American General

Life Companies

Separate Account VL-R

American General Life Insurance Company

2020

Annual Report

December 31, 2020

Report of Independent Registered Public Accounting Firm

To the Board of Directors of American General Life Insurance Company and the Contract Owners of Separate Account VL-R.

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of each of the sub-accounts of Separate Account VL-R indicated in the table below as of December 31, 2020, and the related statements of operations and changes in net assets for each of the two years in the period then ended or each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the sub-accounts of Separate Account VL-R as of December 31, 2020, and the results of each of their operations and the changes in each of their net assets for the two years in the period then ended or each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

AB VPS Balanced Wealth Strategy Portfolio Class A (4)	AB VPS International Growth Portfolio Class A (7)

AB VPS Global Thematic Growth Portfolio Class A (4)	AB VPS Large Cap Growth Portfolio Class A (4)

AB VPS Growth and Income Portfolio Class A (4)	AB VPS Small Cap Growth Portfolio Class A (4)

AB VPS Intermediate Bond Portfolio Class A (4)	Alger Mid Cap Growth Portfolio Class I-2

Alger Capital Appreciation Portfolio Class I-2	American Century VP International Fund Class I

American Century VP Capital Appreciation Fund Class I (4)	American Century VP Value Fund Class I (7)

American Century VP Disciplined Core Value Fund Class 1 (4)	American Funds IS Growth-Income Fund Class 2

American Funds IS Asset Allocation Fund Class 2	American Funds IS High-Income Bond Fund Class 2

American Funds IS Global Growth Fund Class 2	American Funds IS International Fund Class 2

American Funds IS Growth Fund Class 2	AST SA Wellington Government and Quality Bond Portfolio Class 1 (4)

AST SA PGI Asset Allocation Portfolio Class 1 (4)	AST SA Wellington Government and Quality Bond Portfolio Class 3

AST SA Wellington Capital Appreciation Portfolio Class 1 (4)	BlackRock Capital Appreciation V.I. Fund Class I (7)

AST SA Wellington Capital Appreciation Portfolio Class 3	BNY Mellon VIF Quality Bond Portfolio Initial Shares (2) (3)

BlackRock II U.S. Government Bond V.I. Fund Class I (7)	EQ/International Equity Index Portfolio Class 1A (5)

BlackRock Advantage U.S. Total Market V.I. Fund Class I (7)	EQ/Money Market Portfolio Class 1A (5)

BlackRock Basic Value V.I. Fund Class I (7)	EQ Premier VIP EQ/Moderate Allocation Portfolio Class A (5)

BNY Mellon IP MidCap Stock Portfolio Initial Shares	Fidelity VIP Freedom 2030 Portfolio Service Class 2

BNY Mellon Stock Index Fund, Inc. Initial Shares (4)	Fidelity VIP Government Money Market Portfolio Initial Class (4) (6)

BNY Mellon VIF International Value Portfolio Initial Shares (2) (3)	Fidelity VIP Government Money Market Portfolio Service Class 2

BNY Mellon VIF Opportunistic Small Cap Portfolio Initial Shares	Fidelity VIP Growth Portfolio Initial Class (4) (5) (6)

EQ/Advisors Multimanager Aggressive Equity Portfolio Class 1A (5)	Fidelity VIP Growth Portfolio Service Class 2

EQ/Common Stock Index Portfolio Class 1A (5)	Fidelity VIP High Income Portfolio Initial Class (4) (6)

EQ Premier VIP EQ/Core Plus Bond Portfolio Class A (5)	Fidelity VIP Index 500 Portfolio Initial Class (5) (6)

Fidelity VIP Asset Manager Growth Portfolio Initial Class (6)	Fidelity VIP Investment Grade Bond Portfolio Initial Class (4) (5) (6)

Fidelity VIP Asset Manager Portfolio Initial Class (4) (6)	Fidelity VIP Mid Cap Portfolio Service Class 2

Fidelity VIP Asset Manager Portfolio Service Class 2	Fidelity VIP Overseas Portfolio Initial Class (4) (6)

Fidelity VIP Balanced Portfolio Initial Class (7)	FTVIP Templeton Developing Markets VIP Fund Class 2 (7)

Fidelity VIP Contrafund Portfolio Initial Class (4) (5) (6)	FTVIP Templeton Foreign VIP Fund Class 2

Fidelity VIP Contrafund Portfolio Service Class 2	FTVIP Templeton Growth VIP Fund Class 2 (7)

Fidelity VIP Equity-Income Portfolio Initial Class (6)	Goldman Sachs VIT U.S. Equity Insights Fund Institutional Shares (7)

Fidelity VIP Equity-Income Portfolio Service Class 2	Invesco V.I. Core Equity Fund Series I

Fidelity VIP Freedom 2020 Portfolio Service Class 2	Invesco V.I. Global Real Estate Fund Series I

Fidelity VIP Freedom 2025 Portfolio Service Class 2	Invesco V.I. Government Securities Fund Series I

FTVIP Franklin Mutual Shares VIP Fund Class 2	Invesco V.I. Growth and Income Fund Series I

FTVIP Franklin Small Cap Value VIP Fund Class 2	Invesco V.I. High Yield Fund Series I

FTVIP Franklin Small-Mid Cap Growth VIP Fund Class 2	Invesco V.I. International Growth Fund Series I (4)

FTVIP Franklin U.S. Government Securities VIP Fund Class 2	Janus Henderson Global Research Portfolio Service Shares

Goldman Sachs VIT International Equity Insights Fund Institutional Shares (7)	Janus Henderson Overseas Portfolio Service Shares

Goldman Sachs VIT Strategic Growth Fund Institutional Shares	JPMorgan Insurance Trust Small Cap Core Portfolio Class 1

Invesco Oppenheimer V.I. Conservative Balanced Fund Series I	JPMorgan Insurance Trust U.S. Equity Portfolio Class 1 (4)

Invesco Oppenheimer V.I. Global Fund Series I (4)	MFS VIT Research Series Initial Class (6)

Invesco Oppenheimer V.I. Global Strategic Income Fund Series I	MFS VIT Total Return Series Initial Class (6)

Invesco Oppenheimer V.I. Main Street Fund Series I (4)	MFS VIT Utilities Series Initial Class (6)

Invesco V.I. American Franchise Fund Series I (4)	Morgan Stanley VIF Growth Portfolio Class I

Invesco V.I. American Value Fund Series I (7)	Morgan Stanley VIF Mid Cap Growth Portfolio Class I (7)

Janus Henderson Enterprise Portfolio Service Shares	Neuberger Berman AMT Short Duration Bond Portfolio Class I (4)

Janus Henderson Forty Portfolio Service Shares	Neuberger Berman AMT Sustainable Equity Portfolio Class I (4)

JPMorgan Insurance Trust Core Bond Portfolio Class 1 (4)	PIMCO Real Return Portfolio Administrative Class

JPMorgan Insurance Trust Mid Cap Value Portfolio Class 1	PIMCO Short-Term Portfolio Administrative Class

MFS VIT Growth Series Initial Class (6)	PIMCO Total Return Portfolio Administrative Class

MFS VIT Investors Trust Series Initial Class (6)	Pioneer Select Mid Cap Growth VCT Portfolio Class I

MFS VIT New Discovery Series Initial Class	Putnam VT International Value Fund Class IB

MFS VIT II Core Equity Portfolio Initial Class (6)	Putnam VT Small Cap Value Fund Class IB

Morgan Stanley VIF Core Plus Fixed Income Portfolio Class I (7)	Putnam VT Sustainable Leaders Fund Class IB

Morgan Stanley VIF Emerging Markets Equity Portfolio Class I (7)	SAST SA JPMorgan Global Equities Portfolio Class 1 (4)

Neuberger Berman AMT Large Cap Value Portfolio Class I (1) (3)	SAST SA JPMorgan MFS Core Bond Portfolio Class 1 (4)

Neuberger Berman AMT Mid Cap Growth Portfolio Class I	SAST SA JPMorgan Mid-Cap Growth Portfolio Class 1 (4)

PIMCO CommodityRealReturn Strategy Portfolio Administrative Class	SAST SA Legg Mason BW Large Cap Value Portfolio Class 1 (4)

PIMCO Global Bond Opportunities Portfolio (Unhedged) Administrative Class	SAST SA MFS Blue Chip Growth Portfolio Class 1 (4)

PIMCO High Yield Portfolio Administrative Class (7)	SAST SA MFS Massachusetts Investors Trust Portfolio Class 1 (4)

PIMCO Long-Term U.S. Government Portfolio Administrative Class (7)	SAST SA MFS Total Return Portfolio Class 1 (4)

Pioneer Fund VCT Portfolio Class I	SAST SA Morgan Stanley International Equities Portfolio Class 1 (4)

Pioneer Mid Cap Value VCT Portfolio Class I	SAST SA PineBridge High-Yield Bond Portfolio Class 1 (4)

Putnam VT Diversified Income Fund Class IB	SAST SA Putnam International Growth and Income Portfolio Class 1 (4)

Putnam VT Equity Income Fund Class IB	SAST SA WellsCap Aggressive Growth Portfolio Class 1 (4)

Putnam VT Growth Opportunities Fund Class IB	VALIC Company I Mid Cap Index Fund (5)

SST SA Multi-Managed Mid Cap Value Portfolio Class 3	VALIC Company I Nasdaq-100 Index Fund (5)

SAST SA AB Growth Portfolio Class 1 (4)	VALIC Company I Science & Technology Fund (5)

SAST SA Columbia Technology Portfolio Class 1 (4)	VALIC Company I Small Cap Index Fund

SAST SA DFA Ultra Short Bond Portfolio Class 1 (4)	VALIC Company I Stock Index Fund

SAST SA Dogs of Wall Street Portfolio Class 1 (4)	VALIC Company II U.S. Socially Responsible Fund

SAST SA Federated Hermes Corporate Bond Portfolio Class 1 (4)	VanEck VIP Global Hard Assets Fund Initial Class (4)

SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 1 (4)	Vanguard VIF Total Bond Market Index Portfolio (7)

SAST SA Goldman Sachs Global Bond Portfolio Class 1 (4)	Vanguard VIF Total Stock Market Index Portfolio (7)

SAST SA Invesco Growth Opportunities Portfolio Class 1 (4)	VALIC Company I Government Money Market I Fund

SAST SA Invesco Main Street Large Cap Portfolio Class 1 (4)	VALIC Company I International Equities Index Fund

SAST SA Janus Focused Growth Portfolio Class 1 (4)	VALIC Company I International Value Fund

SAST SA JPMorgan Diversified Balanced Portfolio Class 1 (4)	VALIC Company II Mid Cap Value Fund

SAST SA JPMorgan Emerging Markets Portfolio Class 1 (4)	VALIC Company II Strategic Bond Fund

SAST SA JPMorgan Equity-Income Portfolio Class 1 (4)	VanEck VIP Emerging Markets Fund Initial Class (4)

VALIC Company I Dynamic Allocation Fund	Vanguard VIF High Yield Bond Portfolio

VALIC Company I Emerging Economies Fund	Vanguard VIF Real Estate Index Portfolio

(1)

The Neuberger Berman AMT Large Cap Value Portfolio, in operation for the period January 1, 2019 to April 24, 2019 (cessation of operations) merged into the Neuberger Berman AMT Sustainable Equity Portfolio.

(2)	For the period January 1, 2019 to December 31, 2019 and January 1, 2020 to April 30, 2020 (cessation of operations).

(3)	Where there was a cessation of operations, only a statement of operations and changes in net assets is included for the respective periods presented.

(4)

On November 29, 2019 sub-accounts of Separate Account II merged into the Separate Account VL-R. Statements of operations and changes in net assets includes activity for the period November 29, 2019 (merger date) through December 31, 2019 for the merged sub-accounts.

(5)

On November 29, 2019 sub-accounts of Separate Account VUL merged into the Separate Account VL-R. Statements of operations and changes in net assets includes activity for the period November 29, 2019 (merger date) through December 31, 2019 for the merged sub-accounts.

(6)

On November 29, 2019 sub-accounts of Separate Account VUL-2 merged into the Separate Account VL-R. Statements of operations and changes in net assets includes activity for the period November 29, 2019 (merger date) through December 31, 2019 for the merged sub-accounts.

(7)	There is no respective statement of assets and liabilities and statement of operations and changes in net assets, since there was no activity for the periods presented.

Basis for Opinions

These financial statements are the responsibility of American General Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the sub-accounts of Separate Account VL-R based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the sub-accounts of Separate Account VL-R in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2020 by correspondence with the transfer agents of the investee mutual funds and the custodians. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Houston, Texas

April 23, 2021

We have served as the auditor of one or more of the sub-accounts of the American General Life Insurance Company since at least 1994. We have not been able to determine the specific year we began serving as auditor.

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

Sub-accounts	Investments at Fair Value	Due from (to) Company’s General Account, Net	Net Assets
AB VPS Balanced Wealth Strategy Portfolio Class A	$199,980	$-	$199,980
AB VPS Global Thematic Growth Portfolio Class A	1,663,885	-	1,663,885
AB VPS Growth and Income Portfolio Class A	1,536,730	-	1,536,730
AB VPS Intermediate Bond Portfolio Class A	25,595	-	25,595
AB VPS Large Cap Growth Portfolio Class A	32,392,495	-	32,392,495
AB VPS Small Cap Growth Portfolio Class A	830,859	-	830,859
Alger Capital Appreciation Portfolio Class I-2	12,356,372	-	12,356,372
Alger Mid Cap Growth Portfolio Class I-2	5,510,915	-	5,510,915
American Century VP Capital Appreciation Fund Class I	389,574	-	389,574
American Century VP Disciplined Core Value Fund Class 1	173,791	-	173,791
American Century VP Value Fund Class I	14,948,597	-	14,948,597
American Funds IS Asset Allocation Fund Class 2	6,942,615	-	6,942,615
American Funds IS Global Growth Fund Class 2	2,864,272	-	2,864,272
American Funds IS Growth Fund Class 2	6,971,840	-	6,971,840
American Funds IS Growth-Income Fund Class 2	6,357,731	-	6,357,731
American Funds IS High-Income Bond Fund Class 2	1,161,636	-	1,161,636
American Funds IS International Fund Class 2	2,131,305	-	2,131,305
AST SA PGI Asset Allocation Portfolio Class 1	303,802	-	303,802
AST SA Wellington Capital Appreciation Portfolio Class 1	6,272,205	-	6,272,205
AST SA Wellington Capital Appreciation Portfolio Class 3	927,206	-	927,206
AST SA Wellington Government and Quality Bond Portfolio Class 1	245,993	-	245,993
AST SA Wellington Government and Quality Bond Portfolio Class 3	544,623	-	544,623
BNY Mellon IP MidCap Stock Portfolio Initial Shares	4,155,515	-	4,155,515
BNY Mellon Stock Index Fund, Inc. Initial Shares	5,807,942	-	5,807,942
BNY Mellon VIF Opportunistic Small Cap Portfolio Initial Shares	8,316,650	-	8,316,650
EQ/Advisors Multimanager Aggressive Equity Portfolio Class 1A	993,674	-	993,674
EQ/Common Stock Index Portfolio Class 1A	2,809,931	-	2,809,931
EQ/International Equity Index Portfolio Class 1A	261,132	-	261,132
EQ/Money Market Portfolio Class 1A	18,831	-	18,831
EQ Premier VIP EQ/Core Plus Bond Portfolio Class A	20,383	-	20,383
EQ Premier VIP EQ/Moderate Allocation Portfolio Class A	551,561	-	551,561
Fidelity VIP Asset Manager Growth Portfolio Initial Class	7,222,827	-	7,222,827
Fidelity VIP Asset Manager Portfolio Initial Class	12,040,995	-	12,040,995
Fidelity VIP Asset Manager Portfolio Service Class 2	4,515,366	-	4,515,366
Fidelity VIP Contrafund Portfolio Initial Class	51,476,464	-	51,476,464
Fidelity VIP Contrafund Portfolio Service Class 2	40,690,884	-	40,690,884
Fidelity VIP Equity-Income Portfolio Initial Class	31,224,792	-	31,224,792
Fidelity VIP Equity-Income Portfolio Service Class 2	17,930,083	-	17,930,083
Fidelity VIP Freedom 2020 Portfolio Service Class 2	381,192	-	381,192
Fidelity VIP Freedom 2025 Portfolio Service Class 2	699,934	-	699,934
Fidelity VIP Freedom 2030 Portfolio Service Class 2	3,309,069	-	3,309,069
Fidelity VIP Government Money Market Portfolio Initial Class	3,799,178	-	3,799,178
Fidelity VIP Government Money Market Portfolio Service Class 2	1,381,631	-	1,381,631
Fidelity VIP Growth Portfolio Initial Class	90,854,058	-	90,854,058
Fidelity VIP Growth Portfolio Service Class 2	31,349,047	-	31,349,047
Fidelity VIP High Income Portfolio Initial Class	2,128,481	-	2,128,481
Fidelity VIP Index 500 Portfolio Initial Class	43,332,718	-	43,332,718
Fidelity VIP Investment Grade Bond Portfolio Initial Class	3,365,272	-	3,365,272
Fidelity VIP Mid Cap Portfolio Service Class 2	12,117,996	-	12,117,996
Fidelity VIP Overseas Portfolio Initial Class	8,084,538	-	8,084,538
FTVIP Franklin Mutual Shares VIP Fund Class 2	6,083,490	-	6,083,490
FTVIP Franklin Small Cap Value VIP Fund Class 2	7,997,455	-	7,997,455
FTVIP Franklin Small-Mid Cap Growth VIP Fund Class 2	51,520	-	51,520
FTVIP Franklin U.S. Government Securities VIP Fund Class 2	2,762,837	-	2,762,837
FTVIP Templeton Foreign VIP Fund Class 2	3,884,754	-	3,884,754
Goldman Sachs VIT Strategic Growth Fund Institutional Shares	5,303,755	-	5,303,755
Invesco Oppenheimer V.I. Conservative Balanced Fund Series I	1,429,125	-	1,429,125
Invesco Oppenheimer V.I. Global Fund Series I	10,103,855	-	10,103,855
Invesco Oppenheimer V.I. Global Strategic Income Fund Series I	479	-	479
Invesco Oppenheimer V.I. Main Street Fund Series I	733,001	-	733,001
Invesco V.I. American Franchise Fund Series I	795,624	-	795,624
Invesco V.I. Core Equity Fund Series I	8,641,820	-	8,641,820
Invesco V.I. Global Real Estate Fund Series I	624,203	-	624,203
Invesco V.I. Government Securities Fund Series I	10,139	-	10,139

 The accompanying Notes to Financial Statements are an integral part of this statement.

1

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

Sub-accounts	Investments at Fair Value	Due from (to) Company’s General Account, Net	Net Assets
Invesco V.I. Growth and Income Fund Series I	$10,255,446	$-	$10,255,446
Invesco V.I. High Yield Fund Series I	1,005,249	-	1,005,249
Invesco V.I. International Growth Fund Series I	8,910,059	-	8,910,059
Janus Henderson Enterprise Portfolio Service Shares	8,518,410	-	8,518,410
Janus Henderson Forty Portfolio Service Shares	1,698,223	-	1,698,223
Janus Henderson Global Research Portfolio Service Shares	3,835,385	-	3,835,385
Janus Henderson Overseas Portfolio Service Shares	7,224,208	-	7,224,208
JPMorgan Insurance Trust Core Bond Portfolio Class 1	3,262,989	-	3,262,989
JPMorgan Insurance Trust Mid Cap Value Portfolio Class 1	482,175	-	482,175
JPMorgan Insurance Trust Small Cap Core Portfolio Class 1	3,748,836	-	3,748,836
JPMorgan Insurance Trust U.S. Equity Portfolio Class 1	387,243	-	387,243
MFS VIT Growth Series Initial Class	38,044,030	-	38,044,030
MFS VIT Investors Trust Series Initial Class	3,685,435	-	3,685,435
MFS VIT New Discovery Series Initial Class	11,221,056	-	11,221,056
MFS VIT Research Series Initial Class	10,263,625	-	10,263,625
MFS VIT Total Return Series Initial Class	5,106,241	-	5,106,241
MFS VIT Utilities Series Initial Class	8,222,528	-	8,222,528
MFS VIT II Core Equity Portfolio Initial Class	14,510,138	-	14,510,138
Morgan Stanley VIF Growth Portfolio Class I	9,920,974	-	9,920,974
Neuberger Berman AMT Mid Cap Growth Portfolio Class I	9,055,584	-	9,055,584
Neuberger Berman AMT Short Duration Bond Portfolio Class I	49,686	-	49,686
Neuberger Berman AMT Sustainable Equity Portfolio Class I	453,868	3,313	457,181
PIMCO CommodityRealReturn Strategy Portfolio Administrative Class	583,878	-	583,878
PIMCO Global Bond Opportunities Portfolio (Unhedged) Adminstrative Class	506,300	-	506,300
PIMCO Real Return Portfolio Administrative Class	8,849,841	-	8,849,841
PIMCO Short-Term Portfolio Administrative Class	5,434,342	-	5,434,342
PIMCO Total Return Portfolio Administrative Class	14,647,654	-	14,647,654
Pioneer Fund VCT Portfolio Class I	1,773,793	-	1,773,793
Pioneer Mid Cap Value VCT Portfolio Class I	907,496	-	907,496
Pioneer Select Mid Cap Growth VCT Portfolio Class I	4,315,429	-	4,315,429
Putnam VT Diversified Income Fund Class IB	5,552,581	-	5,552,581
Putnam VT Equity Income Fund Class IB	14,265,927	-	14,265,927
Putnam VT Growth Opportunities Fund Class IB	328,451	-	328,451
Putnam VT International Value Fund Class IB	3,470,346	-	3,470,346
Putnam VT Small Cap Value Fund Class IB	180,270	-	180,270
Putnam VT Sustainable Leaders Fund Class IB	92,797	-	92,797
SST SA Multi-Managed Mid Cap Value Portfolio Class 3	143,819	-	143,819
SAST SA AB Growth Portfolio Class 1	9,128,125	-	9,128,125
SAST SA Columbia Technology Portfolio Class 1	373,083	-	373,083
SAST SA DFA Ultra Short Bond Portfolio Class 1	1,442,320	-	1,442,320
SAST SA Dogs of Wall Street Portfolio Class 1	551,489	-	551,489
SAST SA Federated Hermes Corporate Bond Portfolio Class 1	235,918	-	235,918
SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 1	381,462	-	381,462
SAST SA Goldman Sachs Global Bond Portfolio Class 1	196,046	-	196,046
SAST SA Invesco Growth Opportunities Portfolio Class 1	179,604	-	179,604
SAST SA Invesco Main Street Large Cap Portfolio Class 1	424,042	-	424,042
SAST SA Janus Focused Growth Portfolio Class 1	1,222,773	-	1,222,773
SAST SA JPMorgan Diversified Balanced Portfolio Class 1	4,818,696	-	4,818,696
SAST SA JPMorgan Emerging Markets Portfolio Class 1	419,144	-	419,144
SAST SA JPMorgan Equity-Income Portfolio Class 1	2,974,267	-	2,974,267
SAST SA JPMorgan Global Equities Portfolio Class 1	356,296	-	356,296
SAST SA JPMorgan MFS Core Bond Portfolio Class 1	52,427	-	52,427
SAST SA JPMorgan Mid-Cap Growth Portfolio Class 1	4,937,756	-	4,937,756
SAST SA Legg Mason BW Large Cap Value Portfolio Class 1	2,332,881	-	2,332,881
SAST SA MFS Blue Chip Growth Portfolio Class 1	78,598	-	78,598
SAST SA MFS Massachusetts Investors Trust Portfolio Class 1	622,869	-	622,869
SAST SA MFS Total Return Portfolio Class 1	826,502	-	826,502
SAST SA Morgan Stanley International Equities Portfolio Class 1	395,720	-	395,720
SAST SA PineBridge High-Yield Bond Portfolio Class 1	311,767	-	311,767
SAST SA Putnam International Growth and Income Portfolio Class 1	469,063	-	469,063
SAST SA WellsCap Aggressive Growth Portfolio Class 1	5,696,050	-	5,696,050
VALIC Company I Dynamic Allocation Fund	7,202,276	-	7,202,276
VALIC Company I Emerging Economies Fund	445,724	-	445,724

 The accompanying Notes to Financial Statements are an integral part of this statement.

2

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

Sub-accounts	Investments at Fair Value	Due from (to) Company’s General Account, Net	Net Assets
VALIC Company I Government Money Market I Fund	$12,677,171	$-	$12,677,171
VALIC Company I International Equities Index Fund	3,541,441	-	3,541,441
VALIC Company I International Value Fund	170,050	-	170,050
VALIC Company I Mid Cap Index Fund	16,131,614	-	16,131,614
VALIC Company I Nasdaq-100 Index Fund	11,316,911	-	11,316,911
VALIC Company I Science & Technology Fund	7,683,701	-	7,683,701
VALIC Company I Small Cap Index Fund	8,605,861	-	8,605,861
VALIC Company I Stock Index Fund	25,095,341	-	25,095,341
VALIC Company II Mid Cap Value Fund	146,944	-	146,944
VALIC Company II Strategic Bond Fund	366,987	-	366,987
VALIC Company II U.S. Socially Responsible Fund	138,183	-	138,183
VanEck VIP Emerging Markets Fund Initial Class	200,519	-	200,519
VanEck VIP Global Hard Assets Fund Initial Class	209,091	-	209,091
Vanguard VIF High Yield Bond Portfolio	5,596,270	-	5,596,270
Vanguard VIF Real Estate Index Portfolio	12,544,401	-	12,544,401

 The accompanying Notes to Financial Statements are an integral part of this statement.

3

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

SCHEDULE OF PORTFOLIO INVESTMENTS

December 31, 2020

Sub-accounts	Shares	Net Asset Value per Share	Shares at Fair Value	Cost of Shares Held	Level*
AB VPS Balanced Wealth Strategy Portfolio Class A	18,848	$10.61	$199,980	$206,427	1
AB VPS Global Thematic Growth Portfolio Class A	39,243	42.40	1,663,885	910,141	1
AB VPS Growth and Income Portfolio Class A	53,046	28.97	1,536,730	1,473,134	1
AB VPS Intermediate Bond Portfolio Class A	2,329	10.99	25,595	25,122	1
AB VPS Large Cap Growth Portfolio Class A	420,191	77.09	32,392,495	22,639,621	1
AB VPS Small Cap Growth Portfolio Class A	28,889	28.76	830,859	490,970	1
Alger Capital Appreciation Portfolio Class I-2	123,626	99.95	12,356,372	10,126,609	1
Alger Mid Cap Growth Portfolio Class I-2	165,792	33.24	5,510,915	3,980,173	1
American Century VP Capital Appreciation Fund Class I	20,217	19.27	389,574	284,420	1
American Century VP Disciplined Core Value Fund Class 1	16,906	10.28	173,791	157,937	1
American Century VP Value Fund Class I	1,338,281	11.17	14,948,597	12,756,024	1
American Funds IS Asset Allocation Fund Class 2	264,884	26.21	6,942,615	6,108,160	1
American Funds IS Global Growth Fund Class 2	70,341	40.72	2,864,272	2,162,770	1
American Funds IS Growth Fund Class 2	58,503	119.17	6,971,840	4,728,706	1
American Funds IS Growth-Income Fund Class 2	116,314	54.66	6,357,731	5,543,345	1
American Funds IS High-Income Bond Fund Class 2	120,878	9.61	1,161,636	1,157,245	1
American Funds IS International Fund Class 2	90,540	23.54	2,131,305	1,741,607	1
AST SA PGI Asset Allocation Portfolio Class 1	20,695	14.68	303,802	295,928	1
AST SA Wellington Capital Appreciation Portfolio Class 1	96,793	64.80	6,272,205	4,328,014	1
AST SA Wellington Capital Appreciation Portfolio Class 3	16,125	57.50	927,206	727,946	1
AST SA Wellington Government and Quality Bond Portfolio Class 1	15,251	16.13	245,993	231,571	1
AST SA Wellington Government and Quality Bond Portfolio Class 3	33,849	16.09	544,623	535,300	1
BNY Mellon IP MidCap Stock Portfolio Initial Shares	208,506	19.93	4,155,515	4,033,847	1
BNY Mellon Stock Index Fund, Inc. Initial Shares	90,368	64.27	5,807,942	3,954,230	1
BNY Mellon VIF Opportunistic Small Cap Portfolio Initial Shares	167,472	49.66	8,316,650	7,252,530	1
EQ/Advisors Multimanager Aggressive Equity Portfolio Class 1A	11,758	84.51	993,674	608,387	1
EQ/Common Stock Index Portfolio Class 1A	67,949	41.35	2,809,931	1,583,949	1
EQ/International Equity Index Portfolio Class 1A	26,022	10.03	261,132	234,345	1
EQ/Money Market Portfolio Class 1A	18,821	1.00	18,831	18,830	1
EQ Premier VIP EQ/Core Plus Bond Portfolio Class A	4,842	4.21	20,383	18,754	1
EQ Premier VIP EQ/Moderate Allocation Portfolio Class A	37,868	14.57	551,561	529,563	1
Fidelity VIP Asset Manager Growth Portfolio Initial Class	328,310	22.00	7,222,827	5,450,123	1
Fidelity VIP Asset Manager Portfolio Initial Class	706,631	17.04	12,040,995	10,641,247	1
Fidelity VIP Asset Manager Portfolio Service Class 2	272,667	16.56	4,515,366	4,109,331	1
Fidelity VIP Contrafund Portfolio Initial Class	1,068,642	48.17	51,476,464	31,364,396	1
Fidelity VIP Contrafund Portfolio Service Class 2	870,766	46.73	40,690,884	29,158,726	1
Fidelity VIP Equity-Income Portfolio Initial Class	1,306,477	23.90	31,224,792	27,311,603	1
Fidelity VIP Equity-Income Portfolio Service Class 2	773,515	23.18	17,930,083	16,579,483	1
Fidelity VIP Freedom 2020 Portfolio Service Class 2	25,549	14.92	381,192	336,392	1
Fidelity VIP Freedom 2025 Portfolio Service Class 2	41,937	16.69	699,934	593,575	1
Fidelity VIP Freedom 2030 Portfolio Service Class 2	197,793	16.73	3,309,069	2,697,824	1
Fidelity VIP Government Money Market Portfolio Initial Class	3,799,178	1.00	3,799,178	3,799,178	1
Fidelity VIP Government Money Market Portfolio Service Class 2	1,381,631	1.00	1,381,631	1,381,631	1
Fidelity VIP Growth Portfolio Initial Class	882,078	103.00	90,854,058	57,648,265	1
Fidelity VIP Growth Portfolio Service Class 2	311,683	100.58	31,349,047	20,196,220	1
Fidelity VIP High Income Portfolio Initial Class	400,844	5.31	2,128,481	2,187,055	1
Fidelity VIP Index 500 Portfolio Initial Class	116,614	371.59	43,332,718	18,879,855	1
Fidelity VIP Investment Grade Bond Portfolio Initial Class	238,841	14.09	3,365,272	3,078,645	1
Fidelity VIP Mid Cap Portfolio Service Class 2	324,966	37.29	12,117,996	10,079,282	1
Fidelity VIP Overseas Portfolio Initial Class	304,847	26.52	8,084,538	5,446,815	1
FTVIP Franklin Mutual Shares VIP Fund Class 2	366,696	16.59	6,083,490	6,675,342	1
FTVIP Franklin Small Cap Value VIP Fund Class 2	551,549	14.50	7,997,455	8,518,675	1
FTVIP Franklin Small-Mid Cap Growth VIP Fund Class 2	2,229	23.11	51,520	37,333	1
FTVIP Franklin U.S. Government Securities VIP Fund Class 2	228,712	12.08	2,762,837	2,772,976	1
FTVIP Templeton Foreign VIP Fund Class 2	292,527	13.28	3,884,754	3,957,900	1
Goldman Sachs VIT Strategic Growth Fund Institutional Shares	343,730	15.43	5,303,755	4,163,523	1
Invesco Oppenheimer V.I. Conservative Balanced Fund Series I	79,706	17.93	1,429,125	1,246,989	1
Invesco Oppenheimer V.I. Global Fund Series I	193,858	52.12	10,103,855	7,837,028	1
Invesco Oppenheimer V.I. Global Strategic Income Fund Series I	99	4.84	479	467	1
Invesco Oppenheimer V.I. Main Street Fund Series I	24,507	29.91	733,001	658,375	1
Invesco V.I. American Franchise Fund Series I	8,930	89.10	795,624	499,684	1
Invesco V.I. Core Equity Fund Series I	283,990	30.43	8,641,820	9,259,921	1
Invesco V.I. Global Real Estate Fund Series I	42,492	14.69	624,203	647,061	1
Invesco V.I. Government Securities Fund Series I	842	12.04	10,139	9,835	1
Invesco V.I. Growth and Income Fund Series I	547,834	18.72	10,255,446	10,550,283	1

 * Represents the level within the fair value hierarchy under which the portfolio is classified as defined in ASC 820 and described in Note 3 to the financial statements.

 The accompanying Notes to Financial Statements are an integral part of this statement.

4

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

SCHEDULE OF PORTFOLIO INVESTMENTS

December 31, 2020

Sub-accounts	Shares	Net Asset Value per Share	Shares at Fair Value	Cost of Shares Held	Level*
Invesco V.I. High Yield Fund Series I	191,112	$5.26	$1,005,249	$1,020,182	1
Invesco V.I. International Growth Fund Series I	209,550	42.52	8,910,059	7,589,915	1
Janus Henderson Enterprise Portfolio Service Shares	97,398	87.46	8,518,410	6,255,799	1
Janus Henderson Forty Portfolio Service Shares	32,066	52.96	1,698,223	1,279,089	1
Janus Henderson Global Research Portfolio Service Shares	61,861	62.00	3,835,385	2,510,385	1
Janus Henderson Overseas Portfolio Service Shares	197,491	36.58	7,224,208	5,764,968	1
JPMorgan Insurance Trust Core Bond Portfolio Class 1	274,662	11.88	3,262,989	3,084,196	1
JPMorgan Insurance Trust Mid Cap Value Portfolio Class 1	44,277	10.89	482,175	459,495	1
JPMorgan Insurance Trust Small Cap Core Portfolio Class 1	155,489	24.11	3,748,836	3,354,245	1
JPMorgan Insurance Trust U.S. Equity Portfolio Class 1	10,354	37.40	387,243	267,810	1
MFS VIT Growth Series Initial Class	515,432	73.81	38,044,030	22,773,137	1
MFS VIT Investors Trust Series Initial Class	100,778	36.57	3,685,435	2,617,246	1
MFS VIT New Discovery Series Initial Class	416,211	26.96	11,221,056	8,157,141	1
MFS VIT Research Series Initial Class	312,249	32.87	10,263,625	8,282,467	1
MFS VIT Total Return Series Initial Class	196,243	26.02	5,106,241	4,364,997	1
MFS VIT Utilities Series Initial Class	232,735	35.33	8,222,528	6,705,421	1
MFS VIT II Core Equity Portfolio Initial Class	520,450	27.88	14,510,138	12,111,829	1
Morgan Stanley VIF Growth Portfolio Class I	141,264	70.23	9,920,974	6,320,010	1
Neuberger Berman AMT Mid Cap Growth Portfolio Class I	227,527	39.80	9,055,584	6,210,153	1
Neuberger Berman AMT Short Duration Bond Portfolio Class I	4,652	10.68	49,686	48,930	1
Neuberger Berman AMT Sustainable Equity Portfolio Class I	14,789	30.69	453,868	380,901	1
PIMCO CommodityRealReturn Strategy Portfolio Administrative Class	96,509	6.05	583,878	602,993	1
PIMCO Global Bond Opportunities Portfolio (Unhedged) Adminstrative Class	41,534	12.19	506,300	470,459	1
PIMCO Real Return Portfolio Administrative Class	635,764	13.92	8,849,841	8,238,374	1
PIMCO Short-Term Portfolio Administrative Class	521,530	10.42	5,434,342	5,391,812	1
PIMCO Total Return Portfolio Administrative Class	1,263,818	11.59	14,647,654	13,990,241	1
Pioneer Fund VCT Portfolio Class I	105,395	16.83	1,773,793	1,560,175	1
Pioneer Mid Cap Value VCT Portfolio Class I	50,501	17.97	907,496	937,459	1
Pioneer Select Mid Cap Growth VCT Portfolio Class I	115,017	37.52	4,315,429	3,227,150	1
Putnam VT Diversified Income Fund Class IB	972,431	5.71	5,552,581	6,230,677	1
Putnam VT Equity Income Fund Class IB	559,229	25.51	14,265,927	12,959,429	1
Putnam VT Growth Opportunities Fund Class IB	22,574	14.55	328,451	187,590	1
Putnam VT International Value Fund Class IB	339,232	10.23	3,470,346	3,315,872	1
Putnam VT Small Cap Value Fund Class IB	18,009	10.01	180,270	195,066	1
Putnam VT Sustainable Leaders Fund Class IB	2,096	44.28	92,797	71,788	1
SST SA Multi-Managed Mid Cap Value Portfolio Class 3	8,435	17.05	143,819	131,440	1
SAST SA AB Growth Portfolio Class 1	146,050	62.50	9,128,125	6,429,653	1
SAST SA Columbia Technology Portfolio Class 1	35,464	10.52	373,083	288,584	1
SAST SA DFA Ultra Short Bond Portfolio Class 1	137,495	10.49	1,442,320	1,466,420	1
SAST SA Dogs of Wall Street Portfolio Class 1	41,811	13.19	551,489	527,748	1
SAST SA Federated Hermes Corporate Bond Portfolio Class 1	16,875	13.98	235,918	219,892	1
SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 1	29,617	12.88	381,462	417,628	1
SAST SA Goldman Sachs Global Bond Portfolio Class 1	15,734	12.46	196,046	176,274	1
SAST SA Invesco Growth Opportunities Portfolio Class 1	14,819	12.12	179,604	131,870	1
SAST SA Invesco Main Street Large Cap Portfolio Class 1	17,930	23.65	424,042	355,903	1
SAST SA Janus Focused Growth Portfolio Class 1	57,219	21.37	1,222,773	775,532	1
SAST SA JPMorgan Diversified Balanced Portfolio Class 1	231,223	20.84	4,818,696	4,397,756	1
SAST SA JPMorgan Emerging Markets Portfolio Class 1	42,726	9.81	419,144	339,255	1
SAST SA JPMorgan Equity-Income Portfolio Class 1	87,120	34.14	2,974,267	2,652,429	1
SAST SA JPMorgan Global Equities Portfolio Class 1	18,040	19.75	356,296	353,460	1
SAST SA JPMorgan MFS Core Bond Portfolio Class 1	5,388	9.73	52,427	50,610	1
SAST SA JPMorgan Mid-Cap Growth Portfolio Class 1	190,060	25.98	4,937,756	3,355,662	1
SAST SA Legg Mason BW Large Cap Value Portfolio Class 1	122,977	18.97	2,332,881	2,490,598	1
SAST SA MFS Blue Chip Growth Portfolio Class 1	4,891	16.07	78,598	50,327	1
SAST SA MFS Massachusetts Investors Trust Portfolio Class 1	24,965	24.95	622,869	523,738	1
SAST SA MFS Total Return Portfolio Class 1	41,160	20.08	826,502	734,732	1
SAST SA Morgan Stanley International Equities Portfolio Class 1	35,909	11.02	395,720	348,932	1
SAST SA PineBridge High-Yield Bond Portfolio Class 1	56,073	5.56	311,767	316,166	1
SAST SA Putnam International Growth and Income Portfolio Class 1	46,259	10.14	469,063	441,392	1
SAST SA WellsCap Aggressive Growth Portfolio Class 1	159,330	35.75	5,696,050	3,142,180	1
VALIC Company I Dynamic Allocation Fund	537,885	13.39	7,202,276	6,510,238	1
VALIC Company I Emerging Economies Fund	44,572	10.00	445,724	366,540	1
VALIC Company I Government Money Market I Fund	12,677,171	1.00	12,677,171	12,677,173	1
VALIC Company I International Equities Index Fund	456,960	7.75	3,541,441	3,174,649	1

 * Represents the level within the fair value hierarchy under which the portfolio is classified as defined in ASC 820 and described in Note 3 to the financial statements.

 The accompanying Notes to Financial Statements are an integral part of this statement.

5

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

SCHEDULE OF PORTFOLIO INVESTMENTS

December 31, 2020

Sub-accounts	Shares	Net Asset Value per Share	Shares at Fair Value	Cost of Shares Held	Level*
VALIC Company I International Value Fund	16,510	$10.30	$170,050	$153,441	1
VALIC Company I Mid Cap Index Fund	590,037	27.34	16,131,614	14,460,761	1
VALIC Company I Nasdaq-100 Index Fund	458,546	24.68	11,316,911	6,295,115	1
VALIC Company I Science & Technology Fund	182,208	42.17	7,683,701	5,253,836	1
VALIC Company I Small Cap Index Fund	400,645	21.48	8,605,861	7,464,757	1
VALIC Company I Stock Index Fund	501,005	50.09	25,095,341	18,543,945	1
VALIC Company II Mid Cap Value Fund	7,943	18.50	146,944	143,425	1
VALIC Company II Strategic Bond Fund	30,943	11.86	366,987	347,544	1
VALIC Company II U.S. Socially Responsible Fund	6,063	22.79	138,183	125,003	1
VanEck VIP Emerging Markets Fund Initial Class	11,872	16.89	200,519	151,505	1
VanEck VIP Global Hard Assets Fund Initial Class	9,301	22.48	209,091	194,286	1
Vanguard VIF High Yield Bond Portfolio	689,196	8.12	5,596,270	5,348,327	1
Vanguard VIF Real Estate Index Portfolio	1,009,204	12.43	12,544,401	12,681,978	1

 * Represents the level within the fair value hierarchy under which the portfolio is classified as defined in ASC 820 and described in Note 3 to the financial statements.

 The accompanying Notes to Financial Statements are an integral part of this statement.

6

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	AB VPS Balanced Wealth Strategy Portfolio Class A	AB VPS Global Thematic Growth Portfolio Class A	AB VPS Growth and Income Portfolio Class A	AB VPS Intermediate Bond Portfolio Class A	AB VPS Large Cap Growth Portfolio Class A
For the Year Ended December 31, 2020
From operations:
Dividends	$4,158	$8,824	$21,807	$819	$-
Mortality and expense risk and administrative charges	(872)	(5,369)	(7,103)	(124)	(132,597)
Net investment income (loss)	3,286	3,455	14,704	695	(132,597)
Net realized gain (loss)	(3,672)	72,997	101,921	(395)	208,261
Capital gain distribution from mutual funds	5,256	123,908	74,227	-	2,079,349
Change in unrealized appreciation (depreciation) of investments	11,073	273,062	(184,250)	1,001	6,245,371
Increase (decrease) in net assets from operations	15,943	473,422	6,602	1,301	8,400,384

From contract transactions:
Payments received from contract owners	16,253	62,220	86,435	2,767	122,909
Payments for contract benefits or terminations	-	(84,030)	(166,781)	-	(240,495)
Policy loans	(109)	241	(9,906)	96	33,564
Transfers between sub-accounts (including fixed account), net	2,439	(25,325)	(34,912)	(9)	4,925
Contract maintenance charges	(14,094)	(70,958)	(118,390)	(4,801)	(204,766)
Increase (decrease) in net assets from contract transactions	4,489	(117,852)	(243,554)	(1,947)	(283,863)

Increase (decrease) in net assets	20,432	355,570	(236,952)	(646)	8,116,521
Net assets at beginning of period	179,548	1,308,315	1,773,682	26,241	24,275,974
Net assets at end of period	$199,980	$1,663,885	$1,536,730	$25,595	$32,392,495

Beginning units	9,135	54,375	23,150	1,732	513,128
Units issued	1,061	3,478	1,391	215	8,124
Units redeemed	(850)	(7,346)	(4,918)	(345)	(14,032)
Ending units	9,346	50,507	19,623	1,602	507,220

For the Year Ended December 31, 2019
From operations:
Mortality and expense risk and administrative charges	$(78)	$(455)	$(771)	$(11)	$(10,323)
Net investment income (loss)	(78)	(455)	(771)	(11)	(10,323)
Net realized gain (loss)	(194)	2,684	3,434	(47)	18,569
Change in unrealized appreciation (depreciation) of investments	3,707	33,980	19,376	46	591,950
Increase (decrease) in net assets from operations	3,435	36,209	22,039	(12)	600,196

From contract transactions:
Payments received from contract owners	1,336	7,421	8,645	730	6,350
Payments for contract benefits or terminations	-	(3,234)	-	-	(19,836)
Policy loans	-	22	87	-	(182)
Transfers between sub-accounts (including fixed account), net	1	(18)	58	(1)	(161)
Contract maintenance charges	(1,258)	(6,006)	(11,168)	(397)	(17,024)
Increase (decrease) in net assets from contract transactions	79	(1,815)	(2,378)	332	(30,853)

Increase in net assets from separate account merger	176,034	1,273,921	1,754,021	25,921	23,706,631
Increase (decrease) in net assets	179,548	1,308,315	1,773,682	26,241	24,275,974
Net assets at beginning of period	-	-	-	-	-
Net assets at end of period	$179,548	$1,308,315	$1,773,682	$26,241	$24,275,974

Beginning units	-	-	-	-	-
Units issued	69	329	117	48	196
Units redeemed	(65)	(534)	(148)	(26)	(1,025)
Units transferred in from separate account merger	9,131	54,580	23,181	1,710	513,957
Ending units	9,135	54,375	23,150	1,732	513,128

 The accompanying Notes to Financial Statements are an integral part of this statement.

7

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	AB VPS Small Cap Growth Portfolio Class A	Alger Capital Appreciation Portfolio Class I-2	Alger Mid Cap Growth Portfolio Class I-2	American Century VP Capital Appreciation Fund Class I	American Century VP Disciplined Core Value Fund Class 1
For the Year Ended December 31, 2020
From operations:
Dividends	$-	$-	$-	$-	$3,064
Mortality and expense risk and administrative charges	(3,133)	(38,342)	(16,276)	(295)	(156)
Net investment income (loss)	(3,133)	(38,342)	(16,276)	(295)	2,908
Net realized gain (loss)	3,820	340,239	75,380	1,714	1,891
Capital gain distribution from mutual funds	43,472	1,575,783	595,697	31,136	7,743
Change in unrealized appreciation (depreciation) of investments	254,117	1,655,128	1,356,131	81,161	6,437
Increase (decrease) in net assets from operations	298,276	3,532,808	2,010,932	113,716	18,979

From contract transactions:
Payments received from contract owners	7,948	351,023	156,638	9,693	8,705
Payments for contract benefits or terminations	(8,068)	(560,210)	(307,356)	(6,523)	(7,616)
Policy loans	(333)	(18,011)	17,924	(1,624)	(84)
Transfers between sub-accounts (including fixed account), net	(9,170)	(11,096)	336,849	7,569	11
Contract maintenance charges	(23,716)	(289,894)	(141,884)	(12,370)	(7,228)
Increase (decrease) in net assets from contract transactions	(33,339)	(528,188)	62,171	(3,255)	(6,212)

Increase (decrease) in net assets	264,937	3,004,620	2,073,103	110,461	12,767
Net assets at beginning of period	565,922	9,351,752	3,437,812	279,113	161,024
Net assets at end of period	$830,859	$12,356,372	$5,510,915	$389,574	$173,791

Beginning units	11,654	291,367	164,124	8,289	5,973
Units issued	2,043	80,094	51,851	825	360
Units redeemed	(2,530)	(73,547)	(54,887)	(984)	(562)
Ending units	11,167	297,914	161,088	8,130	5,771

For the Year Ended December 31, 2019
From operations:
Dividends	$-	$-	$-	$-	$713
Mortality and expense risk and administrative charges	(245)	(33,139)	(14,040)	(24)	(14)
Net investment income (loss)	(245)	(33,139)	(14,040)	(24)	699
Net realized gain (loss)	(54)	94,621	71,408	69	102
Capital gain distribution from mutual funds	-	1,017,862	371,053	-	-
Change in unrealized appreciation (depreciation) of investments	10,000	1,294,791	376,967	3,776	2,606
Increase (decrease) in net assets from operations	9,701	2,374,135	805,388	3,821	3,407

From contract transactions:
Payments received from contract owners	774	363,304	181,976	735	1,116
Payments for contract benefits or terminations	-	(299,319)	(153,937)	-	-
Policy loans	(81)	(18,528)	(18,732)	-	(5)
Transfers between sub-accounts (including fixed account), net	5	(177,337)	26,951	6	2
Contract maintenance charges	(1,933)	(247,059)	(141,729)	(1,013)	(607)
Increase (decrease) in net assets from contract transactions	(1,235)	(378,939)	(105,471)	(272)	506

Increase in net assets from separate account merger	557,456	-	-	275,564	157,111

Increase (decrease) in net assets	565,922	1,995,196	699,917	279,113	161,024
Net assets at beginning of period	-	7,356,556	2,737,895	-	-
Net assets at end of period	$565,922	$9,351,752	$3,437,812	$279,113	$161,024

Beginning units	-	302,218	168,792	-	-
Units issued	21	26,142	12,646	26	42
Units redeemed	(47)	(36,993)	(17,314)	(35)	(23)
Units transferred in from separate account merger	11,680	-	-	8,298	5,954
Ending units	11,654	291,367	164,124	8,289	5,973

 The accompanying Notes to Financial Statements are an integral part of this statement.

8

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	American Century VP Value Fund Class I	American Funds IS Asset Allocation Fund Class 2	American Funds IS Global Growth Fund Class 2	American Funds IS Growth Fund Class 2	American Funds IS Growth- Income Fund Class 2
For the Year Ended December 31, 2020
From operations:
Dividends	$307,004	$96,489	$7,699	$15,719	$72,718
Mortality and expense risk and administrative charges	(56,349)	(13,586)	(5,103)	(12,433)	(12,251)
Net investment income (loss)	250,655	82,903	2,596	3,286	60,467
Net realized gain (loss)	448,416	20,042	67,549	228,218	(245)
Capital gain distribution from mutual funds	346,642	21,394	56,663	112,922	123,055
Change in unrealized appreciation (depreciation) of investments	(1,072,540)	646,151	547,171	1,950,113	620,569
Increase (decrease) in net assets from operations	(26,827)	770,490	673,979	2,294,539	803,846

From contract transactions:
Payments received from contract owners	646,814	557,801	261,611	751,979	946,033
Payments for contract benefits or terminations	(522,593)	(1,750)	(41,357)	(15,795)	(85,882)
Policy loans	(74,292)	(2,405)	(3,947)	(1,188)	(6,551)
Transfers between sub-accounts (including fixed account), net	(483,773)	2,659,789	988,045	917,681	1,469,039
Contract maintenance charges	(696,286)	(635,494)	(237,040)	(676,892)	(735,049)
Increase (decrease) in net assets from contract transactions	(1,130,130)	2,577,941	967,312	975,785	1,587,590

Increase (decrease) in net assets	(1,156,957)	3,348,431	1,641,291	3,270,324	2,391,436
Net assets at beginning of period	16,105,554	3,594,184	1,222,981	3,701,516	3,966,295
Net assets at end of period	$14,948,597	$6,942,615	$2,864,272	$6,971,840	$6,357,731

Beginning units	652,422	259,425	78,701	226,545	254,489
Units issued	63,036	262,873	148,861	172,792	202,963
Units redeemed	(103,747)	(53,654)	(75,453)	(102,721)	(83,381)
Ending units	611,711	468,644	152,109	296,616	374,071

For the Year Ended December 31, 2019
From operations:
Dividends	$315,104	$63,181	$12,055	$23,736	$56,707
Mortality and expense risk and administrative charges	(63,179)	(8,872)	(2,460)	(7,021)	(7,575)
Net investment income (loss)	251,925	54,309	9,595	16,715	49,132
Net realized gain (loss)	536,114	4,974	14,385	6,492	4,399
Capital gain distribution from mutual funds	855,900	151,400	51,844	277,910	275,949
Change in unrealized appreciation (depreciation) of investments	1,833,298	351,790	209,246	415,436	322,782
Increase (decrease) in net assets from operations	3,477,237	562,473	285,070	716,553	652,262

From contract transactions:
Payments received from contract owners	666,270	500,482	246,769	728,619	1,040,448
Payments for contract benefits or terminations	(658,241)	(52,822)	(14,527)	(8,366)	(10,965)
Policy loans	(61,735)	(2,008)	40	(940)	(2,202)
Transfers between sub-accounts (including fixed account), net	(157,833)	718,059	127,832	948,336	750,982
Contract maintenance charges	(699,608)	(458,604)	(149,848)	(453,501)	(525,907)
Increase (decrease) in net assets from contract transactions	(911,147)	705,107	210,266	1,214,148	1,252,356

Increase (decrease) in net assets	2,566,090	1,267,580	495,336	1,930,701	1,904,618
Net assets at beginning of period	13,539,464	2,326,604	727,645	1,770,815	2,061,677
Net assets at end of period	$16,105,554	$3,594,184	$1,222,981	$3,701,516	$3,966,295

Beginning units	691,816	197,083	61,468	138,504	158,287
Units issued	40,392	96,013	32,356	118,622	141,475
Units redeemed	(79,786)	(33,671)	(15,123)	(30,581)	(45,273)
Ending units	652,422	259,425	78,701	226,545	254,489

 The accompanying Notes to Financial Statements are an integral part of this statement.

9

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	American Funds IS High-Income Bond Fund Class 2	American Funds IS International Fund Class 2	AST SA PGI Asset Allocation Portfolio Class 1	AST SA Wellington Capital Appreciation Portfolio Class 1	AST SA Wellington Capital Appreciation Portfolio Class 3
For the Year Ended December 31, 2020
From operations:
Dividends	$88,263	$10,911	$7,161	$-	$-
Mortality and expense risk and administrative charges	(2,280)	(3,487)	(560)	(9,066)	(1,558)
Net investment income (loss)	85,983	7,424	6,601	(9,066)	(1,558)
Net realized gain (loss)	(888)	(1,885)	503	114,576	29,461
Capital gain distribution from mutual funds	-	-	7,363	594,917	80,357
Change in unrealized appreciation (depreciation) of investments	18,850	340,634	12,100	1,893,830	211,130
Increase (decrease) in net assets from operations	103,945	346,173	26,567	2,594,257	319,390

From contract transactions:
Payments received from contract owners	127,576	233,826	12,869	64,096	93,408
Payments for contract benefits or terminations	(12,224)	(229)	-	(219,886)	(3,736)
Policy loans	8,473	-	11	765	433
Transfers between sub-accounts (including fixed account), net	449,480	786,094	(13)	(386,522)	197,073
Contract maintenance charges	(99,672)	(181,426)	(17,670)	(176,681)	(90,801)
Increase (decrease) in net assets from contract transactions	473,633	838,265	(4,803)	(718,228)	196,377

Increase (decrease) in net assets	577,578	1,184,438	21,764	1,876,029	515,767
Net assets at beginning of period	584,058	946,867	282,038	4,396,176	411,439
Net assets at end of period	$1,161,636	$2,131,305	$303,802	$6,272,205	$927,206

Beginning units	49,880	77,071	9,173	81,637	23,904
Units issued	59,776	105,501	440	3,361	20,129
Units redeemed	(15,863)	(27,346)	(604)	(14,053)	(10,440)
Ending units	93,793	155,226	9,009	70,945	33,593

For the Year Ended December 31, 2019
From operations:
Dividends	$33,980	$12,575	$-	$-	$-
Mortality and expense risk and administrative charges	(1,355)	(1,884)	(51)	(681)	(827)
Net investment income (loss)	32,625	10,691	(51)	(681)	(827)
Net realized gain (loss)	(3,580)	(5,647)	301	(34)	2,126
Capital gain distribution from mutual funds	-	16,879	-	-	58,903
Change in unrealized appreciation (depreciation) of investments	22,395	122,664	4,951	(2,274)	18,460
Increase (decrease) in net assets from operations	51,440	144,587	5,201	(2,989)	78,662

From contract transactions:
Payments received from contract owners	129,047	173,530	1,251	9,774	85,087
Payments for contract benefits or terminations	(6,040)	(4,402)	(2,241)	(10,525)	(3,028)
Policy loans	(7,897)	-	-	109	(1,122)
Transfers between sub-accounts (including fixed account), net	124,726	210,812	3	16	63,202
Contract maintenance charges	(68,682)	(103,452)	(1,786)	(13,349)	(44,247)
Increase (decrease) in net assets from contract transactions	171,154	276,488	(2,773)	(13,975)	99,892

Increase in net assets from separate account merger	-	-	279,610	4,413,140	-

Increase (decrease) in net assets	222,594	421,075	282,038	4,396,176	178,554
Net assets at beginning of period	361,464	525,792	-	-	232,885
Net assets at end of period	$584,058	$946,867	$282,038	$4,396,176	$411,439

Beginning units	34,077	51,672	-	-	16,776
Units issued	25,814	35,815	41	187	11,343
Units redeemed	(10,011)	(10,416)	(131)	(491)	(4,215)
Units transferred in from separate account merger	-	-	9,263	81,941	-
Ending units	49,880	77,071	9,173	81,637	23,904

 The accompanying Notes to Financial Statements are an integral part of this statement.

10

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	AST SA Wellington Government and Quality Bond Portfolio Class 1	AST SA Wellington Government and Quality Bond Portfolio Class 3	BNY Mellon IP MidCap Stock Portfolio Initial Shares	BNY Mellon Stock Index Fund, Inc. Initial Shares	BNY Mellon VIF International Value Portfolio Initial Shares
For the Year Ended December 31, 2020
From operations:
Dividends	$4,956	$8,421	$29,619	$77,443	$3,988
Mortality and expense risk and administrative charges	(605)	(923)	(15,163)	(16,916)	(31)
Net investment income (loss)	4,351	7,498	14,456	60,527	3,957
Net realized gain (loss)	1,225	2,841	(87,891)	275,723	(21,497)
Capital gain distribution from mutual funds	290	556	-	300,941	-
Change in unrealized appreciation (depreciation) of investments	10,032	5,769	334,603	204,817	(7,713)
Increase (decrease) in net assets from operations	15,898	16,664	261,168	842,008	(25,253)

From contract transactions:
Payments received from contract owners	25,883	29,795	168,767	159,668	3,010
Payments for contract benefits or terminations	(3,340)	-	(146,874)	(353,507)	(5,089)
Policy loans	(247)	(404)	15,694	104,738	(811)
Transfers between sub-accounts (including fixed account), net	(36)	406,213	(214,848)	174,159	(89,199)
Contract maintenance charges	(21,899)	(41,875)	(194,587)	(242,203)	(1,704)
Increase (decrease) in net assets from contract transactions	361	393,729	(371,848)	(157,145)	(93,793)

Increase (decrease) in net assets	16,259	410,393	(110,680)	684,863	(119,046)
Net assets at beginning of period	229,734	134,230	4,266,195	5,123,079	119,046
Net assets at end of period	$245,993	$544,623	$4,155,515	$5,807,942	$-

Beginning units	11,443	12,242	183,177	112,604	8,831
Units issued	1,251	39,649	14,186	12,143	1,101
Units redeemed	(1,226)	(4,564)	(31,644)	(13,727)	(9,932)
Ending units	11,468	47,327	165,719	111,020	-

For the Year Ended December 31, 2019
From operations:
Dividends	$-	$2,979	$27,590	$21,254	$2,331
Mortality and expense risk and administrative charges	(50)	(314)	(18,321)	(1,547)	(149)
Net investment income (loss)	(50)	2,665	9,269	19,707	2,182
Net realized gain (loss)	41	908	(56,496)	10,497	(1,695)
Capital gain distribution from mutual funds	-	-	305,376	-	-
Change in unrealized appreciation (depreciation) of investments	(635)	4,544	495,134	117,087	23,068
Increase (decrease) in net assets from operations	(644)	8,117	753,283	147,291	23,555

From contract transactions:
Payments received from contract owners	2,176	21,293	190,372	16,404	9,580
Payments for contract benefits or terminations	-	-	(196,715)	(6,024)	(30,250)
Policy loans	-	(14,854)	(14,876)	314	(254)
Transfers between sub-accounts (including fixed account), net	(1)	26,987	(159,326)	173	3,958
Contract maintenance charges	(1,878)	(23,831)	(276,706)	(21,414)	(5,147)
Increase (decrease) in net assets from contract transactions	297	9,595	(457,251)	(10,547)	(22,113)

Increase in net assets from separate account merger	230,081	-	-	4,986,335	-

Increase (decrease) in net assets	229,734	17,712	296,032	5,123,079	1,442
Net assets at beginning of period	-	116,518	3,970,163	-	117,604
Net assets at end of period	$229,734	$134,230	$4,266,195	$5,123,079	$119,046

Beginning units	-	11,300	202,332	-	10,940
Units issued	108	4,353	16,988	393	2,641
Units redeemed	(93)	(3,411)	(36,143)	(504)	(4,750)
Units transferred in from separate account merger	11,428	-	-	112,715	-
Ending units	11,443	12,242	183,177	112,604	8,831

 The accompanying Notes to Financial Statements are an integral part of this statement.

11

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	BNY Mellon VIF Opportunistic Small Cap Portfolio Initial Shares	BNY Mellon VIF Quality Bond Portfolio Initial Shares	EQ/Advisors Multimanager Aggressive Equity Portfolio Class 1A	EQ/Common Stock Index Portfolio Class 1A	EQ/International Equity Index Portfolio Class 1A
For the Year Ended December 31, 2020
From operations:
Dividends	$43,117	$22,367	$-	$27,170	$4,474
Mortality and expense risk and administrative charges	(28,043)	(6,068)	(6,207)	(18,410)	(1,775)
Net investment income (loss)	15,074	16,299	(6,207)	8,760	2,699
Net realized gain (loss)	(55,052)	109,920	77,926	160,903	5,732
Capital gain distribution from mutual funds	-	-	84,490	131,641	665
Change in unrealized appreciation (depreciation) of investments	1,376,661	(50,710)	123,935	144,508	(6,671)
Increase (decrease) in net assets from operations	1,336,683	75,509	280,144	445,812	2,425

From contract transactions:
Payments received from contract owners	357,577	84,917	27,055	81,162	15,797
Payments for contract benefits or terminations	(218,869)	(18,615)	(46,655)	(173,225)	(18,048)
Policy loans	(41,782)	8,908	299	21,743	(6)
Transfers between sub-accounts (including fixed account), net	(56,370)	(3,831,062)	9,736	(751)	(5,093)
Contract maintenance charges	(415,224)	(116,643)	(45,759)	(148,880)	(22,404)
Increase (decrease) in net assets from contract transactions	(374,668)	(3,872,495)	(55,324)	(219,951)	(29,754)

Increase (decrease) in net assets	962,015	(3,796,986)	224,820	225,861	(27,329)
Net assets at beginning of period	7,354,635	3,796,986	768,854	2,584,070	288,461
Net assets at end of period	$8,316,650	$-	$993,674	$2,809,931	$261,132

Beginning units	327,113	256,910	8,662	22,984	651
Units issued	48,485	180,399	563	366	27
Units redeemed	(66,879)	(437,309)	(1,100)	(2,326)	(107)
Ending units	308,719	-	8,125	21,024	571

For the Year Ended December 31, 2019
From operations:
Dividends	$-	$70,859	$5,448	$34,509	$7,640
Mortality and expense risk and administrative charges	(30,938)	(17,511)	(499)	(1,675)	(187)
Net investment income (loss)	(30,938)	53,348	4,949	32,834	7,453
Net realized gain (loss)	113,282	(35,431)	1,681	5,527	451
Capital gain distribution from mutual funds	1,219,067	-	55,539	85,443	-
Change in unrealized appreciation (depreciation) of investments	32,900	261,417	(48,160)	(55,310)	717
Increase (decrease) in net assets from operations	1,334,311	279,334	14,009	68,494	8,621

From contract transactions:
Payments received from contract owners	385,898	270,168	2,257	5,487	1,130
Payments for contract benefits or terminations	(368,234)	(479,802)	-	-	-
Policy loans	(45,624)	(86,257)	50	(363)	51
Transfers between sub-accounts (including fixed account), net	56,899	50,576	(1)	1	-
Contract maintenance charges	(416,193)	(333,727)	(3,915)	(12,075)	(2,018)
Increase (decrease) in net assets from contract transactions	(387,254)	(579,042)	(1,609)	(6,950)	(837)

Increase in net assets from separate account merger	-	-	756,454	2,522,526	280,677

Increase (decrease) in net assets	947,057	(299,708)	768,854	2,584,070	288,461
Net assets at beginning of period	6,407,578	4,096,694	-	-	-
Net assets at end of period	$7,354,635	$3,796,986	$768,854	$2,584,070	$288,461

Beginning units	345,984	298,292	-	-	-
Units issued	24,712	28,209	9	10	1
Units redeemed	(43,583)	(69,591)	(27)	(73)	(3)
Units transferred in from separate account merger	-	-	8,680	23,047	653
Ending units	327,113	256,910	8,662	22,984	651

 The accompanying Notes to Financial Statements are an integral part of this statement.

12

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	EQ/Money Market Portfolio Class 1A	EQ Premier VIP EQ/Core Plus Bond Portfolio Class A	EQ Premier VIP EQ/Moderate Allocation Portfolio Class A	Fidelity VIP Asset Manager Growth Portfolio Initial Class	Fidelity VIP Asset Manager Portfolio Initial Class
For the Year Ended December 31, 2020
From operations:
Dividends	$40	$408	$11,237	$72,123	$165,653
Mortality and expense risk and administrative charges	(146)	(169)	(3,896)	(48,092)	(80,459)
Net investment income (loss)	(106)	239	7,341	24,031	85,194
Net realized gain (loss)	-	546	4,158	143,172	55,994
Capital gain distribution from mutual funds	-	720	26,590	90,639	145,334
Change in unrealized appreciation (depreciation) of investments	-	1,353	14,140	757,375	1,199,232
Increase (decrease) in net assets from operations	(106)	2,858	52,229	1,015,217	1,485,754

From contract transactions:
Payments received from contract owners	2,315	3,366	37,219	437,511	749,708
Payments for contract benefits or terminations	-	(9,600)	(20,257)	(287,406)	(452,743)
Policy loans	(13)	(141)	1,174	(11,190)	7,677
Transfers between sub-accounts (including fixed account), net	1	(25)	(262)	(23,637)	(82,344)
Contract maintenance charges	(3,474)	(5,422)	(75,454)	(521,478)	(1,029,566)
Increase (decrease) in net assets from contract transactions	(1,171)	(11,822)	(57,580)	(406,200)	(807,268)

Increase (decrease) in net assets	(1,277)	(8,964)	(5,351)	609,017	678,486
Net assets at beginning of period	20,108	29,347	556,912	6,613,810	11,362,509
Net assets at end of period	$18,831	$20,383	$551,561	$7,222,827	$12,040,995

Beginning units	111	88	1,067	14,985	41,230
Units issued	9	8	33	277	1,939
Units redeemed	(15)	(43)	(143)	(1,201)	(6,087)
Ending units	105	53	957	14,061	37,082

For the Year Ended December 31, 2019
From operations:
Dividends	$16	$610	$8,700	$97,638	$194,448
Mortality and expense risk and administrative charges	(13)	(19)	(364)	(4,299)	(7,200)
Net investment income (loss)	3	591	8,336	93,339	187,248
Net realized gain (loss)	-	6	267	20,162	5,501
Capital gain distribution from mutual funds	-	-	7,891	12,205	15,409
Change in unrealized appreciation (depreciation) of investments	-	(544)	(8,428)	51,277	17,452
Increase (decrease) in net assets from operations	3	53	8,066	176,983	225,610

From contract transactions:
Payments received from contract owners	342	224	2,693	37,593	60,770
Payments for contract benefits or terminations	-	-	-	(59,032)	(38,156)
Policy loans	-	-	(206)	(6,965)	(22,797)
Transfers between sub-accounts (including fixed account), net	(1)	(1)	(2)	(1)	9
Contract maintenance charges	(268)	(493)	(6,139)	(43,370)	(88,215)
Increase (decrease) in net assets from contract transactions	73	(270)	(3,654)	(71,775)	(88,389)

Increase in net assets from separate account merger	20,032	29,564	552,500	6,508,602	11,225,288

Increase (decrease) in net assets	20,108	29,347	556,912	6,613,810	11,362,509
Net assets at beginning of period	-	-	-	-	-
Net assets at end of period	$20,108	$29,347	$556,912	$6,613,810	$11,362,509

Beginning units	-	-	-	-	-
Units issued	2	1	2	11	79
Units redeemed	(2)	(2)	(9)	(178)	(309)
Units transferred in from separate account merger	111	89	1,074	15,152	41,460
Ending units	111	88	1,067	14,985	41,230

 The accompanying Notes to Financial Statements are an integral part of this statement.

13

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Fidelity VIP Asset Manager Portfolio Service Class 2	Fidelity VIP Contrafund Portfolio Initial Class	Fidelity VIP Contrafund Portfolio Service Class 2	Fidelity VIP Equity-Income Portfolio Initial Class	Fidelity VIP Equity-Income Portfolio Service Class 2
For the Year Ended December 31, 2020
From operations:
Dividends	$53,338	$112,431	$27,756	$509,990	$264,016
Mortality and expense risk and administrative charges	(17,763)	(329,303)	(144,402)	(210,972)	(64,855)
Net investment income (loss)	35,575	(216,872)	(116,646)	299,018	199,161
Net realized gain (loss)	(10,317)	1,666,323	1,223,959	357,792	(134,195)
Capital gain distribution from mutual funds	56,311	231,672	188,700	1,316,028	773,519
Change in unrealized appreciation (depreciation) of investments	468,203	10,337,635	8,208,774	(459,144)	81,870
Increase (decrease) in net assets from operations	549,772	12,018,758	9,504,787	1,513,694	920,355

From contract transactions:
Payments received from contract owners	264,379	1,561,893	1,600,876	1,641,496	871,192
Payments for contract benefits or terminations	(167,441)	(2,069,627)	(1,511,419)	(1,207,402)	(606,482)
Policy loans	(2,635)	(126,731)	(388,583)	(42,960)	(34,073)
Transfers between sub-accounts (including fixed account), net	(72,659)	(468,532)	(464,780)	(354,791)	(346,739)
Contract maintenance charges	(319,350)	(2,190,677)	(1,711,124)	(2,234,806)	(962,252)
Increase (decrease) in net assets from contract transactions	(297,706)	(3,293,674)	(2,475,030)	(2,198,463)	(1,078,354)

Increase (decrease) in net assets	252,066	8,725,084	7,029,757	(684,769)	(157,999)
Net assets at beginning of period	4,263,300	42,751,380	33,661,127	31,909,561	18,088,082
Net assets at end of period	$4,515,366	$51,476,464	$40,690,884	$31,224,792	$17,930,083

Beginning units	247,336	440,562	1,384,642	313,223	882,628
Units issued	20,526	4,438	195,948	1,968	120,437
Units redeemed	(38,369)	(35,354)	(253,376)	(25,758)	(156,285)
Ending units	229,493	409,646	1,327,214	289,433	846,780

For the Year Ended December 31, 2019
From operations:
Dividends	$65,326	$146,805	$68,216	$485,945	$307,380
Mortality and expense risk and administrative charges	(18,281)	(26,979)	(129,573)	(20,743)	(69,534)
Net investment income (loss)	47,045	119,826	(61,357)	465,202	237,846
Net realized gain (loss)	(62,766)	171,081	325,889	56,480	(5,933)
Capital gain distribution from mutual funds	170,625	-	3,642,664	55,764	1,089,321
Change in unrealized appreciation (depreciation) of investments	493,915	713,756	4,397,054	299,398	2,574,852
Increase (decrease) in net assets from operations	648,819	1,004,663	8,304,250	876,844	3,896,086

From contract transactions:
Payments received from contract owners	285,620	137,965	1,609,902	132,367	922,401
Payments for contract benefits or terminations	(101,660)	(139,157)	(1,951,654)	(108,334)	(659,318)
Policy loans	(3,265)	(37,417)	(418,498)	(46,282)	(89,814)
Transfers between sub-accounts (including fixed account), net	(47,103)	(204,668)	(512,995)	(8)	(63,038)
Contract maintenance charges	(300,012)	(182,566)	(1,762,861)	(190,684)	(922,742)
Increase (decrease) in net assets from contract transactions	(166,420)	(425,843)	(3,036,106)	(212,941)	(812,511)

Increase in net assets from separate account merger	-	42,172,560	-	31,245,658	-

Increase (decrease) in net assets	482,399	42,751,380	5,268,144	31,909,561	3,083,575
Net assets at beginning of period	3,780,901	-	28,392,983	-	15,004,507
Net assets at end of period	$4,263,300	$42,751,380	$33,661,127	$31,909,561	$18,088,082

Beginning units	258,595	-	1,512,166	-	917,967
Units issued	30,623	151	113,630	70	67,324
Units redeemed	(41,882)	(4,650)	(241,154)	(2,194)	(102,663)
Units transferred in from separate account merger	-	445,061	-	315,347	-
Ending units	247,336	440,562	1,384,642	313,223	882,628

 The accompanying Notes to Financial Statements are an integral part of this statement.

14

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Fidelity VIP Freedom 2020 Portfolio Service Class 2	Fidelity VIP Freedom 2025 Portfolio Service Class 2	Fidelity VIP Freedom 2030 Portfolio Service Class 2	Fidelity VIP Government Money Market Portfolio Initial Class	Fidelity VIP Government Money Market Portfolio Service Class 2
For the Year Ended December 31, 2020
From operations:
Dividends	$3,602	$6,228	$29,151	$10,686	$3,194
Mortality and expense risk and administrative charges	(1,384)	(3,096)	(11,519)	(16,724)	(6,100)
Net investment income (loss)	2,218	3,132	17,632	(6,038)	(2,906)
Net realized gain (loss)	2,310	30,179	1,520	-	-
Capital gain distribution from mutual funds	21,818	33,782	146,169	-	-
Change in unrealized appreciation (depreciation) of investments	22,226	42,733	286,324	-	-
Increase (decrease) in net assets from operations	48,572	109,826	451,645	(6,038)	(2,906)

From contract transactions:
Payments received from contract owners	27,269	93,943	92,505	448,426	20,742,332
Payments for contract benefits or terminations	(11,070)	(241,450)	(225,244)	(1,089,581)	(1,996)
Policy loans	(263)	6,540	(12,855)	34,225	-
Transfers between sub-accounts (including fixed account), net	(44,429)	60,613	81,866	1,663,416	(20,637,576)
Contract maintenance charges	(29,175)	(121,309)	(109,919)	(487,398)	(581,494)
Increase (decrease) in net assets from contract transactions	(57,668)	(201,663)	(173,647)	569,088	(478,734)

Increase (decrease) in net assets	(9,096)	(91,837)	277,998	563,050	(481,640)
Net assets at beginning of period	390,288	791,771	3,031,071	3,236,128	1,863,271
Net assets at end of period	$381,192	$699,934	$3,309,069	$3,799,178	$1,381,631

Beginning units	21,469	41,219	155,511	134,695	181,390
Units issued	1,445	8,331	8,474	103,582	2,883,896
Units redeemed	(4,590)	(18,037)	(17,500)	(67,235)	(2,930,308)
Ending units	18,324	31,513	146,485	171,042	134,978

For the Year Ended December 31, 2019
From operations:
Dividends	$6,730	$13,444	$49,993	$4,136	$9,952
Mortality and expense risk and administrative charges	(1,584)	(3,111)	(10,377)	(1,348)	(1,546)
Net investment income (loss)	5,146	10,333	39,616	2,788	8,406
Net realized gain (loss)	10,177	19,348	8,278	-	-
Capital gain distribution from mutual funds	21,229	17,606	93,006	-	-
Change in unrealized appreciation (depreciation) of investments	37,494	87,070	428,189	-	-
Increase (decrease) in net assets from operations	74,046	134,357	569,089	2,788	8,406

From contract transactions:
Payments received from contract owners	36,664	93,113	104,375	33,279	8,646,225
Payments for contract benefits or terminations	(79,758)	(23,212)	(13,364)	(99,471)	-
Policy loans	7	20,807	896	(14,254)	-
Transfers between sub-accounts (including fixed account), net	26,357	114,596	113,279	314,788	(7,488,132)
Contract maintenance charges	(27,742)	(107,705)	(102,825)	(40,874)	(326,681)
Increase (decrease) in net assets from contract transactions	(44,472)	97,599	102,361	193,468	831,412

Increase in net assets from separate account merger	-	-	-	3,039,872	-

Increase (decrease) in net assets	29,574	231,956	671,450	3,236,128	839,818
Net assets at beginning of period	360,714	559,815	2,359,621	-	1,023,453
Net assets at end of period	$390,288	$791,771	$3,031,071	$3,236,128	$1,863,271

Beginning units	23,538	35,298	149,544	-	101,173
Units issued	15,712	24,120	13,616	3,138	1,019,125
Units redeemed	(17,781)	(18,199)	(7,649)	(2,250)	(938,908)
Units transferred in from separate account merger	-	-	-	133,807	-
Ending units	21,469	41,219	155,511	134,695	181,390
 The accompanying Notes to Financial Statements are an integral part of this statement.

15

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Fidelity VIP Growth Portfolio Initial Class	Fidelity VIP Growth Portfolio Service Class 2	Fidelity VIP High Income Portfolio Initial Class	Fidelity VIP Index 500 Portfolio Initial Class	Fidelity VIP Investment Grade Bond Portfolio Initial Class
For the Year Ended December 31, 2020
From operations:
Dividends	$56,131	$10,014	$103,774	$671,331	$72,639
Mortality and expense risk and administrative charges	(546,861)	(107,136)	(14,188)	(287,205)	(22,522)
Net investment income (loss)	(490,730)	(97,122)	89,586	384,126	50,117
Net realized gain (loss)	1,432,930	1,155,520	(28,039)	1,950,193	13,685
Capital gain distribution from mutual funds	7,137,047	2,336,489	-	127,550	1,186
Change in unrealized appreciation (depreciation) of investments	19,687,768	6,008,076	(28,311)	3,959,636	204,234
Increase (decrease) in net assets from operations	27,767,015	9,402,963	33,236	6,421,505	269,222

From contract transactions:
Payments received from contract owners	2,518,721	711,907	169,432	1,846,534	218,284
Payments for contract benefits or terminations	(3,834,532)	(934,371)	(94,867)	(1,750,175)	(91,346)
Policy loans	(168,182)	(52,238)	(15,382)	(144,242)	(4,254)
Transfers between sub-accounts (including fixed account), net	(931,297)	1,023,207	(30,240)	(389,038)	278,423
Contract maintenance charges	(3,611,300)	(1,020,540)	(224,770)	(2,384,906)	(309,252)
Increase (decrease) in net assets from contract transactions	(6,026,590)	(272,035)	(195,827)	(2,821,827)	91,855

Increase (decrease) in net assets	21,740,425	9,130,928	(162,591)	3,599,678	361,077
Net assets at beginning of period	69,113,633	22,218,119	2,291,072	39,733,040	3,004,195
Net assets at end of period	$90,854,058	$31,349,047	$2,128,481	$43,332,718	$3,365,272

Beginning units	598,554	786,010	21,285	414,896	25,150
Units issued	5,990	126,499	2,067	2,514	2,437
Units redeemed	(51,158)	(112,772)	(3,221)	(31,844)	(3,980)
Ending units	553,386	799,737	20,131	385,566	23,607

For the Year Ended December 31, 2019
From operations:
Dividends	$108,745	$11,022	$96,401	$549,281	$68,128
Mortality and expense risk and administrative charges	(43,239)	(88,082)	(1,352)	(25,795)	(1,806)
Net investment income (loss)	65,506	(77,060)	95,049	523,486	66,322
Net realized gain (loss)	69,777	595,766	73	235,047	(931)
Capital gain distribution from mutual funds	4,385	1,255,386	-	125,178	-
Change in unrealized appreciation (depreciation) of investments	2,304,273	3,953,198	(51,330)	254,747	(64,148)
Increase (decrease) in net assets from operations	2,443,941	5,727,290	43,792	1,138,458	1,243

From contract transactions:
Payments received from contract owners	209,421	772,910	11,950	145,163	19,560
Payments for contract benefits or terminations	(163,127)	(775,624)	(108)	(122,704)	(19,926)
Policy loans	(110,857)	(55,382)	856	(42,363)	1,478
Transfers between sub-accounts (including fixed account), net	(5,234)	(257,578)	4	(138,200)	(4)
Contract maintenance charges	(303,600)	(900,681)	(18,847)	(198,042)	(27,690)
Increase (decrease) in net assets from contract transactions	(373,397)	(1,216,355)	(6,145)	(356,146)	(26,582)

Increase in net assets from separate account merger	67,043,089	-	2,253,425	38,950,728	3,029,534

Increase (decrease) in net assets	69,113,633	4,510,935	2,291,072	39,733,040	3,004,195
Net assets at beginning of period	-	17,707,184	-	-	-
Net assets at end of period	$69,113,633	$22,218,119	$2,291,072	$39,733,040	$3,004,195

Beginning units	-	835,835	-	-	-
Units issued	289	57,386	66	203	139
Units redeemed	(3,333)	(107,211)	(112)	(4,005)	(237)
Units transferred in from separate account merger	601,598	-	21,331	418,698	25,248
Ending units	598,554	786,010	21,285	414,896	25,150

 The accompanying Notes to Financial Statements are an integral part of this statement.

16

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Fidelity VIP Mid Cap Portfolio Service Class 2	Fidelity VIP Overseas Portfolio Initial Class	FTVIP Franklin Mutual Shares VIP Fund Class 2	FTVIP Franklin Small Cap Value VIP Fund Class 2	FTVIP Franklin Small-Mid Cap Growth VIP Fund Class 2
For the Year Ended December 31, 2020
From operations:
Dividends	$38,973	$31,649	$158,296	$100,499	$-
Mortality and expense risk and administrative charges	(37,495)	(53,017)	(22,543)	(26,960)	(207)
Net investment income (loss)	1,478	(21,368)	135,753	73,539	(207)
Net realized gain (loss)	(307,632)	230,545	(583,684)	(630,634)	(751)
Capital gain distribution from mutual funds	-	32,644	220,074	427,447	5,557
Change in unrealized appreciation (depreciation) of investments	2,250,883	799,090	(222,145)	472,176	14,383
Increase (decrease) in net assets from operations	1,944,729	1,040,911	(450,002)	342,528	18,982

From contract transactions:
Payments received from contract owners	573,699	496,044	392,495	356,677	339
Payments for contract benefits or terminations	(345,204)	(339,821)	(354,298)	(223,225)	-
Policy loans	(125,572)	19,514	51,724	(58,334)	327
Transfers between sub-accounts (including fixed account), net	931,561	(31,269)	(165,955)	105,320	(1,292)
Contract maintenance charges	(589,949)	(629,617)	(381,039)	(391,710)	(3,790)
Increase (decrease) in net assets from contract transactions	444,535	(485,149)	(457,073)	(211,272)	(4,416)

Increase (decrease) in net assets	2,389,264	555,762	(907,075)	131,256	14,566
Net assets at beginning of period	9,728,732	7,528,776	6,990,565	7,866,199	36,954
Net assets at end of period	$12,117,996	$8,084,538	$6,083,490	$7,997,455	$51,520

Beginning units	444,262	26,858	387,388	340,926	1,498
Units issued	217,180	2,477	95,071	79,934	59
Units redeemed	(128,458)	(3,800)	(114,489)	(66,691)	(204)
Ending units	532,984	25,535	367,970	354,169	1,353

For the Year Ended December 31, 2019
From operations:
Dividends	$62,478	$121,547	$122,349	$74,800	$-
Mortality and expense risk and administrative charges	(38,181)	(4,810)	(27,893)	(29,670)	(144)
Net investment income (loss)	24,297	116,737	94,456	45,130	(144)
Net realized gain (loss)	(96,436)	20,956	(44,785)	(265,656)	(694)
Capital gain distribution from mutual funds	1,001,481	2,257	654,206	1,191,610	3,669
Change in unrealized appreciation (depreciation) of investments	891,388	136,690	591,375	658,714	4,895
Increase (decrease) in net assets from operations	1,820,730	276,640	1,295,252	1,629,798	7,726

From contract transactions:
Payments received from contract owners	582,804	40,760	442,195	378,105	47
Payments for contract benefits or terminations	(342,885)	(43,343)	(296,598)	(181,060)	-
Policy loans	(32,161)	(3,870)	(53,916)	(39,866)	(271)
Transfers between sub-accounts (including fixed account), net	131,531	(756)	(5,801)	101,240	8,990
Contract maintenance charges	(503,283)	(56,298)	(379,778)	(344,605)	(1,748)
Increase (decrease) in net assets from contract transactions	(163,994)	(63,507)	(293,898)	(86,186)	7,018

Increase in net assets from separate account merger	-	7,315,643	-	-	-

Increase (decrease) in net assets	1,656,736	7,528,776	1,001,354	1,543,612	14,744
Net assets at beginning of period	8,071,996	-	5,989,211	6,322,587	22,210
Net assets at end of period	$9,728,732	$7,528,776	$6,990,565	$7,866,199	$36,954

Beginning units	442,087	-	400,637	337,421	1,177
Units issued	47,246	36	47,334	38,515	405
Units redeemed	(45,071)	(230)	(60,583)	(35,010)	(84)
Units transferred in from separate account merger	-	27,052	-	-	-
Ending units	444,262	26,858	387,388	340,926	1,498

 The accompanying Notes to Financial Statements are an integral part of this statement.

17

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	FTVIP Franklin U.S. Government Securities VIP Fund Class 2	FTVIP Templeton Foreign VIP Fund Class 2	Goldman Sachs VIT Strategic Growth Fund Institutional Shares	Invesco Oppenheimer V.I. Conservative Balanced Fund Series I	Invesco Oppenheimer V.I. Global Fund Series I
For the Year Ended December 31, 2020
From operations:
Dividends	$85,628	$120,024	$4,049	$29,713	$58,160
Mortality and expense risk and administrative charges	(10,245)	(15,051)	(10,156)	(7,590)	(31,462)
Net investment income (loss)	75,383	104,973	(6,107)	22,123	26,698
Net realized gain (loss)	(48,980)	(293,134)	33,084	71,001	77,922
Capital gain distribution from mutual funds	-	-	396,895	33,016	303,025
Change in unrealized appreciation (depreciation) of investments	25,185	53,259	1,123,716	80,099	1,743,705
Increase (decrease) in net assets from operations	51,588	(134,902)	1,547,588	206,239	2,151,350

From contract transactions:
Payments received from contract owners	111,084	310,518	-	118,257	437,388
Payments for contract benefits or terminations	(30,759)	(234,449)	-	(46,017)	(143,538)
Policy loans	(59,393)	(14,144)	-	(95,547)	(53,512)
Transfers between sub-accounts (including fixed account), net	1,225,833	(77,041)	(18)	62,410	(374,235)
Contract maintenance charges	(109,398)	(374,265)	(260,688)	(100,044)	(394,665)
Increase (decrease) in net assets from contract transactions	1,137,367	(389,381)	(260,706)	(60,941)	(528,562)

Increase (decrease) in net assets	1,188,955	(524,283)	1,286,882	145,298	1,622,788
Net assets at beginning of period	1,573,882	4,409,037	4,016,873	1,283,827	8,481,067
Net assets at end of period	$2,762,837	$3,884,754	$5,303,755	$1,429,125	$10,103,855

Beginning units	117,941	380,450	130,777	92,036	364,965
Units issued	401,485	72,886	3	104,850	53,519
Units redeemed	(314,512)	(112,456)	(7,581)	(107,149)	(64,760)
Ending units	204,914	340,880	123,199	89,737	353,724

For the Year Ended December 31, 2019
From operations:
Dividends	$43,233	$73,454	$10,884	$28,936	$65,083
Mortality and expense risk and administrative charges	(7,430)	(18,665)	(8,562)	(5,254)	(29,604)
Net investment income (loss)	35,803	54,789	2,322	23,682	35,479
Net realized gain (loss)	(14,373)	(101,193)	(8,005)	25,974	56,936
Capital gain distribution from mutual funds	-	43,844	394,265	20,496	1,028,041
Change in unrealized appreciation (depreciation) of investments	48,169	482,595	695,787	128,079	847,210
Increase (decrease) in net assets from operations	69,599	480,035	1,084,369	198,231	1,967,666

From contract transactions:
Payments received from contract owners	109,979	349,245	-	108,958	434,995
Payments for contract benefits or terminations	(166,769)	(164,971)	(4,315)	(127,330)	(326,474)
Policy loans	(802)	(52,324)	(60)	139	(202,570)
Transfers between sub-accounts (including fixed account), net	70,224	58,921	(37,522)	(6,718)	62,362
Contract maintenance charges	(107,496)	(388,430)	(206,915)	(88,694)	(347,634)
Increase (decrease) in net assets from contract transactions	(94,864)	(197,559)	(248,812)	(113,645)	(379,321)

Increase in net assets from separate account merger	-	-	-	-	489,908

Increase (decrease) in net assets	(25,265)	282,476	835,557	84,586	2,078,253
Net assets at beginning of period	1,599,147	4,126,561	3,181,316	1,199,241	6,402,814
Net assets at end of period	$1,573,882	$4,409,037	$4,016,873	$1,283,827	$8,481,067

Beginning units	125,835	396,938	140,076	100,900	359,158
Units issued	11,847	49,897	3	9,434	32,962
Units redeemed	(19,741)	(66,385)	(9,302)	(18,298)	(44,627)
Units transferred in from separate account merger	-	-	-	-	17,472
Ending units	117,941	380,450	130,777	92,036	364,965

 The accompanying Notes to Financial Statements are an integral part of this statement.

18

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Invesco Oppenheimer V.I. Global Strategic Income Fund Series I	Invesco Oppenheimer V.I. Main Street Fund Series I	Invesco V.I. American Franchise Fund Series I	Invesco V.I. Core Equity Fund Series I	Invesco V.I. Global Real Estate Fund Series I
For the Year Ended December 31, 2020
From operations:
Dividends	$27	$9,811	$483	$104,176	$29,397
Mortality and expense risk and administrative charges	(3)	(643)	(2,147)	(29,973)	(993)
Net investment income (loss)	24	9,168	(1,664)	74,203	28,404
Net realized gain (loss)	(4)	7,329	50,297	(114,376)	(48,952)
Capital gain distribution from mutual funds	-	64,611	50,416	1,797,090	16,420
Change in unrealized appreciation (depreciation) of investments	(17)	8,229	146,991	(743,618)	(62,911)
Increase (decrease) in net assets from operations	3	89,337	246,040	1,013,299	(67,039)

From contract transactions:
Payments received from contract owners	-	22,793	22,092	493,917	64,543
Payments for contract benefits or terminations	-	(9,947)	(46,206)	(221,768)	(9,574)
Policy loans	-	(612)	(1,413)	6,466	4,460
Transfers between sub-accounts (including fixed account), net	-	(47)	(10,576)	(250,600)	72,630
Contract maintenance charges	(117)	(24,330)	(39,790)	(563,110)	(34,768)
Increase (decrease) in net assets from contract transactions	(117)	(12,143)	(75,893)	(535,095)	97,291

Increase (decrease) in net assets	(114)	77,194	170,147	478,204	30,252
Net assets at beginning of period	593	655,807	625,477	8,163,616	593,951
Net assets at end of period	$479	$733,001	$795,624	$8,641,820	$624,203

Beginning units	50	23,214	24,603	393,150	35,927
Units issued	-	855	1,184	83,792	23,064
Units redeemed	(11)	(1,275)	(3,735)	(112,276)	(13,049)
Ending units	39	22,794	22,052	364,666	45,942

For the Year Ended December 31, 2019
From operations:
Dividends	$112	$-	$-	$72,762	$24,605
Mortality and expense risk and administrative charges	(13)	(56)	(241)	(33,299)	(1,194)
Net investment income (loss)	99	(56)	(241)	39,463	23,411
Net realized gain (loss)	(133)	323	1,103	238,025	11,299
Capital gain distribution from mutual funds	-	-	2,263	884,248	629
Change in unrealized appreciation (depreciation) of investments	288	19,192	21,502	746,477	67,754
Increase (decrease) in net assets from operations	254	19,459	24,627	1,908,213	103,093

From contract transactions:
Payments received from contract owners	-	4,687	2,572	497,744	75,438
Payments for contract benefits or terminations	-	-	-	(591,374)	(10,164)
Policy loans	137	-	340	(16,380)	(4,857)
Transfers between sub-accounts (including fixed account), net	(2,107)	72	48	(71,922)	23,669
Contract maintenance charges	(1,201)	(2,031)	(3,299)	(539,881)	(31,830)
Increase (decrease) in net assets from contract transactions	(3,171)	2,728	(339)	(721,813)	52,256

Increase in net assets from separate account merger	-	633,620	588,188	-	-

Increase (decrease) in net assets	(2,917)	655,807	612,476	1,186,400	155,349
Net assets at beginning of period	3,510	-	13,001	6,977,216	438,602
Net assets at end of period	$593	$655,807	$625,477	$8,163,616	$593,951

Beginning units	327	-	613	432,994	32,084
Units issued	-	169	117	82,450	9,922
Units redeemed	(277)	(72)	(131)	(122,294)	(6,079)
Units transferred in from separate account merger	-	23,117	24,004	-	-
Ending units	50	23,214	24,603	393,150	35,927

 The accompanying Notes to Financial Statements are an integral part of this statement.

19

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Invesco V.I. Government Securities Fund Series I	Invesco V.I. Growth and Income Fund Series I	Invesco V.I. High Yield Fund Series I	Invesco V.I. International Growth Fund Series I	Janus Henderson Enterprise Portfolio Service Shares
For the Year Ended December 31, 2020
From operations:
Dividends	$249	$204,998	$56,188	$182,903	$-
Mortality and expense risk and administrative charges	(52)	(34,583)	(4,493)	(29,558)	(30,974)
Net investment income (loss)	197	170,415	51,695	153,345	(30,974)
Net realized gain (loss)	42	(511,915)	(20,469)	55,766	313,065
Capital gain distribution from mutual funds	-	150,916	-	176,213	555,084
Change in unrealized appreciation (depreciation) of investments	344	397,121	(6,295)	584,601	409,259
Increase (decrease) in net assets from operations	583	206,537	24,931	969,925	1,246,434

From contract transactions:
Payments received from contract owners	136	536,553	34,627	524,202	288,009
Payments for contract benefits or terminations	-	(224,855)	(20,472)	(451,115)	(368,681)
Policy loans	(44)	8,278	1,491	(35,051)	(29,752)
Transfers between sub-accounts (including fixed account), net	(21)	223,832	(25,336)	(38,663)	(602,786)
Contract maintenance charges	(842)	(601,263)	(48,316)	(474,736)	(280,543)
Increase (decrease) in net assets from contract transactions	(771)	(57,455)	(58,006)	(475,363)	(993,753)

Increase (decrease) in net assets	(188)	149,082	(33,075)	494,562	252,681
Net assets at beginning of period	10,327	10,106,364	1,038,324	8,415,497	8,265,729
Net assets at end of period	$10,139	$10,255,446	$1,005,249	$8,910,059	$8,518,410

Beginning units	879	468,695	69,930	520,538	260,287
Units issued	32	102,793	10,267	105,258	63,815
Units redeemed	(95)	(84,278)	(14,356)	(135,435)	(92,966)
Ending units	816	487,210	65,841	490,361	231,136

For the Year Ended December 31, 2019
From operations:
Dividends	$261	$178,961	$59,332	$114,290	$3,942
Mortality and expense risk and administrative charges	(57)	(41,165)	(4,918)	(29,800)	(33,326)
Net investment income (loss)	204	137,796	54,414	84,490	(29,384)
Net realized gain (loss)	(39)	(404,832)	(52,749)	177,246	343,279
Capital gain distribution from mutual funds	-	1,065,430	-	461,696	474,359
Change in unrealized appreciation (depreciation) of investments	467	1,351,267	135,618	1,051,889	1,386,895
Increase (decrease) in net assets from operations	632	2,149,661	137,283	1,775,321	2,175,149

From contract transactions:
Payments received from contract owners	19	540,530	36,314	516,502	381,563
Payments for contract benefits or terminations	(1,377)	(750,186)	(869,246)	(478,185)	(376,646)
Policy loans	(42)	(249,082)	1,948	(79,156)	(26,930)
Transfers between sub-accounts (including fixed account), net	(32)	(158,483)	9,994	50,809	94,720
Contract maintenance charges	(923)	(560,666)	(47,855)	(453,915)	(313,992)
Increase (decrease) in net assets from contract transactions	(2,355)	(1,177,887)	(868,845)	(443,945)	(241,285)

Increase in net assets from separate account merger	-	-	-	669,531	-

Increase (decrease) in net assets	(1,723)	971,774	(731,562)	2,000,907	1,933,864
Net assets at beginning of period	12,050	9,134,590	1,769,886	6,414,590	6,331,865
Net assets at end of period	$10,327	$10,106,364	$1,038,324	$8,415,497	$8,265,729

Beginning units	1,082	515,887	136,042	525,489	260,835
Units issued	2	69,533	74,585	61,183	36,341
Units redeemed	(205)	(116,725)	(140,697)	(91,122)	(36,889)
Units transferred in from separate account merger	-	-	-	24,988	-
Ending units	879	468,695	69,930	520,538	260,287

 The accompanying Notes to Financial Statements are an integral part of this statement.

20

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Janus Henderson Forty Portfolio Service Shares	Janus Henderson Global Research Portfolio Service Shares	Janus Henderson Overseas Portfolio Service Shares	JPMorgan Insurance Trust Core Bond Portfolio Class 1	JPMorgan Insurance Trust Mid Cap Value Portfolio Class 1
For the Year Ended December 31, 2020
From operations:
Dividends	$2,177	$17,953	$72,202	$48,177	$8,864
Mortality and expense risk and administrative charges	(2,583)	(14,015)	(23,931)	(6,353)	(2,274)
Net investment income (loss)	(406)	3,938	48,271	41,824	6,590
Net realized gain (loss)	17,864	130,081	(99,211)	30,553	(31,323)
Capital gain distribution from mutual funds	99,792	175,385	-	-	36,983
Change in unrealized appreciation (depreciation) of investments	312,373	313,814	872,525	101,373	(61,683)
Increase (decrease) in net assets from operations	429,623	623,218	821,585	173,750	(49,433)

From contract transactions:
Payments received from contract owners	51,639	160,242	463,571	373,005	-
Payments for contract benefits or terminations	(42,023)	(121,322)	(263,612)	(58,411)	(4,884)
Policy loans	32,874	23,004	(20,049)	(7,104)	(530)
Transfers between sub-accounts (including fixed account), net	413,825	37,892	(480,627)	1,201,854	(176,325)
Contract maintenance charges	(69,251)	(176,101)	(506,985)	(339,880)	(22,141)
Increase (decrease) in net assets from contract transactions	387,064	(76,285)	(807,702)	1,169,464	(203,880)

Increase (decrease) in net assets	816,687	546,933	13,883	1,343,214	(253,313)
Net assets at beginning of period	881,536	3,288,452	7,210,325	1,919,775	735,488
Net assets at end of period	$1,698,223	$3,835,385	$7,224,208	$3,262,989	$482,175

Beginning units	30,158	172,281	738,332	166,374	18,033
Units issued	34,294	12,732	108,333	165,352	667
Units redeemed	(10,955)	(16,277)	(204,284)	(60,423)	(6,850)
Ending units	53,497	168,736	642,381	271,303	11,850

For the Year Ended December 31, 2019
From operations:
Dividends	$180	$26,321	$120,796	$38,568	$11,146
Mortality and expense risk and administrative charges	(1,964)	(13,653)	(26,276)	(4,127)	(3,098)
Net investment income (loss)	(1,784)	12,668	94,520	34,441	8,048
Net realized gain (loss)	(3,008)	143,412	(119,074)	1,944	28,683
Capital gain distribution from mutual funds	67,290	186,857	-	-	46,278
Change in unrealized appreciation (depreciation) of investments	185,671	410,431	1,552,863	76,524	78,515
Increase (decrease) in net assets from operations	248,169	753,368	1,528,309	112,909	161,524

From contract transactions:
Payments received from contract owners	56,426	159,866	482,580	319,670	-
Payments for contract benefits or terminations	(81,970)	(186,283)	(209,883)	(9,754)	(59,315)
Policy loans	(44,380)	(2,860)	(37,892)	(1,396)	(4,690)
Transfers between sub-accounts (including fixed account), net	14,979	(82,320)	(11,268)	362,412	(2,691)
Contract maintenance charges	(25,551)	(171,725)	(507,576)	(233,431)	(23,217)
Increase (decrease) in net assets from contract transactions	(80,496)	(283,322)	(284,039)	437,501	(89,913)

Increase in net assets from separate account merger	-	-	-	104,068	-

Increase (decrease) in net assets	167,673	470,046	1,244,270	654,478	71,611
Net assets at beginning of period	713,863	2,818,406	5,966,055	1,265,297	663,877
Net assets at end of period	$881,536	$3,288,452	$7,210,325	$1,919,775	$735,488

Beginning units	33,321	189,351	772,355	118,476	20,572
Units issued	4,846	8,287	66,409	74,074	831
Units redeemed	(8,009)	(25,357)	(100,432)	(33,231)	(3,370)
Units transferred in from separate account merger	-	-	-	7,055	-
Ending units	30,158	172,281	738,332	166,374	18,033

 The accompanying Notes to Financial Statements are an integral part of this statement.

21

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	JPMorgan Insurance Trust Small Cap Core Portfolio Class 1	JPMorgan Insurance Trust U.S. Equity Portfolio Class 1	MFS VIT Growth Series Initial Class	MFS VIT Investors Trust Series Initial Class	MFS VIT New Discovery Series Initial Class
For the Year Ended December 31, 2020
From operations:
Dividends	$28,658	$2,751	$-	$20,895	$-
Mortality and expense risk and administrative charges	(11,828)	(348)	(198,068)	(24,622)	(30,972)
Net investment income (loss)	16,830	2,403	(198,068)	(3,727)	(30,972)
Net realized gain (loss)	(123,716)	30,610	3,124,612	110,286	187,781
Capital gain distribution from mutual funds	188,738	22,187	2,187,434	99,951	751,886
Change in unrealized appreciation (depreciation) of investments	306,392	27,303	4,239,745	220,563	2,446,250
Increase (decrease) in net assets from operations	388,244	82,503	9,353,723	427,073	3,354,945

From contract transactions:
Payments received from contract owners	142,120	11,509	1,269,099	132,600	358,664
Payments for contract benefits or terminations	(102,396)	(24,807)	(1,485,727)	(103,725)	(298,584)
Policy loans	(10,233)	(36)	(235,610)	(23,287)	6,725
Transfers between sub-accounts (including fixed account), net	(42,776)	(24,038)	(346,610)	7,488	1,242,759
Contract maintenance charges	(154,511)	(6,439)	(1,615,345)	(199,229)	(373,199)
Increase (decrease) in net assets from contract transactions	(167,796)	(43,811)	(2,414,193)	(186,153)	936,365

Increase (decrease) in net assets	220,448	38,692	6,939,530	240,920	4,291,310
Net assets at beginning of period	3,528,388	348,551	31,104,500	3,444,515	6,929,746
Net assets at end of period	$3,748,836	$387,243	$38,044,030	$3,685,435	$11,221,056

Beginning units	134,603	8,096	448,318	10,855	218,357
Units issued	11,956	295	109,350	195	99,886
Units redeemed	(20,439)	(1,203)	(144,911)	(773)	(64,052)
Ending units	126,120	7,188	412,757	10,277	254,191

For the Year Ended December 31, 2019
From operations:
Dividends	$13,545	$-	$-	$-	$-
Mortality and expense risk and administrative charges	(13,765)	(30)	(71,371)	(2,228)	(25,998)
Net investment income (loss)	(220)	(30)	(71,371)	(2,228)	(25,998)
Net realized gain (loss)	6,168	323	1,898,762	3,927	106,054
Capital gain distribution from mutual funds	391,270	-	1,191,785	-	1,104,799
Change in unrealized appreciation (depreciation) of investments	324,083	11,051	1,622,456	106,992	885,288
Increase (decrease) in net assets from operations	721,301	11,344	4,641,632	108,691	2,070,143

From contract transactions:
Payments received from contract owners	152,752	2,717	625,782	12,941	346,127
Payments for contract benefits or terminations	(224,301)	-	(1,084,231)	-	(275,227)
Policy loans	(1,200)	-	(92,335)	(36)	(6,436)
Transfers between sub-accounts (including fixed account), net	(44,324)	73	(453,728)	(909)	(163,110)
Contract maintenance charges	(177,189)	(515)	(817,453)	(16,764)	(293,510)
Increase (decrease) in net assets from contract transactions	(294,262)	2,275	(1,821,965)	(4,768)	(392,156)

Increase in net assets from separate account merger	-	334,932	16,611,523	3,340,592	-

Increase (decrease) in net assets	427,039	348,551	19,431,190	3,444,515	1,677,987
Net assets at beginning of period	3,101,349	-	11,673,310	-	5,251,759
Net assets at end of period	$3,528,388	$348,551	$31,104,500	$3,444,515	$6,929,746

Beginning units	146,979	-	468,526	-	228,082
Units issued	15,080	72	69,346	9	36,790
Units redeemed	(27,456)	(19)	(126,867)	(24)	(46,515)
Units transferred in from separate account merger	-	8,043	37,313	10,870	-
Ending units	134,603	8,096	448,318	10,855	218,357

 The accompanying Notes to Financial Statements are an integral part of this statement.

22

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	MFS VIT Research Series Initial Class	MFS VIT Total Return Series Initial Class	MFS VIT Utilities Series Initial Class	MFS VIT II Core Equity Portfolio Initial Class	Morgan Stanley VIF Growth Portfolio Class I
For the Year Ended December 31, 2020
From operations:
Dividends	$66,852	$107,959	$191,420	$92,616	$-
Mortality and expense risk and administrative charges	(55,720)	(35,075)	(57,903)	(78,617)	(26,385)
Net investment income (loss)	11,132	72,884	133,517	13,999	(26,385)
Net realized gain (loss)	260,075	117,614	195,724	23,671	1,658,110
Capital gain distribution from mutual funds	368,519	125,106	199,604	639,919	745,556
Change in unrealized appreciation (depreciation) of investments	754,229	81,544	(177,123)	1,537,609	3,027,058
Increase (decrease) in net assets from operations	1,393,955	397,148	351,722	2,215,198	5,404,339

From contract transactions:
Payments received from contract owners	465,579	303,771	398,671	516,419	194,415
Payments for contract benefits or terminations	(537,872)	(188,440)	(378,594)	(559,303)	(153,245)
Policy loans	(38,298)	(17,291)	(48,540)	(47,805)	(3,372)
Transfers between sub-accounts (including fixed account), net	(49,309)	(18,751)	(66,658)	60,647	(2,241)
Contract maintenance charges	(521,115)	(396,535)	(518,181)	(646,489)	(227,499)
Increase (decrease) in net assets from contract transactions	(681,015)	(317,246)	(613,302)	(676,531)	(191,942)

Increase (decrease) in net assets	712,940	79,902	(261,580)	1,538,667	5,212,397
Net assets at beginning of period	9,550,685	5,026,339	8,484,108	12,971,471	4,708,577
Net assets at end of period	$10,263,625	$5,106,241	$8,222,528	$14,510,138	$9,920,974

Beginning units	163,953	27,592	15,123	502,755	117,398
Units issued	25,302	983	225	13,751	54,236
Units redeemed	(26,941)	(3,205)	(1,404)	(37,833)	(58,490)
Ending units	162,314	25,370	13,944	478,673	113,144

For the Year Ended December 31, 2019
From operations:
Dividends	$27,488	$5,399	$-	$39,207	$-
Mortality and expense risk and administrative charges	(18,192)	(4,285)	(5,475)	(25,853)	(19,591)
Net investment income (loss)	9,296	1,114	(5,475)	13,354	(19,591)
Net realized gain (loss)	69,619	7,700	10,752	18,343	236,612
Capital gain distribution from mutual funds	358,671	6,145	-	639,830	245,298
Change in unrealized appreciation (depreciation) of investments	666,437	112,316	266,949	906,263	718,666
Increase (decrease) in net assets from operations	1,104,023	127,275	272,226	1,577,790	1,180,985

From contract transactions:
Payments received from contract owners	202,385	36,384	33,490	214,322	180,910
Payments for contract benefits or terminations	(140,801)	(10,935)	-	(219,938)	(351,677)
Policy loans	(10,778)	(2,253)	(15,357)	(671)	(16,112)
Transfers between sub-accounts (including fixed account), net	95,830	12,024	(736)	(80,841)	9,837
Contract maintenance charges	(188,433)	(57,511)	(44,458)	(248,568)	(206,967)
Increase (decrease) in net assets from contract transactions	(41,797)	(22,291)	(27,061)	(335,696)	(384,009)

Increase in net assets from separate account merger	5,577,393	4,705,767	8,238,943	7,454,384	-

Increase (decrease) in net assets	6,639,619	4,810,751	8,484,108	8,696,478	796,976
Net assets at beginning of period	2,911,066	215,588	-	4,274,993	3,911,601
Net assets at end of period	$9,550,685	$5,026,339	$8,484,108	$12,971,471	$4,708,577

Beginning units	144,927	13,021	-	333,436	128,529
Units issued	21,850	1,135	8	19,651	24,248
Units redeemed	(19,303)	(1,539)	(57)	(42,053)	(35,379)
Units transferred in from separate account merger	16,479	14,975	15,172	191,721	-
Ending units	163,953	27,592	15,123	502,755	117,398

 The accompanying Notes to Financial Statements are an integral part of this statement.

23

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Neuberger Berman AMT Large Cap Value Portfolio Class I	Neuberger Berman AMT Mid Cap Growth Portfolio Class I	Neuberger Berman AMT Short Duration Bond Portfolio Class I	Neuberger Berman AMT Sustainable Equity Portfolio Class I	PIMCO CommodityRe alReturn Strategy Portfolio Administrative Class
For the Year Ended December 31, 2020
From operations:
Dividends	$-	$-	$1,579	$2,544	$33,694
Mortality and expense risk and administrative charges	-	(27,614)	(61)	(947)	(1,943)
Net investment income (loss)	-	(27,614)	1,518	1,597	31,751
Net realized gain (loss)	-	426,735	(18)	3,457	(43,370)
Capital gain distribution from mutual funds	-	363,842	-	17,474	-
Change in unrealized appreciation (depreciation) of investments	-	1,762,324	526	55,835	10,142
Increase (decrease) in net assets from operations	-	2,525,287	2,026	78,363	(1,477)

From contract transactions:
Payments received from contract owners	-	338,439	11,485	23,156	77,147
Payments for contract benefits or terminations	-	(270,030)	-	(20,836)	(12,048)
Policy loans	-	(2,726)	-	135	1,714
Transfers between sub-accounts (including fixed account), net	-	(69,562)	(18,202)	(14,456)	(65,522)
Contract maintenance charges	-	(332,377)	(7,876)	(15,030)	(54,787)
Increase (decrease) in net assets from contract transactions	-	(336,256)	(14,593)	(27,031)	(53,496)

Increase (decrease) in net assets	-	2,189,031	(12,567)	51,332	(54,973)
Net assets at beginning of period	-	6,866,553	62,253	405,849	638,851
Net assets at end of period	$-	$9,055,584	$49,686	$457,181	$583,878

Beginning units	-	275,120	4,621	28,121	103,793
Units issued	-	75,808	861	2,654	17,758
Units redeemed	-	(80,748)	(1,914)	(4,855)	(33,541)
Ending units	-	270,180	3,568	25,920	88,010

For the Year Ended December 31, 2019
From operations:
Dividends	$545	$-	$-	$730	$27,926
Mortality and expense risk and administrative charges	(45)	(25,683)	(5)	(689)	(2,456)
Net investment income (loss)	500	(25,683)	(5)	41	25,470
Net realized gain (loss)	(3,949)	11,234	(1)	3,798	(9,826)
Capital gain distribution from mutual funds	5,916	453,107	-	9,727	-
Change in unrealized appreciation (depreciation) of investments	579	1,281,258	118	27,982	48,779
Increase (decrease) in net assets from operations	3,046	1,719,916	112	41,548	64,423

From contract transactions:
Payments received from contract owners	100	354,194	26	8,322	87,815
Payments for contract benefits or terminations	-	(412,412)	-	-	(13,754)
Policy loans	68	(49,133)	-	369	(5,404)
Transfers between sub-accounts (including fixed account), net	(28,041)	76,431	1	20,653	(21,438)
Contract maintenance charges	(707)	(301,535)	(718)	(3,135)	(60,077)
Increase (decrease) in net assets from contract transactions	(28,580)	(332,455)	(691)	26,209	(12,858)

Increase in net assets from separate account merger	-	-	62,832	208,645	-

Increase (decrease) in net assets	(25,534)	1,387,461	62,253	276,402	51,565
Net assets at beginning of period	25,534	5,479,092	-	129,447	587,286
Net assets at end of period	$-	$6,866,553	$62,253	$405,849	$638,851

Beginning units	1,674	285,059	-	6,686	110,044
Units issued	4	31,132	2	3,685	17,135
Units redeemed	(1,678)	(41,071)	(53)	(1,453)	(23,386)
Units transferred in from separate account merger	-	-	4,672	19,203	-
Ending units	-	275,120	4,621	28,121	103,793

 The accompanying Notes to Financial Statements are an integral part of this statement.

24

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	PIMCO Global Bond Opportunities Portfolio (Unhedged) Adminstrative Class	PIMCO Real Return Portfolio Administrative Class	PIMCO Short- Term Portfolio Administrative Class	PIMCO Total Return Portfolio Administrative Class	Pioneer Fund VCT Portfolio Class I
For the Year Ended December 31, 2020
From operations:
Dividends	$10,762	$121,381	$60,271	$297,133	$12,919
Mortality and expense risk and administrative charges	(1,102)	(33,466)	(19,764)	(53,789)	(5,429)
Net investment income (loss)	9,660	87,915	40,507	243,344	7,490
Net realized gain (loss)	(1,216)	51,865	3,080	134,765	(14,879)
Capital gain distribution from mutual funds	-	-	-	157,060	143,074
Change in unrealized appreciation (depreciation) of investments	36,452	712,681	42,263	539,508	230,280
Increase (decrease) in net assets from operations	44,896	852,461	85,850	1,074,677	365,965

From contract transactions:
Payments received from contract owners	48,299	590,774	336,176	951,814	51,834
Payments for contract benefits or terminations	(32,921)	(355,741)	(155,382)	(860,530)	(129,042)
Policy loans	(892)	(172,616)	6,107	(122,538)	3,538
Transfers between sub-accounts (including fixed account), net	175,056	1,087,467	1,134,138	1,811,440	(172,873)
Contract maintenance charges	(107,207)	(732,112)	(344,227)	(1,105,434)	(65,057)
Increase (decrease) in net assets from contract transactions	82,335	417,772	976,812	674,752	(311,600)

Increase (decrease) in net assets	127,231	1,270,233	1,062,662	1,749,429	54,365
Net assets at beginning of period	379,069	7,579,608	4,371,680	12,898,225	1,719,428
Net assets at end of period	$506,300	$8,849,841	$5,434,342	$14,647,654	$1,773,793

Beginning units	34,086	539,109	368,021	829,145	67,449
Units issued	24,736	309,494	537,383	402,049	10,928
Units redeemed	(16,441)	(278,973)	(453,323)	(338,340)	(22,468)
Ending units	42,381	569,630	452,081	892,854	55,909

For the Year Ended December 31, 2019
From operations:
Dividends	$8,183	$125,568	$100,791	$376,812	$17,800
Mortality and expense risk and administrative charges	(967)	(32,442)	(16,276)	(51,459)	(6,821)
Net investment income (loss)	7,216	93,126	84,515	325,353	10,979
Net realized gain (loss)	(14,884)	(87,578)	1,003	(36,905)	(315,601)
Capital gain distribution from mutual funds	-	-	-	-	278,337
Change in unrealized appreciation (depreciation) of investments	26,626	577,358	9,203	654,351	495,228
Increase (decrease) in net assets from operations	18,958	582,906	94,721	942,799	468,943

From contract transactions:
Payments received from contract owners	91,271	582,074	373,034	1,048,574	58,473
Payments for contract benefits or terminations	(20,698)	(296,877)	(57,684)	(452,409)	(352,905)
Policy loans	439	(6,754)	(32,792)	8,435	688
Transfers between sub-accounts (including fixed account), net	102,841	(86,543)	643,076	235,200	(42,833)
Contract maintenance charges	(119,262)	(719,451)	(320,270)	(1,013,574)	(68,949)
Increase (decrease) in net assets from contract transactions	54,591	(527,551)	605,364	(173,774)	(405,526)

Increase (decrease) in net assets	73,549	55,355	700,085	769,025	63,417
Net assets at beginning of period	305,520	7,524,253	3,671,595	12,129,200	1,656,011
Net assets at end of period	$379,069	$7,579,608	$4,371,680	$12,898,225	$1,719,428

Beginning units	28,206	577,465	313,414	828,840	85,951
Units issued	21,133	40,836	115,231	138,508	41,933
Units redeemed	(15,253)	(79,192)	(60,624)	(138,203)	(60,435)
Ending units	34,086	539,109	368,021	829,145	67,449

 The accompanying Notes to Financial Statements are an integral part of this statement.

25

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Pioneer Mid Cap Value VCT Portfolio Class I	Pioneer Select Mid Cap Growth VCT Portfolio Class I	Putnam VT Diversified Income Fund Class IB	Putnam VT Equity Income Fund Class IB	Putnam VT Growth Opportunities Fund Class IB
For the Year Ended December 31, 2020
From operations:
Dividends	$9,863	$-	$423,324	$215,825	$105
Mortality and expense risk and administrative charges	(3,027)	(12,625)	(21,498)	(50,151)	(1,366)
Net investment income (loss)	6,836	(12,625)	401,826	165,674	(1,261)
Net realized gain (loss)	(25,926)	88,703	(171,007)	(74,343)	1,363
Capital gain distribution from mutual funds	26,279	230,222	-	868,993	14,897
Change in unrealized appreciation (depreciation) of investments	3,743	864,731	(333,661)	(277,336)	75,247
Increase (decrease) in net assets from operations	10,932	1,171,031	(102,842)	682,988	90,246

From contract transactions:
Payments received from contract owners	45,032	118,174	150,237	541,078	6,187
Payments for contract benefits or terminations	(32,899)	(73,140)	(121,289)	(329,392)	-
Policy loans	621	3,555	(2,753)	(23,262)	(42)
Transfers between sub-accounts (including fixed account), net	(34,787)	139,511	(54,187)	141,644	(754)
Contract maintenance charges	(31,716)	(147,425)	(400,549)	(785,431)	(4,776)
Increase (decrease) in net assets from contract transactions	(53,749)	40,675	(428,541)	(455,363)	615

Increase (decrease) in net assets	(42,817)	1,211,706	(531,383)	227,625	90,861
Net assets at beginning of period	950,313	3,103,723	6,083,964	14,038,302	237,590
Net assets at end of period	$907,496	$4,315,429	$5,552,581	$14,265,927	$328,451

Beginning units	47,037	97,512	296,872	705,479	41,313
Units issued	2,796	23,974	20,077	47,706	500
Units redeemed	(5,775)	(24,234)	(43,197)	(76,709)	(433)
Ending units	44,058	97,252	273,752	676,476	41,380

For the Year Ended December 31, 2019
From operations:
Dividends	$11,906	$-	$193,216	$260,955	$279
Mortality and expense risk and administrative charges	(3,550)	(12,645)	(23,646)	(54,314)	(1,072)
Net investment income (loss)	8,356	(12,645)	169,570	206,641	(793)
Net realized gain (loss)	(30,419)	45,560	(129,146)	123,990	2,216
Capital gain distribution from mutual funds	56,351	363,101	-	1,115,211	28,215
Change in unrealized appreciation (depreciation) of investments	182,240	411,481	560,893	1,924,055	34,162
Increase (decrease) in net assets from operations	216,528	807,497	601,317	3,369,897	63,800

From contract transactions:
Payments received from contract owners	50,803	109,997	155,545	544,176	6,187
Payments for contract benefits or terminations	(57,948)	(223,073)	(98,549)	(754,471)	(4,653)
Policy loans	(3,574)	(1,018)	(7,008)	(5,290)	(40)
Transfers between sub-accounts (including fixed account), net	(16,705)	(19,713)	153,979	(59,750)	(800)
Contract maintenance charges	(32,098)	(129,714)	(387,059)	(774,693)	(4,520)
Increase (decrease) in net assets from contract transactions	(59,522)	(263,521)	(183,092)	(1,050,028)	(3,826)

Increase (decrease) in net assets	157,006	543,976	418,225	2,319,869	59,974
Net assets at beginning of period	793,307	2,559,747	5,665,739	11,718,433	177,616
Net assets at end of period	$950,313	$3,103,723	$6,083,964	$14,038,302	$237,590

Beginning units	50,424	106,943	300,844	761,628	42,021
Units issued	6,711	15,944	37,628	66,218	684
Units redeemed	(10,098)	(25,375)	(41,600)	(122,367)	(1,392)
Ending units	47,037	97,512	296,872	705,479	41,313
 The accompanying Notes to Financial Statements are an integral part of this statement.

26

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Putnam VT International Value Fund Class IB	Putnam VT Small Cap Value Fund Class IB	Putnam VT Sustainable Leaders Fund Class IB	SST SA Multi- Managed Mid Cap Value Portfolio Class 3	SAST SA AB Growth Portfolio Class 1
For the Year Ended December 31, 2020
From operations:
Dividends	$75,251	$1,684	$231	$-	$-
Mortality and expense risk and administrative charges	(12,269)	(543)	(343)	(265)	(15,913)
Net investment income (loss)	62,982	1,141	(112)	(265)	(15,913)
Net realized gain (loss)	(117,467)	(27,702)	8,659	(2,000)	537,671
Capital gain distribution from mutual funds	44,206	-	4,841	-	744,177
Change in unrealized appreciation (depreciation) of investments	98,596	26,973	8,985	14,914	1,219,126
Increase (decrease) in net assets from operations	88,317	412	22,373	12,649	2,485,061

From contract transactions:
Payments received from contract owners	389,563	7,232	639	18,098	288,206
Payments for contract benefits or terminations	(122,453)	(2,180)	-	-	(418,027)
Policy loans	(905)	99	-	(1,179)	(262)
Transfers between sub-accounts (including fixed account), net	(25,928)	(10,634)	18,823	66,620	(273,099)
Contract maintenance charges	(396,497)	(8,529)	(2,617)	(14,932)	(420,595)
Increase (decrease) in net assets from contract transactions	(156,220)	(14,012)	16,845	68,607	(823,777)

Increase (decrease) in net assets	(67,903)	(13,600)	39,218	81,256	1,661,284
Net assets at beginning of period	3,538,249	193,870	53,579	62,563	7,466,841
Net assets at end of period	$3,470,346	$180,270	$92,797	$143,819	$9,128,125

Beginning units	340,563	9,006	1,548	4,576	236,793
Units issued	59,036	779	1,285	7,947	16,572
Units redeemed	(75,683)	(1,715)	(756)	(1,734)	(39,454)
Ending units	323,916	8,070	2,077	10,789	213,911

For the Year Ended December 31, 2019
From operations:
Dividends	$88,251	$1,170	$216	$634	$-
Mortality and expense risk and administrative charges	(14,062)	(718)	(243)	(153)	(1,285)
Net investment income (loss)	74,189	452	(27)	481	(1,285)
Net realized gain (loss)	(27,392)	(10,898)	798	(1,248)	10,112
Capital gain distribution from mutual funds	185,001	18,866	6,858	3,200	-
Change in unrealized appreciation (depreciation) of investments	365,443	28,971	6,727	9,625	179,522
Increase (decrease) in net assets from operations	597,241	37,391	14,356	12,058	188,349

From contract transactions:
Payments received from contract owners	383,865	7,005	347	16,232	19,488
Payments for contract benefits or terminations	(99,371)	-	-	(6,350)	(2,628)
Policy loans	(70,851)	108	-	396	720
Transfers between sub-accounts (including fixed account), net	(25,397)	848	(703)	3,787	147
Contract maintenance charges	(337,291)	(8,524)	(1,091)	(10,743)	(33,379)
Increase (decrease) in net assets from contract transactions	(149,045)	(563)	(1,447)	3,322	(15,652)

Increase in net assets from separate account merger	-	-	-	-	7,294,144

Increase (decrease) in net assets	448,196	36,828	12,909	15,380	7,466,841
Net assets at beginning of period	3,090,053	157,042	40,670	47,183	-
Net assets at end of period	$3,538,249	$193,870	$53,579	$62,563	$7,466,841

Beginning units	351,823	9,040	1,594	4,251	-
Units issued	43,563	589	9	1,341	671
Units redeemed	(54,823)	(623)	(55)	(1,016)	(1,174)
Units transferred in from separate account merger	-	-	-	-	237,296
Ending units	340,563	9,006	1,548	4,576	236,793

 The accompanying Notes to Financial Statements are an integral part of this statement.

27

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SAST SA Columbia Technology Portfolio Class 1	SAST SA DFA Ultra Short Bond Portfolio Class 1	SAST SA Dogs of Wall Street Portfolio Class 1	SAST SA Federated Hermes Corporate Bond Portfolio Class 1	SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 1
For the Year Ended December 31, 2020
From operations:
Dividends	$819	$23,287	$11,773	$9,173	$7,079
Mortality and expense risk and administrative charges	(529)	(1,540)	(1,120)	(569)	(816)
Net investment income (loss)	290	21,747	10,653	8,604	6,263
Net realized gain (loss)	126,843	3,733	13,776	6,578	(5,581)
Capital gain distribution from mutual funds	14,075	-	65,507	3,145	15,840
Change in unrealized appreciation (depreciation) of investments	(12,063)	(27,105)	(49,707)	2,925	(22,037)
Increase (decrease) in net assets from operations	129,145	(1,625)	40,229	21,252	(5,515)

From contract transactions:
Payments received from contract owners	5,812	90,242	9,943	6,857	22,025
Payments for contract benefits or terminations	(23,636)	(6,654)	(17,324)	(17,199)	(4,489)
Policy loans	2,327	155	2,671	(676)	1,907
Transfers between sub-accounts (including fixed account), net	(33,770)	918,523	6,640	(138,928)	(750)
Contract maintenance charges	(5,772)	(99,997)	(16,285)	(17,771)	(23,691)
Increase (decrease) in net assets from contract transactions	(55,039)	902,269	(14,355)	(167,717)	(4,998)

Increase (decrease) in net assets	74,106	900,644	25,874	(146,465)	(10,513)
Net assets at beginning of period	298,977	541,676	525,615	382,383	391,975
Net assets at end of period	$373,083	$1,442,320	$551,489	$235,918	$381,462

Beginning units	30,562	45,992	12,070	12,126	7,659
Units issued	31,361	132,600	617	215	546
Units redeemed	(35,680)	(56,354)	(882)	(5,458)	(650)
Ending units	26,243	122,238	11,805	6,883	7,555

For the Year Ended December 31, 2019
From operations:
Mortality and expense risk and administrative charges	$(33)	$(89)	$(104)	$(60)	$(77)
Net investment income (loss)	(33)	(89)	(104)	(60)	(77)
Net realized gain (loss)	176	45	612	185	(222)
Change in unrealized appreciation (depreciation) of investments	15,405	977	11,542	2,947	(2,627)
Increase (decrease) in net assets from operations	15,548	933	12,050	3,072	(2,926)

From contract transactions:
Payments received from contract owners	388	1,741	535	446	1,112
Payments for contract benefits or terminations	-	-	-	(2,084)	-
Policy loans	200	-	-	-	200
Transfers between sub-accounts (including fixed account), net	11	(1)	-	-	(2)
Contract maintenance charges	(602)	(6,000)	(1,312)	(1,588)	(2,052)
Increase (decrease) in net assets from contract transactions	(3)	(4,260)	(777)	(3,226)	(742)

Increase in net assets from separate account merger	283,432	545,003	514,342	382,537	395,643

Increase (decrease) in net assets	298,977	541,676	525,615	382,383	391,975
Net assets at beginning of period	-	-	-	-	-
Net assets at end of period	$298,977	$541,676	$525,615	$382,383	$391,975

Beginning units	-	-	-	-	-
Units issued	61	148	12	14	26
Units redeemed	(63)	(510)	(30)	(116)	(41)
Units transferred in from separate account merger	30,564	46,354	12,088	12,228	7,674
Ending units	30,562	45,992	12,070	12,126	7,659

 The accompanying Notes to Financial Statements are an integral part of this statement.

28

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SAST SA Goldman Sachs Global Bond Portfolio Class 1	SAST SA Invesco Growth Opportunities Portfolio Class 1	SAST SA Invesco Main Street Large Cap Portfolio Class 1	SAST SA Janus Focused Growth Portfolio Class 1	SAST SA JPMorgan Diversified Balanced Portfolio Class 1
For the Year Ended December 31, 2020
From operations:
Dividends	$1,190	$-	$4,193	$778	$94,929
Mortality and expense risk and administrative charges	(393)	(342)	(964)	(1,026)	(13,548)
Net investment income (loss)	797	(342)	3,229	(248)	81,381
Net realized gain (loss)	4,786	3,567	106,373	38,404	(35,480)
Capital gain distribution from mutual funds	-	18,089	27,051	76,382	111,476
Change in unrealized appreciation (depreciation) of investments	20,702	46,912	(120,701)	238,384	405,660
Increase (decrease) in net assets from operations	26,285	68,226	15,952	352,922	563,037

From contract transactions:
Payments received from contract owners	13,857	1,790	11,917	38,123	265,876
Payments for contract benefits or terminations	(68,909)	(7,413)	(47,453)	(28,831)	(167,825)
Policy loans	417	714	2,338	2,968	(17,288)
Transfers between sub-accounts (including fixed account), net	(93,256)	(24,691)	(183,445)	(21,146)	85,230
Contract maintenance charges	(11,870)	(3,982)	(23,633)	(39,870)	(265,494)
Increase (decrease) in net assets from contract transactions	(159,761)	(33,582)	(240,276)	(48,756)	(99,501)

Increase (decrease) in net assets	(133,476)	34,644	(224,324)	304,166	463,536
Net assets at beginning of period	329,522	144,960	648,366	918,607	4,355,160
Net assets at end of period	$196,046	$179,604	$424,042	$1,222,773	$4,818,696

Beginning units	17,482	9,634	21,346	26,003	223,521
Units issued	1,853	156	483	1,369	48,837
Units redeemed	(9,856)	(2,108)	(9,490)	(2,445)	(47,130)
Ending units	9,479	7,682	12,339	24,927	225,228

For the Year Ended December 31, 2019
From operations:
Dividends	$-	$-	$-	$-	$63,241
Mortality and expense risk and administrative charges	(49)	(28)	(128)	(80)	(11,486)
Net investment income (loss)	(49)	(28)	(128)	(80)	51,755
Net realized gain (loss)	(14)	(56)	718	6,642	(6,557)
Capital gain distribution from mutual funds	-	-	-	-	153,111
Change in unrealized appreciation (depreciation) of investments	601	2,379	18,835	14,567	311,354
Increase (decrease) in net assets from operations	538	2,295	19,425	21,129	509,663

From contract transactions:
Payments received from contract owners	500	135	818	3,276	181,508
Payments for contract benefits or terminations	-	-	-	(12,677)	(147,315)
Policy loans	-	-	200	194	(24,979)
Transfers between sub-accounts (including fixed account), net	(1)	(1)	9	(113)	45,720
Contract maintenance charges	(1,011)	(373)	(2,068)	(3,188)	(177,667)
Increase (decrease) in net assets from contract transactions	(512)	(239)	(1,041)	(12,508)	(122,733)

Increase in net assets from separate account merger	329,496	142,904	629,982	909,986	1,313,890

Increase (decrease) in net assets	329,522	144,960	648,366	918,607	1,700,820
Net assets at beginning of period	-	-	-	-	2,654,340
Net assets at end of period	$329,522	$144,960	$648,366	$918,607	$4,355,160

Beginning units	-	-	-	-	164,830
Units issued	27	9	34	106	21,286
Units redeemed	(55)	(25)	(69)	(469)	(27,651)
Units transferred in from separate account merger	17,510	9,650	21,381	26,366	65,056
Ending units	17,482	9,634	21,346	26,003	223,521

 The accompanying Notes to Financial Statements are an integral part of this statement.

29

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SAST SA JPMorgan Emerging Markets Portfolio Class 1	SAST SA JPMorgan Equity-Income Portfolio Class 1	SAST SA JPMorgan Global Equities Portfolio Class 1	SAST SA JPMorgan MFS Core Bond Portfolio Class 1	SAST SA JPMorgan Mid-Cap Growth Portfolio Class 1
For the Year Ended December 31, 2020
From operations:
Dividends	$6,884	$57,493	$4,788	$2,061	$6,951
Mortality and expense risk and administrative charges	(854)	(4,309)	(744)	(151)	(6,316)
Net investment income (loss)	6,030	53,184	4,044	1,910	635
Net realized gain (loss)	(8,588)	113,086	14,574	2,612	294,437
Capital gain distribution from mutual funds	-	201,772	8,714	-	507,190
Change in unrealized appreciation (depreciation) of investments	48,472	(289,669)	1,104	595	883,717
Increase (decrease) in net assets from operations	45,914	78,373	28,436	5,117	1,685,979

From contract transactions:
Payments received from contract owners	27,968	93,951	21,998	4,016	111,091
Payments for contract benefits or terminations	(50,787)	(160,698)	(92,449)	(33,712)	(230,692)
Policy loans	(2,569)	3,188	926	(1)	215
Transfers between sub-accounts (including fixed account), net	(102,793)	70,377	(4,976)	14,832	(214,108)
Contract maintenance charges	(20,798)	(124,287)	(23,612)	(5,796)	(169,519)
Increase (decrease) in net assets from contract transactions	(148,979)	(117,469)	(98,113)	(20,661)	(503,013)

Increase (decrease) in net assets	(103,065)	(39,096)	(69,677)	(15,544)	1,182,966
Net assets at beginning of period	522,209	3,013,363	425,973	67,971	3,754,790
Net assets at end of period	$419,144	$2,974,267	$356,296	$52,427	$4,937,756

Beginning units	16,999	113,829	22,032	2,636	135,809
Units issued	1,080	7,584	1,567	698	4,266
Units redeemed	(6,323)	(12,162)	(6,769)	(1,454)	(19,254)
Ending units	11,756	109,251	16,830	1,880	120,821

For the Year Ended December 31, 2019
From operations:
Mortality and expense risk and administrative charges	$(84)	$(421)	$(79)	$(13)	$(502)
Net investment income (loss)	(84)	(421)	(79)	(13)	(502)
Net realized gain (loss)	189	12,825	304	13	7,941
Change in unrealized appreciation (depreciation) of investments	36,338	75,310	9,467	(88)	45,309
Increase (decrease) in net assets from operations	36,443	87,714	9,692	(88)	52,748

From contract transactions:
Payments received from contract owners	1,253	5,962	1,307	76	7,834
Payments for contract benefits or terminations	-	(19,308)	-	-	(9,099)
Policy loans	100	520	176	-	429
Transfers between sub-accounts (including fixed account), net	1	(156)	6	-	(4)
Contract maintenance charges	(2,126)	(10,344)	(2,534)	(509)	(12,760)
Increase (decrease) in net assets from contract transactions	(772)	(23,326)	(1,045)	(433)	(13,600)

Increase in net assets from separate account merger	486,538	2,948,975	417,326	68,492	3,715,642

Increase (decrease) in net assets	522,209	3,013,363	425,973	67,971	3,754,790
Net assets at beginning of period	-	-	-	-	-
Net assets at end of period	$522,209	$3,013,363	$425,973	$67,971	$3,754,790

Beginning units	-	-	-	-	-
Units issued	45	253	82	3	319
Units redeemed	(72)	(1,184)	(137)	(20)	(912)
Units transferred in from separate account merger	17,026	114,760	22,087	2,653	136,402
Ending units	16,999	113,829	22,032	2,636	135,809

 The accompanying Notes to Financial Statements are an integral part of this statement.

30

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SAST SA Legg Mason BW Large Cap Value Portfolio Class 1	SAST SA MFS Blue Chip Growth Portfolio Class 1	SAST SA MFS Massachusetts Investors Trust Portfolio Class 1	SAST SA MFS Total Return Portfolio Class 1	SAST SA Morgan Stanley International Equities Portfolio Class 1
For the Year Ended December 31, 2020
From operations:
Dividends	$45,250	$417	$3,861	$15,302	$6,677
Mortality and expense risk and administrative charges	(4,530)	(83)	(1,236)	(1,465)	(824)
Net investment income (loss)	40,720	334	2,625	13,837	5,853
Net realized gain (loss)	(146,053)	2,770	24,013	20,413	1,659
Capital gain distribution from mutual funds	131,033	6,253	49,321	22,794	5,607
Change in unrealized appreciation (depreciation) of investments	(101,652)	9,385	1,341	13,298	14,675
Increase (decrease) in net assets from operations	(75,952)	18,742	77,300	70,342	27,794

From contract transactions:
Payments received from contract owners	144,212	1,784	27,753	54,317	15,295
Payments for contract benefits or terminations	(132,339)	-	(37,938)	(37,277)	(21,532)
Policy loans	249	(2)	923	1,505	1,409
Transfers between sub-accounts (including fixed account), net	(110,085)	-	(462)	388	(106,225)
Contract maintenance charges	(96,833)	(5,940)	(31,022)	(55,741)	(20,123)
Increase (decrease) in net assets from contract transactions	(194,796)	(4,158)	(40,746)	(36,808)	(131,176)

Increase (decrease) in net assets	(270,748)	14,584	36,554	33,534	(103,382)
Net assets at beginning of period	2,603,629	64,014	586,315	792,968	499,102
Net assets at end of period	$2,332,881	$78,598	$622,869	$826,502	$395,720

Beginning units	50,973	3,602	19,580	25,472	36,084
Units issued	3,237	98	999	2,036	1,659
Units redeemed	(7,853)	(311)	(2,346)	(3,235)	(12,014)
Ending units	46,357	3,389	18,233	24,273	25,729

For the Year Ended December 31, 2019
From operations:
Mortality and expense risk and administrative charges	$(478)	$(7)	$(116)	$(133)	$(84)
Net investment income (loss)	(478)	(7)	(116)	(133)	(84)
Net realized gain (loss)	(1,981)	188	912	832	499
Change in unrealized appreciation (depreciation) of investments	63,111	1,769	17,955	14,442	14,697
Increase (decrease) in net assets from operations	60,652	1,950	18,751	15,141	15,112

From contract transactions:
Payments received from contract owners	3,493	-	1,141	3,353	2,058
Payments for contract benefits or terminations	-	-	-	-	(2,024)
Policy loans	143	-	(8)	271	50
Transfers between sub-accounts (including fixed account), net	13	-	5	13	25
Contract maintenance charges	(8,688)	(416)	(2,659)	(4,431)	(1,893)
Increase (decrease) in net assets from contract transactions	(5,039)	(416)	(1,521)	(794)	(1,784)

Increase in net assets from separate account merger	2,548,016	62,480	569,085	778,621	485,774

Increase (decrease) in net assets	2,603,629	64,014	586,315	792,968	499,102
Net assets at beginning of period	-	-	-	-	-
Net assets at end of period	$2,603,629	$64,014	$586,315	$792,968	$499,102

Beginning units	-	-	-	-	-
Units issued	102	-	39	120	160
Units redeemed	(202)	(24)	(91)	(145)	(289)
Units transferred in from separate account merger	51,073	3,626	19,632	25,497	36,213
Ending units	50,973	3,602	19,580	25,472	36,084

 The accompanying Notes to Financial Statements are an integral part of this statement.

31

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SAST SA PineBridge High-Yield Bond Portfolio Class 1	SAST SA Putnam International Growth and Income Portfolio Class 1	SAST SA WellsCap Aggressive Growth Portfolio Class 1	VALIC Company I Dynamic Allocation Fund	VALIC Company I Emerging Economies Fund
For the Year Ended December 31, 2020
From operations:
Dividends	$18,283	$10,002	$-	$123,358	$4,912
Mortality and expense risk and administrative charges	(634)	(860)	(12,331)	(15,929)	(725)
Net investment income (loss)	17,649	9,142	(12,331)	107,429	4,187
Net realized gain (loss)	(6,130)	(2,833)	220,023	14,756	4,380
Capital gain distribution from mutual funds	-	698	306,863	229,984	-
Change in unrealized appreciation (depreciation) of investments	9,832	5,404	1,593,438	305,620	62,854
Increase (decrease) in net assets from operations	21,351	12,411	2,107,993	657,789	71,421

From contract transactions:
Payments received from contract owners	8,430	48,202	162,759	1,204,593	39,032
Payments for contract benefits or terminations	(3,938)	(50,650)	(278,480)	(99,238)	(55)
Policy loans	1,666	(203)	1,930	(470)	606
Transfers between sub-accounts (including fixed account), net	(20,059)	(9,577)	(295,746)	731,391	201,892
Contract maintenance charges	(12,887)	(29,875)	(162,821)	(1,117,026)	(35,968)
Increase (decrease) in net assets from contract transactions	(26,788)	(42,103)	(572,358)	719,250	205,507

Increase (decrease) in net assets	(5,437)	(29,692)	1,535,635	1,377,039	276,928
Net assets at beginning of period	317,204	498,755	4,160,415	5,825,237	168,796
Net assets at end of period	$311,767	$469,063	$5,696,050	$7,202,276	$445,724

Beginning units	11,230	30,996	171,018	457,632	14,839
Units issued	401	3,635	52,964	154,303	25,133
Units redeemed	(1,396)	(6,468)	(80,215)	(99,274)	(5,780)
Ending units	10,235	28,163	143,767	512,661	34,192

For the Year Ended December 31, 2019
From operations:
Dividends	$-	$-	$-	$51,647	$1,845
Mortality and expense risk and administrative charges	(59)	(86)	(8,793)	(11,945)	(332)
Net investment income (loss)	(59)	(86)	(8,793)	39,702	1,513
Net realized gain (loss)	(95)	453	47,474	7,204	(235)
Capital gain distribution from mutual funds	-	-	122,772	242,405	-
Change in unrealized appreciation (depreciation) of investments	5,891	16,500	446,306	525,167	21,665
Increase (decrease) in net assets from operations	5,737	16,867	607,759	814,478	22,943

From contract transactions:
Payments received from contract owners	1,043	770	84,414	1,140,596	24,941
Payments for contract benefits or terminations	-	-	(105,881)	(28,927)	-
Policy loans	200	(13)	(4,078)	-	(1,570)
Transfers between sub-accounts (including fixed account), net	4	-	8,546	1,420,656	42,820
Contract maintenance charges	(1,090)	(3,206)	(74,311)	(961,280)	(17,725)
Increase (decrease) in net assets from contract transactions	157	(2,449)	(91,310)	1,571,045	48,466

Increase in net assets from separate account merger	311,310	484,337	2,050,144	-	-

Increase (decrease) in net assets	317,204	498,755	2,566,593	2,385,523	71,409
Net assets at beginning of period	-	-	1,593,822	3,439,714	97,387
Net assets at end of period	$317,204	$498,755	$4,160,415	$5,825,237	$168,796

Beginning units	-	-	91,940	319,784	10,236
Units issued	44	124	4,435	210,682	7,607
Units redeemed	(38)	(280)	(9,099)	(72,834)	(3,004)
Units transferred in from separate account merger	11,224	31,152	83,742	-	-
Ending units	11,230	30,996	171,018	457,632	14,839

 The accompanying Notes to Financial Statements are an integral part of this statement.

32

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	VALIC Company I Government Money Market I Fund	VALIC Company I International Equities Index Fund	VALIC Company I International Value Fund	VALIC Company I Mid Cap Index Fund	VALIC Company I Nasdaq-100 Index Fund
For the Year Ended December 31, 2020
From operations:
Dividends	$17,304	$81,353	$2,263	$198,628	$65,169
Mortality and expense risk and administrative charges	(42,300)	(10,945)	(293)	(54,216)	(38,710)
Net investment income (loss)	(24,996)	70,408	1,970	144,412	26,459
Net realized gain (loss)	(2)	(8,237)	(661)	(190,316)	1,291,468
Capital gain distribution from mutual funds	-	55,646	133	1,108,031	204,944
Change in unrealized appreciation (depreciation) of investments	(1)	133,019	14,535	745,049	2,392,161
Increase (decrease) in net assets from operations	(24,999)	250,836	15,977	1,807,176	3,915,032

From contract transactions:
Payments received from contract owners	896,845	167,457	22,868	551,841	239,449
Payments for contract benefits or terminations	(1,036,450)	(171,070)	(54)	(448,950)	(990,818)
Policy loans	(389,108)	(20,736)	279	(137,215)	(9,421)
Transfers between sub-accounts (including fixed account), net	6,808,370	318,029	63,891	(209,380)	353,673
Contract maintenance charges	(1,285,385)	(148,669)	(18,457)	(690,621)	(277,414)
Increase (decrease) in net assets from contract transactions	4,994,272	145,011	68,527	(934,325)	(684,531)

Increase (decrease) in net assets	4,969,273	395,847	84,504	872,851	3,230,501
Net assets at beginning of period	7,707,898	3,145,594	85,546	15,258,763	8,086,410
Net assets at end of period	$12,677,171	$3,541,441	$170,050	$16,131,614	$11,316,911

Beginning units	766,161	264,885	8,511	586,733	185,531
Units issued	1,364,060	71,146	10,223	110,831	62,554
Units redeemed	(866,608)	(56,116)	(2,558)	(145,594)	(62,526)
Ending units	1,263,613	279,915	16,176	551,970	185,559

For the Year Ended December 31, 2019
From operations:
Dividends	$132,842	$96,721	$1,851	$200,915	$29,615
Mortality and expense risk and administrative charges	(31,268)	(11,470)	(184)	(61,254)	(30,830)
Net investment income (loss)	101,574	85,251	1,667	139,661	(1,215)
Net realized gain (loss)	(1)	20,951	374	238,696	542,991
Capital gain distribution from mutual funds	-	-	-	1,398,807	104,007
Change in unrealized appreciation (depreciation) of investments	(2)	430,405	8,560	1,445,781	1,672,418
Increase (decrease) in net assets from operations	101,571	536,607	10,601	3,222,945	2,318,201

From contract transactions:
Payments received from contract owners	787,109	181,785	17,021	648,448	207,869
Payments for contract benefits or terminations	(581,173)	(97,321)	-	(1,164,326)	(237,456)
Policy loans	26,325	5,348	(1,813)	(4,775)	13,753
Transfers between sub-accounts (including fixed account), net	24,427	63,999	14,451	49,706	(398,483)
Contract maintenance charges	(962,726)	(138,047)	(11,446)	(718,617)	(226,722)
Increase (decrease) in net assets from contract transactions	(706,038)	15,764	18,213	(1,189,564)	(641,039)

Increase in net assets from separate account merger	-	-	-	207,438	78,821

Increase (decrease) in net assets	(604,467)	552,371	28,814	2,240,819	1,755,983
Net assets at beginning of period	8,312,365	2,593,223	56,732	13,017,944	6,330,427
Net assets at end of period	$7,707,898	$3,145,594	$85,546	$15,258,763	$8,086,410

Beginning units	839,432	263,693	6,551	621,713	200,596
Units issued	237,475	77,032	3,278	100,764	21,668
Units redeemed	(310,746)	(75,840)	(1,318)	(136,224)	(36,858)
Units transferred in from separate account merger	-	-	-	480	125
Ending units	766,161	264,885	8,511	586,733	185,531

 The accompanying Notes to Financial Statements are an integral part of this statement.

33

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	VALIC Company I Science & Technology Fund	VALIC Company I Small Cap Index Fund	VALIC Company I Stock Index Fund	VALIC Company II Mid Cap Value Fund	VALIC Company II Strategic Bond Fund
For the Year Ended December 31, 2020
From operations:
Dividends	$-	$112,965	$424,911	$926	$13,214
Mortality and expense risk and administrative charges	(22,793)	(28,196)	(87,125)	(293)	(833)
Net investment income (loss)	(22,793)	84,769	337,786	633	12,381
Net realized gain (loss)	121,840	(200,514)	1,048,826	(1,951)	(159)
Capital gain distribution from mutual funds	583,077	907,985	1,358,843	6,224	-
Change in unrealized appreciation (depreciation) of investments	1,715,247	633,517	1,202,385	8,588	12,043
Increase (decrease) in net assets from operations	2,397,371	1,425,757	3,947,840	13,494	24,265

From contract transactions:
Payments received from contract owners	216,869	371,168	1,155,926	31,552	60,700
Payments for contract benefits or terminations	(549,383)	(523,371)	(1,182,432)	(1,702)	-
Policy loans	(13,509)	(78,116)	(80,262)	-	852
Transfers between sub-accounts (including fixed account), net	367,810	60,852	(567,566)	23,728	44,935
Contract maintenance charges	(182,570)	(347,513)	(1,664,736)	(13,988)	(34,140)
Increase (decrease) in net assets from contract transactions	(160,783)	(516,980)	(2,339,070)	39,590	72,347

Increase (decrease) in net assets	2,236,588	908,777	1,608,770	53,084	96,612
Net assets at beginning of period	5,447,113	7,697,084	23,486,571	93,860	270,375
Net assets at end of period	$7,683,701	$8,605,861	$25,095,341	$146,944	$366,987

Beginning units	136,105	314,899	880,829	6,482	23,600
Units issued	72,783	100,162	213,475	4,844	9,647
Units redeemed	(77,494)	(102,799)	(278,998)	(1,224)	(3,445)
Ending units	131,394	312,262	815,306	10,102	29,802

For the Year Ended December 31, 2019
From operations:
Dividends	$-	$78,963	$329,155	$421	$7,266
Mortality and expense risk and administrative charges	(21,592)	(30,228)	(89,668)	(233)	(666)
Net investment income (loss)	(21,592)	48,735	239,487	188	6,600
Net realized gain (loss)	65,485	63,747	1,212,820	(751)	1,219
Capital gain distribution from mutual funds	881,473	587,654	473,799	14,540	-
Change in unrealized appreciation (depreciation) of investments	606,363	835,201	3,756,520	5,887	15,858
Increase (decrease) in net assets from operations	1,531,729	1,535,337	5,682,626	19,864	23,677

From contract transactions:
Payments received from contract owners	214,486	444,872	1,190,397	24,670	63,531
Payments for contract benefits or terminations	(113,983)	(175,429)	(1,038,080)	-	(39,707)
Policy loans	16,054	(238)	83,849	-	(2,258)
Transfers between sub-accounts (including fixed account), net	(85,094)	(50,889)	83,824	78	49,573
Contract maintenance charges	(158,387)	(346,003)	(1,447,112)	(11,623)	(27,300)
Increase (decrease) in net assets from contract transactions	(126,924)	(127,687)	(1,127,122)	13,125	43,839

Increase in net assets from separate account merger	63,990	-	-	-	-

Increase (decrease) in net assets	1,468,795	1,407,650	4,555,504	32,989	67,516
Net assets at beginning of period	3,978,318	6,289,434	18,931,067	60,871	202,859
Net assets at end of period	$5,447,113	$7,697,084	$23,486,571	$93,860	$270,375

Beginning units	137,417	316,138	904,375	5,422	19,316
Units issued	12,153	46,464	195,478	2,249	10,434
Units redeemed	(13,579)	(47,703)	(219,024)	(1,189)	(6,150)
Units transferred in from separate account merger	114	-	-	-	-
Ending units	136,105	314,899	880,829	6,482	23,600

 The accompanying Notes to Financial Statements are an integral part of this statement.

34

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	VALIC Company II U.S. Socially Responsible Fund	VanEck VIP Emerging Markets Fund Initial Class	VanEck VIP Global Hard Assets Fund Initial Class	Vanguard VIF High Yield Bond Portfolio	Vanguard VIF Real Estate Index Portfolio
For the Year Ended December 31, 2020
From operations:
Dividends	$1,310	$3,412	$1,453	$306,306	$322,977
Mortality and expense risk and administrative charges	(329)	(830)	(727)	(23,134)	(51,090)
Net investment income (loss)	981	2,582	726	283,172	271,887
Net realized gain (loss)	(2,059)	61	(9,687)	(26,924)	(176,511)
Capital gain distribution from mutual funds	16,703	5,125	-	-	203,102
Change in unrealized appreciation (depreciation) of investments	2,962	20,579	51,058	20,599	(1,133,427)
Increase (decrease) in net assets from operations	18,587	28,347	42,097	276,847	(834,949)

From contract transactions:
Payments received from contract owners	28,446	14,408	14,313	382,887	628,120
Payments for contract benefits or terminations	-	(548)	(245)	(166,283)	(549,710)
Policy loans	211	82	39,988	(46,107)	(66,304)
Transfers between sub-accounts (including fixed account), net	15,630	(465)	2,633	(146,850)	(269,802)
Contract maintenance charges	(14,878)	(14,513)	(12,162)	(424,229)	(603,320)
Increase (decrease) in net assets from contract transactions	29,409	(1,036)	44,527	(400,582)	(861,016)

Increase (decrease) in net assets	47,996	27,311	86,624	(123,735)	(1,695,965)
Net assets at beginning of period	90,187	173,208	122,467	5,720,005	14,240,366
Net assets at end of period	$138,183	$200,519	$209,091	$5,596,270	$12,544,401

Beginning units	4,948	4,711	5,102	276,717	630,273
Units issued	3,832	446	2,881	28,186	44,824
Units redeemed	(1,853)	(483)	(633)	(47,825)	(88,454)
Ending units	6,927	4,674	7,350	257,078	586,643

For the Year Ended December 31, 2019
From operations:
Dividends	$808	$-	$-	$335,201	$362,435
Mortality and expense risk and administrative charges	(212)	(74)	(51)	(25,030)	(57,771)
Net investment income (loss)	596	(74)	(51)	310,171	304,664
Net realized gain (loss)	1,073	32	(1,331)	(34,207)	(2,284)
Capital gain distribution from mutual funds	4,078	-	-	-	655,005
Change in unrealized appreciation (depreciation) of investments	9,598	8,182	12,238	530,801	2,269,678
Increase (decrease) in net assets from operations	15,345	8,140	10,856	806,765	3,227,063

From contract transactions:
Payments received from contract owners	10,093	1,336	899	397,016	673,575
Payments for contract benefits or terminations	-	-	-	(1,114,468)	(630,045)
Policy loans	(5,440)	(1)	(536)	8,673	(80,828)
Transfers between sub-accounts (including fixed account), net	37,821	47	34	(196,944)	1,815
Contract maintenance charges	(7,227)	(1,191)	(942)	(410,383)	(615,602)
Increase (decrease) in net assets from contract transactions	35,247	191	(545)	(1,316,106)	(651,085)

Increase in net assets from separate account merger	-	164,877	112,156	-	-

Increase (decrease) in net assets	50,592	173,208	122,467	(509,341)	2,575,978
Net assets at beginning of period	39,595	-	-	6,229,346	11,664,388
Net assets at end of period	$90,187	$173,208	$122,467	$5,720,005	$14,240,366

Beginning units	2,701	-	-	335,673	660,841
Units issued	2,957	42	40	73,430	52,500
Units redeemed	(710)	(37)	(63)	(132,386)	(83,068)
Units transferred in from separate account merger	-	4,706	5,125	-	-
Ending units	4,948	4,711	5,102	276,717	630,273

 The accompanying Notes to Financial Statements are an integral part of this statement.

35

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

1.	Organization

Separate Account VL-R (the Separate Account) is a segregated investment account established by American General Life Insurance Company (the Company) to receive and invest premium payments from variable universal life insurance policies issued by the Company. The Company is a wholly owned subsidiary of AGC Life Insurance Company, an indirect, wholly owned subsidiary of American International Group, Inc. (AIG).

On November 29, 2019, Variable Account II (“AGL Sep II”), Separate Account VUL (“AGL VUL”), and Separate Account VUL-2 (“AGL VUL-2”) of the Company merged into the Separate Account. Additional information can be found in Note 8.

The Separate Account includes the following products:

AG Corporate Investor(b)	Platinum Choice VUL 2(a)
AG Income Advantage VUL(b)	Platinum Investor FlexDirector(b)
AG Legacy Plus(b)	Platinum Investor I(b)
Corporate America(b)	Platinum Investor II(b)
Corporate Investor Select(b)	Platinum Investor III(b)
Equibuilder(b)	Platinum Investor IV(b)
Equibuilder II(b)	Platinum Investor PLUS(b)
Equibuilder III(b)	Platinum Investor Survivor(b)
Executive Advantage(b)	Platinum Investor Survivor II(b)
Gallery Life(b)	Platinum Investor VIP(b)
Gemstone Life(b)	Polaris Life (b)
Flexible Premium VUL (Group)(b)	Polaris Survivorship Life(b)
Flexible Premium Variable Universal Life Policy(b)	Protection Advantage Select(b)
Income Advantage Select(b)
(a)

On November 6, 2014 this product was introduced and is currently offered for sale. The name was changed from AG Platinum Choice VUL to AG Platinum Choice VUL 2 on July 3, 2017. The product name was further updated to Platinum Choice VUL 2 on October 7, 2019.

(b)	These products are no longer available for sale.

The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust under the Investment Company Act of 1940, as amended. The Separate Account consists of various sub-accounts. Each sub-account invests all its investible assets in a corresponding eligible mutual fund, which is registered under the 1940 Act as an open-ended management investment company. The names in bold in the table below are the diversified, open-ended management investment companies and the names below them are the names of the sub-accounts/corresponding eligible mutual funds. Collectively, all of the mutual funds are referred to as “Funds” throughout these financial statements.

For each sub-account, the financial statements are comprised of a Statement of Assets and Liabilities, including a Schedule of Portfolio Investments, as of December 31, 2020 and related Statements of Operations and Changes in Net Assets for each of the years in the period then ended, all periods to reflect a full twelve month period, except as noted below.

AB Variable Products Series Fund, Inc. (AB VPS)
AB VPS Balanced Wealth Strategy Portfolio Class A	AB VPS International Growth Portfolio Class A(e)
AB VPS Global Thematic Growth Portfolio Class A	AB VPS Large Cap Growth Portfolio Class A
AB VPS Growth and Income Portfolio Class A	AB VPS Small Cap Growth Portfolio Class A
AB VPS Intermediate Bond Portfolio Class A

The Alger Portfolios (Alger)
Alger Capital Appreciation Portfolio Class I-2	Alger Mid Cap Growth Portfolio Class I-2

American Century Variable Portfolios, Inc. (American Century VP)
American Century VP Capital Appreciation Fund Class I	American Century VP International Fund Class I(e)
American Century VP Disciplined Core Value Fund Class 1(c)	American Century VP Value Fund Class I

36

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

American Funds Insurance Series (American Funds IS)
American Funds IS Asset Allocation Fund Class 2	American Funds IS Growth-Income Fund Class 2
American Funds IS Global Growth Fund Class 2	American Funds IS High-Income Bond Fund Class 2
American Funds IS Growth Fund Class 2	American Funds IS International Fund Class 2

Anchor Series Trust (AST)(a)
AST SA PGI Asset Allocation Portfolio Class 1	AST SA Wellington Government and Quality Bond Portfolio Class 1
AST SA Wellington Capital Appreciation Portfolio Class 1	AST SA Wellington Government and Quality Bond Portfolio Class 3
AST SA Wellington Capital Appreciation Portfolio Class 3

BlackRock Variable Series Funds II, Inc. (BlackRock)
BlackRock II U.S. Government Bond V.I. Fund Class I(e)

BlackRock Variable Series Funds, Inc. (BlackRock)
BlackRock Advantage U.S. Total Market V.I. Fund Class I(e)	BlackRock Capital Appreciation V.I. Fund Class I(e)
BlackRock Basic Value V.I. Fund Class I(e)

BNY Mellon Investment Portfolios (BNY Mellon IP)
BNY Mellon IP MidCap Stock Portfolio Initial Shares

BNY Mellon Stock Index Fund Inc.
BNY Mellon Stock Index Fund, Inc. Initial Shares

BNY Mellon Variable Investment Fund (BNY Mellon VIF)
BNY Mellon VIF International Value Portfolio Initial Shares(k)	BNY Mellon VIF Quality Bond Portfolio Initial Shares(k)
BNY Mellon VIF Opportunistic Small Cap Portfolio Initial Shares

EQ Advisors Trust SM (EQ/)
EQ/Advisors Multimanager Aggressive Equity Portfolio Class 1A	EQ/International Equity Index Portfolio Class 1A
EQ/Common Stock Index Portfolio Class 1A	EQ/Money Market Portfolio Class 1A

EQ Premier VIP Trust(d)
EQ Premier VIP EQ/Core Plus Bond Portfolio Class A(f)	EQ Premier VIP EQ/Moderate Allocation Portfolio Class A(g)

Fidelity Variable Insurance Products (Fidelity VIP)
Fidelity VIP Asset Manager Growth Portfolio Initial Class	Fidelity VIP Freedom 2030 Portfolio Service Class 2
Fidelity VIP Asset Manager Portfolio Initial Class	Fidelity VIP Government Money Market Portfolio Initial Class
Fidelity VIP Asset Manager Portfolio Service Class 2	Fidelity VIP Government Money Market Portfolio Service Class 2
Fidelity VIP Balanced Portfolio Initial Class(e)	Fidelity VIP Growth Portfolio Initial Class
Fidelity VIP Contrafund Portfolio Initial Class	Fidelity VIP Growth Portfolio Service Class 2
Fidelity VIP Contrafund Portfolio Service Class 2	Fidelity VIP High Income Portfolio Initial Class
Fidelity VIP Equity-Income Portfolio Initial Class	Fidelity VIP Index 500 Portfolio Initial Class
Fidelity VIP Equity-Income Portfolio Service Class 2	Fidelity VIP Investment Grade Bond Portfolio Initial Class
Fidelity VIP Freedom 2020 Portfolio Service Class 2	Fidelity VIP Mid Cap Portfolio Service Class 2
Fidelity VIP Freedom 2025 Portfolio Service Class 2	Fidelity VIP Overseas Portfolio Initial Class

Franklin Templeton Variable Insurance Products Trust (FTVIP)
FTVIP Franklin Mutual Shares VIP Fund Class 2	FTVIP Templeton Developing Markets VIP Fund Class 2(e)
FTVIP Franklin Small Cap Value VIP Fund Class 2	FTVIP Templeton Foreign VIP Fund Class 2
FTVIP Franklin Small-Mid Cap Growth VIP Fund Class 2	FTVIP Templeton Growth VIP Fund Class 2(e)
FTVIP Franklin U.S. Government Securities VIP Fund Class 2

Goldman Sachs Variable Insurance Trust (Goldman Sachs VIT)
Goldman Sachs VIT International Equity Insights Fund Institutional Shares(e)	Goldman Sachs VIT U.S. Equity Insights Fund Institutional Shares(e)
Goldman Sachs VIT Strategic Growth Fund Institutional Shares

37

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Invesco Variable Insurance Funds (Invesco V.I.)
Invesco Oppenheimer V.I. Conservative Balanced Fund Series I	Invesco V.I. Core Equity Fund Series I
Invesco Oppenheimer V.I. Global Fund Series I	Invesco V.I. Global Real Estate Fund Series I
Invesco Oppenheimer V.I. Global Strategic Income Fund Series I	Invesco V.I. Government Securities Fund Series I
Invesco Oppenheimer V.I. Main Street Fund Series I	Invesco V.I. Growth and Income Fund Series I
Invesco V.I. American Franchise Fund Series I	Invesco V.I. High Yield Fund Series I
Invesco V.I. American Value Fund Series I(e)	Invesco V.I. International Growth Fund Series I

Janus Aspen Series (Janus)
Janus Henderson Enterprise Portfolio Service Shares	Janus Henderson Global Research Portfolio Service Shares
Janus Henderson Forty Portfolio Service Shares	Janus Henderson Overseas Portfolio Service Shares

JPMorgan Insurance Trust (JPMorgan)
JPMorgan Insurance Trust Core Bond Portfolio Class 1	JPMorgan Insurance Trust Small Cap Core Portfolio Class 1
JPMorgan Insurance Trust Mid Cap Value Portfolio Class 1	JPMorgan Insurance Trust U.S. Equity Portfolio Class 1

MFS Variable Insurance Trust (MFS VIT)
MFS VIT Growth Series Initial Class	MFS VIT Research Series Initial Class
MFS VIT Investors Trust Series Initial Class	MFS VIT Total Return Series Initial Class
MFS VIT New Discovery Series Initial Class	MFS VIT Utilities Series Initial Class

MFS Variable Insurance Trust II (MFS VIT II)
MFS VIT II Core Equity Portfolio Initial Class

Morgan Stanley Variable Insurance Fund, Inc. (Morgan Stanley VIF)
Morgan Stanley VIF Core Plus Fixed Income Portfolio Class I(e)	Morgan Stanley VIF Growth Portfolio Class I
Morgan Stanley VIF Emerging Markets Equity Portfolio Class I(e)	Morgan Stanley VIF Mid Cap Growth Portfolio Class I(e)

Neuberger Berman Advisers Management Trust (Neuberger Berman AMT)
Neuberger Berman AMT Large Cap Value Portfolio Class I(j)	Neuberger Berman AMT Short Duration Bond Portfolio Class I
Neuberger Berman AMT Mid Cap Growth Portfolio Class I	Neuberger Berman AMT Sustainable Equity Portfolio Class I

PIMCO Variable Insurance Trust (PIMCO)
PIMCO CommodityRealReturn Strategy Portfolio Administrative Class	PIMCO Real Return Portfolio Administrative Class
PIMCO Global Bond Opportunities Portfolio (Unhedged) Adminstrative Class	PIMCO Short-Term Portfolio Administrative Class
PIMCO High Yield Portfolio Administrative Class(e)	PIMCO Total Return Portfolio Administrative Class
PIMCO Long-Term U.S. Government Portfolio Administrative Class(e)

Pioneer Variable Contracts Trust (Pioneer)
Pioneer Fund VCT Portfolio Class I	Pioneer Select Mid Cap Growth VCT Portfolio Class I
Pioneer Mid Cap Value VCT Portfolio Class I

Putnam Variable Trust (Putnam VT)
Putnam VT Diversified Income Fund Class IB	Putnam VT International Value Fund Class IB
Putnam VT Equity Income Fund Class IB	Putnam VT Small Cap Value Fund Class IB
Putnam VT Growth Opportunities Fund Class IB	Putnam VT Sustainable Leaders Fund Class IB

Seasons Series Trust (SST)(a)
SST SA Multi-Managed Mid Cap Value Portfolio Class 3

SunAmerica Series Trust (SAST)(a)
SAST SA AB Growth Portfolio Class 1	SAST SA JPMorgan Equity-Income Portfolio Class 1
SAST SA Columbia Technology Portfolio Class 1	SAST SA JPMorgan Global Equities Portfolio Class 1
SAST SA DFA Ultra Short Bond Portfolio Class 1	SAST SA JPMorgan MFS Core Bond Portfolio Class 1
SAST SA Dogs of Wall Street Portfolio Class 1	SAST SA JPMorgan Mid-Cap Growth Portfolio Class 1
SAST SA Federated Hermes Corporate Bond Portfolio Class 1(i)	SAST SA Legg Mason BW Large Cap Value Portfolio Class 1
SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 1	SAST SA MFS Blue Chip Growth Portfolio Class 1

38

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SunAmerica Series Trust (SAST)(a)
SAST SA Goldman Sachs Global Bond Portfolio Class 1	SAST SA MFS Massachusetts Investors Trust Portfolio Class 1
SAST SA Invesco Growth Opportunities Portfolio Class 1	SAST SA MFS Total Return Portfolio Class 1
SAST SA Invesco Main Street Large Cap Portfolio Class 1(h)	SAST SA Morgan Stanley International Equities Portfolio Class 1
SAST SA Janus Focused Growth Portfolio Class 1	SAST SA PineBridge High-Yield Bond Portfolio Class 1
SAST SA JPMorgan Diversified Balanced Portfolio Class 1	SAST SA Putnam International Growth and Income Portfolio Class 1
SAST SA JPMorgan Emerging Markets Portfolio Class 1	SAST SA WellsCap Aggressive Growth Portfolio Class 1

VALIC Company I(b)
VALIC Company I Dynamic Allocation Fund	VALIC Company I Mid Cap Index Fund
VALIC Company I Emerging Economies Fund	VALIC Company I Nasdaq-100 Index Fund
VALIC Company I Government Money Market I Fund	VALIC Company I Science & Technology Fund
VALIC Company I International Equities Index Fund	VALIC Company I Small Cap Index Fund
VALIC Company I International Value Fund	VALIC Company I Stock Index Fund

VALIC Company II(b)
VALIC Company II Mid Cap Value Fund	VALIC Company II U.S. Socially Responsible Fund
VALIC Company II Strategic Bond Fund

VanEck VIP Trust (VanEck VIP)
VanEck VIP Emerging Markets Fund Initial Class	VanEck VIP Global Hard Assets Fund Initial Class

Vanguard Variable Insurance Fund (Vanguard VIF)
Vanguard VIF High Yield Bond Portfolio	Vanguard VIF Total Bond Market Index Portfolio(e)
Vanguard VIF Real Estate Index Portfolio	Vanguard VIF Total Stock Market Index Portfolio(e)

(a)

These are affiliated investment companies. SunAmerica Asset Management Corp., an affiliate of the Company, serves as the investment advisor to Anchor Series Trust, Seasons Series Trust, and SunAmerica Series Trust.

(b)

VALIC Company I and II are affiliated investment companies. The Variable Annuity Life Insurance Company (VALIC), an affiliate of the Company, serves as the investment advisor to VALIC Company I and II series. VALIC Retirement Services Company, a direct, wholly owned subsidiary of VALIC, serves as the transfer agent and accounting services agent to VALIC Company I and II series. SunAmerica Asset Management LLC (SAAMCO), an affiliate of the Company, serves as investment sub-advisor to certain underlying mutual funds of VALIC Company I and II series.

(c)	Formerly American Century VP Income & Growth Fund.

(d)	Formerly AXA Premier VIP Trust.

(e)	Fund had no activity during the current year.

(f)	Formerly AXA Premier VIP Charter Multi-Sector Bond Portfolio.

(g)	Formerly AXA Premier VIP EQ/Moderate Allocation Portfolio.

(h)	Formerly SAST SA Oppenheimer Main Street Large Cap Portfolio.

(i)	Formerly SAST SA Federated Corporate Bond Portfolio.

(j)

The Neuberger Berman AMT Large Cap Value Portfolio, in operation for the period January 1, 2019 to April 24, 2019 (cessation of operations) merged into the Neuberger Berman AMT Sustainable Equity Portfolio.

(k)	For the period January 1, 2019 to December 31, 2019 and January 1, 2020 to April 30, 2020 (cessation of operations).

In addition to the sub-accounts above, a contract owner may allocate contract funds to a fixed account, which is part of the Company’s General Account and not included in these financial statements. Contract owners should refer to the product prospectus for the available Funds and fixed account.

The assets of the Separate Account are segregated from the Company’s assets. The operations of the Separate Account are part of the Company. Net premiums from the contracts are allocated to the sub-accounts and invested in the Funds in accordance with contract owner instructions and are recorded as contract transactions in the Statements of Operations and Changes in Net Assets.

2.	Summary of Significant Accounting Policy

The financial statements of the Separate Account have been prepared in conformity with accounting principles generally accepted in the United States (GAAP). The following is a summary of significant accounting policies consistently followed by the Separate Account in the preparation of its financial statements.

39

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Use of Estimates: The preparation of financial statements in conformity with GAAP requires the application of accounting policies that often involve a significant degree of judgment. These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from assumptions used, the financial statements of the Separate Account could be materially affected.

Investments: Investments in mutual funds are valued at their closing net asset value per share as determined by the respective mutual funds, which generally value their securities at fair value. Purchases and sales of shares of the Funds are made at the net asset values of such Funds. Transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are recognized at the date of sale and are determined on a first-in, first-out basis. Dividends and capital gain distributions from the Funds are recorded on the ex-dividend date and reinvested upon receipt.

Policy Loans: When a policy loan is made, the loan amount is transferred to the Company from the contract owner’s selected investment, and held as collateral. Interest on this collateral amount is credited to the policy. Loan repayments are invested in the contract owner’s selected investment, after they are first used to repay all loans taken from the declared fixed interest account option.

Accumulation Unit: This is the basic valuation unit used to calculate the contract owner’s interest. Such units are valued daily to reflect investment performance and the prorated daily deduction for expense charges.

Internal Rollovers: A contract owner with an eligible Company life insurance policy may elect to replace their existing policy with another insurance policy offered by the Company. Internal rollovers are included on the payments for contract benefits or terminations line in the Statements of Operations and Changes in Net Assets under contract transactions.

Income Taxes: The operations of the Separate Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provision of the Internal Revenue Code (the Code). Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent that the earnings are credited under the contracts. As a result, no charge is currently made to the Separate Account for federal income taxes. The Separate Account is not treated as a regulated investment company under the Code. The Company will periodically review changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

3.	Fair Value Measurements

Assets recorded at fair value in the Separate Account’s Statement of Assets and Liabilities are measured and classified in a hierarchy for disclosure purposes consisting of three “levels” based on the observability of valuation inputs:

●

Level 1— Fair value measurements based on quoted prices (unadjusted) in active markets that the Separate Account has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Separate Account does not adjust the quoted price for such instruments.

●

Level 2— Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

●

Level 3— Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair value positions in Level 3. The circumstances in which there is little, if any, market activity for the asset or liability. Therefore, the Separate Account makes certain assumptions about the inputs a hypothetical market participant would use to value that asset or liability.

40

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Separate Account assets measured at fair value as of December 31, 2020 consist of investments in registered mutual funds that generally trade daily and are measured at fair value using quoted prices in active markets for identical assets, which are classified as Level 1 throughout the year. As such, no transfers between fair value hierarchy levels occurred during the year. See the Schedule of Portfolio Investments for the table presenting information about assets measured at fair value on a recurring basis at December 31, 2020, and respective hierarchy levels.

4.	Expenses

Expense charges are applied against the current value of the Separate Account and are paid as follows:

Separate Account Annual Charges: Deductions for the mortality and expense risk charges and administrative charges are calculated daily, at an annual rate, on the actual prior day’s net asset value of the underlying Funds comprising the sub-accounts attributable to the contract owners and are paid to the Company. The mortality risk charge represents compensation to the Company for the mortality risks assumed under the contract, which is the obligation to provide payments during the payout period for the life of the contract and to provide the standard death benefit. The expense risk charge represents compensation to the Company for assuming the risk that the current contract administration charges will be insufficient to cover the cost of administering the contract in the future. The administrative charge reimburses the Company for any administrative expenses incurred under the contract. This includes the expenses for administration and marketing. These charges are included on the mortality and expense risk and administrative charges line in the Statements of Operations and Changes in Net Assets.

The exact rate depends on the particular product issued. Expense charges for each product are as follows:

Products	Mortality and Expense Risk Maximum Annual Rate and Administrative Charges Maximum Annual Rate	First Reduction in Mortality and Expense Risk and Administrative Charges Rate(a)	Second Reduction in Mortality and Expense Risk and Administrative Charges Rate(b)
AG Corporate Investor	0.65%	0.25%	0.25%
AG Income Advantage VUL	0.70%	0.35%	0.20%
AG Legacy Plus	0.90%	0.25%	0.25%
Platinum Choice VUL 2	0.70%	0.35%	0.20%
Corporate America	0.35%	0.10%	0.10%
Corporate America (reduced surrender charge)	0.65%	0.25%	0.25%
Corporate Investor Select	0.65%	0.25%	0.25%
Income Advantage Select	0.70%	0.35%	0.20%
Platinum Investor FlexDirector	0.70%	0.25%	0.35%
Platinum Investor I	0.75%	0.25%	0.25%
Platinum Investor II	0.75%	0.25%	0.25%
Platinum Investor III	0.70%	0.25%	0.35%
Platinum Investor IV	0.70%	0.35%	0.25%
Platinum Investor PLUS	0.70%	0.25%	0.35%
Platinum Investor Survivor	0.40%	0.20%	0.10%(c)
Platinum Investor Survivor II	0.75%	0.25%(d)	0.35%(c)
Platinum Investor VIP	0.70%	0.35%	0.20%
Protection Advantage Select	0.70%	0.35%	0.20%

(a)	After 10th policy year.
(b)	After 20th policy year.
(c)	After 30th policy year.
(d)	After 15th policy year.

41

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Expense charges for the following products are as follows:

Products	Separate Account Current Annual Rate	Separate Account Maximum Annual Rate
Executive Advantage®	0.10%	1.00%
Gallery Life	0.50%	0.90%
Gemstone Life	0.10%	0.90%
Polaris Life	0.25%	0.90%
Polaris Survivorship Life	0.10%	0.90%
Flexible Premium VUL (Group)	0.50%	0.90%
Flexible Premium Variable Universal Life Policy	0.50%	0.90%

The separate account annual charge for Equibuilder, Equibuilder II and Equibuilder III is calculated as a percentage of the net asset value and deducted at an annual rate of 0.75 percent.

Monthly Administrative Charge: The Company makes a monthly charge against each policy account for the administrative expenses. These charges are included as part of the contract maintenance charges line in the Statements of Operations and Changes in Net Assets.

The maximum monthly administrative expense charge is $15. The Company may deduct an additional monthly expense charge for expenses associated with acquisition, administrative and underwriting of the policy. The monthly expense charge is applied against each $1,000 of base coverage. This charge varies according to the ages, gender and the premium classes of both of the contingent insurers, as well as the amount of coverage. There may be an additional monthly administrative charge during the first policy year and the 12 months after an increase in face amount per insured. This charge will not exceed $25 a month per insured.

For Equibuilder II and Equibuilder II the company currently charges $9 per month guaranteed to be no more than $12 per month.

For Equibuilder the Company currently charges $6 per month plus an additional charge of $24 per month for each of the first 12 months a policy is in effect.

Contract Maintenance Charge: Monthly contract maintenance charges are paid to the Company for the administrative services provided under the current policies. The Company may deduct an additional monthly expense charge for expenses associated with acquisition, administrative and underwriting of your policy. The monthly expense charge is applied only against each $1,000 of coverage (if the policy offers both base and supplement coverage, then only each $1,000 of base coverage). This charge varies according to the ages, gender and the premium class of the insured, as well as the amount of coverage. These charges are included as part of the contract maintenance charges line in the Statements of Operations and Changes in Net Assets.

The Company may charge a maximum fee of $12 for the monthly contract maintenance charge.

Withdrawal Charge: A withdrawal charge is applicable to certain contract withdrawals pursuant to the contract and is payable to the Company. The withdrawal charges are included as part of the payments for contract benefits or terminations line in the Statements of Operations and Changes in Net Assets.

The amount of the withdrawal charge depends on the age and other insurance characteristics of the insured person. For partial withdrawals, the Company may charge a maximum transaction fee per partial withdrawal equal to the lesser of 2 percent of the amount withdrawn or $25. Currently, a $10 transaction fee per policy is charged for each partial withdrawal. In addition, for Equibuilder the Company charges for a partial withdrawal of net cash surrender value (currently $10 or 2 percent of the amount withdrawn, whichever is less).

For Equibuilder I, Equibuilder II and Equibuilder III, during the first ten years a policy is in effect, a withdrawal charge may be assessed by the Company. The maximum withdrawal charge is equal to 50 percent of one “target” premium. This maximum will not vary with premiums paid or when premiums are paid. At the end of the sixth policy year, and at the end of each of the four succeeding policy years, the maximum withdrawal charge will decrease by 20 percent. The

42

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

current withdrawal charge for Equibuilder, EquiBuilder II and EquiBuilder III will equal 30 percent, 30 percent and 25 percent, respectively, of premium payments made during the first policy year up to one “target” premium and 9 percent of any additional premiums paid during the first ten policy years.

Policy Loan Interest Charge: A loan may be requested against a policy while the policy has a net cash surrender value. The daily interest charge on the loan is paid to the Company for the expenses of administering and providing policy loans. The interest charge is collected through any loan repayment from the policyholder.

Cost of Insurance Charge: Since determination of both the insurance rate and the Company’s net amount at risk depends upon several factors, the cost of insurance deduction may vary from month to month. Policy accumulation value, specified amount of insurance and certain characteristics of the insured person are among the variables included in the calculation for the monthly cost of insurance deduction. The cost of insurance charge is included as part of the contract maintenance charges line of the Statements of Operations and Changes in Net Assets.

Transfer Fee: A transfer fee may be assessed on each transfer of funds in excess of the maximum transactions allowed within a contract year depending on the contract provision. The transfer fee is included as part of the payments for contract benefits or terminations line in the Statements of Operations and Changes in Net Assets.

A transfer fee of $25 is assessed on each transfer in excess of 12 transfers during the policy year. For Equibuilder, Equibuilder II and Equibuilder III a transfer fee of $25 is assessed on each transfer in excess of four transfers during the policy year.

Premium Tax Charge: Certain states charge taxes on purchase payments up to a maximum of 3.5 percent. The Company deducts from each premium payment a charge to cover costs associated with the issuance of the policy, administrative services the Company performs and a premium tax that is applicable to the Company in the state or other jurisdiction of the policy owner. Premium tax charges are included as part of the contract maintenance charges line in the Statements of Operations and Changes in Net Assets.

A summary of premium tax charges follows:

Products	Premium Tax Charge
AG Corporate Investor*	4.00% up to the “target premium” and 5.00% on any premium amounts in excess of the “target premium” for policy years 1-3. 9.00% up to the “target premium” and 5.00% on any premium amounts in excess of the “target premium” for policy years 4-7. 5.00% of all premium payments in policy years 8 and thereafter.
AG Income Advantage VUL	5.00% of after-tax premium payment
Platinum Choice VUL 2	9.00% of after-tax premium payment
Corporate America*	9.00% up to the “target premium” and 5.00% on any premium amounts in excess of the “target premium” for policy years 1-7. 5.00% of all premium payments in policy years 8 and thereafter.
Corporate Investor Select*	4.00% up to the “target premium” and 5.00% on any premium amounts in excess of the “target premium” for policy years 1-3. 9.00% up to the “target premium” and 5.00% on any premium amounts in excess of the “target premium” for policy years 4-7. 5.00% of all premium payments in policy years 8 and thereafter.
Income Advantage Select	3.50% of each premium payment
Platinum Investor FlexDirector	3.50% of each premium payment
Platinum Investor I	3.50% of each premium payment
Platinum Investor II	3.50% of each premium payment
Platinum Investor III	3.50% of each premium payment
Platinum Investor IV	3.50% of each premium payment
Platinum Investor PLUS	3.50% of each premium payment
Platinum Investor Survivor	3.50% of each premium payment
Platinum Investor Survivor II	3.50% of each premium payment
Platinum Investor VIP	3.50% of each premium payment

43

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Protection Advantage Select	3.50% of each premium payment
Executive Advantage®	The maximum charge is 9% of each premium payment.
Gallery Life	5% of each premium payment plus the state specific premium taxes.
Gemstone Life *

5% of each premium payment up to the target premium amount plus 2% of any premium paid in excess of the target premium amount for policy years 1-10. 3% of each premium payment up to the target premium amount plus 2% of any premium paid in excess of the target premium amount beginning in policy year 11. The maximum charge is 8% of each premium payment.

Polaris Life	Currently 5% for the first 10 policy years and 3% thereafter. The maximum charge allowed is 8% of each premium payment.
Polaris Survivorship Life	Currently 5% for the first 10 policy years and 3% thereafter. The maximum charge allowed is 8% of each premium payment.
Flexible Premium VUL (Group)	5% of each premium payment plus the state specific premium taxes.
Flexible Premium Variable Universal Life Policy	5% of each premium payment plus the state specific premium taxes.

*

The target premium is an amount of premium that is approximately equal to the seven-pay premium, which is the maximum amount of premium that may be paid without the policy becoming a modified endowment contract.

Optional Rider Charge: Monthly charges are deducted if the contract owner selects additional benefit riders. The charges for any rider selected will vary by policy within a range based on either the personal characteristics of the insured person or the specific coverage chosen under the rider. The rider charges are included as part of contract maintenance charges line in the Statements of Operations and Changes in Net Assets.

Face Amount Increase Charge: The Company charges for an increase in the face amount of insurance. These charges are included as part of the contract maintenance charges line in the Statements of Operations and Changes in Net Assets.

For Equibuilder, the face amount increase charge is $1.50 per $1,000 increase in the face amount of insurance up to a maximum charge of $300.

Guaranteed Minimum Withdrawal Benefit (GMWB) Charge: Daily charges for the GMWB rider are assessed through the daily unit value calculation on all policies that have elected this option. These charges are included as part of the contract maintenance charges line in the Statements of Operations and Changes in Net Assets.

The annualized GMWB charge is 0.75 percent, which may be increased to a maximum of 1.50 percent.

44

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5.	Purchases and Sales of Investments

For the year ended December 31, 2020, the aggregate cost of purchases and proceeds from the sales of investments were:

Sub-accounts	Cost of Purchases	Proceeds from Sales
AB VPS Balanced Wealth Strategy Portfolio Class A	$24,999	$11,967
AB VPS Global Thematic Growth Portfolio Class A	164,420	154,908
AB VPS Growth and Income Portfolio Class A	132,410	287,032
AB VPS Intermediate Bond Portfolio Class A	3,688	4,941
AB VPS Large Cap Growth Portfolio Class A	2,354,075	690,241
AB VPS Small Cap Growth Portfolio Class A	130,027	123,028
Alger Capital Appreciation Portfolio Class I-2	3,566,203	2,556,958
Alger Mid Cap Growth Portfolio Class I-2	1,957,754	1,316,162
American Century VP Capital Appreciation Fund Class I	56,385	28,800
American Century VP Disciplined Core Value Fund Class 1	17,578	13,139
American Century VP Value Fund Class I	1,726,990	2,259,823
American Funds IS Asset Allocation Fund Class 2	3,021,589	339,352
American Funds IS Global Growth Fund Class 2	1,877,654	851,085
American Funds IS Growth Fund Class 2	2,391,659	1,299,667
American Funds IS Growth-Income Fund Class 2	2,373,544	602,433
American Funds IS High-Income Bond Fund Class 2	674,469	114,853
American Funds IS International Fund Class 2	1,012,153	166,464
AST SA PGI Asset Allocation Portfolio Class 1	20,710	11,548
AST SA Wellington Capital Appreciation Portfolio Class 1	775,701	908,079
AST SA Wellington Capital Appreciation Portfolio Class 3	425,775	150,599
AST SA Wellington Government and Quality Bond Portfolio Class 1	22,136	17,133
AST SA Wellington Government and Quality Bond Portfolio Class 3	438,929	37,146
BNY Mellon IP MidCap Stock Portfolio Initial Shares	322,052	679,443
BNY Mellon Stock Index Fund, Inc. Initial Shares	823,493	619,171
BNY Mellon VIF International Value Portfolio Initial Shares	17,781	107,566
BNY Mellon VIF Opportunistic Small Cap Portfolio Initial Shares	1,104,527	1,464,121
BNY Mellon VIF Quality Bond Portfolio Initial Shares	2,815,717	6,669,594
EQ/Advisors Multimanager Aggressive Equity Portfolio Class 1A	142,171	119,212
EQ/Common Stock Index Portfolio Class 1A	197,230	276,780
EQ/International Equity Index Portfolio Class 1A	15,548	41,940
EQ/Money Market Portfolio Class 1A	1,651	2,928
EQ Premier VIP EQ/Core Plus Bond Portfolio Class A	3,787	14,650
EQ Premier VIP EQ/Moderate Allocation Portfolio Class A	54,276	77,925
Fidelity VIP Asset Manager Growth Portfolio Initial Class	272,795	564,325
Fidelity VIP Asset Manager Portfolio Initial Class	473,044	1,049,783
Fidelity VIP Asset Manager Portfolio Service Class 2	462,536	668,354
Fidelity VIP Contrafund Portfolio Initial Class	600,438	3,879,312
Fidelity VIP Contrafund Portfolio Service Class 2	4,083,765	6,486,738
Fidelity VIP Equity-Income Portfolio Initial Class	1,975,553	2,558,969
Fidelity VIP Equity-Income Portfolio Service Class 2	2,836,926	2,942,601
Fidelity VIP Freedom 2020 Portfolio Service Class 2	52,727	86,360
Fidelity VIP Freedom 2025 Portfolio Service Class 2	197,200	361,950
Fidelity VIP Freedom 2030 Portfolio Service Class 2	342,148	351,993
Fidelity VIP Government Money Market Portfolio Initial Class	2,415,726	1,852,676
Fidelity VIP Government Money Market Portfolio Service Class 2	19,421,545	19,903,185
Fidelity VIP Growth Portfolio Initial Class	7,456,061	6,836,332
Fidelity VIP Growth Portfolio Service Class 2	5,533,606	3,566,279
Fidelity VIP High Income Portfolio Initial Class	183,705	289,947
Fidelity VIP Index 500 Portfolio Initial Class	989,434	3,299,581
Fidelity VIP Investment Grade Bond Portfolio Initial Class	459,982	316,825
Fidelity VIP Mid Cap Portfolio Service Class 2	2,442,445	1,996,434
Fidelity VIP Overseas Portfolio Initial Class	299,007	772,880
FTVIP Franklin Mutual Shares VIP Fund Class 2	1,588,578	1,689,824
FTVIP Franklin Small Cap Value VIP Fund Class 2	1,502,309	1,212,595
FTVIP Franklin Small-Mid Cap Growth VIP Fund Class 2	6,992	6,057
FTVIP Franklin U.S. Government Securities VIP Fund Class 2	5,518,102	4,305,353
FTVIP Templeton Foreign VIP Fund Class 2	828,776	1,113,182
Goldman Sachs VIT Strategic Growth Fund Institutional Shares	401,029	270,947

45

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Sub-accounts	Cost of Purchases	Proceeds from Sales
Invesco Oppenheimer V.I. Conservative Balanced Fund Series I	$1,516,700	$1,522,502
Invesco Oppenheimer V.I. Global Fund Series I	1,205,742	1,404,583
Invesco Oppenheimer V.I. Global Strategic Income Fund Series I	28	120
Invesco Oppenheimer V.I. Main Street Fund Series I	85,691	24,055
Invesco V.I. American Franchise Fund Series I	71,006	98,147
Invesco V.I. Core Equity Fund Series I	3,618,260	2,282,064
Invesco V.I. Global Real Estate Fund Series I	332,288	190,173
Invesco V.I. Government Securities Fund Series I	637	1,212
Invesco V.I. Growth and Income Fund Series I	1,707,470	1,443,594
Invesco V.I. High Yield Fund Series I	199,332	205,643
Invesco V.I. International Growth Fund Series I	1,829,263	1,975,070
Janus Henderson Enterprise Portfolio Service Shares	2,060,536	2,530,181
Janus Henderson Forty Portfolio Service Shares	798,914	312,465
Janus Henderson Global Research Portfolio Service Shares	433,434	330,396
Janus Henderson Overseas Portfolio Service Shares	1,103,299	1,862,729
JPMorgan Insurance Trust Core Bond Portfolio Class 1	1,631,584	420,297
JPMorgan Insurance Trust Mid Cap Value Portfolio Class 1	70,429	230,735
JPMorgan Insurance Trust Small Cap Core Portfolio Class 1	481,679	443,907
JPMorgan Insurance Trust U.S. Equity Portfolio Class 1	35,652	54,873
MFS VIT Growth Series Initial Class	6,796,347	7,221,170
MFS VIT Investors Trust Series Initial Class	172,641	262,571
MFS VIT New Discovery Series Initial Class	3,499,334	1,842,055
MFS VIT Research Series Initial Class	943,901	1,245,264
MFS VIT Total Return Series Initial Class	434,667	553,923
MFS VIT Utilities Series Initial Class	499,622	779,804
MFS VIT II Core Equity Portfolio Initial Class	1,043,539	1,066,152
Morgan Stanley VIF Growth Portfolio Class I	4,470,952	3,943,727
Neuberger Berman AMT Mid Cap Growth Portfolio Class I	2,076,848	2,076,875
Neuberger Berman AMT Short Duration Bond Portfolio Class I	12,872	25,948
Neuberger Berman AMT Sustainable Equity Portfolio Class I	45,256	51,755
PIMCO CommodityRealReturn Strategy Portfolio Administrative Class	135,997	157,742
PIMCO Global Bond Opportunities Portfolio (Unhedged) Adminstrative Class	260,970	168,975
PIMCO Real Return Portfolio Administrative Class	4,710,917	4,205,230
PIMCO Short-Term Portfolio Administrative Class	6,617,040	5,599,721
PIMCO Total Return Portfolio Administrative Class	6,528,087	5,452,932
Pioneer Fund VCT Portfolio Class I	452,974	614,010
Pioneer Mid Cap Value VCT Portfolio Class I	85,615	106,249
Pioneer Select Mid Cap Growth VCT Portfolio Class I	1,112,022	853,750
Putnam VT Diversified Income Fund Class IB	741,554	768,270
Putnam VT Equity Income Fund Class IB	2,163,195	1,583,890
Putnam VT Growth Opportunities Fund Class IB	18,250	4,000
Putnam VT International Value Fund Class IB	652,639	701,670
Putnam VT Small Cap Value Fund Class IB	15,609	28,481
Putnam VT Sustainable Leaders Fund Class IB	51,236	29,662
SST SA Multi-Managed Mid Cap Value Portfolio Class 3	84,605	16,263
SAST SA AB Growth Portfolio Class 1	1,120,145	1,215,657
SAST SA Columbia Technology Portfolio Class 1	345,113	385,787
SAST SA DFA Ultra Short Bond Portfolio Class 1	1,559,760	635,745
SAST SA Dogs of Wall Street Portfolio Class 1	97,511	35,707
SAST SA Federated Hermes Corporate Bond Portfolio Class 1	15,136	171,104
SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 1	38,790	21,684
SAST SA Goldman Sachs Global Bond Portfolio Class 1	32,855	191,819
SAST SA Invesco Growth Opportunities Portfolio Class 1	19,928	35,764
SAST SA Invesco Main Street Large Cap Portfolio Class 1	37,464	247,461
SAST SA Janus Focused Growth Portfolio Class 1	103,293	75,915
SAST SA JPMorgan Diversified Balanced Portfolio Class 1	920,051	826,693
SAST SA JPMorgan Emerging Markets Portfolio Class 1	27,014	169,962
SAST SA JPMorgan Equity-Income Portfolio Class 1	393,868	256,381
SAST SA JPMorgan Global Equities Portfolio Class 1	31,013	116,368
SAST SA JPMorgan MFS Core Bond Portfolio Class 1	21,088	39,838
SAST SA JPMorgan Mid-Cap Growth Portfolio Class 1	571,026	566,215
SAST SA Legg Mason BW Large Cap Value Portfolio Class 1	282,050	305,093
SAST SA MFS Blue Chip Growth Portfolio Class 1	8,307	5,878

46

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Sub-accounts	Cost of Purchases	Proceeds from Sales
SAST SA MFS Massachusetts Investors Trust Portfolio Class 1	$68,498	$57,298
SAST SA MFS Total Return Portfolio Class 1	81,542	81,720
SAST SA Morgan Stanley International Equities Portfolio Class 1	23,432	143,147
SAST SA PineBridge High-Yield Bond Portfolio Class 1	26,174	35,312
SAST SA Putnam International Growth and Income Portfolio Class 1	51,953	84,215
SAST SA WellsCap Aggressive Growth Portfolio Class 1	1,737,842	2,015,668
VALIC Company I Dynamic Allocation Fund	1,623,506	566,842
VALIC Company I Emerging Economies Fund	252,206	42,512
VALIC Company I Government Money Market I Fund	13,809,752	8,840,479
VALIC Company I International Equities Index Fund	888,234	617,169
VALIC Company I International Value Fund	87,225	16,594
VALIC Company I Mid Cap Index Fund	3,563,763	3,245,647
VALIC Company I Nasdaq-100 Index Fund	2,912,483	3,365,612
VALIC Company I Science & Technology Fund	3,607,737	3,208,236
VALIC Company I Small Cap Index Fund	2,787,333	2,311,559
VALIC Company I Stock Index Fund	6,576,716	7,219,160
VALIC Company II Mid Cap Value Fund	53,471	7,025
VALIC Company II Strategic Bond Fund	105,788	21,059
VALIC Company II U.S. Socially Responsible Fund	70,257	23,164
VanEck VIP Emerging Markets Fund Initial Class	20,039	13,367
VanEck VIP Global Hard Assets Fund Initial Class	55,733	10,480
Vanguard VIF High Yield Bond Portfolio	878,097	995,507
Vanguard VIF Real Estate Index Portfolio	1,409,506	1,795,534

47

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6.	Financial Highlights

The summary of unit values and units outstanding for sub-accounts, investment income ratios, total return and expense ratios, excluding expenses of the underlying mutual funds, for each of the five years in the period ended December 31, 2020, follows:

	December 31, 2020				For the Year Ended December 31, 2020
					Investment	Expense Ratio (%)(d)		Total Return (%)(e)
		Unit Value ($)(a)		Net	Income

Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
AB VPS Balanced Wealth Strategy Portfolio Class A	9,346		21.40	199,980	2.19		0.50		8.87
AB VPS Global Thematic Growth Portfolio Class A	50,507	18.67	44.74	1,663,885	0.59	0.10	0.50	38.72	39.27
AB VPS Growth and Income Portfolio Class A	19,623		78.31	1,536,730	1.32		0.50		2.21
AB VPS Intermediate Bond Portfolio Class A	1,602		15.98	25,595	3.16		0.50		5.43
AB VPS Large Cap Growth Portfolio Class A	507,220	38.37	63.29	32,392,495	0.00	0.10	0.50	34.81	35.35
AB VPS Small Cap Growth Portfolio Class A	11,167		74.40	830,859	0.00		0.50		53.22
Alger Capital Appreciation Portfolio Class I-2	297,914	43.07	77.14	12,356,372	0.00	0.00	1.10	40.20	41.75
Alger Mid Cap Growth Portfolio Class I-2	161,088	64.87	64.91	5,510,915	0.00	0.00	0.75	63.40	64.63
American Century VP Capital Appreciation Fund Class I	8,130		47.92	389,574	0.00		0.10		42.31
American Century VP Disciplined Core Value Fund Class 1	5,771		30.11	173,791	1.83		0.10		11.70
American Century VP Value Fund Class I	611,711	34.40	35.37	14,948,597	1.98	0.00	0.75	0.22	0.98
American Funds IS Asset Allocation Fund Class 2	468,644	18.42	19.13	6,942,615	1.83	0.20	0.70	11.67	12.23
American Funds IS Global Growth Fund Class 2	152,109	25.55	26.54	2,864,272	0.38	0.20	0.70	29.56	30.20
American Funds IS Growth Fund Class 2	296,616	35.24	36.60	6,971,840	0.29	0.20	0.70	51.02	51.78
American Funds IS Growth-Income Fund Class 2	374,071	23.71	24.63	6,357,731	1.41	0.20	0.70	12.75	13.32
American Funds IS High-Income Bond Fund Class 2	93,793	13.50	13.81	1,161,636	10.11	0.20	0.70	7.19	7.73
American Funds IS International Fund Class 2	155,226	16.40	16.97	2,131,305	0.71	0.20	0.70	13.18	13.75
AST SA PGI Asset Allocation Portfolio Class 1	9,009	33.68	33.83	303,802	2.44	0.10	0.25	9.63	9.79
AST SA Wellington Capital Appreciation Portfolio Class 1	70,945	99.42	99.86	6,272,205	0.00	0.10	0.25	64.12	64.37
AST SA Wellington Capital Appreciation Portfolio Class 3	33,593	39.92	41.47	927,206	0.00	0.20	0.70	62.97	63.79
AST SA Wellington Government and Quality Bond Portfolio Class 1	11,468	21.45	21.54	245,993	2.08	0.10	0.25	6.84	7.00
AST SA Wellington Government and Quality Bond Portfolio Class 3	47,327	11.61	12.06	544,623	2.48	0.20	0.70	6.13	6.66
BNY Mellon IP MidCap Stock Portfolio Initial Shares	165,719	26.03	38.84	4,155,515	0.70	0.10	0.75	7.30	8.00
BNY Mellon Stock Index Fund, Inc. Initial Shares	111,020	34.43	80.40	5,807,942	1.42	0.10	0.50	17.42	17.89
BNY Mellon VIF International Value Portfolio Initial Shares	-	8.74	14.13	-	3.81	0.00	0.70	-21.83	-21.64
BNY Mellon VIF Opportunistic Small Cap Portfolio Initial Shares	308,719	27.99	29.68	8,316,650	0.55	0.10	0.75	19.00	19.77
BNY Mellon VIF Quality Bond Portfolio Initial Shares	-	15.45	17.55	-	0.51	0.20	0.75	2.09	2.27
EQ/Advisors Multimanager Aggressive Equity Portfolio Class 1A	8,125		122.30	993,674	0.00		0.75		37.78
EQ/Common Stock Index Portfolio Class 1A	21,024		133.65	2,809,931	1.01		0.75		18.88
EQ/International Equity Index Portfolio Class 1A	571		456.93	261,132	1.63		0.75		3.06
EQ/Money Market Portfolio Class 1A	105		179.37	18,831	0.21		0.75		-0.54
EQ Premier VIP EQ/Core Plus Bond Portfolio Class A	53		381.11	20,383	1.64		0.75		14.01
EQ Premier VIP EQ/Moderate Allocation Portfolio Class A	957		576.51	551,561	2.03		0.75		10.43
Fidelity VIP Asset Manager Growth Portfolio Initial Class	14,061		513.69	7,222,827	1.04		0.75		16.39
Fidelity VIP Asset Manager Portfolio Initial Class	37,082	26.17	630.76	12,040,995	1.42	0.10	0.75	14.01	14.76
Fidelity VIP Asset Manager Portfolio Service Class 2	229,493	26.60	28.75	4,515,366	1.22	0.00	0.75	13.68	14.54
Fidelity VIP Contrafund Portfolio Initial Class	409,646	52.41	133.05	51,476,464	0.24	0.10	0.75	29.59	30.44
Fidelity VIP Contrafund Portfolio Service Class 2	1,327,214	29.20	52.91	40,690,884	0.07	0.00	1.10	28.81	30.23
Fidelity VIP Equity-Income Portfolio Initial Class	289,433		107.88	31,224,792	1.62		0.75		5.90
Fidelity VIP Equity-Income Portfolio Service Class 2	846,780	20.18	36.83	17,930,083	1.47	0.00	1.10	5.28	6.44
Fidelity VIP Freedom 2020 Portfolio Service Class 2	18,324	20.57	30.42	381,192	0.93	0.00	0.45	14.21	14.72
Fidelity VIP Freedom 2025 Portfolio Service Class 2	31,513	21.97	33.09	699,934	0.84	0.00	0.45	15.16	15.68
Fidelity VIP Freedom 2030 Portfolio Service Class 2	146,485	20.61	35.17	3,309,069	0.92	0.00	1.10	15.37	16.64
Fidelity VIP Government Money Market Portfolio Initial Class	171,042	11.82	169.09	3,799,178	0.30	0.10	0.75	-0.43	0.22
Fidelity VIP Government Money Market Portfolio Service Class 2	134,978	9.85	10.23	1,381,631	0.20	0.20	0.70	-0.46	0.04
Fidelity VIP Growth Portfolio Initial Class	553,386	40.81	182.47	90,854,058	0.07	0.10	0.75	42.82	43.75
Fidelity VIP Growth Portfolio Service Class 2	799,737	48.69	67.12	31,349,047	0.04	0.00	0.75	42.48	43.55
Fidelity VIP High Income Portfolio Initial Class	20,131	27.44	354.39	2,128,481	4.70	0.10	0.75	1.98	2.64
Fidelity VIP Index 500 Portfolio Initial Class	385,566		112.39	43,332,718	1.62		0.75		17.36
Fidelity VIP Investment Grade Bond Portfolio Initial Class	23,607	23.65	398.68	3,365,272	2.28	0.10	0.75	8.58	9.28
Fidelity VIP Mid Cap Portfolio Service Class 2	532,984	23.54	42.47	12,117,996	0.36	0.00	1.10	16.58	17.87
Fidelity VIP Overseas Portfolio Initial Class	25,535	35.02	490.93	8,084,538	0.41	0.50	0.75	14.75	15.04
FTVIP Franklin Mutual Shares VIP Fund Class 2	367,970	15.93	26.40	6,083,490	2.42	0.00	1.10	-6.08	-5.04
FTVIP Franklin Small Cap Value VIP Fund Class 2	354,169	22.49	39.12	7,997,455	1.27	0.00	1.10	4.04	5.19
FTVIP Franklin Small-Mid Cap Growth VIP Fund Class 2	1,353		38.08	51,520	0.00		0.50		54.32
FTVIP Franklin U.S. Government Securities VIP Fund Class 2	204,914	13.82	16.38	2,762,837	3.95	0.10	0.75	3.06	3.73
FTVIP Templeton Foreign VIP Fund Class 2	340,880	11.72	19.13	3,884,754	2.89	0.10	0.75	-1.90	-1.26

48

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2020				For the Year Ended December 31, 2020
					Investment	Expense Ratio (%)(d)		Total Return (%)(e)
		Unit Value ($)(a)		Net	Income

Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
Goldman Sachs VIT Strategic Growth Fund Institutional Shares	123,199	41.63	43.24	5,303,755	0.09	0.20	0.50	39.81	40.22
Invesco Oppenheimer V.I. Conservative Balanced Fund Series I	89,737	22.03	23.66	1,429,125	2.19	0.00	0.75	14.00	14.86
Invesco Oppenheimer V.I. Global Fund Series I	353,724	26.72	48.07	10,103,855	0.63	0.00	1.10	26.24	27.64
Invesco Oppenheimer V.I. Global Strategic Income Fund Series I	39		12.16	479	5.04		0.50		2.89
Invesco Oppenheimer V.I. Main Street Fund Series I	22,794		32.16	733,001	1.41		0.10		13.83
Invesco V.I. American Franchise Fund Series I	22,052	35.61	36.34	795,624	0.07	0.10	0.50	41.64	42.21
Invesco V.I. Core Equity Fund Series I	364,666	23.28	24.48	8,641,820	1.24	0.10	0.50	13.28	13.74
Invesco V.I. Global Real Estate Fund Series I	45,942	11.80	23.00	624,203	4.83	0.00	0.70	-12.93	-12.32
Invesco V.I. Government Securities Fund Series I	816		12.43	10,139	2.43		0.50		5.74
Invesco V.I. Growth and Income Fund Series I	487,210	32.27	33.31	10,255,446	2.01	0.00	0.75	1.33	2.09
Invesco V.I. High Yield Fund Series I	65,841	15.22	15.67	1,005,249	5.50	0.20	0.50	2.80	3.11
Invesco V.I. International Growth Fund Series I	490,361	16.02	29.32	8,910,059	2.11	0.00	1.10	12.75	14.00
Janus Henderson Enterprise Portfolio Service Shares	231,136	67.26	68.00	8,518,410	0.00	0.00	0.75	18.29	19.18
Janus Henderson Forty Portfolio Service Shares	53,497	34.82	67.24	1,698,223	0.17	0.00	0.70	38.06	39.03
Janus Henderson Global Research Portfolio Service Shares	168,736	17.50	23.70	3,835,385	0.50	0.10	0.70	18.93	19.64
Janus Henderson Overseas Portfolio Service Shares	642,381	10.08	11.57	7,224,208	1.00	0.00	1.10	14.75	16.02
JPMorgan Insurance Trust Core Bond Portfolio Class 1	271,303	12.21	16.96	3,262,989	1.86	0.00	0.70	7.09	7.84
JPMorgan Insurance Trust Mid Cap Value Portfolio Class 1	11,850	40.45	42.39	482,175	1.46	0.10	0.50	-0.13	0.27
JPMorgan Insurance Trust Small Cap Core Portfolio Class 1	126,120	30.23	45.00	3,748,836	0.79	0.20	0.75	12.84	13.46
JPMorgan Insurance Trust U.S. Equity Portfolio Class 1	7,188		53.87	387,243	0.75		0.10		25.14
MFS VIT Growth Series Initial Class	412,757	47.03	59.51	38,044,030	0.00	0.10	0.75	30.87	31.73
MFS VIT Investors Trust Series Initial Class	10,277		358.62	3,685,435	0.59		0.75		13.02
MFS VIT New Discovery Series Initial Class	254,191	47.16	85.08	11,221,056	0.00	0.00	1.10	44.29	45.89
MFS VIT Research Series Initial Class	162,314	43.37	50.29	10,263,625	0.67	0.00	0.75	15.72	16.59
MFS VIT Total Return Series Initial Class	25,370	21.67	348.72	5,106,241	2.13	0.50	0.75	8.99	9.27
MFS VIT Utilities Series Initial Class	13,944		589.69	8,222,528	2.29		0.75		5.11
MFS VIT II Core Equity Portfolio Initial Class	478,673	20.36	47.29	14,510,138	0.67	0.20	0.75	17.82	18.47
Morgan Stanley VIF Growth Portfolio Class I	113,144	90.27	111.19	9,920,974	0.00	0.10	0.75	115.69	117.09
Neuberger Berman AMT Mid Cap Growth Portfolio Class I	270,180	54.47	58.94	9,055,584	0.00	0.00	0.75	38.94	39.98
Neuberger Berman AMT Short Duration Bond Portfolio Class I	3,568		13.92	49,686	2.82		0.10		3.35
Neuberger Berman AMT Sustainable Equity Portfolio Class I	25,920	12.99	45.33	457,181	0.59	0.00	0.50	18.97	19.56
PIMCO CommodityRealReturn Strategy Portfolio Administrative Class	88,010	8.10	16.51	583,878	5.51	0.00	1.10	0.24	1.35
PIMCO Global Bond Opportunities Portfolio (Unhedged) Adminstrative Class	42,381	11.37	18.10	506,300	2.43	0.00	0.70	9.35	10.12
PIMCO Real Return Portfolio Administrative Class	569,630	18.09	22.46	8,849,841	1.48	0.00	0.75	10.88	11.71
PIMCO Short-Term Portfolio Administrative Class	452,081	11.19	12.89	5,434,342	1.23	0.00	1.10	1.12	2.24
PIMCO Total Return Portfolio Administrative Class	892,854	16.02	19.01	14,647,654	2.16	0.00	1.10	7.46	8.65
Pioneer Fund VCT Portfolio Class I	55,909	32.57	38.03	1,773,793	0.74	0.10	0.70	23.41	24.16
Pioneer Mid Cap Value VCT Portfolio Class I	44,058	20.91	31.34	907,496	1.06	0.00	0.75	1.37	2.14
Pioneer Select Mid Cap Growth VCT Portfolio Class I	97,252	43.60	45.85	4,315,429	0.00	0.10	0.50	38.48	39.03
Putnam VT Diversified Income Fund Class IB	273,752	20.74	22.82	5,552,581	7.28	0.00	0.75	-1.64	-0.90
Putnam VT Equity Income Fund Class IB	676,476	25.47	26.79	14,265,927	1.53	0.10	0.50	5.28	5.70
Putnam VT Growth Opportunities Fund Class IB	41,380		7.94	328,451	0.04		0.50		38.02
Putnam VT International Value Fund Class IB	323,916	9.69	10.99	3,470,346	2.15	0.10	1.10	2.80	3.84
Putnam VT Small Cap Value Fund Class IB	8,070	21.66	35.01	180,270	0.90	0.00	0.50	3.44	3.96
Putnam VT Sustainable Leaders Fund Class IB	2,077	44.35	45.50	92,797	0.32	0.25	0.50	28.10	28.42
SST SA Multi-Managed Mid Cap Value Portfolio Class 3	10,789	16.94	17.60	143,819	0.00	0.20	0.70	4.71	5.23
SAST SA AB Growth Portfolio Class 1	213,911	42.72	42.90	9,128,125	0.00	0.10	0.25	35.28	35.48
SAST SA Columbia Technology Portfolio Class 1	26,243	14.19	14.25	373,083	0.24	0.10	0.25	45.37	45.59
SAST SA DFA Ultra Short Bond Portfolio Class 1	122,238	11.76	11.81	1,442,320	2.35	0.10	0.25	-0.04	0.11
SAST SA Dogs of Wall Street Portfolio Class 1	11,805	46.68	46.89	551,489	2.19	0.10	0.25	7.24	7.40
SAST SA Federated Hermes Corporate Bond Portfolio Class 1	6,883	34.25	34.40	235,918	2.97	0.10	0.25	8.75	8.91
SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 1	7,555	50.46	50.68	381,462	1.83	0.10	0.25	-1.35	-1.20
SAST SA Goldman Sachs Global Bond Portfolio Class 1	9,479	21.48	21.58	196,046	0.45	0.10	0.25	11.56	11.73
SAST SA Invesco Growth Opportunities Portfolio Class 1	7,682	23.38	23.48	179,604	0.00	0.10	0.25	55.44	55.67
SAST SA Invesco Main Street Large Cap Portfolio Class 1	12,339	34.34	34.49	424,042	0.78	0.10	0.25	13.10	13.27
SAST SA Janus Focused Growth Portfolio Class 1	24,927		49.05	1,222,773	0.07		0.10		38.86
SAST SA JPMorgan Diversified Balanced Portfolio Class 1	225,228	27.64	32.74	4,818,696	2.07	0.00	0.75	13.48	14.34
SAST SA JPMorgan Emerging Markets Portfolio Class 1	11,756	35.63	35.79	419,144	1.46	0.10	0.25	16.11	16.29
SAST SA JPMorgan Equity-Income Portfolio Class 1	109,251	27.99	28.11	2,974,267	1.92	0.10	0.25	2.96	3.11
SAST SA JPMorgan Global Equities Portfolio Class 1	16,830	21.15	21.25	356,296	1.22	0.10	0.25	9.49	9.66
SAST SA JPMorgan MFS Core Bond Portfolio Class 1	1,880	27.86	27.98	52,427	3.42	0.10	0.25	8.10	8.27
SAST SA JPMorgan Mid-Cap Growth Portfolio Class 1	120,821	51.66	51.89	4,937,756	0.16	0.10	0.25	48.17	48.39
SAST SA Legg Mason BW Large Cap Value Portfolio Class 1	46,357	50.27	50.49	2,332,881	1.83	0.10	0.25	-1.52	-1.37
SAST SA MFS Blue Chip Growth Portfolio Class 1	3,389	23.11	23.21	78,598	0.58	0.10	0.25	30.36	30.55
SAST SA MFS Massachusetts Investors Trust Portfolio Class 1	18,233	34.14	34.29	622,869	0.64	0.10	0.25	14.05	14.22
SAST SA MFS Total Return Portfolio Class 1	24,273	34.00	34.15	826,502	1.89	0.10	0.25	9.33	9.49

49

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2020				For the Year Ended December 31, 2020
					Investment	Expense Ratio (%)(d)		Total Return (%)(e)
		Unit Value ($)(a)		Net	Income

Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
SAST SA Morgan Stanley International Equities Portfolio Class 1	25,729	15.37	15.43	395,720	1.49	0.10	0.25	11.22	11.39
SAST SA PineBridge High-Yield Bond Portfolio Class 1	10,235	30.43	30.56	311,767	5.81	0.10	0.25	7.80	7.96
SAST SA Putnam International Growth and Income Portfolio Class 1	28,163	16.64	16.71	469,063	2.07	0.10	0.25	3.49	3.64
SAST SA WellsCap Aggressive Growth Portfolio Class 1	143,767	48.31	73.61	5,696,050	0.00	0.00	0.75	61.74	62.95
VALIC Company I Dynamic Allocation Fund	512,661	15.74	16.35	7,202,276	1.89	0.20	0.70	10.31	10.86
VALIC Company I Emerging Economies Fund	34,192	13.19	13.70	445,724	1.60	0.20	0.70	14.67	15.24
VALIC Company I Government Money Market I Fund	1,263,613	9.15	10.51	12,677,171	0.17	0.00	1.10	-0.88	0.22
VALIC Company I International Equities Index Fund	279,915	18.65	22.26	3,541,441	2.43	0.00	0.75	6.58	7.38
VALIC Company I International Value Fund	16,176	10.50	12.00	170,050	1.77	0.25	0.70	4.21	4.68
VALIC Company I Mid Cap Index Fund	551,970	27.28	48.86	16,131,614	1.27	0.00	1.10	12.06	13.30
VALIC Company I Nasdaq-100 Index Fund	185,559	69.02	77.21	11,316,911	0.67	0.00	0.75	46.84	47.94
VALIC Company I Science & Technology Fund	131,394	68.79	108.04	7,683,701	0.00	0.00	0.75	55.65	56.82
VALIC Company I Small Cap Index Fund	312,262	43.65	47.87	8,605,861	1.39	0.00	0.75	18.59	19.48
VALIC Company I Stock Index Fund	815,306	40.05	49.62	25,095,341	1.75	0.00	0.75	17.11	17.99
VALIC Company II Mid Cap Value Fund	10,102	17.48	18.16	146,944	0.77	0.20	0.70	2.92	3.43
VALIC Company II Strategic Bond Fund	29,802	12.81	13.31	366,987	4.15	0.20	0.70	7.63	8.17
VALIC Company II U.S. Socially Responsible Fund	6,927	24.61	25.57	138,183	1.15	0.20	0.70	15.04	15.62
VanEck VIP Emerging Markets Fund Initial Class	4,674		42.90	200,519	1.83		0.50		16.67
VanEck VIP Global Hard Assets Fund Initial Class	7,350		28.45	209,091	0.88		0.50		18.52
Vanguard VIF High Yield Bond Portfolio	257,078	19.39	29.25	5,596,270	5.41	0.00	1.10	4.52	5.67
Vanguard VIF Real Estate Index Portfolio	586,643	19.21	33.36	12,544,401	2.41	0.00	1.10	-5.89	-4.85

	December 31, 2019				For the Year Ended December 31, 2019
					Investment	Expense Ratio (%)(d)		Total Return (%)(e)
		Unit Value ($)(a)		Net	Income

Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
AB VPS Balanced Wealth Strategy Portfolio Class A	9,135		19.65	179,548	0.00		0.50		17.94
AB VPS Global Thematic Growth Portfolio Class A	54,375	13.41	32.25	1,308,315	0.00	0.10	0.50	29.51	30.03
AB VPS Growth and Income Portfolio Class A	23,150		76.62	1,773,682	0.00		0.50		23.30
AB VPS Intermediate Bond Portfolio Class A	1,732		15.15	26,241	0.00		0.50		7.66
AB VPS Large Cap Growth Portfolio Class A	513,128	28.35	46.95	24,275,974	0.00	0.10	0.50	34.02	34.56
AB VPS Small Cap Growth Portfolio Class A	11,654		48.56	565,922	0.00		0.50		35.72
Alger Capital Appreciation Portfolio Class I-2	291,367	30.72	54.42	9,351,752	0.00	0.00	1.10	32.12	33.58
Alger Mid Cap Growth Portfolio Class I-2	164,124	39.41	39.72	3,437,812	0.00	0.00	0.75	29.28	30.26
American Century VP Capital Appreciation Fund Class I	8,289		33.67	279,113	0.00		0.10		35.43
American Century VP Disciplined Core Value Fund Class 1	5,973		26.96	161,024	0.44		0.10		23.83
American Century VP Value Fund Class I	652,422	34.06	35.29	16,105,554	2.13	0.00	0.75	26.08	27.03
American Funds IS Asset Allocation Fund Class 2	259,425	16.49	17.04	3,594,184	2.13	0.20	0.70	20.39	20.99
American Funds IS Global Growth Fund Class 2	78,701	19.72	20.38	1,222,981	1.24	0.20	0.70	34.33	35.01
American Funds IS Growth Fund Class 2	226,545	23.33	24.12	3,701,516	0.87	0.20	0.70	29.86	30.51
American Funds IS Growth-Income Fund Class 2	254,489	21.03	21.73	3,966,295	1.88	0.20	0.70	25.26	25.88
American Funds IS High-Income Bond Fund Class 2	49,880	12.59	12.82	584,058	7.19	0.20	0.70	11.77	12.33
American Funds IS International Fund Class 2	77,071	14.49	14.92	946,867	1.71	0.20	0.70	22.03	22.64
AST SA PGI Asset Allocation Portfolio Class 1	9,173	30.72	30.81	282,038	0.00	0.10	0.25	20.20	20.38
AST SA Wellington Capital Appreciation Portfolio Class 1	81,637	60.58	60.76	4,396,176	0.00	0.10	0.25	30.84	31.04
AST SA Wellington Capital Appreciation Portfolio Class 3	23,904	24.49	25.32	411,439	0.00	0.20	0.70	29.93	30.58
AST SA Wellington Government and Quality Bond Portfolio Class 1	11,443	20.08	20.13	229,734	0.00	0.10	0.25	7.06	7.22
AST SA Wellington Government and Quality Bond Portfolio Class 3	12,242	10.94	11.31	134,230	2.38	0.20	0.70	6.31	6.84
BNY Mellon IP MidCap Stock Portfolio Initial Shares	183,177	23.82	36.20	4,266,195	0.67	0.20	0.75	19.28	19.94
BNY Mellon Stock Index Fund, Inc. Initial Shares	112,604	29.20	68.47	5,123,079	0.41	0.10	0.50	30.00	30.52
BNY Mellon VIF International Value Portfolio Initial Shares	8,831	11.18	18.03	119,046	1.97	0.00	0.70	21.53	22.39
BNY Mellon VIF Opportunistic Small Cap Portfolio Initial Shares	327,113	23.10	24.95	7,354,635	0.00	0.20	0.75	20.87	21.53
BNY Mellon VIF Quality Bond Portfolio Initial Shares	256,910	15.11	17.20	3,796,986	1.80	0.20	0.75	7.14	7.73
EQ/Advisors Multimanager Aggressive Equity Portfolio Class 1A	8,662		88.76	768,854	0.71		0.75		32.35
EQ/Common Stock Index Portfolio Class 1A	22,984		112.43	2,584,070	1.34		0.75		29.26
EQ/International Equity Index Portfolio Class 1A	651		443.38	288,461	2.65		0.75		21.23
EQ/Money Market Portfolio Class 1A	111		180.35	20,108	0.08		0.75		0.76
EQ Premier VIP EQ/Core Plus Bond Portfolio Class A	88		334.29	29,347	2.08		0.75		6.11
EQ Premier VIP EQ/Moderate Allocation Portfolio Class A	1,067		522.06	556,912	1.56		0.75		14.67
Fidelity VIP Asset Manager Growth Portfolio Initial Class	14,985		441.36	6,613,810	1.48		0.75		21.91
Fidelity VIP Asset Manager Portfolio Initial Class	41,230	22.81	553.24	11,362,509	1.71	0.10	0.75	17.37	18.13
Fidelity VIP Asset Manager Portfolio Service Class 2	247,336	23.40	25.10	4,263,300	1.62	0.00	0.75	17.13	18.01
Fidelity VIP Contrafund Portfolio Initial Class	440,562	40.18	102.67	42,751,380	0.34	0.10	0.75	30.60	31.45
Fidelity VIP Contrafund Portfolio Service Class 2	1,384,642	22.67	40.63	33,661,127	0.22	0.00	1.10	29.84	31.27
Fidelity VIP Equity-Income Portfolio Initial Class	313,223		101.87	31,909,561	1.52		0.75		26.49
Fidelity VIP Equity-Income Portfolio Service Class 2	882,628	19.17	34.60	18,088,082	1.86	0.00	1.10	25.72	27.11

50

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2019				For the Year Ended December 31, 2019
					Investment	Expense		Total
		Unit Value ($)(a)		Net	Income	Ratio (%)(d)		Return (%)(e)

Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
Fidelity VIP Freedom 2020 Portfolio Service Class 2	21,469	18.01	26.52	390,288	1.79	0.00	0.45	19.34	19.88
Fidelity VIP Freedom 2025 Portfolio Service Class 2	41,219	18.88	28.60	791,771	1.99	0.00	0.70	20.66	21.51
Fidelity VIP Freedom 2030 Portfolio Service Class 2	155,511	17.86	30.16	3,031,071	1.85	0.00	1.10	22.75	24.11
Fidelity VIP Government Money Market Portfolio Initial Class	134,695	11.79	169.82	3,236,128	0.13	0.10	0.75	1.24	1.90
Fidelity VIP Government Money Market Portfolio Service Class 2	181,390	9.90	10.23	1,863,271	0.69	0.20	0.70	1.04	1.55
Fidelity VIP Growth Portfolio Initial Class	598,554	28.39	127.77	69,113,633	0.16	0.10	0.75	33.31	34.18
Fidelity VIP Growth Portfolio Service Class 2	786,010	34.17	46.76	22,218,119	0.06	0.00	0.75	32.98	33.98
Fidelity VIP High Income Portfolio Initial Class	21,285	26.74	347.52	2,291,072	4.21	0.10	0.75	14.25	14.99
Fidelity VIP Index 500 Portfolio Initial Class	414,896		95.77	39,733,040	1.38		0.75		30.37
Fidelity VIP Investment Grade Bond Portfolio Initial Class	25,150	21.64	367.19	3,004,195	2.27	0.10	0.75	8.85	9.56
Fidelity VIP Mid Cap Portfolio Service Class 2	444,262	20.19	36.03	9,728,732	0.70	0.00	1.10	21.82	23.17
Fidelity VIP Overseas Portfolio Initial Class	26,858	30.45	427.82	7,528,776	1.61	0.50	0.75	26.81	27.13
FTVIP Franklin Mutual Shares VIP Fund Class 2	387,388	16.96	27.80	6,990,565	1.89	0.00	1.10	21.23	22.57
FTVIP Franklin Small Cap Value VIP Fund Class 2	340,926	21.61	37.19	7,866,199	1.05	0.00	1.10	24.97	26.35
FTVIP Franklin Small-Mid Cap Growth VIP Fund Class 2	1,498		24.68	36,954	0.00		0.50		30.78
FTVIP Franklin U.S. Government Securities VIP Fund Class 2	117,941	13.17	15.89	1,573,882	2.73	0.20	0.75	4.44	5.02
FTVIP Templeton Foreign VIP Fund Class 2	380,450	11.73	19.50	4,409,037	1.72	0.20	0.75	11.69	12.30
Goldman Sachs VIT Strategic Growth Fund Institutional Shares	130,777	29.78	30.83	4,016,873	0.30	0.20	0.50	34.85	35.26
Invesco Oppenheimer V.I. Conservative Balanced Fund Series I	92,036	19.32	20.60	1,283,827	2.33	0.00	0.75	16.64	17.51
Invesco Oppenheimer V.I. Global Fund Series I	364,965	21.16	37.66	8,481,067	0.87	0.00	1.10	30.35	31.79
Invesco Oppenheimer V.I. Global Strategic Income Fund Series I	50		11.82	593	5.46		0.50		10.25
Invesco Oppenheimer V.I. Main Street Fund Series I	23,214		28.25	655,807	0.00		0.10		31.95
Invesco V.I. American Franchise Fund Series I	24,603	25.14	25.56	625,477	0.00	0.10	0.50	36.07	36.62
Invesco V.I. Core Equity Fund Series I	393,150	20.55	21.28	8,163,616	0.96	0.20	0.50	28.32	28.71
Invesco V.I. Global Real Estate Fund Series I	35,927	13.55	26.24	593,951	4.77	0.00	0.70	22.14	23.00
Invesco V.I. Government Securities Fund Series I	879		11.75	10,327	2.33		0.50		5.54
Invesco V.I. Growth and Income Fund Series I	468,695	31.84	32.62	10,106,364	1.86	0.00	0.75	24.26	25.19
Invesco V.I. High Yield Fund Series I	69,930	14.81	15.20	1,038,324	4.23	0.20	0.50	12.94	13.28
Invesco V.I. International Growth Fund Series I	520,538	14.21	25.72	8,415,497	1.54	0.00	1.10	27.17	28.57
Janus Henderson Enterprise Portfolio Service Shares	260,287	56.43	57.48	8,265,729	0.05	0.00	0.75	34.15	35.16
Janus Henderson Forty Portfolio Service Shares	30,158	25.22	48.36	881,536	0.02	0.00	0.70	35.90	36.85
Janus Henderson Global Research Portfolio Service Shares	172,281	19.58	22.34	3,288,452	0.86	0.20	0.75	27.75	28.46
Janus Henderson Overseas Portfolio Service Shares	738,332	8.78	9.98	7,210,325	1.83	0.00	1.10	25.32	26.71
JPMorgan Insurance Trust Core Bond Portfolio Class 1	166,374	11.40	15.73	1,919,775	2.42	0.00	0.70	7.42	8.18
JPMorgan Insurance Trust Mid Cap Value Portfolio Class 1	18,033	39.44	41.82	735,488	1.59	0.20	0.75	25.81	26.51
JPMorgan Insurance Trust Small Cap Core Portfolio Class 1	134,603	26.65	39.88	3,528,388	0.41	0.20	0.75	23.65	24.33
JPMorgan Insurance Trust U.S. Equity Portfolio Class 1	8,096		43.05	348,551	0.00		0.10		31.62
MFS VIT Growth Series Initial Class	448,318	35.29	45.47	31,104,500	0.00	0.20	0.75	37.12	37.87
MFS VIT Investors Trust Series Initial Class	10,855		317.32	3,444,515	0.00		0.75		30.60
MFS VIT New Discovery Series Initial Class	218,357	32.68	58.32	6,929,746	0.00	0.00	1.10	40.15	41.70
MFS VIT Research Series Initial Class	163,953	37.48	43.13	9,550,685	0.44	0.00	0.75	31.95	32.95
MFS VIT Total Return Series Initial Class	27,592	19.83	319.95	5,026,339	0.21	0.50	0.75	19.48	19.78
MFS VIT Utilities Series Initial Class	15,123		561.02	8,484,108	0.00		0.75		24.13
MFS VIT II Core Equity Portfolio Initial Class	502,755	16.74	17.18	12,971,471	0.45	0.20	0.75	32.20	32.93
Morgan Stanley VIF Growth Portfolio Class I	117,398	41.10	51.55	4,708,577	0.00	0.20	0.75	30.82	31.54
Neuberger Berman AMT Large Cap Value Portfolio Class I	-	17.06	27.26	-	2.04	0.10	0.50	11.84	11.98
Neuberger Berman AMT Mid Cap Growth Portfolio Class I	275,120	39.20	42.11	6,866,553	0.00	0.00	0.75	31.76	32.75
Neuberger Berman AMT Short Duration Bond Portfolio Class I	4,621		13.47	62,253	0.00		0.10		3.58
Neuberger Berman AMT Sustainable Equity Portfolio Class I	28,121	23.53	37.92	405,849	0.27	0.00	0.70	25.01	25.88
PIMCO CommodityRealReturn Strategy Portfolio Administrative Class	103,793	8.08	16.29	638,851	4.56	0.00	1.10	10.21	11.43
PIMCO Global Bond Opportunities Portfolio (Unhedged) Adminstrative Class	34,086	10.40	16.43	379,069	2.39	0.00	0.70	5.38	6.12
PIMCO Real Return Portfolio Administrative Class	539,109	16.19	20.26	7,579,608	1.66	0.00	0.75	7.63	8.44
PIMCO Short-Term Portfolio Administrative Class	368,021	11.07	12.60	4,371,680	2.51	0.00	1.10	1.67	2.80
PIMCO Total Return Portfolio Administrative Class	829,145	14.90	17.49	12,898,225	3.01	0.00	1.10	7.17	8.36
Pioneer Fund VCT Portfolio Class I	67,449	25.93	30.81	1,719,428	1.05	0.20	0.70	30.42	31.07
Pioneer Mid Cap Value VCT Portfolio Class I	47,037	20.62	30.69	950,313	1.37	0.00	0.75	27.48	28.44
Pioneer Select Mid Cap Growth VCT Portfolio Class I	97,512	31.48	32.60	3,103,723	0.00	0.20	0.50	32.42	32.82
Putnam VT Diversified Income Fund Class IB	296,872	19.25	20.93	6,083,964	3.29	0.00	0.75	10.40	11.23
Putnam VT Equity Income Fund Class IB	705,479	25.05	27.79	14,038,302	2.03	0.20	0.75	29.43	30.14
Putnam VT Growth Opportunities Fund Class IB	41,313		5.75	237,590	0.13		0.50		36.06
Putnam VT International Value Fund Class IB	340,563	9.43	10.47	3,538,249	2.66	0.20	1.10	18.91	19.98
Putnam VT Small Cap Value Fund Class IB	9,006	20.67	33.67	193,870	0.67	0.00	0.70	23.37	24.24
Putnam VT Sustainable Leaders Fund Class IB	1,548		34.62	53,579	0.46		0.50		35.68
SST SA Multi-Managed Mid Cap Value Portfolio Class 3	4,576	16.18	16.72	62,563	1.16	0.20	0.70	24.20	24.82
SAST SA AB Growth Portfolio Class 1	236,793	31.58	31.67	7,466,841	0.00	0.10	0.25	34.54	34.74

51

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2019				For the Year Ended December 31, 2019
					Investment	Expense		Total
		Unit Value ($)(a)		Net	Income	Ratio (%)(d)		Return (%)(e)

Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
SAST SA Columbia Technology Portfolio Class 1	30,562	9.76	9.79	298,977	0.00	0.10	0.25	55.26	55.49
SAST SA DFA Ultra Short Bond Portfolio Class 1	45,992	11.76	11.80	541,676	0.00	0.10	0.25	2.02	2.17
SAST SA Dogs of Wall Street Portfolio Class 1	12,070	43.53	43.66	525,615	0.00	0.10	0.25	24.47	24.66
SAST SA Federated Hermes Corporate Bond Portfolio Class 1	12,126	31.49	31.58	382,383	0.00	0.10	0.25	14.59	14.76
SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 1	7,659	51.15	51.30	391,975	0.00	0.10	0.25	25.90	26.09
SAST SA Goldman Sachs Global Bond Portfolio Class 1	17,482	19.26	19.31	329,522	0.00	0.10	0.25	6.60	6.76
SAST SA Invesco Growth Opportunities Portfolio Class 1	9,634	15.04	15.08	144,960	0.00	0.10	0.25	28.65	28.84
SAST SA Invesco Main Street Large Cap Portfolio Class 1	21,346	30.36	30.45	648,366	0.00	0.10	0.25	31.59	31.79
SAST SA Janus Focused Growth Portfolio Class 1	26,003		35.33	918,607	0.00		0.10		36.08
SAST SA JPMorgan Diversified Balanced Portfolio Class 1	223,521	24.35	28.63	4,355,160	1.80	0.00	0.75	18.08	18.97
SAST SA JPMorgan Emerging Markets Portfolio Class 1	16,999	30.68	30.77	522,209	0.00	0.10	0.25	20.83	21.02
SAST SA JPMorgan Equity-Income Portfolio Class 1	113,829	27.18	27.26	3,013,363	0.00	0.10	0.25	26.84	27.03
SAST SA JPMorgan Global Equities Portfolio Class 1	22,032	19.32	19.38	425,973	0.00	0.10	0.25	19.59	19.77
SAST SA JPMorgan MFS Core Bond Portfolio Class 1	2,636	25.77	25.85	67,971	0.00	0.10	0.25	9.19	9.36
SAST SA JPMorgan Mid-Cap Growth Portfolio Class 1	135,809	34.87	34.97	3,754,790	0.00	0.10	0.25	39.23	39.44
SAST SA Legg Mason BW Large Cap Value Portfolio Class 1	50,973	51.04	51.19	2,603,629	0.00	0.10	0.25	25.37	25.56
SAST SA MFS Blue Chip Growth Portfolio Class 1	3,602	17.73	17.78	64,014	0.00	0.10	0.25	31.89	32.09
SAST SA MFS Massachusetts Investors Trust Portfolio Class 1	19,580	29.93	30.02	586,315	0.00	0.10	0.25	31.47	31.66
SAST SA MFS Total Return Portfolio Class 1	25,472	31.10	31.19	792,968	0.00	0.10	0.25	20.06	20.24
SAST SA Morgan Stanley International Equities Portfolio Class 1	36,084	13.82	13.86	499,102	0.00	0.10	0.25	20.33	20.51
SAST SA PineBridge High-Yield Bond Portfolio Class 1	11,230	28.23	28.31	317,204	0.00	0.10	0.25	14.59	14.76
SAST SA Putnam International Growth and Income Portfolio Class 1	30,996	16.07	16.12	498,755	0.00	0.10	0.25	20.02	20.20
SAST SA WellsCap Aggressive Growth Portfolio Class 1	171,018	29.87	45.18	4,160,415	0.00	0.00	0.75	38.21	39.25
VALIC Company I Dynamic Allocation Fund	457,632	14.27	14.75	5,825,237	1.11	0.20	0.70	19.48	20.07
VALIC Company I Emerging Economies Fund	14,839	11.50	11.89	168,796	1.39	0.20	0.70	19.46	20.06
VALIC Company I Government Money Market I Fund	766,161	9.24	10.49	7,707,898	1.66	0.00	1.10	0.56	1.68
VALIC Company I International Equities Index Fund	264,885	17.50	20.73	3,145,594	3.37	0.00	0.75	20.39	21.29
VALIC Company I International Value Fund	8,511	10.03	11.51	85,546	2.60	0.25	0.70	15.61	16.13
VALIC Company I Mid Cap Index Fund	586,733	24.34	43.13	15,258,763	1.42	0.00	1.10	24.34	25.71
VALIC Company I Nasdaq-100 Index Fund	185,531	46.65	52.58	8,086,410	0.41	0.00	0.75	37.63	38.66
VALIC Company I Science & Technology Fund	136,105	44.20	68.89	5,447,113	0.00	0.00	0.75	38.43	39.47
VALIC Company I Small Cap Index Fund	314,899	36.54	40.37	7,697,084	1.13	0.00	0.75	24.21	25.14
VALIC Company I Stock Index Fund	880,829	34.20	42.05	23,486,571	1.55	0.00	0.75	30.11	31.09
VALIC Company II Mid Cap Value Fund	6,482	16.99	17.56	93,860	0.54	0.20	0.70	29.24	29.88
VALIC Company II Strategic Bond Fund	23,600	11.90	12.30	270,375	3.07	0.20	0.70	10.58	11.14
VALIC Company II U.S. Socially Responsible Fund	4,948	21.39	22.11	90,187	1.25	0.20	0.70	30.77	31.43
VanEck VIP Emerging Markets Fund Initial Class	4,711		36.77	173,208	0.00		0.50		29.94
VanEck VIP Global Hard Assets Fund Initial Class	5,102		24.00	122,467	0.00		0.50		11.31
Vanguard VIF High Yield Bond Portfolio	276,717	18.55	27.68	5,720,005	5.61	0.00	1.10	14.41	15.67
Vanguard VIF Real Estate Index Portfolio	630,273	20.41	35.06	14,240,366	2.80	0.00	1.10	27.40	28.81

	December 31, 2018				For the Year Ended December 31, 2018
					Investment	Expense		Total
		Unit Value ($)(a)		Net	Income	Ratio (%)(d)		Return (%)(e)

Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
Alger Capital Appreciation Portfolio Class I-2	302,218	23.25	26.13	7,356,556	0.09	0.00	1.10	-1.20	-0.10
Alger Mid Cap Growth Portfolio Class I-2	168,792	30.25	30.73	2,737,895	0.00	0.00	0.75	-8.14	-7.44
American Century VP Value Fund Class I	691,816	20.37	27.99	13,539,464	1.73	0.00	0.75	-9.83	-9.15
American Funds IS Asset Allocation Fund Class 2	197,083	13.70	14.09	2,326,604	2.08	0.20	0.70	-5.27	-4.15
American Funds IS Global Growth Fund Class 2	61,468	14.68	15.10	727,645	0.81	0.20	0.70	-9.68	-8.60
American Funds IS Growth Fund Class 2	138,504	17.97	18.48	1,770,815	0.56	0.20	0.70	-0.95	0.23
American Funds IS Growth-Income Fund Class 2	158,287	16.79	17.27	2,061,677	1.61	0.20	0.70	-2.48	-1.31
American Funds IS High-Income Bond Fund Class 2	34,077	11.27	11.42	361,464	6.85	0.20	0.70	-3.03	-1.87
American Funds IS International Fund Class 2	51,672	11.87	12.16	525,792	1.95	0.20	0.70	-13.74	-12.71
AST SA Wellington Capital Appreciation Portfolio Class 3	16,776	18.85	19.39	232,885	0.00	0.20	0.70	-1.69	-0.51
AST SA Wellington Government and Quality Bond Portfolio Class 3	11,300	10.29	10.58	116,518	1.85	0.20	0.70	-0.91	0.27
BNY Mellon VIF Opportunistic Small Cap Portfolio Initial Shares	202,332	19.86	30.35	3,970,163	0.62	0.20	0.75	-16.12	-15.66
EQ/Advisors Multimanager Aggressive Equity Portfolio Class 1A	10,940	9.20	14.73	117,604	1.81	0.00	0.70	-17.40	-16.81
EQ/Common Stock Index Portfolio Class 1A	345,984	19.01	20.64	6,407,578	0.00	0.20	0.75	-19.69	-19.24
EQ/International Equity Index Portfolio Class 1A	298,292	14.02	16.05	4,096,694	2.78	0.20	0.75	-3.28	-2.74
Fidelity VIP Asset Manager Portfolio Service Class 2	258,595	15.10	19.97	3,780,901	1.47	0.00	0.75	-6.32	-5.61
Fidelity VIP Contrafund Portfolio Service Class 2	1,512,166	17.46	30.95	28,392,983	0.46	0.00	1.10	-7.67	-6.64
Fidelity VIP Equity-Income Portfolio Service Class 2	917,967	15.25	27.22	15,004,507	2.12	0.00	1.10	-9.54	-8.54
Fidelity VIP Freedom 2020 Portfolio Service Class 2	23,538	14.96	15.83	360,714	1.35	0.00	0.70	-6.74	-6.08
Fidelity VIP Freedom 2025 Portfolio Service Class 2	35,298	15.65	16.55	559,815	1.26	0.00	0.70	-7.43	-6.78

52

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2018				For the Year Ended December 31, 2018
					Investment	Expense		Total
		Unit Value ($)(a)		Net	Income	Ratio (%)(d)		Return (%)(e)

Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
Fidelity VIP Freedom 2030 Portfolio Service Class 2	149,544	14.55	16.35	2,359,621	1.16	0.00	1.10	-9.07	-8.05
Fidelity VIP Government Money Market Portfolio Service Class 2	101,173	9.79	10.07	1,023,453	0.95	0.20	0.70	0.69	1.88
Fidelity VIP Growth Portfolio Service Class 2	835,835	25.70	34.90	17,707,184	0.04	0.00	0.75	-1.18	-0.43
Fidelity VIP Mid Cap Portfolio Service Class 2	442,087	16.57	29.25	8,071,996	0.42	0.00	1.10	-15.71	-14.77
FTVIP Franklin Mutual Shares VIP Fund Class 2	400,637	13.99	22.68	5,989,211	2.45	0.00	1.10	-10.07	-9.07
FTVIP Franklin Small Cap Value VIP Fund Class 2	337,421	17.30	29.44	6,322,587	0.94	0.00	1.10	-13.84	-12.88
FTVIP Franklin Small-Mid Cap Growth VIP Fund Class 2	1,177		18.87	22,210	0.00		0.50		-5.85
FTVIP Franklin U.S. Government Securities VIP Fund Class 2	125,835	12.54	15.22	1,599,147	2.81	0.20	0.75	-0.42	0.14
FTVIP Templeton Foreign VIP Fund Class 2	396,938	10.45	17.46	4,126,561	2.80	0.20	0.75	-16.08	-15.61
Goldman Sachs VIT Strategic Growth Fund Institutional Shares	140,076	22.08	22.80	3,181,316	0.48	0.20	0.50	-1.53	-1.24
Invesco Oppenheimer V.I. Conservative Balanced Fund Series I	100,900	12.07	16.57	1,199,241	2.03	0.00	0.75	-6.03	-5.32
Invesco Oppenheimer V.I. Global Fund Series I	359,158	16.24	28.58	6,402,814	1.03	0.00	1.10	-14.14	-13.18
Invesco Oppenheimer V.I. Global Strategic Income Fund Series I	327		10.72	3,510	4.96		0.50		-4.88
Invesco V.I. American Franchise Fund Series I	613		21.20	13,001	0.00		0.50		-4.11
Invesco V.I. Core Equity Fund Series I	432,994	16.53	17.86	6,977,216	0.92	0.20	0.75	-10.08	-9.58
Invesco V.I. Global Real Estate Fund Series I	32,084	11.09	21.33	438,602	4.11	0.00	0.70	-6.81	-6.15
Invesco V.I. Government Securities Fund Series I	1,082		11.14	12,050	1.57		0.50		0.05
Invesco V.I. Growth and Income Fund Series I	515,887	25.63	26.06	9,134,590	2.17	0.00	0.75	-14.03	-13.38
Invesco V.I. High Yield Fund Series I	136,042	12.86	13.42	1,769,886	5.28	0.20	0.75	-4.08	-3.55
Invesco V.I. International Growth Fund Series I	525,489	11.17	20.01	6,414,590	2.09	0.00	1.10	-15.91	-14.98
Janus Henderson Enterprise Portfolio Service Shares	260,835	25.39	42.85	6,331,865	0.12	0.00	0.75	-1.41	-0.66
Janus Henderson Forty Portfolio Service Shares	33,321	18.56	35.34	713,863	0.00	0.00	0.70	1.01	1.72
Janus Henderson Global Research Portfolio Service Shares	189,351	15.24	17.49	2,818,406	1.04	0.20	0.75	-7.78	-7.27
Janus Henderson Overseas Portfolio Service Shares	772,355	7.01	7.87	5,966,055	1.76	0.00	1.10	-16.07	-15.14
JPMorgan Insurance Trust Core Bond Portfolio Class 1	118,476	10.61	14.54	1,265,297	2.03	0.00	0.70	-0.65	0.05
JPMorgan Insurance Trust Mid Cap Value Portfolio Class 1	20,572	31.34	33.06	663,877	1.02	0.20	0.75	-12.50	-12.01
JPMorgan Insurance Trust Small Cap Core Portfolio Class 1	146,979	21.43	32.25	3,101,349	0.42	0.20	0.75	-12.59	-12.11
MFS VIT Growth Series Initial Class	468,526	25.60	33.16	11,673,310	0.10	0.20	0.75	1.90	2.46
MFS VIT New Discovery Series Initial Class	228,082	23.32	26.20	5,251,759	0.00	0.00	1.10	-2.56	-1.48
MFS VIT Research Series Initial Class	144,927	22.04	28.40	2,911,066	0.75	0.00	0.75	-5.09	-4.37
MFS VIT Total Return Series Initial Class	13,021		16.56	215,588	1.90		0.50		-6.09
MFS VIT II Core Equity Portfolio Initial Class	333,436	12.66	12.93	4,274,993	0.72	0.20	0.75	-4.55	-4.02
Morgan Stanley VIF Growth Portfolio Class I	128,529	31.25	39.41	3,911,601	0.00	0.20	0.75	6.73	7.32
Neuberger Berman AMT Large Cap Value Portfolio Class I	1,674		15.26	25,534	1.17		0.50		-1.54
Neuberger Berman AMT Mid Cap Growth Portfolio Class I	285,059	18.43	31.72	5,479,092	0.00	0.00	1.10	-7.43	-6.40
Neuberger Berman AMT Sustainable Equity Portfolio Class I	6,686	18.82	29.51	129,447	0.52	0.20	0.70	-6.39	-5.91
PIMCO CommodityRealReturn Strategy Portfolio Administrative Class	110,044	7.33	14.62	587,286	2.21	0.00	1.10	-15.08	-14.13
PIMCO Global Bond Opportunities Portfolio (Unhedged) Adminstrative Class	28,206	9.87	13.67	305,520	7.73	0.00	0.70	-4.87	-4.20
PIMCO Real Return Portfolio Administrative Class	577,465	14.93	18.82	7,524,253	2.44	0.00	0.75	-2.95	-2.21
PIMCO Short-Term Portfolio Administrative Class	313,414	10.88	12.26	3,671,595	2.16	0.00	1.10	0.41	1.53
PIMCO Total Return Portfolio Administrative Class	828,840	13.91	16.14	12,129,200	2.50	0.00	1.10	-1.63	-0.54
Pioneer Fund VCT Portfolio Class I	85,951	19.78	23.63	1,656,011	1.19	0.20	0.70	-2.20	-1.71
Pioneer Mid Cap Value VCT Portfolio Class I	50,424	16.18	16.25	793,307	0.73	0.00	0.75	-19.95	-19.34
Pioneer Select Mid Cap Growth VCT Portfolio Class I	106,943	23.78	24.54	2,559,747	0.00	0.20	0.50	-6.95	-6.67
Putnam VT Diversified Income Fund Class IB	300,844	15.62	17.08	5,665,739	4.31	0.00	0.95	-1.92	-0.98
Putnam VT Equity Income Fund Class IB	761,628	19.25	21.47	11,718,433	0.74	0.20	0.75	-9.18	-8.67
Putnam VT Growth Opportunities Fund Class IB	42,021		4.23	177,616	0.00		0.50		1.87
Putnam VT International Value Fund Class IB	351,823	7.93	8.72	3,090,053	2.22	0.20	1.10	-18.52	-17.78
Putnam VT Small Cap Value Fund Class IB	9,040	16.75	17.86	157,042	0.44	0.00	0.70	-20.49	-19.93
Putnam VT Sustainable Leaders Fund Class IB	1,594		25.52	40,670	0.00		0.50		-2.02
SST SA Multi-Managed Mid Cap Value Portfolio Class 3	4,251	13.03	13.40	47,183	0.75	0.20	0.70	-12.71	-11.67
SAST SA JPMorgan Diversified Balanced Portfolio Class 1	164,830	18.54	20.63	2,654,340	1.52	0.00	0.75	-8.40	-7.70
SAST SA WellsCap Aggressive Growth Portfolio Class 1	91,940	16.12	18.12	1,593,822	0.00	0.00	1.10	-7.81	-6.78
VALIC Company I Dynamic Allocation Fund	319,784	11.94	12.28	3,439,714	1.02	0.20	0.70	-7.60	-6.50
VALIC Company I Emerging Economies Fund	10,236	9.63	9.90	97,387	1.41	0.20	0.70	-19.90	-18.94
VALIC Company I Government Money Market I Fund	839,432	9.18	10.32	8,312,365	1.31	0.00	1.10	0.21	1.32
VALIC Company I International Equities Index Fund	263,693	10.17	14.54	2,593,223	2.08	0.00	0.75	-14.39	-13.74
VALIC Company I International Value Fund	6,551	8.64	9.96	56,732	1.98	0.25	0.70	-18.39	-18.02
VALIC Company I Mid Cap Index Fund	621,713	19.58	22.00	13,017,944	1.19	0.00	1.10	-12.41	-11.43
VALIC Company I Nasdaq-100 Index Fund	200,596	29.94	33.65	6,330,427	0.55	0.00	1.10	-1.72	-0.63
VALIC Company I Science & Technology Fund	137,417	31.55	31.93	3,978,318	0.00	0.00	0.75	-2.20	-1.46
VALIC Company I Small Cap Index Fund	316,138	20.93	32.50	6,289,434	1.11	0.00	0.75	-11.89	-11.23
VALIC Company I Stock Index Fund	904,375	21.94	26.28	18,931,067	1.76	0.00	0.75	-5.43	-4.72
VALIC Company II Mid Cap Value Fund	5,422	13.15	13.52	60,871	0.43	0.20	0.70	-15.62	-14.61
VALIC Company II Strategic Bond Fund	19,316	10.77	11.07	202,859	3.71	0.20	0.70	-4.21	-3.07

53

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2018				For the Year Ended December 31, 2018
					Investment	Expense		Total
		Unit Value ($)(a)		Net	Income	Ratio (%)(d)		Return (%)(e)

Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
VALIC Company II U.S. Socially Responsible Fund	2,701	16.36	16.83	39,595	1.68	0.20	0.70	-5.87	-4.75
Vanguard VIF High Yield Bond Portfolio	335,673	16.21	18.22	6,229,346	4.89	0.00	1.10	-3.80	-2.73
Vanguard VIF Real Estate Index Portfolio	660,841	16.02	27.22	11,664,388	3.06	0.00	1.10	-6.39	-5.35

	December 31, 2017				For the Year Ended December 31, 2017
					Investment	Expense		Total
		Unit Value ($)(a)		Net	Income	Ratio (%)(d)		Return (%)(e)

Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
Alger Capital Appreciation Portfolio Class I-2	322,741	23.54	26.15	8,151,701	0.17	0.00	1.10	29.65	31.08
Alger Mid Cap Growth Portfolio Class I-2	184,834	13.61	32.09	3,394,794	0.00	0.20	0.95	28.57	29.53
American Century VP Value Fund Class I	761,205	22.42	31.05	16,556,042	1.62	0.00	0.75	7.94	8.75
American Funds IS Asset Allocation Fund Class 2	110,852	14.46	14.80	1,473,785	1.82	0.20	0.70	15.42	16.79
American Funds IS Global Growth Fund Class 2	37,874	16.25	16.63	537,081	0.73	0.20	0.70	30.56	32.10
American Funds IS Growth Fund Class 2	52,954	18.14	18.56	811,781	0.55	0.20	0.70	27.40	28.91
American Funds IS Growth-Income Fund Class 2	102,846	17.21	17.61	1,464,609	1.65	0.20	0.70	21.53	22.97
American Funds IS High-Income Bond Fund Class 2	23,439	11.62	11.71	262,674	8.26	0.20	0.70	6.14	7.40
American Funds IS International Fund Class 2	32,925	13.77	14.03	412,489	1.51	0.20	0.70	31.23	32.78
AST SA Wellington Capital Appreciation Portfolio Class 3	10,103	19.18	19.62	162,533	0.00	0.20	0.70	31.53	33.09
AST SA Wellington Government and Quality Bond Portfolio Class 3	7,570	10.38	10.63	79,385	1.75	0.20	0.70	2.04	3.25
BNY Mellon VIF Opportunistic Small Cap Portfolio Initial Shares	215,289	23.55	36.18	5,029,990	1.06	0.20	0.75	14.52	15.15
EQ/Advisors Multimanager Aggressive Equity Portfolio Class 1A	11,834	9.46	11.41	145,813	1.46	0.00	0.95	27.31	28.52
EQ/Common Stock Index Portfolio Class 1A	361,865	23.53	25.70	8,315,220	0.00	0.20	0.75	23.75	24.43
EQ/International Equity Index Portfolio Class 1A	341,206	14.42	16.59	4,826,798	2.11	0.20	0.75	3.72	4.29
Fidelity VIP Asset Manager Portfolio Service Class 2	288,419	21.32	22.12	4,494,686	1.63	0.20	0.75	12.90	13.52
Fidelity VIP Contrafund Portfolio Service Class 2	1,633,046	18.91	21.01	33,416,374	0.78	0.00	1.10	20.26	21.59
Fidelity VIP Equity-Income Portfolio Service Class 2	980,078	16.86	29.22	17,674,993	1.48	0.20	1.10	11.42	12.43
Fidelity VIP Freedom 2020 Portfolio Service Class 2	24,020	16.04	23.12	387,130	1.22	0.20	0.70	15.45	16.03
Fidelity VIP Freedom 2025 Portfolio Service Class 2	35,817	16.91	24.79	611,436	1.08	0.20	0.70	16.75	17.33
Fidelity VIP Freedom 2030 Portfolio Service Class 2	156,726	16.00	25.94	2,741,857	1.20	0.20	1.10	19.38	20.45
Fidelity VIP Government Money Market Portfolio Service Class 2	51,864	9.73	9.95	517,760	0.24	0.20	0.70	-0.27	0.91
Fidelity VIP Growth Portfolio Service Class 2	909,510	26.00	34.41	19,660,993	0.08	0.20	0.75	33.81	34.55
Fidelity VIP Mid Cap Portfolio Service Class 2	493,472	19.66	21.85	10,717,435	0.48	0.00	1.10	19.22	20.54
FTVIP Franklin Mutual Shares VIP Fund Class 2	416,827	15.55	24.49	6,983,291	2.26	0.20	1.10	7.17	8.13
FTVIP Franklin Small Cap Value VIP Fund Class 2	385,185	20.07	22.31	8,451,891	0.48	0.00	1.10	9.44	10.65
FTVIP Franklin Small-Mid Cap Growth VIP Fund Class 2	1,286		20.04	25,778	0.00		0.50		20.79
FTVIP Franklin U.S. Government Securities VIP Fund Class 2	151,946	12.52	15.28	1,928,613	2.18	0.20	0.75	0.58	1.14
FTVIP Templeton Foreign VIP Fund Class 2	422,235	12.38	20.81	5,292,633	2.61	0.20	0.75	15.82	16.46
Goldman Sachs VIT Strategic Growth Fund Institutional Shares	147,120	22.43	23.08	3,384,434	0.53	0.20	0.50	30.01	30.40
Invesco Oppenheimer V.I. Conservative Balanced Fund Series I	104,560	17.63	18.18	1,318,894	1.97	0.20	0.75	8.44	9.03
Invesco Oppenheimer V.I. Global Fund Series I	400,569	18.91	21.01	8,328,431	0.95	0.00	1.10	35.17	36.66
Invesco Oppenheimer V.I. Global Strategic Income Fund Series I	447		11.27	5,034	4.36		0.50		5.74
Invesco V.I. American Franchise Fund Series I	630		22.11	13,934	0.08		0.50		26.71
Invesco V.I. Core Equity Fund Series I	472,905	18.28	19.86	8,441,402	1.03	0.20	0.75	12.33	12.95
Invesco V.I. Global Real Estate Fund Series I	28,044	11.90	14.12	407,776	3.57	0.00	0.70	12.26	13.05
Invesco V.I. Government Securities Fund Series I	1,994		11.13	22,190	1.82		0.50		1.45
Invesco V.I. Growth and Income Fund Series I	532,628	18.24	22.12	11,158,029	1.50	0.00	0.95	13.24	14.32
Invesco V.I. High Yield Fund Series I	152,651	13.41	13.91	2,066,246	4.07	0.20	0.75	5.51	6.09
Invesco V.I. International Growth Fund Series I	549,092	13.29	14.76	8,074,309	1.50	0.00	1.10	21.66	23.00
Janus Henderson Enterprise Portfolio Service Shares	264,281	41.27	43.46	6,766,100	0.14	0.20	0.75	26.14	26.83
Janus Henderson Forty Portfolio Service Shares	31,036	18.73	20.27	686,757	0.00	0.00	0.95	28.77	29.99
Janus Henderson Global Research Portfolio Service Shares	201,456	16.44	18.96	3,240,331	0.70	0.20	0.75	25.74	26.43
Janus Henderson Overseas Portfolio Service Shares	811,335	8.35	9.10	7,631,682	1.64	0.20	1.10	29.38	30.54
JPMorgan Insurance Trust Core Bond Portfolio Class 1	64,724	10.68	14.28	721,668	2.42	0.20	0.70	2.85	3.37
JPMorgan Insurance Trust Mid Cap Value Portfolio Class 1	22,040	35.82	37.57	809,906	0.81	0.20	0.75	12.92	13.54
JPMorgan Insurance Trust Small Cap Core Portfolio Class 1	161,743	24.39	36.90	3,906,888	0.32	0.20	0.75	14.37	15.00
MFS VIT Growth Series Initial Class	500,388	24.98	32.55	12,198,289	0.11	0.20	0.75	30.43	31.14
MFS VIT New Discovery Series Initial Class	238,545	23.93	41.01	5,773,273	0.00	0.20	1.10	25.27	26.40
MFS VIT Research Series Initial Class	147,051	16.45	33.31	3,142,778	1.42	0.20	0.70	22.51	23.12
MFS VIT Total Return Series Initial Class	18,689		17.63	329,481	2.36		0.50		11.74
MFS VIT II Core Equity Portfolio Initial Class	352,760	13.27	13.47	4,723,353	0.97	0.20	0.75	23.90	24.58
Morgan Stanley VIF Growth Portfolio Class I	130,942	29.11	39.11	3,716,998	0.00	0.20	0.75	42.08	42.86
Neuberger Berman AMT Large Cap Value Portfolio Class I	1,873		15.49	29,018	0.57		0.50		12.80
Neuberger Berman AMT Mid Cap Growth Portfolio Class I	309,688	19.91	22.13	6,640,794	0.00	0.00	1.10	23.92	25.29
Neuberger Berman AMT Sustainable Equity Portfolio Class I	6,411	20.11	31.37	132,321	0.54	0.20	0.70	17.61	18.19
PIMCO CommodityRealReturn Strategy Portfolio Administrative Class	133,947	8.36	8.63	793,866	10.90	0.20	1.10	-49.03	1.04

54

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2017				For the Year Ended December 31, 2017
					Investment	Expense		Total
		Unit Value ($)(a)		Net	Income	Ratio (%)(d)		Return (%)(e)

Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
PIMCO Global Bond Opportunities Portfolio (Unhedged) Adminstrative Class	15,207	10.37	15.87	185,779	1.98	0.20	0.70	7.87	8.41
PIMCO Real Return Portfolio Administrative Class	635,394	14.99	19.39	8,525,775	2.37	0.20	0.75	2.88	3.45
PIMCO Short-Term Portfolio Administrative Class	318,961	10.84	12.05	3,716,064	1.71	0.00	1.10	1.28	2.40
PIMCO Total Return Portfolio Administrative Class	846,327	14.14	15.71	12,770,068	2.02	0.00	1.10	3.77	4.91
Pioneer Fund VCT Portfolio Class I	93,667	20.13	24.16	1,837,936	1.19	0.20	0.70	20.87	21.47
Pioneer Mid Cap Value VCT Portfolio Class I	62,494	20.14	20.21	1,228,114	0.85	0.00	0.75	12.33	13.17
Pioneer Select Mid Cap Growth VCT Portfolio Class I	115,493	25.55	26.30	2,961,550	0.08	0.20	0.50	29.38	29.77
Putnam VT Diversified Income Fund Class IB	325,506	17.42	18.66	6,182,584	5.51	0.20	0.95	6.11	6.91
Putnam VT Equity Income Fund Class IB	804,976	21.08	23.64	13,587,892	0.00	0.20	0.75	12.67	13.06
Putnam VT Growth Opportunities Fund Class IB	41,838		4.15	173,600	0.10		0.50		30.25
Putnam VT International Value Fund Class IB	401,810	9.73	10.61	4,380,642	1.51	0.20	1.10	23.34	24.45
Putnam VT Small Cap Value Fund Class IB	11,455	21.07	33.23	243,156	0.68	0.20	0.70	7.12	7.66
Putnam VT Sustainable Leaders Fund Class IB	1,635		26.04	42,592	0.63		0.50		28.58
SST SA Multi-Managed Mid Cap Value Portfolio Class 3	3,519	14.92	15.27	45,247	0.50	0.20	0.70	11.85	13.18
SAST SA JPMorgan Diversified Balanced Portfolio Class 1	160,121	22.52	25.60	2,944,647	1.65	0.20	0.75	13.71	14.33
SAST SA WellsCap Aggressive Growth Portfolio Class 1	93,007	17.49	34.17	1,726,026	0.00	0.20	1.10	28.17	29.33
VALIC Company I Dynamic Allocation Fund	174,429	12.92	13.22	2,099,939	1.49	0.20	0.70	19.38	20.80
VALIC Company I Emerging Economies Fund	7,103	12.02	12.30	84,620	1.24	0.20	0.70	40.28	41.95
VALIC Company I Government Money Market I Fund	934,888	9.16	10.16	9,151,018	0.41	0.20	1.10	-0.72	0.18
VALIC Company I International Equities Index Fund	248,253	16.98	19.46	2,865,338	2.53	0.20	0.75	23.42	24.10
VALIC Company I International Value Fund	5,498	10.54	12.20	59,127	1.73	0.25	0.70	16.18	18.37
VALIC Company I Mid Cap Index Fund	689,546	22.35	38.03	16,438,059	1.15	0.20	1.10	14.64	15.68
VALIC Company I Nasdaq-100 Index Fund	222,786	30.47	33.22	7,283,551	0.71	0.20	1.10	30.85	32.03
VALIC Company I Science & Technology Fund	120,251	32.65	49.22	3,603,939	0.00	0.20	0.75	40.23	41.00
VALIC Company I Small Cap Index Fund	359,948	32.29	36.89	8,161,335	1.03	0.20	0.75	13.53	14.15
VALIC Company I Stock Index Fund	1,022,435	27.79	33.05	22,675,504	1.48	0.20	0.75	20.51	21.17
VALIC Company II Mid Cap Value Fund	4,131	15.58	15.94	55,792	0.54	0.20	0.70	13.67	15.02
VALIC Company II Strategic Bond Fund	15,518	11.24	11.50	172,262	3.55	0.20	0.70	6.06	7.32
VALIC Company II U.S. Socially Responsible Fund	2,605	17.38	17.78	40,460	1.36	0.20	0.70	19.82	21.24
Vanguard VIF High Yield Bond Portfolio	358,684	16.85	18.73	6,909,788	4.84	0.00	1.10	5.84	7.00
Vanguard VIF Real Estate Index Portfolio	697,040	17.12	19.02	13,145,749	2.47	0.00	1.10	3.63	4.78

	December 31, 2016				For the Year Ended December 31, 2016
					Investment	Expense		Total
		Unit Value ($)(a)		Net	Income	Ratio (%)(d)		Return (%)(e)

Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
Alger Capital Appreciation Portfolio Class I-2	308,315	23.79	30.60	6,171,284	0.19	0.20	1.45	-0.94	0.30
Alger Mid Cap Growth Portfolio Class I-2	177,407	10.59	24.77	2,548,701	0.00	0.20	0.95	0.02	0.77
American Century VP Value Fund Class I	819,555	26.70	28.76	16,518,290	1.69	0.20	0.75	19.58	20.24
American Funds IS Asset Allocation Fund Class 2	71,357	11.13	12.67	822,148	1.85	0.20	0.70	8.65	9.19
American Funds IS Global Growth Fund Class 2	29,438	10.65	12.59	324,428	1.20	0.20	0.70	-0.08	0.42
American Funds IS Growth Fund Class 2	40,194	11.95	14.40	490,246	1.09	0.20	0.70	8.73	9.27
American Funds IS Growth-Income Fund Class 2	62,791	11.48	14.32	740,001	1.89	0.20	0.70	10.74	11.30
American Funds IS High-Income Bond Fund Class 2	13,125	10.46	10.98	138,875	7.43	0.20	0.70	16.88	17.46
American Funds IS International Fund Class 2	15,568	9.39	10.64	148,913	1.92	0.20	0.70	2.81	3.33
AST SA Wellington Capital Appreciation Portfolio Class 3	8,075	11.55	14.74	98,099	0.00	0.20	0.70	1.02	1.53
AST SA Wellington Government and Quality Bond Portfolio Class 3	5,735	10.10	10.29	58,188	0.99	0.20	0.70	0.51	1.01
BNY Mellon VIF Opportunistic Small Cap Portfolio Initial Shares	237,494	20.45	31.60	4,835,018	1.04	0.20	0.75	14.61	15.24
EQ/Advisors Multimanager Aggressive Equity Portfolio Class 1A	11,400	7.43	13.56	109,962	1.68	0.20	0.95	-2.38	-1.64
EQ/Common Stock Index Portfolio Class 1A	379,560	18.91	20.77	7,032,502	0.00	0.20	0.75	16.20	16.84
EQ/International Equity Index Portfolio Class 1A	357,140	13.83	16.00	4,865,166	1.80	0.20	0.75	0.76	1.32
Fidelity VIP Asset Manager Portfolio Service Class 2	302,946	18.89	19.49	4,190,721	1.28	0.20	0.75	2.07	2.63
Fidelity VIP Contrafund Portfolio Service Class 2	1,776,410	17.53	26.82	30,500,037	0.59	0.20	1.45	6.18	7.52
Fidelity VIP Equity-Income Portfolio Service Class 2	1,042,442	15.72	25.99	16,921,768	2.08	0.20	1.45	16.02	17.47
Fidelity VIP Freedom 2020 Portfolio Service Class 2	26,732	13.89	19.93	374,830	1.25	0.20	0.70	5.07	5.59
Fidelity VIP Freedom 2025 Portfolio Service Class 2	49,071	15.76	21.13	730,988	1.36	0.20	0.75	5.19	5.77
Fidelity VIP Freedom 2030 Portfolio Service Class 2	152,631	14.72	21.54	2,231,887	1.21	0.20	1.45	4.85	6.16
Fidelity VIP Government Money Market Portfolio Service Class 2	45,162	9.75	9.86	444,169	0.01	0.20	0.70	-0.68	-0.19
Fidelity VIP Growth Portfolio Service Class 2	934,128	19.43	25.58	15,221,424	0.00	0.20	0.75	-0.20	0.35
Fidelity VIP Mid Cap Portfolio Service Class 2	543,458	16.49	28.01	10,099,201	0.31	0.20	1.10	10.70	11.70
FTVIP Franklin Mutual Shares VIP Fund Class 2	438,899	14.51	22.65	6,873,004	1.91	0.20	1.10	14.79	15.83
FTVIP Franklin Small Cap Value VIP Fund Class 2	417,273	18.34	30.04	8,379,469	0.79	0.20	1.10	28.77	29.93
FTVIP Franklin Small-Mid Cap Growth VIP Fund Class 2	1,247		16.59	20,681	0.00		0.50		3.65
FTVIP Franklin U.S. Government Securities VIP Fund Class 2	222,589	12.38	15.19	2,801,127	2.67	0.20	0.75	-0.09	0.46
FTVIP Templeton Foreign VIP Fund Class 2	443,064	10.63	17.97	4,872,425	1.83	0.20	0.75	6.38	6.96

55

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2016				For the Year Ended December 31, 2016
					Investment	Expense		Total
		Unit Value ($)(a)		Net	Income	Ratio (%)(d)		Return (%)(e)

Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
Goldman Sachs VIT Strategic Growth Fund Institutional Shares	153,434	17.25	17.70	2,707,918	0.56	0.20	0.50	1.48	1.78
Invesco Oppenheimer V.I. Conservative Balanced Fund Series I	103,959	16.26	16.67	1,217,473	2.40	0.20	0.75	4.48	5.05
Invesco Oppenheimer V.I. Global Fund Series I	409,562	14.90	23.69	6,367,919	1.04	0.20	1.45	-1.36	-0.12
Invesco Oppenheimer V.I. Global Strategic Income Fund Series I	92		10.66	978	4.88		0.50		6.00
Invesco V.I. American Franchise Fund Series I	815		17.45	14,217	0.00		0.50		1.76
Invesco V.I. Core Equity Fund Series I	499,400	16.19	17.68	7,918,799	0.76	0.20	0.75	9.44	10.04
Invesco V.I. Global Real Estate Fund Series I	26,458	9.96	19.78	340,703	1.81	0.20	0.70	1.33	1.84
Invesco V.I. Government Securities Fund Series I	2,700		10.97	29,621	1.89		0.50		0.73
Invesco V.I. Growth and Income Fund Series I	547,160	16.11	25.89	10,308,504	1.08	0.20	0.95	18.57	19.46
Invesco V.I. High Yield Fund Series I	157,151	12.71	13.11	2,013,798	4.17	0.20	0.75	10.38	10.99
Invesco V.I. International Growth Fund Series I	551,286	10.92	18.82	6,731,961	1.37	0.20	1.10	-1.54	-0.65
Janus Henderson Enterprise Portfolio Service Shares	264,025	32.54	34.46	5,486,490	0.02	0.20	0.75	11.27	11.88
Janus Henderson Forty Portfolio Service Shares	32,085	14.55	26.29	543,870	0.00	0.20	0.95	0.98	1.74
Janus Henderson Global Research Portfolio Service Shares	207,662	13.00	15.08	2,650,720	0.92	0.20	0.75	1.06	1.62
Janus Henderson Overseas Portfolio Service Shares	805,816	6.97	10.03	6,087,248	4.44	0.20	1.45	-8.05	-6.89
JPMorgan Insurance Trust Core Bond Portfolio Class 1	45,740	10.26	13.82	497,146	2.37	0.20	0.70	1.40	1.91
JPMorgan Insurance Trust Mid Cap Value Portfolio Class 1	24,041	31.72	33.09	780,238	0.85	0.20	0.75	13.84	14.47
JPMorgan Insurance Trust Small Cap Core Portfolio Class 1	177,044	21.21	32.26	3,678,494	0.48	0.20	0.75	19.32	19.97
MFS VIT Growth Series Initial Class	530,331	19.05	24.95	9,893,159	0.04	0.20	0.75	1.68	2.24
MFS VIT New Discovery Series Initial Class	233,442	19.10	32.45	4,661,628	0.00	0.20	1.10	7.86	8.83
MFS VIT Research Series Initial Class	152,465	24.44	27.05	2,688,879	0.76	0.20	0.75	7.93	8.52
MFS VIT Total Return Series Initial Class	20,656		15.78	325,886	2.85		0.50		8.55
MFS VIT II Core Equity Portfolio Initial Class	368,979	10.71	10.81	3,975,629	0.74	0.20	0.75	10.55	11.15
Neuberger Berman AMT Large Cap Value Portfolio Class I	2,118		13.74	29,087	0.83		0.50		26.73
Neuberger Berman AMT Mid Cap Growth Portfolio Class I	308,428	16.07	26.61	5,451,162	0.00	0.20	1.10	3.26	4.19
Neuberger Berman AMT Sustainable Equity Portfolio Class I	6,209	17.10	26.54	105,760	0.71	0.20	0.70	9.10	9.64
PIMCO CommodityRealReturn Strategy Portfolio Administrative Class	147,382	8.54	16.39	812,588	1.09	0.20	1.10	13.90	14.93
PIMCO Global Bond Opportunities Portfolio (Unhedged) Adminstrative Class	15,724	9.42	14.64	173,549	1.55	0.20	0.70	3.32	3.83
PIMCO Real Return Portfolio Administrative Class	736,554	14.49	18.85	9,657,456	2.28	0.20	0.75	4.41	4.99
PIMCO Short-Term Portfolio Administrative Class	335,790	10.70	11.74	3,857,946	1.58	0.20	1.10	1.25	2.17
PIMCO Total Return Portfolio Administrative Class	917,603	13.62	15.52	13,448,923	2.09	0.20	1.10	1.56	2.47
Pioneer Fund VCT Portfolio Class I	96,575	16.57	19.87	1,564,976	1.28	0.20	0.75	9.00	9.60
Pioneer Mid Cap Value VCT Portfolio Class I	63,173	17.99	25.75	1,120,295	0.69	0.20	0.75	15.69	16.32
Pioneer Select Mid Cap Growth VCT Portfolio Class I	124,890	19.62	20.26	2,474,354	0.00	0.20	0.75	2.96	3.53
Putnam VT Diversified Income Fund Class IB	329,860	16.41	17.45	5,932,108	7.05	0.20	0.95	4.43	5.21
Putnam VT Growth Opportunities Fund Class IB	43,644		3.19	139,035	0.00		0.50		0.67
Putnam VT International Value Fund Class IB	422,085	8.52	9.25	3,802,383	2.40	0.20	1.45	-0.35	0.90
Putnam VT Small Cap Value Fund Class IB	11,580	19.67	30.87	229,963	1.17	0.20	0.70	26.61	27.24
Putnam VT Sustainable Leaders Fund Class IB	1,756		20.25	35,566	0.73		0.50		7.25
SST SA Multi-Managed Mid Cap Value Portfolio Class 3	11,944	11.21	13.34	134,215	1.49		0.70		14.95
SAST SA JPMorgan Diversified Balanced Portfolio Class 1	157,818	19.80	22.39	2,566,794	1.66	0.20	0.75	6.37	6.95
SAST SA WellsCap Aggressive Growth Portfolio Class 1	91,749	13.64	26.42	1,305,543	0.00	0.20	1.10	6.21	7.17
VALIC Company I Dynamic Allocation Fund	120,660	9.94	10.95	1,203,724	1.10	0.20	0.70	4.12	4.64
VALIC Company I Emerging Economies Fund	6,051	8.33	8.67	50,752	1.69	0.20	0.70	10.70	11.25
VALIC Company I Government Money Market I Fund	1,113,874	9.23	10.15	11,007,823	0.01	0.20	1.10	-1.08	-0.19
VALIC Company I International Equities Index Fund	230,323	13.76	15.68	2,217,518	2.90	0.20	0.75	0.50	1.06
VALIC Company I International Value Fund	4,634	8.90	10.50	42,285	1.98		0.70		11.31
VALIC Company I Mid Cap Index Fund	723,227	20.86	32.87	15,057,428	1.20	0.20	1.45	18.89	20.38
VALIC Company I Nasdaq-100 Index Fund	240,528	23.29	25.16	5,986,351	0.67	0.20	1.10	5.60	6.55
VALIC Company I Science & Technology Fund	110,255	23.28	34.91	2,363,217	0.00	0.20	0.75	6.54	7.12
VALIC Company I Small Cap Index Fund	362,797	28.29	32.49	7,336,637	1.17	0.20	0.75	20.28	20.94
VALIC Company I Stock Index Fund	1,064,879	23.06	27.28	19,674,788	2.45	0.20	0.75	10.76	11.37
VALIC Company II Mid Cap Value Fund	2,807	11.32	13.86	33,379	0.21	0.20	0.70	13.27	13.83
VALIC Company II Strategic Bond Fund	13,302	10.24	10.72	139,321	3.83	0.20	0.70	7.42	7.95
VALIC Company II U.S. Socially Responsible Fund	2,355	11.79	14.67	30,857	1.51	0.20	0.70	9.88	10.43
Vanguard VIF High Yield Bond Portfolio	366,167	15.92	22.61	6,665,367	5.48	0.20	1.10	10.14	11.13
Vanguard VIF Real Estate Index Portfolio	752,358	17.03	27.00	13,753,371	2.70	0.20	1.45	6.80	8.14

(a)

Because the unit values are presented as a range of lowest to highest, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract unit values are not within the ranges presented.

(b)	These amounts represent the net asset value before adjustments allocated to the contracts in payout period.

(c)

These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the Funds, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the Funds in which the sub-account invests. The average net assets are calculated using the net asset balances at the beginning and end of the year.

56

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(d)

These amounts represent the annualized contract expenses of the sub-account, consisting of distribution, mortality and expense charges, for each period indicated. The ratios include only those expenses that result in direct reduction to unit values. Charges made directly to the contract owners account through the redemption of units and expenses of the Funds have been excluded. For additional information on charges and deductions, see Note 4.

(e)

These amounts represent the total return for the periods indicated, including changes in the value of the Funds, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each of the periods indicated or from the effective date through the end of the reporting period. Because the total return is presented as a range of minimum and maximum values, based on the product grouping representing the minimum and maximum expense ratios, some individual contract total returns are not within the ranges presented.

7.	Subsequent Events

Management considered Separate Accounts related events and transactions that occurred after the date of the Statement of Assets and Liabilities, but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that required additional disclosures. Management has evaluated events through the date the financial statements were issued.

8.	Separate Account Mergers

At the close of business on November 29, 2019, American General Life Insurance Company Variable Account II (AGL Sep II), Separate Account VUL (AGL VUL), and Separate Account VUL-2 (AGL VUL-2) were consolidated with and into the Separate Account. AGL Sep II, AGL VUL and AGL VUL-2 existed as segregated investment accounts established by the Company to receive and invest premium payments from variable universal life insurance policies issued by the Company. In effect, the consolidation resulted in the transfer of all subaccounts in AGL Sep II, AGL VUL and AGL VUL-2 to the Separate Account. The purpose of the Consolidation was to reduce the ongoing administrative costs and inefficiencies associated with maintaining multiple Separate Accounts, each with its own recordkeeping and reporting requirements. Activity from operations and contract transactions for the consolidating separate accounts that occurred after November 29, 2019 is included in the Statement of Operations and Changes in Net Assets.

The summary below presents the shares, net asset value per share, fair value, cost of shares held, due to/from general account and net assets held for the subaccounts from each of the separate accounts that consolidated into the Separate Account on November 29, 2019:

The following table shows the assets merged in from AGL Sep II.

Sub-accounts	CUSIP	Shares	Net Asset Value per Share	Shares at Fair Value	Cost of Shares Held	Due from (to) Company’s General Account, Net	Net Assets
AB VPS Balanced Wealth Strategy Portfolio Class A	018792440	17,533	$10.04	$176,034	$197,260	$-	$176,034
AB VPS Global Thematic Growth Portfolio Class A	018792770	39,101	32.58	1,273,921	827,220	-	1,273,921
AB VPS Growth and Income Portfolio Class A	018792101	58,643	29.91	1,754,021	1,525,550	-	1,754,021
AB VPS Intermediate Bond Portfolio Class A	018792606	2,416	10.73	25,921	26,495	-	25,921
AB VPS Large Cap Growth Portfolio Class A	018792408	396,945	59.72	23,705,576	20,790,023	1,054	23,706,631
AB VPS Small Cap Growth Portfolio Class A	018792796	28,485	19.57	557,456	481,684	-	557,456
American Century VP Capital Appreciation Fund Class I	024936304	17,507	15.74	275,564	255,347	-	275,564
American Century VP Disciplined Core Value Fund Class I	024936601	15,950	9.85	157,111	150,301	-	157,111
AST SA PGI Asset Allocation Portfolio Class 1	03311Y855	20,232	13.82	279,610	288,787	-	279,610
AST SA Wellington Capital Appreciation Portfolio Class 1	03311Y301	101,172	43.62	4,413,140	4,360,505	-	4,413,140
AST SA Wellington Government and Quality Bond Portfolio Class 1	03311Y889	14,911	15.43	230,081	225,056	-	230,081
BNY Mellon Stock Index Fund, Inc. Initial Shares	09661P105	85,309	58.45	4,986,335	3,454,527	-	4,986,335
Fidelity VIP Asset Manager Portfolio Initial Class	922175203	47,383	15.20	720,218	714,857	-	720,218
Fidelity VIP Contrafund Portfolio Initial Class	922175500	58,333	36.40	2,123,331	1,865,024	-	2,123,331
Fidelity VIP Government Money Market Portfolio Initial Class	922174107	1,556,074	1.00	1,556,074	1,556,074	-	1,556,074
Fidelity VIP Growth Portfolio Initial Class	922174404	60,012	76.38	4,583,707	3,076,302	-	4,583,707

57

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Sub-accounts	CUSIP	Shares	Net Asset Value per Share	Shares at Fair Value	Cost of Shares Held	Due from (to) Company’s General Account, Net	Net Assets
Fidelity VIP High Income Portfolio Initial Class	922174206	76,187	$5.56	$423,601	$415,542	$-	$423,601
Fidelity VIP Investment Grade Bond Portfolio Initial Class	922175104	32,428	13.46	436,483	418,840	-	436,483
Fidelity VIP Overseas Portfolio Initial Class	922174503	12,968	22.65	293,717	241,940	-	293,717
Invesco Oppenheimer V.I. Global Fund Series I	00900X504	11,808	41.49	489,908	449,341	-	489,908
Invesco Oppenheimer V.I. Main Street Fund Series I	00900X827	22,186	28.56	633,620	586,416	-	633,620
Invesco V.I. American Franchise Fund Series I	00888X799	9,059	64.93	588,188	460,407	-	588,188
Invesco V.I. International Growth Fund Series I	008892507	17,764	37.69	669,531	603,762	-	669,531
JPMorgan Insurance Trust Core Bond Portfolio Class 1	480906700	9,226	11.28	104,068	101,982	-	104,068
JPMorgan Insurance Trust U.S. Equity Portfolio Class 1	480906106	10,732	31.21	334,932	253,853	-	334,932
Neuberger Berman AMT Short Duration Bond Portfolio Class I	007575301	5,956	10.55	62,832	62,720	-	62,832
Neuberger Berman AMT Sustainable Equity Portfolio Class I	641222609	7,817	26.08	203,872	203,496	4,773	208,645
SAST SA AB Growth Portfolio Class 1	86703T774	148,376	49.16	7,294,144	5,994,320	-	7,294,144
SAST SA Columbia Technology Portfolio Class 1	86703T675	38,045	7.45	283,432	202,275	-	283,432
SAST SA DFA Ultra Short Bond Portfolio Class 1	86703T402	51,319	10.62	545,003	542,974	-	545,003
SAST SA Dogs of Wall Street Portfolio Class 1	86703T782	36,870	13.95	514,342	452,437	-	514,342
SAST SA Federated Hermes Corporate Bond Portfolio Class 1	86703T501	28,484	13.43	382,537	372,384	-	382,537
SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 1	86703T204	28,321	13.97	395,643	407,144	-	395,643
SAST SA Goldman Sachs Global Bond Portfolio Class 1	86703T600	29,446	11.19	329,496	331,027	-	329,496
SAST SA Invesco Growth Opportunities Portfolio Class 1	86703T659	16,617	8.60	142,904	144,460	-	142,904
SAST SA Invesco Main Street Large Cap Portfolio Class 1	86703T816	28,793	21.88	629,982	459,978	-	629,982
SAST SA Janus Focused Growth Portfolio Class 1	86704C861	56,626	16.07	909,986	715,696	-	909,986
SAST SA JPMorgan Diversified Balanced Portfolio Class 1	86703T881	70,450	18.65	1,313,890	1,301,867	-	1,313,890
SAST SA JPMorgan Emerging Markets Portfolio Class 1	86703T303	60,970	7.98	486,538	491,458	-	486,538
SAST SA JPMorgan Equity-Income Portfolio Class 1	86703T824	83,564	35.29	2,948,975	2,412,778	-	2,948,975
SAST SA JPMorgan Global Equities Portfolio Class 1	86703T717	22,780	18.32	417,326	425,061	-	417,326
SAST SA JPMorgan MFS Core Bond Portfolio Class 1	86703T808	7,421	9.23	68,492	67,182	-	68,492
SAST SA JPMorgan Mid-Cap Growth Portfolio Class 1	86703T733	191,232	19.43	3,715,642	3,062,575	-	3,715,642
SAST SA Legg Mason BW Large Cap Value Portfolio Class 1	86703T790	124,964	20.39	2,548,016	2,667,192	-	2,548,016
SAST SA MFS Blue Chip Growth Portfolio Class 1	86703T667	4,773	13.09	62,480	45,363	-	62,480
SAST SA MFS Massachusetts Investors Trust Portfolio Class 1	86703T766	24,540	23.19	569,085	489,250	-	569,085
SAST SA MFS Total Return Portfolio Class 1	86703T873	41,241	18.88	778,621	714,591	-	778,621
SAST SA Morgan Stanley International Equities Portfolio Class 1	86703T691	49,019	9.91	485,774	468,357	-	485,774
SAST SA PineBridge High-Yield Bond Portfolio Class 1	86703T709	57,972	5.37	311,310	331,432	-	311,310
SAST SA Putnam International Growth and Income Portfolio Class 1	86703T105	50,035	9.68	484,337	478,570	-	484,337
SAST SA WellsCap Aggressive Growth Portfolio Class 1	86703T725	88,216	23.24	2,050,144	1,311,637	-	2,050,144
VanEck VIP Emerging Markets Fund Initial Class	921082608	11,434	14.42	164,877	144,624	-	164,877
VanEck VIP Global Hard Assets Fund Initial Class	921082301	6,464	17.35	112,156	160,646	-	112,156

The following table contains the funds merged in from AGL VUL.

Sub-accounts	CUSIP	Shares	Net Asset Value per Share	Shares at Fair Value	Cost of Shares Held	Due from (to) Company’s General Account, Net	Net Assets
EQ Premier VIP EQ/Core Plus Bond Portfolio Class A	404992646	7,481	$3.95	$29,564	$28,744	$-	$29,564
EQ Advisors Multimanager Aggressive Equity Portfolio Class 1A	404992471	10,621	71.22	756,454	446,941	-	756,454
EQ/Common Stock Index Portfolio Class 1A	404992505	67,362	37.45	2,522,526	1,385,742	-	2,522,526
EQ/International Equity Index Portfolio Class 1A	404992661	28,564	9.83	280,677	247,937	-	280,677
EQ/Moderate Allocation Portfolio Class A	404992497	38,702	14.28	552,500	536,214	-	552,500
EQ/Money Market Portfolio Class 1A	404992687	20,021	1.00	20,032	20,031	-	20,032
Fidelity VIP Contrafund Portfolio Initial Class	922175500	10,558	36.40	384,314	362,244	-	384,314
Fidelity VIP Growth Portfolio Initial Class	922174404	1,021	76.38	77,978	68,574	-	77,978
Fidelity VIP Index 500 Portfolio Initial Class	922175302	186	316.46	59,019	53,070	-	59,019
Fidelity VIP Investment Grade Bond Portfolio Initial Class	922175104	8,116	13.46	109,238	102,711	-	109,238
VALIC Company I Mid Cap Index Fund	91915R806	7,890	26.29	207,438	183,187	-	207,438
VALIC Company I Nasdaq-100 Index Fund	91915R871	4,737	16.64	78,821	65,986	-	78,821
VALIC Company I Science & Technology Fund	91915R749	2,158	29.65	63,990	64,003	-	63,990

58

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The following table contains the funds merged in from AGL VUL-2.

Sub-accounts	CUSIP	Shares	Net Asset Value per Share	Shares at Fair Value	Cost of Shares Held	Due from (to) Company’s General Account, Net	Net Assets
Fidelity VIP Asset Manager Growth Portfolio Initial Class	922175401	342,738	$18.99	$6,508,602	$5,544,550	$-	$6,508,602
Fidelity VIP Asset Manager Portfolio Initial Class	922175203	691,123	15.20	10,505,070	10,327,367	-	10,505,070
Fidelity VIP Contrafund Portfolio Initial Class	922175500	1,089,695	36.40	39,664,915	30,884,615	-	39,664,915
Fidelity VIP Equity-Income Portfolio Initial Class	922174305	1,329,037	23.51	31,245,658	27,172,722	-	31,245,658
Fidelity VIP Government Money Market Portfolio Initial Class	922174107	1,483,797	1.00	1,483,797	1,483,797	-	1,483,797
Fidelity VIP Growth Portfolio Initial Class	922174404	816,724	76.38	62,381,405	52,684,462	-	62,381,405
Fidelity VIP High Income Portfolio Initial Class	922174206	329,105	5.56	1,829,824	1,816,817	-	1,829,824
Fidelity VIP Index 500 Portfolio Initial Class	922175302	122,896	316.46	38,891,709	18,659,178	-	38,891,709
Fidelity VIP Investment Grade Bond Portfolio Initial Class	922175104	184,533	13.46	2,483,812	2,361,443	-	2,483,812
Fidelity VIP Overseas Portfolio Initial Class	922174503	310,019	22.65	7,021,926	5,371,760	-	7,021,926
MFS VIT Growth Series Initial Class	55273F100	287,198	57.84	16,611,523	9,780,317	-	16,611,523
MFS VIT II Core Equity Portfolio Initial Class	55274F364	310,341	24.02	7,454,384	7,176,686	-	7,454,384
MFS VIT Investors Trust Series Initial Class	55273F407	103,745	32.20	3,340,592	2,599,958	-	3,340,592
MFS VIT Research Series Initial Class	55273F308	194,673	28.65	5,577,393	4,777,226	-	5,577,393
MFS VIT Total Return Series Initial Class	55273F506	192,544	24.44	4,705,767	4,140,901	-	4,705,767
MFS VIT Utilities Series Initial Class	55273F605	242,108	34.03	8,238,943	6,811,663	-	8,238,943

The consolidation did not affect the rights, obligations, or terms of the policyholders. Additionally, the consolidation had no tax consequences on the policyholders, or the Separate Account.

59

American General Life Insurance Company Audited Statutory Financial Statements At December 31, 2020 and 2019 and for each of the three years ended December 31, 2020

AMERICAN GENERAL LIFE INSURANCE COMPANY

TABLE OF CONTENTS TO AUDITED STATUTORY FINANCIAL STATEMENTS AND SUPPLEMENTAL INFORMATION

SUPPLEMENTAL INFORMATION
Supplemental Schedule of Assets and Liabilities	82
Supplemental Investment Risks Interrogatories	84
Supplemental Summary Investment Schedule	90
Supplemental Schedule of Reinsurance Disclosures	91

Report of Independent Auditors

To the Board of Directors and Shareholders of American General Life Insurance Company

We have audited the accompanying statutory financial statements of American General Life Insurance Company (the “Company”), an indirect, wholly-owned subsidiary of American International Group, Inc., which comprise the statutory statements of admitted assets, liabilities and capital and surplus as of December 31, 2020 and 2019, and the related statutory statements of operations and changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2020.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Texas Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Texas Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2020 and 2019, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2020.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2020 and 2019, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2020, in accordance with the accounting practices prescribed or permitted by the Texas Department of Insurance described in Note 2.

Other Matter

Our audit was conducted for the purpose of forming an opinion on the statutory-basis financial statements taken as a whole. The Supplemental Schedule of Assets and Liabilities, Supplemental Investment Risks Interrogatories, Supplemental Summary Investment Schedule, and Supplemental Schedule of Reinsurance Disclosures (collectively, the “supplemental schedules”) of the Company as of December 31, 2020 and for the year then ended are presented to comply with the National Association of Insurance Commissioners’ Annual Statement Instructions and Accounting Practices and Procedures Manual and for purposes of additional analysis and are not a required part of the statutory-basis financial statements. The supplemental schedules are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory-basis financial statements. The supplemental schedules have been subjected to the auditing procedures applied in the audit of the statutory-basis financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the statutory-basis financial statements or to the statutory-basis financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the supplemental schedules are fairly stated, in all material respects, in relation to the statutory-basis financial statements taken as a whole.

/s/ PricewaterhouseCoopers LLP

Houston, Texas

April 23, 2021

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL AND SURPLUS

	December 31,

(in millions)	2020	2019

Admitted assets

Cash and investments

Bonds	$105,020	$98,988

Preferred stock	85	299

Common stock	1,019	669

Cash, cash equivalents and short-term investments	1,059	446

Mortgage loans	21,378	21,446

Real estate	9	184

Contract loans	1,235	1,264

Derivatives	975	625

Securities lending reinvested collateral assets	1,692	1,283

Derivative cash collateral	14	26

Other invested assets	5,441	4,934

Total cash and investments	137,927	130,164

Amounts recoverable from reinsurers	364	366

Amounts receivable under reinsurance contracts	294	789

Current federal income tax recoverable	-	68

Deferred tax asset	759	618

Due and accrued investment income	1,412	1,407

Premiums due, deferred and uncollected	234	156

Receivables from affiliates	124	180

Other assets	980	1,015

Separate account assets	63,095	57,530

Total admitted assets	$205,189	$192,293

See accompanying Notes to Statutory Financial Statements.

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL AND SURPLUS (CONTINUED)

	December 31,

(in millions, except per share data)	2020	2019

Liabilities

Policy reserves and contractual liabilities

Life and annuity reserves	$101,264	$97,632

Liabilities for deposit-type contracts	13,034	12,038

Accident and health reserves	756	766

Premiums received in advance	9	12

Policy and contract claims	728	540

Policyholder dividends	16	17

Total policy reserves and contractual liabilities	115,807	111,005

Payable to affiliates	250	267

Interest maintenance reserve	2,002	1,605

Federal income taxes payable	3	-

Derivatives	238	227

Payable for securities lending	1,679	1,452

Repurchase agreements	119	68

Collateral for derivatives program	619	356

Funds held under coinsurance	11,517	11,253

Accrued expenses and other liabilities	1,638	1,885

Net transfers from separate accounts due or accrued	(1,385)	(1,601)

Asset valuation reserve	2,096	1,957

Separate account liabilities	63,095	57,530

Total liabilities	197,678	186,004

Commitments and contingencies (see Note 20)

Capital and surplus

Common stock, $10 par value; 600,000 shares authorized, issued and outstanding	6	6

Preferred stock, $100 par value; 8,500 shares authorized, issued and outstanding	1	1

Gross paid-in and contributed surplus	3,510	3,510

Special surplus funds	(128)	-

Unassigned surplus	4,122	2,772

Total capital and surplus	7,511	6,289

Total liabilities and capital and surplus	$205,189	$192,293

See accompanying Notes to Statutory Financial Statements.

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF OPERATIONS

	Years Ended December 31,

(in millions)	2020	2019	2018

Revenues

Premiums and annuity considerations	$10,941	$14,330	$(10,325)

Net investment income	6,035	6,103	6,243

Amortization of interest maintenance reserve	151	123	141

Reserve adjustments on reinsurance ceded	(2,069)	(2,360)	17,732

Commissions and expense allowances	646	730	814

Separate account fees	1,422	1,297	1,167

Other income	503	429	437

Total revenues	17,629	20,652	16,209

Benefits and expenses

Death benefits	811	547	260

Annuity benefits	2,563	2,515	1,537

Surrender benefits	6,857	7,303	7,119

Other benefits	668	643	271

Change in reserves	3,672	6,086	3,792

Commissions	962	1,143	1,131

General insurance expenses	928	913	828

Net transfers to (from) separate accounts	273	(192)	(774)

Other expenses	602	694	638

Total benefits and expenses	17,336	19,652	14,802

Net gain from operations before dividends to policyholders and federal income taxes	293	1,000	1,407

Dividends to policyholders	3	4	(13)

Net gain from operations after dividends to policyholders and before federal income taxes	290	996	1,420

Federal income tax expense	961	760	513

Net (loss) gain from operations	(671)	236	907

Net realized capital gains (losses), net of tax	640	(144)	(342)

Net (losses) income	$(31)	$92	$565

See accompanying Notes to Statutory Financial Statements.

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS

(in millions)	Common & Preferred Stock	Gross Paid- In and Contributed Surplus	Special Surplus Funds	Unassigned Surplus	Total Capital and Surplus

Balance, January 1, 2018	$7	$3,510	$-	$4,467	$7,984

Net income	-	-	-	565	565
Change in net unrealized capital gains (losses)	-	-	-	32	32
Change in net unrealized foreign exchange capital gains (losses)	-	-	-	(256)	(256)
Change in deferred tax	-	-	-	24	24
Change in non-admitted assets	-	-	-	(292)	(292)
Change in asset valuation reserve	-	-	-	(47)	(47)
Change in surplus from separate accounts	-	-	-	74	74
Other changes in surplus in separate accounts	-	-	-	(74)	(74)
Capital Changes:
Dividends to stockholder	-	-	-	(1,697)	(1,697)
Prior period corrections (see Note 2)	-	-	-	38	38

Balance, December 31, 2018	$7	$3,510	$-	$2,834	$6,351

Net income	-	-	-	92	92
Change in net unrealized capital gains (losses)	-	-	-	743	743
Change in net unrealized foreign exchange capital gains (losses)	-	-	-	207	207
Change in deferred tax	-	-	-	901	901
Change in non-admitted assets	-	-	-	(510)	(510)
Change in liability for reinsurance in unauthorized and certified companies	-	-	-	(1)	(1)
Change in reserve on account of change in valuation basis	-	-	-	22	22
Change in asset valuation reserve	-	-	-	(374)	(374)
Change in surplus from separate accounts	-	-	-	162	162
Other changes in surplus in separate accounts	-	-	-	(162)	(162)
Cumulative effect of changes in accounting principles	-	-	-	(318)	(318)
Capital Changes:
Change in surplus as a result of reinsurance	-	-	-	(12)	(12)
Dividends to stockholder	-	-	-	(890)	(890)
Prior period corrections (see Note 2)	-	-	-	(206)	(206)
Other changes	-	-	-	284	284

Balance, December 31, 2019	$7	$3,510	$-	$2,772	$6,289

Net loss	-	-	-	(31)	(31)
Change in net unrealized capital gains (losses)	-	-	-	155	155
Change in net unrealized foreign exchange capital gains (losses)	-	-	-	351	351
Change in deferred tax	-	-	-	850	850
Change in non-admitted assets	-	-	-	(643)	(643)
Change in reserve on account of change in valuation basis	-	-	-	47	47
Change in asset valuation reserve	-	-	-	(139)	(139)
Change in surplus from separate accounts	-	-	-	204	204
Other changes in surplus in separate accounts	-	-	-	(204)	(204)
Change in surplus as a result of reinsurance	-	-	-	(5)	(5)
Prior period corrections (see Note 2)	-	-	-	31	31
Reinsurance permitted practice	-	-	-	353	353
Other changes	-	-	(128)	381	253

Balance, December 31, 2020	$7	$3,510	$(128)	$4,122	$7,511

See accompanying Notes to Statutory Financial Statements.

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended December 31,

(in millions)	2020	2019	2018

Cash from operations
Premium and annuity considerations, collected, net of reinsurance	$10,930	$14,286	$11,771
Net investment income collected	5,508	5,563	5,468
Other income	298	(65)	(1,848)

Total revenue received	16,736	19,784	15,391
Benefits paid	10,280	11,381	9,107
Net transfers to separate accounts	56	17	(971)
Commissions and expenses paid	1,984	3,278	2,907
Dividends paid to policyholders	3	2	(10)
Federal income taxes paid	1,207	681	540

Total benefits and expenses paid	13,530	15,359	11,573

Net cash provided by operations	3,206	4,425	3,818

Cash from investments
Proceeds from investments sold, matured or repaid:
Bonds	20,811	20,870	18,960
Stocks	306	148	10
Mortgage loans	2,882	2,040	1,594
Real estate	168	38	36
Other invested assets	1,429	2,245	882
Derivatives	1,576	2,005	-
Securities lending reinvested collateral assets	-	-	2,066
Miscellaneous proceeds	256	100	1,235

Total proceeds from investments sold, matured or repaid	27,428	27,446	24,783
Cost of investments acquired:
Bonds	26,051	24,100	19,254
Stocks	451	489	325
Mortgage loans	2,752	4,459	4,157
Real estate	12	35	36
Other invested assets	1,537	2,500	1,343
Securities lending reinvested collateral assets	409	931	-
Miscellaneous purchases	200	9	1,309

Total cost of investments acquired	31,412	32,523	26,424

Net adjustment in contract loans	(26)	(40)	(33)

Net cash (used in) investing activities	(3,958)	(5,037)	(1,608)

Cash from financing and miscellaneous sources
Cash provided (applied):
Net deposits on (withdrawals from) deposit-type contracts	995	(393)	1,983
Dividends to Parent	-	(890)	(1,697)
Change in securities lending	227	1,005	(2,013)
Other, net	143	(211)	945

Net cash provided by (used in) financing and miscellaneous activities	1,365	(489)	(782)
Net increase (decrease) in cash, cash equivalents and short-term investments	613	(1,101)	1,428
Cash, cash equivalents and short-term investments at beginning of year	446	1,547	119

Cash, cash equivalents and short-term investments at end of year	$1,059	$446	$1,547

Non-cash activities, excluded from above:
Non-cash transfer from mortgage loans to other invested assets	$179	$-	$-
Non-cash transfer from common stocks to other invested assets	111	-	-
Non-cash transfer from other invested assets to bonds	59	-	-
Non-cash transfer from other invested assets to common stocks	47	57	-
Non-cash transfer from other invested assets to mortgage loans	31	5	787
Non-cash transfer from common stocks to bonds	-	22	-
Non-cash AIG Global Real Estate transactions	-	-	644
Non-cash Fortitude Re settlement	-	-	230
Non-cash Investment Real Estate sale	-	-	128

See accompanying Notes to Statutory Financial Statements.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS

American General Life Insurance Company (AGL or the Company), including its wholly owned subsidiaries, is a wholly owned subsidiary of AGC Life Insurance Company (AGC Life or the Parent), an indirect, wholly owned subsidiary of American International Group, Inc. (AIG Parent). AIG Parent is a holding company, which through its subsidiaries provides a wide range of property casualty insurance, life insurance, retirement products and other financial services to commercial and individual customers in more than 80 countries and jurisdictions. The term “AIG Parent” means American International Group, Inc. and not any of AIG Parent’s consolidated subsidiaries.

The Company is a stock life insurance company domiciled and licensed under the laws of the State of Texas and is subject to regulation by the Texas Department of Insurance (TDI). The Company is also subject to regulation by the states in which it is authorized to transact business. The Company is licensed in 49 states and the District of Columbia.

The Company is a leading provider in the United States of individual term and universal life insurance solutions to middle-income and high-net-worth customers, as well as a leading provider in the United States of fixed and variable annuities. AGL’s primary products include term life insurance, universal, variable universal and whole life insurance, accident and health insurance, single- and flexible-premium deferred fixed and variable annuities, fixed index deferred annuities, single-premium immediate and delayed-income annuities, private placement variable annuities, private placement variable universal life, structured settlements, corporate- and bank-owned life insurance, terminal funding annuities, guaranteed investment contracts, funding agreements, stable value wrap products and group benefits. The Company distributes its products through a broad multi-channel distribution network, which includes independent marketing organizations, independent insurance agents and financial advisors, banks, broker dealers, structured settlement brokers and benefit consultants and direct-to-consumer through AIG Direct Insurance Services, Inc. (AIG Direct).

SunAmerica Asset Management LLC (SAAMCo), together with its wholly owned distributor, AIG Capital Services, Inc., and its wholly owned servicing agent, SunAmerica Fund Services, Inc., represent the Company’s asset management operations. These companies earn fee income by managing, distributing and administering a diversified family of mutual funds, and variable subaccounts offered within the variable annuity and variable universal life products, and by distributing retail mutual funds and providing professional management of individual, corporate and pension plan portfolios.

The operations of the Company are influenced by many factors, including general economic conditions, financial condition of AIG Parent, monetary and fiscal policies of the United States federal government and policies of state and other regulatory authorities. The level of sales of the Company’s insurance and financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets and terms and conditions of competing products. The Company is exposed to the risks normally associated with a portfolio of fixed income securities, which include interest rate, option, liquidity and credit risks. The Company controls its exposure to these risks by, among other things, closely monitoring and managing the duration and cash flows of its assets and liabilities, monitoring and limiting prepayments and extension risk in its portfolio, maintaining a large percentage of the Company’s portfolio in highly liquid securities, engaging in a disciplined process of underwriting, and reviewing and monitoring credit risk.

The Company is also exposed to market risk, policyholder behavior risk and mortality/longevity risk. Market volatility and other equity market conditions may affect the Company’s exposure to risks related to guaranteed death benefits and guaranteed living benefits on variable annuity products, and may reduce fee income on variable product assets held in separate accounts. Such guaranteed benefits are sensitive to equity and interest rate market conditions.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The financial statements of the Company are presented on the basis of accounting practices prescribed or permitted by the TDI. These accounting practices vary in certain respects from accounting principles generally accepted in the United States of America (U.S. GAAP), as described herein.

The TDI recognizes only statutory accounting practices (SAP) prescribed or permitted by the State of Texas for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under the Texas Insurance Law. The National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by the State of Texas.

The state has adopted certain prescribed accounting practices that differ from those found in the NAIC SAP. In 1984, the Company increased the value of its home office real estate properties to reflect the then current market value in accordance with prescribed guidance. On January 2, 2020, the Company entered in a sales/leaseback transaction on the above mentioned properties, therefore the prescribed accounting practice no longer applies for 2020. Please refer to note 21 for further detail.

Effective December 31, 2015 and subsequent reporting periods through September 30, 2019, AGL received approval from the TDI to apply a permitted practice in its financial statements allowing AGL to use the criteria established in Actuarial Guideline 43, instead of the criteria established in Statement of Statutory Accounting Principles (“SSAP”) No. 86, “Accounting for Derivative Instruments and Hedging, Income Generation, and Replication (Synthetic Asset) Transactions” to determine if a hedge was effective for certain interest rate swaps that were used to hedge guaranteed minimum withdrawal benefits. Thus, specific interest rate swaps that AGL determined were effective hedges were reported at amortized cost, pursuant to the accounting guidance set forth in SSAP 86.

Effective December 31, 2017, AGL received approval from the TDI expanding the aforementioned permitted practice to also include swaptions in its 2017 Annual Statement and subsequent reporting periods through September 30, 2019. Upon adoption, the effect of the original and expanded permitted practices were respectively reported as changes in accounting principle, consistent with SSAP No. 3, “Accounting Changes and Corrections of Errors”.

Upon expiration of the above permitted practices for swaps and swaptions subsequent to September 30, 2019, AGL applied the guidance in SSAP 86 and recognized this change in accounting principle as of the beginning of the year (i.e., January 1, 2019), as required by SSAP 3, which decreased AGL’s surplus by approximately $318 million at January 1, 2019. Subsequent to January 1, 2019, application of guidance in SSAP 86 to AGL’s hedging instruments (swaps and swaptions) increased AGL’s surplus by approximately $0.9 billion, primarily due to the recognition of unrealized gains. AGL began prospectively accounting for the subject interest rate derivatives that hedge interest rate risk related to guaranteed minimum withdrawal benefits under SSAP 108 guidance effective January 1, 2020. The adoption of SSAP 108 coincided with the implementation of the related reserve guidance in the NAIC Valuation Manual (VM) subsection 21 (VM 21), Requirements for Principle-Based Reserves for Variable Annuities.

In addition, AGL received a new permitted practice with respect to an excess of loss reinsurance agreement (the “XoL Agreement”) for the reporting period ending December 31, 2019 as follows:

Effective December 31, 2019 and subsequent reporting periods through September 30, 2020, AGL received approval from the TDI to apply a permitted practice in its financial statements allowing AGL to recognize an admitted asset related to the notional value of coverage defined in the XoL Agreement. This asset is reported in Other assets in the balance sheet. The XoL Agreement has a 20 year term and provides coverage to AGL for aggregate claims incurred during the agreement term associated with guaranteed minimum withdrawal benefits on certain fixed index annuities generally issued prior to April 2019 (“Block 1”) exceeding an attachment point defined in the XoL agreement. The permitted practice allows AGL to manage its reserves in a manner more in line with anticipated principle-based reserving requirements under development for fixed index annuities. As a condition for approving the permitted practice, the TDI imposed certain conditions relating to the permitted practice.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Effective October 1, 2020 and subsequent reporting periods through September 30, 2023, this permitted practice was expanded to similarly recognize an additional admitted asset related to the notional value of coverage defined in a separate excess of loss agreement. This additional reinsurance agreement has a 25 year term and provides coverage to AGL for aggregate excess of loss claims associated with guaranteed minimum withdrawal benefits on a block of fixed index annuities generally issued in April 2019 or later, including certain new business issued after the effective date (“Block 2”). In addition, effective December 31, 2020, this expanded permitted practice also extended the term of the permitted practice for Block 1 from September 30, 2020 to September 30, 2023. The reinsurance agreement covering contracts in Block 1 was also amended to conform certain provisions to be consistent with the Block 2 reinsurance agreement. These assets are approximately $600 million in total and are reported in Other assets on the balance sheet. The permitted practice allows AGL to manage its reserves in a manner more in line with anticipated principle-based reserving requirements under development for fixed index annuities. As a condition for approving the permitted practice, the TDI imposed certain conditions relating to the permitted practice.

At December 31, 2020 the company had five non-conforming Credit Tenant Loans (CTLs) for $36 million that had been filed with the SVO and reported on schedule D-1 and not on schedule BA.

The Insurance Commissioner of the State of Texas has the right to permit other specific practices that deviate from prescribed practices.

The following table presents a reconciliation of the Company’s net income and capital and surplus between NAIC SAP basis and the basis including practices prescribed or permitted by the State of Texas:

			December 31,

(in millions)	SSAP	#	2020	2019	2018

NET INCOME

State basis			$(31)	$92	$565

State permitted practices that increase (decrease) NAIC SAP:
Effective interest rate hedges – NII	86		-	-	47
Effective interest rate hedges - RG(L)			-	-	12

Net (loss) income, NAIC SAP			$(31)	$92	$624

SURPLUS

State basis			$7,511	$6,289	$6,351
State permitted practices that increase (decrease) NAIC SAP:
Effective interest rate hedges	86		-	-	(403)
XoL reinsurance agreement	4		(614)	(284)	-
State prescribed practices that increase (decrease) NAIC SAP:
Depreciation of home office property	40R		-	(24)	(24)
Non-conforming CTLs	1		36	-	-
Non-conforming CTLs	1		(36)	-	-

Statutory capital and surplus, NAIC SAP			$6,897	$5,981	$5,924

In the event AGL had not employed any or all of these permitted and prescribed practices, AGL’s risk-based capital (RBC) would not have triggered a regulatory event.

Certain prior year amounts have been reclassified to conform to the current year presentation.

Use of Estimates

The preparation of financial statements in conformity with accounting practices prescribed or permitted by the TDI requires management to make estimates and assumptions that affect the reported amounts in the statutory financial statements and the accompanying notes. It also requires disclosure of contingent assets and liabilities at the date of the statutory financial statements and the reported amounts of revenue and expense during the period. The areas of significant judgments and estimates include the following:

•	application of other-than-temporary impairments (OTTI);

•	estimates with respect to income taxes, including recoverability of deferred tax assets (DTA);

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

•	fair value measurements of certain financial assets; and

•	policy reserves for life, annuity and accident and health insurance contracts, including guarantees.

These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from the assumptions used, the Company’s Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus, Statutory Statements of Operations and Statutory Statements of Cash Flows could be materially affected.

Significant Accounting Policies

Bonds not backed by other loans are carried at amortized cost except for those with a NAIC designation of “6” or “6*”. Bonds with a NAIC 6 designation are carried at the lower of amortized cost or fair value, with unrealized losses charged directly to unassigned surplus. Bonds that have not been filed and have not received a designation in over one year from the NAIC’s Investment Analysis Office (IAO) receive a “6*” designation and are carried at zero, with the unrealized loss charged directly to unassigned surplus. Bonds filed with the IAO which receive a “6*” designation may carry a value greater than zero. Securities are assigned a NAIC 5* designation if the Company certifies that (1) the documentation necessary to permit a full credit analysis does not exist, (2) the issuer or obligor is current on all contracted interest and principal payments and (3) the Company has an actual expectation of ultimate repayment of all contracted interest and principal. Securities with NAIC 5* designations are deemed to possess the credit characteristics of securities assigned a NAIC 5 designation. The discount or premium on bonds is amortized using the effective yield method.

Loan-backed and structured securities (LBaSS) include residential mortgage-backed securities (RMBS), commercial mortgage-backed securities (CMBS), asset-backed securities (ABS), pass-thru securities, lease-backed securities, equipment trust certificates, loan-backed securities issued by special purpose corporations or trusts, and securities where there is not direct recourse to the issuer. LBaSS are carried on a basis consistent with that of bonds not backed by loans. Income recognition for LBaSS is determined using the effective yield method and estimated cash flows. Prepayment assumptions for single-class and multi-class mortgage-backed securities (MBS) and ABS were obtained from an outside vendor or internal estimates. The Company uses independent pricing services and broker quotes in determining the fair value of its LBaSS. The Company uses the retrospective adjustment method to account for the effect of unscheduled payments affecting high credit quality securities, while securities with less than high credit quality and securities for which the collection of all contractual cash flows is not probable are both accounted for using the prospective adjustment method.

RBC charges for LBaSS are based on the final NAIC designations, which are determined with a multi-step approach. The initial designation is used to determine the carrying value of the security. The final NAIC designation is used for reporting and affects RBC. The final NAIC designation is determined in one of three ways. The final NAIC designation for most RMBS and CMBS is determined by financial modeling conducted by BlackRock. RMBS and CMBS that are not financially modeled, primarily due to a lack of publicly available information and most remaining LBaSS are subject to a modified designation based on an NAIC matrix and the Company’s statement value for the security. For credit tenant loans, equipment trust certificates, any corporate-like securities rated by the NAIC’s IAO, interest only securities, and those securities with an original NAIC designation of 5, 5*, 6 or 6*, the final NAIC designation is based on the IAO or Credit Rating Provider rating and is not subject to a modified designation or financial modeling.

Short sale is the sale of a security which is not owned by the Company at the time of sale. Short sales are normally settled by the delivery of a security borrowed by or on behalf of seller. A short sale as defined in Statement of Statutory Accounting Principle (SSAP) No. 103 “Transfers and Servicing of Financial Assets and Extinguishments of Liabilities” is reported as a contra-asset (negative asset) initially reported at fair value, with changes in fair value recognized as unrealized gains and losses.

Preferred stocks with NAIC designations of “1” through “3” are carried at amortized cost. All other preferred stocks are stated at the lower of cost, amortized cost or fair value, with unrealized capital losses charged directly to unassigned surplus. Provisions made for impairment are recorded as realized capital losses when declines in fair value are determined to be other than temporary.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Unaffiliated common stocks are carried at fair value, with unrealized capital gains and losses credited or charged directly to unassigned surplus. Provisions made for impairment are recorded as realized capital losses when declines in fair value are determined to be other than temporary. For Federal Home Loan Bank (FHLB) capital stock, which is only redeemable at par, the fair value shall be presumed to be par, unless considered other-than-temporarily impaired.

The Company has no investments in insurance subsidiary, controlled, and affiliated (SCA) entities. Investments in non-insurance SCA entities are recorded based on the equity of the investee per audited financial statements prepared pursuant to U.S. GAAP, which is adjusted to a statutory basis of accounting, if applicable. All investments in non-insurance SCA entities for which either audited U.S. GAAP financial statements or audited foreign GAAP basis financial statements that include a footnote reconciling net income and equity on a foreign GAAP basis to U.S. GAAP are not available, are non-admitted as assets. Undistributed equity in earnings of affiliates is included in unassigned surplus as a component of unrealized capital gains or losses. Dividends received from such affiliates are recorded as investment income when declared.

Mortgage and mezzanine real estate loans are carried at unpaid principal balances less allowances for credit losses and plus or minus adjustments for the accretion or amortization of discount or premium. Interest income on performing loans is accrued as earned.

Mortgage loans are considered impaired when collection of all amounts due under contractual terms is not probable. Impairment is measured using either i) the present value of expected future cash flows discounted at the loan’s effective interest rate, ii) the loan’s observable market price, if available, or iii) the fair value of the collateral if the loan is collateral dependent. An allowance is typically established for the difference between the impaired value of the loan and its current carrying amount. Additional allowance is established for incurred but not specifically identified impairments, based on statistical models primarily driven by past due status, debt service coverage, loan-to-value ratio, property occupancy, profile of the borrower and of the major property tenants, and economic trends in the market where the property is located. When all or a portion of a loan is deemed uncollectible, the uncollectible portion of the carrying amount of the loan is charged off against the allowance.

Real estate consists of properties occupied by the Company, properties held for the production of income and properties held for sale. Properties occupied by the Company and held for the production of income are carried at depreciated cost, less encumbrances, unless events or circumstances indicate the carrying amount of the asset (amount prior to reduction for encumbrances) may not be recoverable. Properties held for sale are carried at the lower of its depreciated cost or fair value less estimated costs to sell the property and net of encumbrances. Real estate obtained through foreclosure, in satisfaction of a loan, is recorded at the time of foreclosure at the lower of fair value as determined by acceptable appraisal methodologies, or the carrying amount of the related loan. Land is reported at cost.

Cash, cash equivalents and short-term investments include cash on hand and amounts due from banks and highly liquid debt instruments that have original maturities within one year of date of purchase and are carried at amortized cost. Short-term investments include interest-bearing money market funds, investment pools and other investments with original maturities within one year from the date of purchase.

Contract loans are carried at unpaid balances, which include unpaid principal plus accrued interest, including 90 days or more past due. All loan amounts in excess of the contract cash surrender value are considered non-admitted assets.

Derivative instruments used in hedging transactions that meet the criteria of a highly effective hedge are reported in a manner consistent with the hedged asset or liability (hedge accounting). Changes in statement value or cash flow of derivatives that qualify for hedge accounting are recorded consistent with the changes in the statement value or cash flow of the hedged asset or liability. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge (ineffective hedges) are accounted for at fair value and the changes in fair value are recorded as unrealized gains or losses.

Statement of Statutory Accounting Principles (SSAP) 108, Derivatives Hedging Variable Annuity Guarantees, was used as allowed in 2020. SSAP 108 allows special accounting treatment for limited derivatives hedging variable annuity guarantee benefits subject to fluctuation as a result of interest rate sensitivity.

Hedge accounting was not used for any derivative instruments in 2020 or 2019.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Other invested assets principally consist of investments in limited partnerships and limited liability companies. Investments in these assets, except for joint ventures, partnerships and limited liability companies with a minor ownership interest, are reported using the equity method. Under SAP, such investments are generally reported based on audited U.S. GAAP equity of the investee, with subsequent adjustment to a statutory basis of accounting, if applicable.

Joint ventures, partnerships and limited liability companies in which the Company has a minor ownership interest (i.e., less than 10 percent) or lacks control, are generally recorded based on the underlying audited U.S. GAAP equity of the investee, with some prescribed exceptions. SAP allows the use of (a) the U.S. GAAP equity as set forth in the footnote reconciliation of foreign GAAP equity and income to U.S. GAAP within audited foreign GAAP financial statements or (b) the International Financial Reporting Standards (IFRS) basis equity in audited IFRS financial statements as an acceptable basis for the valuation of minor/non-controlled investments. The audited U.S. tax basis equity may also be used in certain circumstances.

All other investments in entities for which audited U.S. GAAP financial statements, or another acceptable audited basis of accounting as described above were not available have been non-admitted as assets. Undistributed accumulated earnings of such entities are included in unassigned surplus as a component of unrealized capital gains or losses. Distributions received that are not in excess of the undistributed accumulated earnings are recognized as investment income. Impairments that are determined to be other than temporary are recognized as realized capital losses.

Securities lending and repurchase agreements: The Company has a securities lending program, which was approved by its Board of Directors and lends securities from its investment portfolio to supplement liquidity or for other uses as deemed appropriate by management. Under the program, securities are lent to financial institutions, and in return the Company receives cash as collateral equal to 102 percent of the fair value of the loaned securities. The cash collateral received is invested in short-term investments that may be sold or repledged or partially used for short-term liquidity purposes based on conservative cash flow forecasts. Securities lent by the Company under these transactions may be sold or repledged by the counterparties. The liability for cash collateral received is reported in payable for securities lending in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus. The Company monitors the fair value of securities loaned and obtains additional collateral as necessary. At the termination of the transactions, the Company and its counterparties are obligated to return the collateral provided and the securities lent, respectively. These transactions are treated as secured financing arrangements.

In addition, the Company is a party to secured financing transactions involving securities sold under agreements to repurchase (repurchase agreements), in which the Company transfers securities in exchange for cash, with an agreement by the Company to repurchase the same or substantially similar securities on agreed upon dates specified in the agreements.

Investment income due and accrued is non-admitted from investment income for bonds and other invested assets when collection of interest is overdue by more than 90 days, or is uncertain, and for mortgage loans when loans are foreclosed, or delinquent in payment for greater than 90 days, or when collection of interest is uncertain.

Net realized capital gains and losses, which are determined by using the specific identification method, are reflected in income net of applicable federal income taxes and transfers to the interest maintenance reserve.

The Company regularly evaluates its investments for other-than-temporary impairment (OTTI) in value. The determination that a security has incurred an OTTI in value and the amount of any loss recognition requires the judgment of the Company’s management and a continual review of its investments.

For bonds, other than LBaSS, an OTTI shall be considered to have occurred if it is probable that the Company will not be able to collect all amounts due under the contractual terms in effect at the acquisition date of the debt security. If it is determined an OTTI has occurred, the cost basis of bonds are written down to fair value and the amount of the write-down is recognized as a realized capital loss.

For LBaSS, a non-interest related OTTI resulting from a decline in value due to fundamental credit problems of the issuer is recognized when the projected discounted cash flows for a particular security are less than its amortized cost. When a non-interest related OTTI occurs, the LBaSS is written down to the present value of future cash flows expected to be collected. An OTTI is also deemed to have occurred if the Company intends to sell the LBaSS or does not have

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

the intent and ability to retain the LBaSS until recovery. If the decline is interest-related, the LBaSS is written down to fair value.

In periods subsequent to the recognition of an OTTI loss, the Company generally accretes the difference between the new cost basis and the future cash flows expected to be collected, if applicable, as interest income over the remaining life of the security based on the amount and timing of estimated future cash flows.

Non-admitted assets are excluded from admitted assets and the change in the aggregate amount of such assets is reflected as a separate component of unassigned surplus. Non-admitted assets include all assets specifically designated as non-admitted and assets not designated as admitted, such as a negative IMR, a certain portion of DTAs, prepaid expenses, electronic data processing (EDP) equipment assets, agents’ balances or other receivables over 90 days. Non-admitted assets were $4.0 billion and $3.4 billion at December 31, 2020 and 2019, respectively.

Interest maintenance reserve (IMR) is calculated based on methods prescribed by the NAIC and was established to prevent large fluctuations in interest-related investment gains and losses resulting from sales (net of taxes) and interest-related OTTI (net of taxes). An OTTI occurs when the Company, at the reporting date, has the intent to sell an investment or does not have the intent and ability to hold the security before recovery of the cost of the investment. For LBaSS, if the Company recognizes an interest-related OTTI, the non-interest-related OTTI is recorded to the asset valuation reserve, and the interest-related portion to IMR. Such gains and losses are deferred into the IMR and amortized into income using the grouped method over the remaining contractual lives of the securities sold.

Asset valuation reserve (AVR) is used to stabilize surplus from fluctuations in the market value of bonds, stocks, mortgage loans, real estate, limited partnerships and other investments. Changes in the AVR are recorded as direct increases or decreases in surplus.

Separate account assets and liabilities generally represent funds for which the contract holder, rather than the Company, bears the investment risk. Separate account contract holders have no claim against the assets of the general account of the Company, except for certain guaranteed products. Separate account assets are generally reported at fair value. In addition, certain products with fixed guarantees and market-value-adjusted (MVA) fixed annuity contracts in which the assets are generally carried at amortized cost are required by certain states to be carried in a separate account. The operations of the separate accounts are excluded from the Statutory Statements of Operations and Statutory Statements of Cash Flows of the Company. The Company receives fees for assuming mortality and certain expense risks. Such fees are included in separate account fees in the Statutory Statements of Operations. Reserves for variable annuity contracts are provided in accordance with the Variable Annuity Commissioners’ Annuity Reserve Valuation Method (VACARVM) under subsection 21 of the Valuation Manual (“VM-21”) for 2020, and under Actuarial Guideline 43 (AG 43) for prior years. Reserves for variable universal life accounts are provided in accordance with subsection 20 of the Valuation Manual (“VM-20”) for new business issued in 2020, and in accordance with the Commissioners’ Reserve Valuation Method (CRVM) for policies issued prior to 2020.

Policy reserves are established according to different methods.

Life, annuity, and health reserves are developed by actuarial methods and are generally determined based on published tables using specified interest rates, mortality or morbidity assumptions, and valuation methods prescribed or permitted by statutes that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the TDI.

Principle-based reserving (“PBR”) is designed to tailor the reserving process to more closely reflect the risks of specific products, rather than the previous prescribed approach. Reserve requirements for AIG’s life insurance policies issued after January 1, 2020 are contained in subsection 20 of the Valuation Manual (“VM-20”), “Requirements for Principle-Based Reserves for Life Products”, policies issued prior to that date are reserved for using the Commissioners Reserve Valuation Method (“CRVM”). Under VM-20, these reserves are generally more sensitive to changes in actuarial assumptions.

The Company waives the deduction of deferred fractional premiums on the death of the life and annuity policy insured and returns any premium beyond the date of death. The Company reported additional reserves for surrender values in excess of the corresponding policy reserves.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The Company performs annual cash flow testing in accordance with the Actuarial Opinion and Memorandum Regulation to ensure adequacy of the reserves. Additional reserves are established where the results of cash flow testing under various interest rate scenarios indicate the need for such reserves or where the net premiums exceed the gross premiums on any insurance in force. Total cash flow testing reserves were $229 million at December 31, 2020.

A majority of the Company’s variable annuity products are issued with a guaranteed minimum death benefit (GMDB) which provides that, upon the death of a contractholder, the contractholder’s beneficiary will receive the greater of (1) the contractholder’s account value, or (2) a GMDB that varies by product. Depending on the product, the GMDB may equal the principal invested, adjusted for withdrawals; or the greatest contract value, adjusted for withdrawals, at the specified contract anniversaries; or the principal invested, adjusted for withdrawals, accumulated at the specified rate per annum. These benefits have issue age and other restrictions to reduce mortality risk exposure. The Company bears the risk that death claims following a decline in the financial markets may exceed contract holder account balances, and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided. Death benefits on GMDB policies generally reduce on a proportional basis or on a dollar-for-dollar basis when a partial withdrawal occurs.

Reserves for GMDB benefits are included in the VACARVM reserve. PBR is designed to tailor the reserving process to more closely reflect the risks of specific products, rather than the factor-based approach typically employed historically. Variable Annuity (“VA”) reserving requirements for 2020 are contained in subsection 21 of the Valuation Manual (“VM-21”), “Reserves for Variable Requirements for Principle-Based Annuities”, and replace the previous Actuarial Guideline XLVIII (“AG 43”) requirements, which also employed a principle-based approach. The Company fully applied VM-21 requirements to reserving for both new and existing VA contracts effective January 1, 2020. Prior to 2020, AG 43 required the Company to perform a stochastic valuation analysis of the total reserves held for all variable annuity contracts with GMDB. These reserves were derived by using the 70 percent Conditional Tail Expectation of the modeled reserves and were based on prudent estimate assumptions. In addition, a deterministic valuation was also performed using assumptions prescribed in AG 43. The greater of these two reserve balances was the AG 43 reserve. However, the Company was previously holding reserves at the C3 Phase II Total Asset Requirement level, which was higher than the AG 43 amount.

Life policies underwritten as substandard are charged extra premiums. Reserves are computed for a substandard policy by adding the reserve for an otherwise identical non-substandard policy plus a factor times the extra premium charge for the year. The factor varies by duration, type of plan, and underwriting. In addition, an extra mortality reserve is reported for ordinary life insurance policies classified as group conversions. Substandard structured settlement annuity reserves are determined by making a constant addition to the mortality rate of the applicable valuation mortality table so that the life expectancy on the adjusted table is equal to the life expectancy determined by the Company’s underwriters at issue.

The Company had $75.8 billion of insurance in-force and $1.5 billion of reserves as of December 31, 2020, and $97.7 billion of insurance in-force and $1.7 billion of reserves as of December 31, 2019, for which the gross premiums are less than the net premiums according to the standard of valuation set by the TDI.

Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula, except for universal life insurance and deferred annuity reserves, which include fund accumulations for which tabular interest has been determined from basic data. For the determination of tabular interest on funds not involving life contingencies, the actual credited interest is used.

Liabilities for deposit-type contracts, which include supplementary contracts without life contingencies and annuities certain, are based on the discounting of future payments at an annual statutory effective rate. Tabular interest on other funds not involving life contingencies is based on the interest rate at which the liability accrues.

Policy and contract claims represent the ultimate net cost of all reported and unreported claims incurred during the year. Reserves for unpaid claims are estimated using individual case-basis valuations and statistical analyses. Those estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary, as experience develops or new information becomes known; such adjustments are included in current operations.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Reserves for future policy benefits to be paid on life and accident and health policies, incurred in the statement period, but not yet reported, were established using historical data from claim lag experience. The data is aggregated from product specific studies performed on the Company’s business.

Premiums and annuity considerations and related expenses are recognized over different periods. Life premiums are recognized as income over the premium paying periods of the related policies. Annuity considerations are recognized as revenue when received. Premiums for deposit-type products are credited directly to the respective reserves and are not recorded in the Statutory Statement of Operations. Health premiums are earned ratably over the terms of the related insurance and reinsurance contracts or policies. Acquisition costs such as commissions and other expenses related to the production of new business are charged to the Statutory Statements of Operations as incurred.

Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

Annuity and deposit-type contract surrender benefits are reported on a cash basis, and include annuity benefits, payments under supplementary contracts with life contingencies, surrenders and withdrawals. Withdrawals from deposit-type contracts directly reduce the liability for deposit-type contracts and are not reported in the Statutory Statements of Operations.

General insurance expenses include allocated expenses pursuant to a cost allocation agreement. The Company purchases administrative, accounting, marketing and data processing services from AIG Parent or its subsidiaries and is charged based on estimated levels of usage, transactions or time incurred in providing the respective services. The allocation of costs for investment management services purchased from AIG Parent or its subsidiaries is based on the level of assets under management.

Federal income tax expense (benefit) is recognized and computed on a separate company basis pursuant to a tax sharing agreement with AIG Parent, because the Company is included in the consolidated federal income tax return of its ultimate parent, AIG Parent. To the extent that benefits for net operating losses, foreign tax credits or net capital losses are utilized on a consolidated basis, the Company would recognize tax benefits based upon the amount of those deductions and credits utilized in the consolidated federal income tax return. The federal income tax expense or benefit reflected in the Statutory Statements of Operations represents income taxes provided on income that is currently taxable, but excludes tax on the net realized capital gains or losses.

Income taxes on capital gains or losses reflect differences in the recognition of capital gains or losses on a statutory accounting basis versus a tax accounting basis. The most significant of such differences involve impairments of investments, which are recorded as realized losses in the Statutory Statements of Operations but are not recognized for tax purposes, and the deferral of net capital gains and losses into the IMR for statutory income but not for taxable income. Capital gains and losses on certain related-party transactions are recognized for statutory financial reporting purposes but are deferred for income tax reporting purposes until the security is sold to an outside party.

A deferred tax asset (DTA) or deferred tax liability (DTL) is included in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus, which reflects the expected future tax consequences of temporary differences between the statement values of assets and liabilities for statutory financial reporting purposes and the amounts used for income tax reporting purposes. The change in the net DTA or DTL is reflected in a separate component of unassigned surplus. Net DTA are limited in their admissibility.

Accounting Changes

Actuarial Change / Reserve PBR (VM-20 and VM-21)

Principle-based reserving (“PBR”) is designed to tailor the reserving process to more closely reflect the risks of specific products, rather than the previous prescribed approach. Reserve requirements for AIG’s life insurance policies issued after January 1, 2020 are contained in subsection 20 of the Valuation Manual (“VM-20”), “Requirements for Principle-Based Reserves for Life Products”, policies issued prior to that date are reserved for using the Commissioners Reserve Valuation Method (“CRVM”). Under VM-20, these reserves are generally more sensitive to changes in actuarial assumptions.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

PBR is designed to tailor the reserving process to more closely reflect the risks of specific products, rather than the factor-based approach typically employed historically. Variable Annuity (“VA”) reserving requirements are contained in subsection 21 of the Valuation Manual (“VM-21”), “Reserves for Variable Requirements for Principle-Based Annuities”, and replace the previous Actuarial Guideline XLVIII (“AG 43”) requirements, which also employed a principle-based approach. The Company fully applied VM-21 requirements to reserving for both new and existing VA contracts effective January 1, 2020. Under VM-21, these reserves are generally more sensitive to changes in interest rates. The impact of the implementation was $47 million.

SSAP 108

The Company adopted Statement of Statutory Accounting Principles (“SSAP”) 108, Derivatives Hedging Variable Annuity Guarantees, on January 1, 2020. The adoption of SSAP 108 coincided with the implementation of the related reserve guidance in VM-21 described above. The TDI approved, in December 2019, AGL’s plan to transition from a permitted practice to SSAP 86 in 2019 and from SSAP 86 to SSAP 108 in January 2020. The adoption of SSAP 86 was accounted for as a change in accounting principle as of the beginning of the previous year (i.e., January 1, 2019).

SSAP 108 allows special accounting treatment for limited derivatives hedging variable annuity guarantee benefits subject to fluctuation as a result of interest rate sensitivity. Accordingly, the statutory accounting guidance in this standard is considered a special accounting provision, only permitted if all the components in the standard are met. Prior to implementing a hedging program for application within the scope of this standard, a reporting entity must obtain explicit approval from its domiciliary state commissioner. As such, unlike most SSAPs, the guidance in SSAP 108 is not required to be adopted by all reporting entities that account for derivatives. The special accounting provision permits reporting entities to utilize a form of macro-hedging in which a portfolio of variable annuity policies are jointly designated as the host contracts containing the hedge item, in a fair value hedge, pursuant to a Clearly Defined Hedging Strategy defined within VM-21. AGL will dynamically hedge the interest rate risk of guaranteed minimum withdrawal benefits (“GMWB”) cash flows for variable annuities, defined as the fair value of rider claims, net of rider fees.

At inception and on an ongoing basis, the hedging relationship must be highly effective in achieving offsetting changes in fair value attributed to the hedged risk during the period that the hedge is designated. The term “highly effective” describes a fair value hedge relationship where the change in fair value of the derivative instrument is within 80 to 125 percent of the opposite change in fair value of the hedged item attributed to the hedged risk.

The guidance in this SSAP is required to be applied on a prospective basis for qualifying hedge programs in place on or after the effective date. Reporting entities that have previously received permitted practices for qualifying hedge programs must work with their domiciliary state regulator to determine the appropriate method in transitioning from previously approved permitted practices to the guidance in SSAP 108.

In implementing SSAP 108, AGL uses the same fair value definition that is used for its economic hedge target, which enables the Company to leverage the existing modeling and attribution platform currently in place for hedging analysis. In addition, the Company uses the VM-21 interest rate sensitivities measured at the beginning of the quarter to estimate the reserve movement attributed to interest rate movement, which leverages the existing modeling and attribution platform in place for Statutory analysis. These approaches and the overall use of the special accounting provision of SSAP 108 in 2020 have received the approval of the TDI.

The Company uses a portfolio of interest rates swaps and swaptions to hedge the interest rate risk associated with a portfolio of GMWB riders on its variable annuities. This hedging relationship was highly effective and complied with the “Clearly Defined Hedging Strategy” of VM-21. Please see Note 7 for further details regarding the financial impact of SSAP 108.

Market Value Reserve Method

Effective January 1, 2019, the Company changed the Actuarial Guideline XXXV Type 2 computational method from Commissioners Annuity Reserve Valuation Method with Updated Market Values (CARVM-UMV) to Market Value Reserve Method (MVRM) using Black-Scholes Projection Method as approved by the domiciliary commissioner.

There were no other new accounting standards that were effective during the periods covered by this statement that had a material impact on the operations of the Company.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Correction of Errors

SAP requires that corrections of errors related to prior periods be reported as adjustments to unassigned surplus to the extent that they are not material to prior periods.

In 2020, five out-of-period errors were identified and corrected, which increased unassigned surplus by $31 million. The most significant of these was an increase in variable annuity reserves due to an incorrect application of incident rates.

In 2019, five out-of-period errors were identified and corrected, which decreased unassigned surplus by $206 million. The most significant of these was an increase in indexed annuity reserves due to an incorrect application of incident rates.

In 2018, six out-of-period errors were identified and corrected, which increased unassigned surplus by $38 million. The most significant of these were in universal life business reflecting a reduction in reserves and adjustments to reinsurance premiums, partially offset by an increase in annuity reserves.

Differences in Statutory Accounting and U.S. GAAP Accounting

The accompanying statutory financial statements have been prepared in accordance with accounting practices prescribed or permitted by the TDI. These accounting practices vary in certain respects from U.S. GAAP. The primary differences between NAIC SAP and U.S. GAAP are as follows.

The objectives of U.S. GAAP differ from the objectives of SAP. U.S. GAAP is designed to measure the entity as a going concern and to produce general purpose financial statements to meet the varying needs of the different users of financial statements. SAP is designed to address the accounting requirements of regulators, who are the primary users of statutory-basis financial statements and whose primary objective is to measure solvency. As a result, U.S. GAAP stresses measurement of earnings and financial condition of a business from period to period, while SAP stresses measurement of the ability of the insurer to pay claims in the future.

Investments. Under SAP, investments in bonds and preferred stocks are generally reported at amortized cost. However, if bonds are designated category “6” and preferred stocks are designated categories “4 – 6” by the NAIC, these investments are reported at the lesser of amortized cost or fair value with a credit or charge to unrealized investment gains or losses. For U.S. GAAP, such fixed-maturity investments are designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity fixed-maturity investments are reported at amortized cost, and the remaining fixed-maturity investments are reported at fair value, with unrealized capital gains and losses reported in operations for those designated as trading and as a component of other comprehensive income for those designated as available-for-sale.

Under SAP, all single- and multi-class MBS or other ABS (e.g., Collateralized Mortgage Obligations (CMO) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium with respect to such securities using either the retrospective or prospective method. For LBaSS subsequent to July 1, 2009, if it is determined that a decline in fair value is other than temporary the cost basis of the security is written down to the discounted estimated future cash flows. Bonds, other than LBaSS, that are other-than-temporarily impaired are written down to fair value. For U.S. GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, MBS and ABS securities), other than high credit quality securities, would be adjusted using the prospective method when there is a change in estimated future cash flows. If high-credit quality securities must be adjusted, the retrospective method would be used. For all bonds, if it is determined that a decline in fair value is other-than-temporary, the cost basis of the security would be written down to the discounted estimated future cash flows, while the non-credit portion of the impairment would be recorded as an unrealized loss in other comprehensive income.

Under SAP, when it is probable that the insurer will be unable to collect all amounts due according to the contractual terms of the mortgage agreement, valuation allowances are established for temporarily-impaired mortgage loans based on the difference between the unpaid loan balance and the estimated fair value of the underlying real estate, less estimated costs to obtain and sell. The initial valuation allowance and subsequent changes in the allowance for

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

mortgage loans are charged or credited directly to unassigned surplus rather than as a component of earnings as would be required under U.S. GAAP. If the impairment is other-than-temporary, a direct write down is recognized as a realized loss, and a new cost basis is established. Under U.S. GAAP, effective January 1, 2020, the Company adopted the new accounting standard for current expected credit losses (CECL). This standard requires an allowance for credit losses based on the expectation of lifetime credit losses. Prior to the adoption of CECL, valuation allowances would be established when the insurer determines it is probable that it will be unable to collect principal and interest due according to the contractual terms of the loan agreement. Such U.S. GAAP allowances would be based on the difference between the unpaid loan balance and the present value of expected future cash flows discounted at the loan’s original effective interest rate or, if foreclosure is probable, on the estimated fair value of the underlying real estate.

Under SAP, joint ventures, partnerships and limited liability companies in which the insurer has a minor ownership interest (i.e., less than 10 percent) or lacks control are generally recorded based on the underlying audited U.S. GAAP basis equity of the investee. Under U.S. GAAP, joint ventures, partnerships and limited liability companies in which the insurer has a significant ownership interest or is deemed to have control are accounted for under the equity method, where that is not the case, such investments are carried at fair value with changes in fair value recognized in earnings in 2018 for equity securities previously designated as available-for-sale and through net income for equity securities measured at fair value at the Company’s election. Prior to 2018, equity securities designated as available-for-sale were carried at fair value with changes in fair value recorded through other comprehensive income.

Real Estate. Under SAP, investments in real estate are reported net of related obligations; under U.S. GAAP, investments in real estate are reported on a gross basis. Under SAP, real estate owned and occupied by the insurer is included in investments; under U.S. GAAP, real estate owned and occupied by the insurer is reported as an operating asset, and operating income and expenses include rent for the insurer’s occupancy of those properties.

Derivatives. Under SAP, derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value with the changes in fair value recorded as unrealized capital gains or losses. Under U.S. GAAP, such derivative instruments are accounted for at fair value with the changes in fair value recorded as realized capital gains or losses. Under U.S. GAAP, fair value measurement for free standing derivatives incorporate either counterparty’s credit risk for derivative assets or the insurer’s credit risk for derivative liabilities by determining the explicit cost to protect against credit exposure. This credit exposure evaluation takes into consideration observable credit default swap rates. Under SAP, non-performance risk (own credit-risk) is not reflected in the fair value calculations for derivative liabilities. Under U.S. GAAP, index life insurance features in certain variable universal life contracts and certain guaranteed features of variable annuities are bifurcated and accounted for separately as embedded policy derivatives. Under SAP, embedded derivatives are not bifurcated or accounted for separately from the host contract.

Interest Maintenance Reserve. Under SAP, the insurer is required to maintain an IMR. IMR is calculated based on methods prescribed by the NAIC and was established to prevent large fluctuations in interest-related capital gains and losses realized through sales or OTTI. IMR applies to all types of fixed maturity investments, including bonds, preferred stocks, MBS, ABS and mortgage loans. After-tax capital gains or losses realized upon the sale or impairment of such investments resulting from changes in the overall level of interest rates are excluded from current period net income and transferred to the IMR. The transferred after-tax net realized capital gains or losses are then amortized into income over the remaining period to maturity of the divested asset. Realized capital gains and losses are reported net of tax and transfers to the IMR, after net gain from operations. Any negative IMR balance is treated as non-admitted asset. This reserve is not required under U.S. GAAP and pre-tax realized capital gains and losses are reported as component of total revenues, with related taxes included in taxes from operations.

Asset Valuation Reserve. Under SAP, the insurer is required to maintain an AVR, which is computed in accordance with a prescribed formula and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate, and other invested assets. The level of AVR is based on both the type of investment and its credit rating. Under SAP, AVR is included in total adjusted capital for RBC analysis purposes. Changes to AVR are charged or credited directly to unassigned surplus. This reserve is not required under U.S. GAAP.

Subsidiaries. Under SAP, investments in insurance subsidiaries are recorded based upon the underlying audited statutory equity of a subsidiary with all undistributed earnings or losses shown as an unrealized capital gain or loss in unassigned surplus. Dividends received by the parent company from its subsidiaries are recorded through net

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

investment income. Under U.S. GAAP, subsidiaries’ financial statements are combined with the parent company’s financial statements through consolidation. All intercompany balances and transactions are eliminated under U.S. GAAP. Dividends received by the parent company from its subsidiaries reduce the parent company’s investment in the subsidiaries.

Policy Acquisition Costs and Sales Inducements. Under SAP, policy acquisition costs are expensed when incurred. Under U.S. GAAP, acquisition costs that are incremental and directly related to the successful acquisition of new and renewal of existing insurance and investment-type contracts, are deferred and amortized, generally in proportion to the present value of expected future gross profit margins. For all other insurance contracts, to the extent recoverable from future policy revenues, deferred policy acquisition costs (DAC) are amortized, with interest, over the premium-paying period of the related contracts, using assumptions that are consistent with those used in computing policy benefit reserves. Under SAP, sales inducements are expensed when incurred. Under U.S. GAAP, certain sales inducements on interest-sensitive life insurance contracts and deferred annuities are deferred and amortized over the life of the contract using the same methodology and assumptions used to amortize DAC.

Deferred Premiums. Under SAP, when deferred premiums exist, statutory deferred premiums are held as a statutory asset, while under U.S. GAAP, deferred premiums are held as a contra-liability in the future policy benefits liability.

Non-admitted Assets. Certain assets designated as “non-admitted,” principally any negative IMR, agents’ balances or unsecured loans or advances to agents, certain DTAs, furniture, equipment and computer software, receivables over 90 days and prepaid expenses, as well as other assets not specifically identified as admitted assets within the NAIC SAP, are excluded from the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus and are charged directly to unassigned surplus. Under U.S. GAAP, such assets are included in the balance sheet.

Universal Life and Annuity Policies. Under SAP, revenues for universal life and annuity policies containing mortality or morbidity risk considerations consist of the entire premium received, and benefits incurred consist of the total of death benefits paid and the change in policy reserves. Payments received on contracts that do not incorporate any mortality or morbidity risk considerations (deposit-type contracts) are credited directly to an appropriate liability for deposit-type contract account without recognizing premium income. Interest credited to deposit-type contracts is recorded as an expense in the Statutory Statements of Operations as incurred. Payments that represent a return of policyholder balances are recorded as a direct reduction of the liability for deposit-type contracts, rather than a benefit expense. Under U.S. GAAP, premiums received in excess of policy charges are not recognized as premium revenue, and benefits represent the excess of benefits paid over the policy account value and interest credited to the account values.

Benefit Reserves. Under SAP, loading is the difference between the gross and valuation net premium. Valuation net premium is calculated using valuation assumptions which are different for statutory and U.S. GAAP. Statutory valuation assumptions are set by the insurer within limits as defined by statutory law. U.S. GAAP valuation assumptions are set by the insurer based on management’s estimates and judgment.

Policyholder funds not involving life contingencies use different valuation assumptions for SAP and U.S. GAAP. Under SAP, prescribed rates of interest related to payout annuities are used in the discounting of expected benefit payments, while under U.S. GAAP, the insurer’s best estimates of interest rates are used.

Under SAP, the Commissioners’ Reserve Valuation Method is used for the majority of individual insurance reserves. Under U.S. GAAP, individual insurance policyholder liabilities for traditional forms of insurance are generally established using the net level premium method. For interest-sensitive policies, a liability for policyholder account balances is established under U.S. GAAP based on the contract value that has accrued to the benefit of the policyholder. Policy assumptions used in the estimation of policyholder liabilities are generally prescribed under SAP. Under U.S. GAAP, policy assumptions are based upon best estimates as of the date the policy was issued, with provisions for the risk of adverse deviation.

Under SAP, the CARVM is used for the majority of individual deferred annuity reserves, while under U.S. GAAP, individual deferred annuity policyholder liabilities are generally equal to the contract value that has accrued to the benefit of the policyholder, together with liabilities for certain contractual guarantees, if applicable.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Under SAP, reserves for fixed rate deposit-type contracts are based upon their accumulated values, discounted at an annual statutory effective rate, while under U.S. GAAP, reserves for deposit-type contracts are recorded at their accumulated values.

Reinsurance. Under SAP, policy and contract liabilities ceded to reinsurers are reported as reductions of the related reserves rather than as assets as required under U.S. GAAP. Under SAP, a liability for reinsurance balances has been provided for unsecured policy reserves, unearned premiums, and unpaid losses ceded to reinsurers not licensed to assume such business. Changes to these amounts are credited or charged directly to unassigned surplus. Under U.S. GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings. Under SAP, the criteria used to demonstrate risk transfer varies from U.S. GAAP, which may result in transactions that are accounted for as reinsurance for SAP and deposit accounting for U.S. GAAP. Under SAP, the reserve credit permitted for unauthorized reinsurers is less than or equal to the amount of letter of credit or funds held in trust by the reinsurer. Under U.S. GAAP, assumed and ceded reinsurance is reflected on a gross basis in the balance sheet, and certain commissions allowed by reinsurers on ceded business are deferred and amortized on a basis consistent with DAC.

Policyholder Dividend Liabilities. Under SAP, policyholder dividends are recognized when declared. Under U.S. GAAP, policyholder dividends are recognized over the term of the related policies.

Separate Accounts. Under SAP, separate account surplus created through the use of the CRVM, the VACARVM or other reserving methods is reported by the general account as an unsettled transfer from the separate account. The net change on such transfers is included as a part of the net gain from operations in the general account. This is not required under U.S. GAAP.

Separate accounts include certain non-unitized assets which primarily represent MVA fixed options of variable annuity contracts issued in various states. Under SAP, these contracts are accounted for in the separate account financial statements, while under U.S. GAAP, they are accounted for in the general account.

Deferred Income Taxes. Under SAP, statutory DTAs that are more likely than not to be realized are limited to: 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the remaining gross DTA expected to be realized within a maximum three years of the reporting date or a maximum 15 percent of the capital and surplus excluding any net DTA, EDP equipment and operating software and any net positive goodwill, plus 3) the amount of the remaining gross DTA that can be offset against existing gross DTLs. The remaining DTAs are non-admitted. Deferred taxes do not include amounts for state taxes. Under U.S. GAAP, state taxes are included in the computation of deferred taxes, all DTAs are recorded and a valuation allowance is established if it is more likely than not that some portion of the DTA will not be realized. Under SAP, income tax expense is based upon taxes currently payable. Changes in deferred taxes are reported in surplus and subject to admissibility limits. Under U.S. GAAP, changes in deferred taxes are recorded in income tax expense.

Offsetting of Assets and Liabilities. Under SAP, offsetting of assets and liabilities is not permitted when there are master netting agreements unless four requirements for valid right of offset are met. The requirements include 1) each of the two parties owes the other determinable amounts, 2) the reporting party has the right to set off the amount owed with the amount owed by the other party, 3) the reporting party intends to set off, and 4) the right of setoff is enforceable. The prohibition against offsetting extends to derivatives and collateral posted against derivative positions, repurchase and reverse repurchase agreements, and securities borrowing and lending transactions. Under U.S. GAAP, these amounts under master netting arrangements may be offset and presented on a net basis.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

3. INVESTMENTS

Bonds and Equity Securities

The following table presents the statement value, gross unrealized gain, gross unrealized loss and the estimated fair value of bonds and equity securities by major security type:

(in millions)	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
December 31, 2020
Bonds:
U.S. government obligations	$1,576	$302	$(5)	$1,873
All other governments	3,007	493	(16)	3,484
States, territories and possessions	379	86	(1)	464
Political subdivisions of states, territories and possessions	338	101	-	439
Special revenue	8,300	1,321	(2)	9,619
Industrial and miscellaneous	87,640	12,759	(297)	100,102
Hybrid securities	582	163	(6)	739
Bank loans	2,848	6	(67)	2,787
Parent, subsidiaries and affiliates	350	-	-	350
Total bonds	105,020	15,231	(394)	119,857
Preferred stock	85	10	-	95
Common stock*	1,019	-	-	1,019
Total equity securities	1,104	10	-	1,114
Total	$106,124	$15,241	$(394)	$120,971
December 31, 2019
Bonds:
U.S. government obligations	$2,389	$199	$(3)	$2,585
All other government	3,044	353	(20)	3,377
States, territories and possessions	397	49	(4)	442
Political subdivisions of states, territories and possessions	336	68	-	404
Special revenue	7,859	789	(14)	8,634
Industrial and miscellaneous	81,146	8,142	(239)	89,049
Hybrid securities	722	227	(2)	947
Bank loans	3,095	12	(29)	3,078
Total bonds	98,988	9,839	(311)	108,516
Preferred stock	299	112	-	411
Common stock*	669	-	-	669
Total equity securities	968	112	-	1,080
Total	$99,956	$9,951	$(311)	$109,596

* Common stock includes $825 million and $398 million of investments in affiliates at December 31, 2020 and 2019, respectively.

Bonds and Equity Securities in Loss Positions

The following table summarizes the fair value and gross unrealized losses (where fair value is less than amortized cost) on bonds and equity securities, including amounts on NAIC 6 and 6* bonds, aggregated by

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

major investment category and length of time that individual securities have been in a continuous unrealized loss position:

	Less than 12 Months		12 Months or More		Total
(in millions)	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

December 31, 2020
Bonds:
U.S. government obligations	$35	$(5)	$-	$-	$35	$(5)
All other government	66	(2)	73	(13)	139	(15)
U.S. States, territories and possessions	12	(1)	-	-	12	(1)
Political subdivisions of states, territories and possessions	5	-	-	-	5	-
Special revenue	333	(2)	-	-	333	(2)
Industrial and miscellaneous	6,404	(175)	2,130	(127)	8,534	(302)
Hybrid securities	54	(3)	24	(3)	78	(6)
Bank loans	1,788	(70)	-	-	1,788	(70)

Total bonds	8,697	(258)	2,227	(143)	10,924	(401)

Preferred stock	4	-	-	-	4	-

Total equity securities	4	-	-	-	4	-

Total	$8,701	$(258)	$2,227	$(143)	$10,928	$(401)

December 31, 2019
Bonds:
U.S. government obligations	$152	$(3)	$12	$(1)	$164	$(4)
All other government	77	(2)	105	(18)	182	(20)
U.S States, territories and possessions	90	(4)	-	-	90	(4)
Political subdivisions of states, territories and possessions	8	-	-	-	8	-
Special revenue	460	(13)	106	(1)	566	(14)
Industrial and miscellaneous	5,545	(123)	2,418	(120)	7,963	(243)
Hybrid securities	8	-	24	(2)	32	(2)
Bank loans	1,594	(30)	-	-	1,594	(30)

Total	$7,934	$(175)	$2,665	$(142)	$10,599	$(317)

As of December 31, 2020 and 2019, the number of bonds and equity securities in an unrealized loss position was 1,111 and 1,147, respectively. Bonds comprised 1,109 of the total, of which 218 were in a continuous loss position greater than 12 months at December 31, 2020. Bonds comprised 1,134 of the total, of which 310 were in a continuous loss position greater than 12 months at December 31, 2019.

The Company did not recognize the unrealized losses in earnings on these fixed maturity securities at December 31, 2020 and 2019, respectively, because the Company neither intends to sell the securities nor does the Company believe that it is more likely than not that the Company will be required to sell these securities before recovery of their amortized cost basis. For fixed maturity securities with significant declines, the Company performed fundamental credit analyses on a security-by-security basis, which included consideration of credit enhancements, expected defaults on underlying collateral, review of relevant industry analyst reports and forecasts and other available market data.

Contractual Maturities of Bonds

The following table presents the statement value and fair value of bonds by contractual maturity:

(in millions)	Statement Value	Fair Value

December 31, 2020
Due in one year or less	$2,557	$2,589
Due after one year through five years	11,272	11,842
Due after five years through ten years	17,153	19,134
Due after ten years	47,180	56,836
LBaSS	27,025	29,623

Total	$105,187	$120,024

Actual maturities may differ from contractual maturities because certain borrowers have the right to call or prepay certain obligations with or without call or prepayment penalties.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Bonds in or near default as to payment of principal or interest had a statement value of $109 million and $160 million at December 31, 2020 and 2019, respectively, which is the fair value. At December 31, 2020 and 2019, the Company had no income excluded from due and accrued for bonds.

At December 31, 2020, the Company’s bond portfolio included bonds totaling $7.7 billion not rated investment grade by the NAIC designations (categories 3-6). These bonds accounted for 4 percent of the Company’s total assets and 6 percent of invested assets. These below investment grade securities, excluding structured securities, span across 15 industries. At December 31, 2019, the Company’s bond portfolio included bonds totaling $6.5 billion not rated investment grade by the NAIC designations (categories 3-6). These bonds accounted for 4 percent of the Company’s total assets and 5 percent of invested assets. These below investment grade securities, excluding structured securities, span across 15 industries.

The following table presents the industries that constitute more than 10% of the below investment grade securities:

	December 31,
	2020	2019
Consumer cyclical	17.4%	16.9%
Consumer non-cyclical	15.6	19.0
Capital Goods	10.0	11.3
Energy	-	10.0

LBaSS

The Company determines fair value of LBaSS based on the amount at which a security could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. The majority of the Company’s ABS, RMBS, CMBS, and collateralized debt obligations (CDO) are priced by approved independent third-party valuation service providers and broker dealer quotations. Small portions of the LBaSS that are not traded in active markets are priced by market standard internal valuation methodologies, which include discounted cash flow methodologies and matrix pricing. The estimated fair values are based on available market information and management’s judgments.

The following table presents the statement value and fair value of LBaSS:

	December 31, 2020		December 31, 2019
(in millions)	Statement Value	Fair Value	Statement Value	Fair Value
Loan-backed and structured securities	$27,025	$29,623	$27,857	$30,083

Prepayment assumptions for single class, multi-class mortgage-backed and ABS were obtained from independent third-party valuation service providers or internal estimates. These assumptions are consistent with the current interest rate and economic environment.

At December 31, 2020 and 2019, the Company had exposure to a variety of LBaSS. These securities could have significant concentrations of credit risk by country, geographical region, property type, servicer or other characteristics. As part of the quarterly surveillance process, the Company takes into account many of these characteristics in making the OTTI assessment.

At December 31, 2020 and 2019, the Company did not have any LBaSS with a recognized OTTI due to the intent to sell or an inability or lack of intent to retain the security for a period of time sufficient to recover the amortized cost basis.

During 2020, 2019 and 2018, the Company recognized total OTTI of $57 million, $40 million and $47 million, respectively, on LBaSS that were still held by the Company. In addition, at December 31, 2020 and 2019, the Company held loan-backed impaired securities (fair value is less than cost or amortized cost) for which an OTTI had not been recognized in earnings as a realized loss. Such impairments include securities with a recognized OTTI for non-interest (credit) related declines that were recognized in earnings, but for which an associated interest-related decline has not been recognized in earnings as a realized capital loss.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table summarizes the fair value and aggregate amount of unrealized losses on LBaSS and length of time that individual securities have been in a continuous unrealized loss position:

	Less than 12 Months		12 Months or More		Total
(in millions)	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
December 31, 2020
LBaSS	$3,518	$(60)	$1,561	$(47)	$5,079	$(107)

December 31, 2019
LBaSS	$2,765	$(34)	$1,424	$(41)	$4,189	$(75)

In its OTTI assessment, the Company considers all information relevant to the collectability of the security, including past history, current conditions and reasonable forecasts when developing an estimate of future cash flows. Relevant analyst reports and forecasts for the asset class also receive appropriate consideration. The Company also considers how credit enhancements affect the expected performance of the security. In addition, the Company generally considers its cash and working capital requirements and expected cash flows in relation to its business plans and how such forecasts affect the intent and ability to hold such securities to recovery of their amortized cost.

The Company does not have any LBaSS for which it is not practicable to estimate fair values.

The following table presents the rollforward of non-interest related OTTI for LBaSS:

	December 31,
(in millions)	2020	2019
Balance, beginning of year	$1,293	$1,402
Increases due to:
Credit impairment on new securities subject to impairment losses	16	17
Additional credit impairment on previously impaired investments	41	23
Reduction due to:
Credit impaired securities fully disposed for which there was no prior intent or requirement to sell	30	149
Balance, end of year	$1,320	$1,293

See Note 23 for a list with each LBaSS at a CUSIP level where the present value of cash flows expected to be collected is less than the amortized cost basis during the current year and a list of the Company’s structured notes holding at December 31, 2020.

Mortgage Loans

Mortgage loans had outstanding principal balances of $21.7 billion and $21.6 billion at December 31, 2020 and 2019, respectively. Contractual interest rates range from 1.45 percent to 10.25 percent. The mortgage loans at December 31, 2020 had maturity dates ranging from 2021 to 2069.

The Company’s mortgage loans are collateralized by a variety of commercial real estate property types located throughout the U.S. and Canada. The commercial mortgage loans are non-recourse to the borrower.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following tables present the geographic and property-type distribution of the Company’s mortgage loan portfolio:

	December 31,
	2020	2019
Geographic distribution:
Mid-Atlantic	32.1%	28.9%
Foreign	24.0	25.3
Pacific	11.2	14.5
South Atlantic	11.6	10.8
West South Central	7.0	6.7
New England	4.7	4.8
East North Central	5.0	4.4
Mountain	3.3	3.4
East South Central	0.6	0.7
West North Central	0.5	0.5
Total	100.0%	100.0%
Property type distribution:
Multi-family	37.7%	36.6%
Office	28.4	27.6
Retail	12.1	11.8
Industrial	10.7	9.7
Hotel/Motel	6.2	6.2
Other	4.9	8.1
Total	100.0%	100.0%

At December 31, 2020, there were 273 mortgage loans with outstanding balances of $20 million or more, which loans collectively, aggregated approximately 88 percent of this portfolio.

The following table presents the minimum and maximum lending rates for new mortgage loans during 2020 and 2019:

	Years Ended December 31,
	2020		2019
(in millions)	Maximum	Minimum	Maximum	Minimum
Hotel/Motel	12.00%	4.25%	4.89%	4.89%
Retail	6.15	4.00	6.36	6.36
Office	6.07	2.16	4.66	1.75
Multi-family	6.02	2.05	6.22	2.05
Industrial	5.59	2.85	5.59	1.45
Other	5.05	2.72	-	-

The Company reduced the interest rate on three loans during 2020. The Company did not reduce any interest rates during 2019.

The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgage was 115.0 percent for both 2020 and 2019.

At December 31, 2020, the Company held $284 million in impaired mortgages with $148 million of related allowances for credit losses and $136 million in impaired loans without a related allowance. At December 31, 2019, the Company held $197 million in impaired mortgages with $85 million of related allowances for credit losses and $112 million in impaired loans without a related allowance. The Company’s average recorded investment in impaired loans was $240 million and $178 million, at December 31, 2020 and 2019, respectively. The Company recognized interest income of $3 million, $2 million and $5 million, in 2020, 2019 and 2018, respectively.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents a rollforward of the changes in the allowance for losses on mortgage loans receivable:

	December 31,
(in millions)	2020	2019	2018
Balance, beginning of year	$197	$172	$129
Additions (reductions) charged to unrealized capital loss	77	25	43
Direct write-downs charged against allowance	-	-	-
Balance, end of year	$274	$197	$172

During 2020, the Company did not derecognized any mortgage loans and did not recognized any real estate collateral as a result of foreclosure.

The mortgage loan portfolio has been originated by the Company under strict underwriting standards. Commercial mortgage loans on properties such as offices, hotels and shopping centers generally represent a higher level of risk than do mortgage loans secured by multi-family residences. This greater risk is due to several factors, including the larger size of such loans and the more immediate effects of general economic conditions on these commercial property types. However, due to the Company’s strict underwriting standards, the Company believes that it has prudently managed the risk attributable to its mortgage loan portfolio while maintaining attractive yields.

The following table presents the age analysis of mortgage loans:

	December 31,
(in millions)	2020	2019
Current	$21,131	$21,439
30 - 59 days past due	106	5
60 - 89 days past due	76	1
90 - 179 days past due	64	-
Greater than 180 days past due	1	1
Total	$21,378	$21,446

At December 31, 2020 and 2019, the Company had mortgage loans outstanding under participant or co-lender agreements of $19.0 billion and $18.5 billion, respectively.

The Company had $229 million and $185 million in restructured loans at December 31, 2020 and 2019, respectively.

Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of December 31, 2020:

(in millions)	Residential		Commercial		Agricultural
Loan-to-Value	Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets
a. above 95%	$2	-%	$204	0.10%	$-	-%
b. 91% to 95%	9	-	45	-	-	-
c. 81% to 90%	46	-	270	0.20	-	-
d. 71% to 80%	200	0.10	777	0.50	-	-
e. below 70%	504	0.40	19,321	13.60	-	-

Troubled Debt Restructuring

The Company held no restructured debt for which impairment was recognized for both December 31, 2020 and 2019. At December 31, 2020 and 2019, the Company had no outstanding commitments to debtors that hold loans with restructured terms.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Real Estate

The following table presents the components of the Company’s investment in real estate:

	December 31,
(in millions)	2020	2019
Properties occupied by the Company	$6	$63
Properties held for production of income	3	120
Properties held for sale	-	1
Total	$9	$184

The Company did not recognize gains or losses on the sale of real estate property in 2020. The Company recognized gains of $4 million and $1 million on the sale of real estate property in 2019 and 2018, respectively. The Company did not recognize any impairment write-downs for its investment in real estate during 2020 and 2019. The Company recognized $11 million impairment write-downs for its investment in real estate during 2018.

Other Invested Assets

The following table presents the components of the Company’s other invested assets:

	December 31,
(in millions)	2020	2019
Investments in limited liability companies	$1,183	$1,335
Investments in limited partnerships	2,725	2,407
Other unaffiliated investments	1,502	1,153
Receivable for securities	106	109
Initial margin for futures	40	5
Non-admitted assets	(115)	(75)
Total	$5,441	$4,934

The Company utilizes the look-through approach in valuing its investments in affiliated joint ventures or partnerships that have the characteristics of real estate investments. These affiliated real estate investments had an aggregate value of $834 million at December 31, 2020. All liabilities, commitments, contingencies, guarantees, or obligations of these holding company entities, which are required to be recorded as liabilities, commitments, contingencies, guarantees or obligations under applicable accounting guidance, are reflected in the Company’s determination of the carrying value of the investment in each of the respective holding company entities, if applicable.

The Company recorded impairment write-downs in joint ventures was $29 million, $62 million and $44 million during 2020, 2019 and 2018, respectively.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Net Investment Income

The following table presents the components of net investment income:

	Years ended December 31,
(in millions)	2020	2019	2018
Bonds	$4,841	$4,949	$4,897
Preferred stocks	9	15	13
Common stocks	4	6	5
Cash and short-term investments	34	58	29
Mortgage loans	898	864	798
Real estate*	5	47	50
Contract loans	78	80	82
Derivatives	90	60	210
Investment income from affiliates	119	170	165
Other invested assets	193	110	239
Gross investment income	6,271	6,359	6,488
Investment expenses	(236)	(256)	(245)

Net investment income	$6,035	$6,103	$6,243

* Includes amounts for the occupancy of Company-owned property of $2 million in 2020, and $12 million in both 2019 and 2018.

Net Realized and Unrealized Capital Gains (Losses)

The following table presents the components of Net realized capital gains (losses):

	Years Ended December 31,
(in millions)	2020	2019	2018
Bonds	$566	$484	$(81)
Preferred stocks	5	4	-
Common stocks	74	(24)	-
Cash and short-term investments	5	2	(2)
Mortgage loans	-	(47)	(26)
Real estate	7	4	(10)
Derivatives	649	(210)	(330)
Other invested assets	199	173	28
Realized capital gains (losses)	1,505	386	(421)
Federal income tax (expense) benefit	(316)	(81)	88
Net gains transferred to IMR	(549)	(449)	(9)

Net realized capital gains (losses)	$640	$(144)	$(342)

During 2020, 2019 and 2018, the Company recognized $117 million, $86 million and $192 million, respectively, of impairment write-downs in accordance with the impairment policy described in Note 2.

The following table presents the proceeds from sales of bonds and equities and the related gross realized capital gains and gross realized capital losses:

	Years Ended December 31,
(in millions)	2020	2019	2018
Proceeds	$11,460	$11,792	$8,165

Gross realized capital gains	$1,076	$799	$191
Gross realized capital losses	(334)	(194)	(176)

Net realized capital gains	$742	$605	$15

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the net change in unrealized capital gains (losses) of investments (including foreign exchange capital gains (losses):

	Years Ended December 31,
(in millions)	2020	2019	2018
Bonds	$213	$97	$(171)
Preferred and common stocks	(23)	55	(12)
Mortgage loans	175	147	(248)
Real estate	(24)	-	-
Derivatives	271	981	88
Other invested assets	47	13	(6)
Other	(29)	7	32
Federal income tax expense	(124)	(350)	93

Net change in unrealized gains (losses) of investments	$506	$950	$(224)

5GI Securities Measured at Aggregate Book Adjusted Carrying Value and Fair Value

The following table presents 5GI Securities measured at aggregate book adjusted carrying value (BACV) and aggregate fair value at December 31:

Investment	Number of 5GI Securities		Aggregate BACV (in millions)		Aggregate Fair Value (in millions)
	2020	2019	2020	2019	2020	2019
Bonds - AC	9	10	$36	$68	$35	$66
LB&SS - AC	3	2	93	34	101	35
Preferred Stock - AC	3	-	3	-	3	-
Preferred Stock - FV	-	-	-	-	-	-

Total	15	12	$132	$102	$139	$101
AC-Amortized Cost
FV-Fair Value

4. SECURITIES LENDING AND REPURCHASE AGREEMENTS

Securities Lending

As of December 31, 2020 and 2019, the Company had bonds loaned with a fair value of approximately $1.6 billion and $1.4 billion, respectively, pursuant to the securities lending program.

The following table presents the aggregate fair value of cash collateral received related to the securities lending program and the terms of the contractually obligated collateral positions:

	December 31,
(in millions)	2020	2019
30 days or less	$583	$295
31 to 60 days	494	439
61 to 90 days	602	718
Subtotal	1,679	1,452
Securities collateral received	-	-

Total collateral received	$1,679	$1,452

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the aggregate amortized cost and fair value of cash collateral reinvested related to the securities lending program by maturity date:

	December 31, 2020		December 31, 2019
(in millions)	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Open positions	$1,692	$1,692	$1,283	$1,283
Subtotal	1,692	1,692	1,283	1,283
Securities collateral received	-	-	-	-
Total collateral reinvested	$1,692	$1,692	$1,283	$1,283

Repurchase Agreements

At December 31, 2020 and 2019, bonds with a fair value of approximately $127 million and $153 million, respectively, were subject to repurchase agreements to secure amounts borrowed by the Company.

The following table presents the aggregate fair value of cash collateral received related to the repurchase agreement program and the terms of the contractually obligated collateral positions:

	December 31,
(in millions)	2020	2019
Open positions	$-	$-
30 days or less	-	29
31 to 60 days	-	-
61 to 90 days	-	-
Greater than 90 days	119	39
Subtotal	119	68
Securities collateral received	-	-
Total collateral received	$119	$68

The following table presents the original (flow) and residual maturity for bi-lateral repurchase agreement transactions for the year ended December 31, 2020:

(in millions)	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER

a. Maximum Amount

1. Open - No Maturity	$102	$133	$196	$154

2. Overnight	57	24	15	18

3. 2 Days to 1 Week	29	15	91	61

4. > 1 Week to 1 Month	-	-	-	-

5. > 1 Month to 3 Months	-	-	-	-

6. > 3 Months to 1 Year	-	-	-	-

7. > 1 Year	-	-	-	-

b. Ending Balance

1. Open - No Maturity	$28	$53	$95	$58

2. Overnight	-	-	1	-

3. 2 Days to 1 Week	19	15	91	61

4. > 1 Week to 1 Month	-	-	-	-

5. > 1 Month to 3 Months	-	-	-	-

6. > 3 Months to 1 Year	-	-	-	-

7. > 1 Year	-	-	-	-

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the Company’s liability to return collateral for the year ended December 31, 2020:

(in millions)	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER

a. Maximum Amount

1. Cash (Collateral - All)	$188	$172	$303	$232

2. Securities Collateral (FV)	-	-	-	-

b. Ending Balance

1. Cash (Collateral - All)	$48	$69	$187	$119

2. Securities Collateral (FV)	-	-	-	-

The Company requires a minimum of 95 percent of the fair value of securities sold under the repurchase agreements to be maintained as collateral. Cash collateral received is invested in corporate bonds and the offsetting collateral liability for repurchase agreements is included in other liabilities.

The following table presents the aggregate amortized cost and fair value of cash collateral reinvested related to the repurchase agreement program by maturity date:

	December 31, 2020		December 31, 2019
(in millions)	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Open positions	$114	$127	$139	$153
Greater than three years	-	-	-	-
Subtotal	114	127	139	153
Securities collateral received	-	-	-	-

Total collateral reinvested	$114	$127	$139	$153

The following table presents the fair value of securities under bi-lateral repurchase agreement transactions for the year ended December 31, 2020:

(in millions)	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER

a. Maximum Amount

1. BACV	$-	$-	$-	$-

2. Nonadmitted - Subset of BACV	-	-	-	-

3. Fair Value	-	-	-	-

b. Ending Balance

1. BACV	$88	$156	$408	$114

2. Nonadmitted - Subset of BACV	-	-	-	-

3. Fair Value	82	174	455	127

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the fair value of securities under bi-lateral repurchase agreement transactions for the year ended December 31, 2020:

(in millions)	1 None	2 NAIC 1	3 NAIC 2	4 NAIC 3

Ending Balance

a. Bonds - BACV	$-	$14	$72	$24

b. Bonds - FV	-	15	82	26

c. LB & SS - BACV	-	-	-	-

d. LB & SS - FV	-	-	-	-

e. Preferred Stock - BACV	-	-	-	-

f. Preferred Stock - FV	-	-	-	-

g. Common Stock	-	-	-	-

h. Mortgage Loans - BACV	-	-	-	-

i. Mortgage Loans - FV	-	-	-	-

j. Real Estate - BACV	-	-	-	-

k. Real Estate - FV	-	-	-	-

l. Derivatives - BACV	-	-	-	-

m. Derivatives - FV	-	-	-	-

n. Other Invested Assets - BACV	-	-	-	-

o. Other Invested Assets - FV	-	-	-	-

p. Total Assets - BACV	-	14	72	24

q. Total Assets - FV	-	15	82	26

(in millions)	5 NAIC 4	6 NAIC 5	7 NAIC 6	8 Non-Admitted

Ending Balance

a. Bonds - BACV	$3	$-	$-	$-

b. Bonds - FV	4	-	-	-

c. LB & SS - BACV	-	-	-	-

d. LB & SS - FV	-	-	-	-

e. Preferred Stock - BACV	-	-	-	-

f. Preferred Stock - FV	-	-	-	-

g. Common Stock	-	-	-	-

h. Mortgage Loans - BACV	-	-	-	-

i. Mortgage Loans - FV	-	-	-	-

j. Real Estate - BACV	-	-	-	-

k. Real Estate - FV	-	-	-	-

l. Derivatives - BACV	-	-	-	-

m. Derivatives - FV	-	-	-	-

n. Other Invested Assets - BACV	-	-	-	-

o. Other Invested Assets - FV	-	-	-	-

p. Total Assets - BACV	3	-	-	-

q. Total Assets - FV	4	-	-	-

5. RESTRICTED ASSETS

The Company has restricted assets as detailed below. Assets under restriction are general account assets and are not part of the Separate Accounts.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the carrying value of the Company’s restricted assets:

	December 31,
(in millions)	2020	2019
On deposit with states	$48	$48
Securities lending	1,320	1,210
Collateral held on securities lending	1,679	1,452
FHLB stock and collateral pledged	3,570	3,555
Subject to repurchase agreements	114	139
Collateral for derivatives	1,054	912
Guaranteed interest contracts	36	41
Other restricted assets	99	104

Total	$7,920	$7,461

6. SUBPRIME MORTGAGE RISK EXPOSURE

The following features are commonly recognized characteristics of subprime mortgage loans:

•	An interest rate above prime to borrowers who do not qualify for prime rate loans;
•	Borrowers with low credit ratings (FICO scores);
•	Interest-only or negative amortizing loans;
•	Unconventionally high initial loan-to-value ratios;
•	Low initial payments based on a fixed introductory rate that expires after a short initial period, then adjusts to a variable index rate plus a margin for the remaining term of the loan;
•	Borrowers with less than conventional documentation of their income and/or net assets;
•	Very high or no limits on how much the payment amount or the interest rate may increase at reset periods, potentially causing a substantial increase in the monthly payment amount; and/or,
•	Substantial prepayment penalties and/or prepayment penalties that extend beyond the initial interest rate adjustment period.

Non-agency RMBS can belong to one of several different categories depending on the characteristics of the borrower, the property and the loan used to finance the property. Categorization is a function of FICO score, the type of loan, loan-to-value ratio, and property type and loan documentation.

Generally, subprime loans are made to borrowers with low FICO scores, low levels of equity and reduced income/asset documentation. Due to these characteristics, subprime borrowers pay a substantially higher interest rate than prime borrowers. In addition, they often utilize mortgage products that reduce their monthly payments in the near-term. These include adjustable-rate mortgages with low initial rates or interest-only loans. Borrowers in products like this often experience significant “payment shock” when the teaser payment resets upwards after the initial fixed period.

The primary classification mechanism the Company uses for subprime loans is FICO score. Specifically, a pool with an average FICO at origination less than 650 is considered to be subprime. However, the Company may subjectively adjust this classification based on an assessment of the other parameters mentioned above.

To monitor subprime securities, the Company uses a model with vintage-specific assumptions for delinquency roll rates, loss severities and the timing of losses. As and when needed, these vintage-based assumptions are supplemented with deal-specific information including, but not limited to, geographic distribution, realized loss severities, trigger status and scenario analysis.

The Company has no direct exposure through investments in subprime mortgage loans. The Company’s exposure is through other investments, primarily in RMBS, as described above.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents information regarding the Company’s investments with subprime exposures:

(in millions)	Actual Cost	Book Adjusted Statement Value	Fair Value	OTTI Recognized to Date
December 31, 2020
In general account:
RMBS	$992	$950	$1,190	$(27)
CDOs	1,003	1,001	1,025	(10)
Total subprime exposure	$1,995	$1,951	$2,215	$(37)
December 31, 2019
In general account:
RMBS	$1,077	$969	$1,204	$(18)
CDOs	922	918	949	(10)
CMBS	11	11	11	-
Total subprime exposure	$2,010	$1,898	$2,164	$(28)

The Company has no underwriting exposure to subprime mortgage risk through mortgage guaranty or financial guaranty insurance coverage.

7. DERIVATIVES

The Company has taken positions in certain derivative financial instruments to mitigate or hedge the impact of changes in interest rates, foreign currencies, equity markets, swap spreads, volatility, correlations and yield curve risk on cash flows from investment income, policyholder liabilities and equity. Financial instruments used by the Company for such purposes include interest rate swaps, interest rate swaptions, cross-currency swaps, futures and futures options on equity indices, and futures and futures options on government securities. The Company does not engage in the use of derivative instruments for speculative purposes and is neither a dealer nor trader in derivative instruments.

All derivative instruments are recognized in the financial statements. Effective January 1, 2020 AGL adopted Statement of Statutory Accounting Principles 108, Derivatives Hedging Variable Annuity Guarantees (“SSAP 108”). SSAP 108 allows special accounting treatment for limited derivatives hedging variable annuity guarantee benefits subject to fluctuation as a result of interest rate sensitivity. The special accounting provision permits reporting entities to utilize a form of macro-hedging in which a portfolio of variable annuity policies are jointly designated as the host contracts containing the hedge item, in a fair value hedge, pursuant to a Clearly Defined Hedging Strategy (CDHS) defined within Valuation Manual 21 (VM-21). Under SSAP 108 all derivatives are reported at fair value (“FV”). FV change in hedge instruments attributable to the hedged risk that offset the change in reserve attributable to the hedged risk is recognized as realized gain/loss in the current period there were no excludable components.

As of December 31, 2020, fair value of the derivatives was a liability of $310 million, full contract fair value was a liability of $3.6 billion and hedge target fair value was a liability of $3.5 billion. For the period ending December 31, 2020, FV change in hedge instruments attributable to the hedged risk that offset the change in reserve attributable to the hedged risk was a realized gain of $740 million. FV change in hedge instruments attributable to the hedged risk that do not offset the change in reserve attributable to the hedged risk are recognized as deferred assets/liabilities in the current period and amortized over projected VA guarantees’ Macaulay Duration within the Standard Projection, but not more than 10 years. At December 31, 2020, the FV change in hedge instruments attributable to the hedged risk that do not offset the change in reserve attributable to the hedged risk was a deferred liability of $355 million. For the period ending December 31, 2020, amortization was a realized gain of $41 million. FV change in hedge instruments not attributable to the hedged risk are recognized as unrealized gain/loss, if any. All FV changes in hedge instruments were attributable to the hedged risk for the period. Based on the currently liability profile, deferred asset/liabilities are being amortized over 10 years.

The Company has determined that its other derivative financial instruments do not qualify for hedge accounting. As a result, excluding the special accounting treatment for limited derivatives hedging variable annuity guarantees noted above, derivatives are accounted for at fair value and the changes in the fair value recorded in surplus as unrealized

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

gains or losses, net of deferred taxes. The value of the Company’s exchange traded futures contracts relates to the one-day lag in the net cash settlement of these contracts.

The Company recognized a net unrealized capital gain of $271 million in 2020, an unrealized capital gain of $981 million in 2019 and an unrealized capital gain of $88 million in 2018, related to derivatives that did not qualify for hedge accounting.

Net cash collateral received for derivative transactions increased in the year 2020, as a result increases in fair values of derivatives covered by ISDA Master Agreements and Credit Support Annex provisions. At December 31, 2020, the Company held collateral for SSAP 86 and SSAP 108 derivatives of $264 million, which is invested in cash, cash equivalents and/or short-term investments.

Refer to Note 3 for disclosures related to net realized capital gains (losses).

Swaps, Options, and Futures

Interest rate or cross-currency swap agreements are agreements to exchange with a counterparty, at specified intervals, payments of differing character (for example, variable-rate payments exchanged for fixed-rate payments) or in different currencies, based on an underlying principal balance, notional amount. Generally no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each contractual payment due date, and this net payment is included in the Statutory Statement of Operations.

Options are contracts that grant the purchaser, for a premium payment, the right, but not the obligation, either to purchase or sell a financial instrument at a specified price within a specified period of time. The Company purchases call options on the S&P 500 Index to offset the risk of certain guarantees of specific equity-index annuity and universal life policy values. The Company also purchases put options on the S&P 500 Index to offset volatility risk arising from minimum guarantees embedded in variable annuities. The options are carried at fair value, with changes in fair value recognized in unrealized investment gains and losses.

Financial futures are contracts between two parties that commit one party to purchase and the other to sell a particular commodity or financial instrument at a price determined on the final settlement day of the contract. Futures contracts detail the quality and quantity of the underlying asset; they are standardized to facilitate trading on a futures exchange. Some futures contracts may call for physical delivery of the asset, while others are settled in cash. The Company uses futures contracts on Euro dollar deposits, U.S. Treasury Notes, U.S. Treasury Bonds, the S&P 500 Index, MidCap 400, Russell 2000, MSCI EAFE, foreign government debt securities, and foreign denominated equity indices to offset the risk of certain guarantees on annuity policy values.

Interest Rate Risk

Interest rate derivatives are used to manage interest rate risk associated with certain guarantees of variable annuities and equity indexed annuities and certain bonds. The Company’s interest rate hedging derivative instruments include (1) interest rate swaps and swaptions; (2) listed futures on government securities; and (3) listed futures options on government securities.

Currency Risk

Foreign exchange contracts used by the Company include cross-currency swaps, which are used to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company holds.

Equity Risk

Equity derivatives are used to mitigate financial risk embedded in certain insurance liabilities.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Credit Risk

The Company is exposed to credit-related losses in the event of non-performance by counterparties to financial instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit ratings. For over-the-counter (OTC) derivatives, the Company’s net credit exposure is determined based on master netting agreements, which take into consideration all derivative positions with the counterparty, as well as collateral posted by the counterparty at the balance sheet date. The Company is exposed to credit risk when the net position with a particular counterparty results in an asset that exceeds collateral pledged by that counterparty.

For OTC contracts, the Company generally uses an International Swaps and Derivative Association Master Agreement (ISDA Master Agreement) and Credit Support Annexes with bilateral collateral provisions to reduce counterparty credit exposures. An ISDA Master Agreement is an agreement between two counterparties, which may cover multiple derivative transactions and such ISDA Master Agreement generally provides for the net settlement of all or a specified group of these derivative transactions, as well as transferred collateral, through a single payment, in a single currency, in the event of a default affecting any one derivative transaction or a termination event affecting all or a specified group of the transactions. The Company minimizes the risk that counterparties might be unable to fulfill their contractual obligations by monitoring counterparty credit exposure and collateral value and may require additional collateral to be posted upon the occurrence of certain events or circumstances. In the unlikely event of a failure to perform by any of the counterparties to these derivative transactions, there would not be a material effect on the Company’s admitted assets, liabilities or capital and surplus.

The Company has also entered into exchange-traded options and futures contracts. Under exchange-traded futures contracts, the Company agrees to purchase a specified number of contracts with other parties and to post or receive variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The parties with whom the Company enters into exchange-traded futures are regulated futures commission merchants who are members of a trading exchange. The credit risk of exchange-traded futures is partially mitigated because variation margin is settled daily in cash. Exchange-traded option contracts are not subject to daily margin settlements and amounts due to the Company based upon favorable movements in the underlying securities or indices are owed upon exercise.

The following table presents the notional amounts, statement values and fair values of the Company’s derivative instruments:

	December 31, 2020			December 31, 2019
(in millions)	Contract or Notional Amount	Statement Value	Fair Value	Contract or Notional Amount	Statement Value	Fair Value
Assets:
Interest rate contracts	$35,628	$1,723	$1,723	$33,189	$1,170	$1,170
Foreign exchange contracts	2,823	384	384	3,750	438	438
Equity contracts	48,218	5,707	5,707	40,674	3,516	3,516
Credit contracts	3,680	2	2	7,728	3	3
Derivative assets, gross	90,349	7,816	7,816	85,341	5,127	5,127
Counter party netting*	-	(6,841)	(6,841)	-	(4,502)	(4,502)
Derivative assets, net	$90,349	$975	$975	$85,341	$625	$625
Liabilities:
Interest rate contracts	$21,921	$1,404	$1,404	$14,079	$1,227	$1,227
Foreign exchange contracts	7,165	567	567	6,354	395	395
Equity contracts	35,368	5,102	5,102	34,406	3,100	3,100
Credit contracts	-	-	-	-	-	-
Other contracts	54	6	6	56	7	7
Derivative liabilities, gross	64,508	7,079	7,079	54,895	4,729	4,729
Counter party netting*	-	(6,841)	(6,841)	-	(4,502)	(4,502)
Derivative liabilities, net	$64,508	$238	$238	$54,895	$227	$227

* Represents netting of derivative exposures covered by a qualifying master netting agreement.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The Company has a right of offset of its derivatives asset and liability positions with various counterparties. The following table presents the effect of the right of offsets:

	December 31, 2020		December 31, 2019
(in millions)	Assets	Liabilities	Assets	Liabilities
Gross amount recognized	$7,816	$(7,079)	$5,127	$(4,729)
Amount offset	(6,841)	6,841	(4,502)	4,502
Net amount presented in the Statement of Admitted Assets, Liabilities, and Capital and Surplus	$975	$(238)	$625	$(227)

* Common stock includes $825 million and $398 million of investments in affiliates at December 31, 2020 and 2019, respectively.

8. INFORMATION ABOUT FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FINANCIAL INSTRUMENTS WITH CONCENTRATIONS OF CREDIT RISK

The following table presents the Company’s derivative financial instruments with concentrations of credit risk:

	December 31, 2020		December 31, 2019
(in millions)	Contract or Notional Amount	Final Maturity Date	Contract or Notional Amount	Final Maturity Date
Derivative assets:
Interest rate contracts	$35,628	2069	$33,189	2069
Foreign exchange contracts	2,823	2048	3,750	2049
Equity contracts	48,218	2028	40,674	2028
Credit contracts	3,680	2025	7,728	2024
Derivative liabilities:
Interest rate contracts	21,921	2070	14,079	2055
Foreign exchange contracts	7,165	2060	6,354	2060
Equity contracts	35,368	2022	34,406	2022
Credit contracts	-		-
Other contracts	54	2042	56	2042

The credit exposure to the Company’s derivative contracts is limited to the fair value of such contracts that are favorable to the Company at the reporting date.

The credit exposure to the Company’s derivative contracts aggregated $1.0 billion and $725 million at December 31, 2020 and 2019, respectively.

9. FAIR VALUE MEASUREMENTS

Fair Value Measurements

The Company carries certain financial instruments at fair value. The Company defines the fair value of a financial instrument as the amount that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Company is responsible for the determination of the value of the investments carried at fair value and the supporting methodologies and assumptions.

The degree of judgment used in measuring the fair value of financial instruments generally inversely correlates with the level of observable valuation inputs. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments for which no quoted prices are available have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction, liquidity and general market conditions.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Fair Value Hierarchy

Assets and liabilities recorded at fair value are measured and classified in accordance with a fair value hierarchy consisting of three “levels” based on the observability of valuation inputs:

•

Level 1: Fair value measurements based on quoted prices (unadjusted) in active markets that the Company has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Company does not adjust the quoted price for such instruments.

•

Level 2: Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

•

Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3. The circumstances for using these measurements include those in which there is little, if any, market activity for the asset or liability. Therefore, the Company must make certain assumptions as to the inputs a hypothetical market participant would use to value that asset or liability. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In those cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value.

Bonds: Fair value is based principally on value from independent third-party valuation service providers, broker quotes and other independent information.

Preferred stocks: Fair value of unaffiliated preferred stocks is based principally on value from independent third-party service providers, broker quotes and other independent information.

Cash, cash equivalents and short term investments: Carrying amount approximate fair value because of the relatively short period of time between origination and expected realization and their limited exposure to credit risk.

Mortgage loans: Fair values are primarily determined by discounting future cash flows to the present at current market rates, using expected prepayment rates.

Contract loans: Carrying amounts, which approximate fair value, are generally equal to unpaid principal amount as of each reporting date. No consideration is given to credit risk because contract loans are effectively collateralized by the cash surrender value of the policies.

Securities lending reinvested collateral assets: Securities lending assets are generally invested in short-term investments and thus carrying amounts approximate fair values because of the relatively short period of time between origination and expected realizations.

Separate account assets: Variable annuity and variable universal life assets are carried at the market value of the underlying securities. Certain separate account assets related to market value adjustment fixed annuity contracts are carried at book value. Fair value is based principally on the value from independent third-party valuation service providers, broker quotes and other independent information.

Policy reserves and contractual liabilities: Fair value for investment contracts (those without significant mortality risk) not accounted for at fair value were estimated for disclosure purposes using discounted cash flow calculations based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. When no similar contracts are being offered, the discount rate is the appropriate swap rates (if available) or current risk-free interest rates consistent with the currency in which cash flows are denominated.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Payable for securities lending: Cash collateral received from the securities lending program is invested in short-term investments and the offsetting liability is included in payable for securities lending. The carrying amount of this liability approximates fair value because of the relatively short period between origination of the liability and expected settlement.

Receivables/payables for securities: Such amounts represent transactions of a short-term nature for which the statement value is considered a reasonable estimate of fair value.

Fair Value Information about Financial Instruments Not Measured at Fair Value

The following table presents the aggregate fair values of the Company’s financial instruments not measured at fair value compared to their statement values:

(in millions)	Aggregate Fair Value	Admitted Assets or Liabilities	Level 1	Level 2	Level 3
December 31, 2020
Assets:
Bonds	$119,814	$104,978	$-	$104,516	$15,298
Preferred stocks	95	85	9	82	4
Common stocks	139	139	-	139	-
Cash, cash equivalents and short-term investments	1,059	1,059	68	991	-
Mortgage loans	22,934	21,378	-	-	22,934
Contract loans	1,235	1,235	-	-	1,235
Receivables for securities	106	106	-	106	-
Securities lending reinvested collateral assets	1,692	1,692	-	1,692	-
Separate account assets	9,937	9,563	-	9,937	-
Liabilities:
Policy reserves and contractual liabilities	13,327	12,154	-	199	13,128
Payable for securities	257	257	-	257	-
Payable for securities lending	1,679	1,679	-	1,679	-
December 31, 2019
Assets:
Bonds	$108,500	$98,976	$-	$92,575	$15,925
Preferred stocks	409	299	5	315	89
Common stocks	143	143	-	143	-
Cash, cash equivalents and short-term investments	446	446	(65)	511	-
Mortgage loans	22,526	21,446	-	-	22,526
Contract loans	1,264	1,264	-	-	1,264
Receivables for securities	110	110	-	110	-
Securities lending reinvested collateral assets	1,283	1,283	-	1,283	-
Separate account assets	8,269	7,795	-	8,269	-
Liabilities:
Policy reserves and contractual liabilities	12,012	11,090	-	239	11,773
Payable for securities	433	433	-	433	-
Payable for securities lending	1,452	1,452	-	1,452	-

Valuation Methodologies of Financial Instruments Measured at Fair Value

Bonds

Bonds with NAIC 6 or 6* designations and preferred stocks with NAIC 4, 5 or 6 designations are carried at the lower of amortized cost or fair value. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure bonds at fair value. Market price data generally is obtained from exchange or dealer markets.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The Company estimates the fair value of securities not traded in active markets, by referring to traded securities with similar attributes, using dealer quotations, a matrix pricing methodology, discounted cash flow analyses or internal valuation models. This methodology considers such factors as the issuer’s industry, the security’s rating and tenor, its coupon rate, its position in the capital structure of the issuer, yield curves, credit curves, prepayment rates and other relevant factors. For bonds that are not traded in active markets or that are subject to transfer restrictions, valuations are adjusted to reflect illiquidity and/or non-transferability, and such adjustments generally are based on available market evidence. In the absence of such evidence, management’s best estimate is used.

Fair values for bonds and preferred stocks based on observable market prices for identical or similar instruments implicitly include the incorporation of counterparty credit risk. Fair values for bonds and preferred stocks based on internal models incorporate counterparty credit risk by using discount rates that take into consideration cash issuance spreads for similar instruments or other observable information.

Common Stocks (Unaffiliated)

Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure equity securities at fair value. Market price data is generally obtained from exchanges or dealer markets.

Freestanding Derivatives

Derivative assets and liabilities can be exchange-traded or traded OTC. The Company generally values exchange-traded derivatives, such as futures and options, using quoted prices in active markets for identical derivatives at the balance sheet date.

OTC derivatives are valued using market transactions and other observable market evidence whenever possible, including market-based inputs to models, model calibration to market clearing transactions, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. When models are used, the selection of a particular model to value an OTC derivative depends on the contractual terms of, and specific risks inherent in, the instrument as well as the availability of pricing information in the market. The Company generally uses similar models to value similar instruments. Valuation models can require a variety of inputs, including contractual terms, market prices and rates, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, such as generic forwards, swaps and options, model inputs can generally be corroborated by observable market data by correlation or other means, and model selection does not involve significant management judgment.

Certain OTC derivatives trade in less liquid markets with limited pricing information, and the determination of fair value for these derivatives is inherently more difficult. When the Company does not have corroborating market evidence to support significant model inputs and cannot verify the model using market transactions, the transaction price is initially used as the best estimate of fair value. Accordingly, when a pricing model is used to value such an instrument, the model is adjusted so the model value at inception equals the transaction price. Subsequent to initial recognition, the Company updates valuation inputs when corroborated by evidence such as similar market transactions, independent third-party valuation services and/or broker or dealer quotations, or other empirical market data. When appropriate, valuations are adjusted for various factors such as liquidity, bid/offer spreads and credit considerations. Such adjustments are generally based on available market evidence. In the absence of such evidence, management’s best estimate is used.

Separate Account Assets

Separate account assets are comprised primarily of registered and open-ended variable funds that trade daily and are measured at fair value using quoted prices in active markets for identical assets. Certain separate account assets are carried at amortized cost.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Assets and Liabilities Measured at Fair Value

The following table presents information about assets and liabilities measured at fair value:

(in millions)	Level 1	Level 2	Level 3	Counterparty Netting*	Total
December 31, 2020
Assets at fair value:
Bonds
Industrial and miscellaneous	$-	$14	$2	$-	$16
Bank loans	-	16	10	-	26
Total bonds	-	30	12	-	42
Common stock
Industrial and miscellaneous	5	-	-	-	5
Mutual funds	-	50	-	-	50
Parent, subsidiaries and affiliates	4	-	-	-	4
Total common stock	9	50	-	-	59
Derivative assets:
Interest rate contracts	-	1,723	-	-	1,723
Foreign exchange contracts	-	384	-	-	384
Equity contracts	8	5,521	179	-	5,708
Credit contracts	-	-	2	-	2
Counterparty netting	-	-	-	(6,841)	(6,841)
Total derivative assets	8	7,628	181	(6,841)	976
Separate account assets	51,430	2,103	-	-	53,533
Total assets at fair value	$51,447	$9,811	$193	$(6,841)	$54,610
Liabilities at fair value:
Derivative liabilities:
Interest rate contracts	$1	$1,403	$-	$-	$1,404
Foreign exchange contracts	-	567	-	-	567
Equity contracts	8	5,045	49	-	5,102
Credit contracts	-	-	-	-	-
Other contracts	-	-	6	-	6
Counterparty netting	-	-	-	(6,841)	(6,841)
Total derivative liabilities	9	7,015	55	(6,841)	238
Total liabilities at fair value	$9	$7,015	$55	$(6,841)	$238
December 31, 2019
Assets at fair value:
Bonds
Industrial and miscellaneous	$-	$11	$1	$-	$12
Total bonds	-	11	1	-	12
Common stock
Industrial and miscellaneous	72	-	20	-	92
Mutual funds	-	37	-	-	37
Parent, subsidiaries and affiliates	6	-	-	-	6
Total common stock	78	37	20	-	135
Derivative assets:
Interest rate contracts	1	1,169	-	-	1,170
Foreign exchange contracts	-	438	-	-	438
Equity contracts	5	3,357	154	-	3,516
Credit contracts	-	-	3	-	3
Counterparty netting	-	-	-	(4,502)	(4,502)
Total derivative assets	6	4,964	157	(4,502)	625
Separate account assets	47,758	1,977	-	-	49,735
Total assets at fair value	$47,842	$6,989	$178	$(4,502)	$50,507
Liabilities at fair value:
Derivative liabilities:
Interest rate contracts	$-	$1,226	$-	$-	$1,226
Foreign exchange contracts	-	395	-	-	395
Equity contracts	5	3,073	23	-	3,101
Other contracts	-	-	7	-	7
Counterparty netting	$-	$-	$-	$(4,502)	$(4,502)
Total derivative liabilities	5	4,694	30	(4,502)	227
Total liabilities at fair value	$5	$4,694	$30	$(4,502)	$227

* Represents netting of derivative exposures covered by a qualifying master netting agreement.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Changes in Level 3 Fair Value Measurements

The following tables present changes in Level 3 assets and liabilities measured at fair value and the gains (losses) related to the Level 3 assets and liabilities that remained on the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus:

(in millions)	Bonds	Preferred Stocks	Common Stocks	Derivative Assets	Total Assets	Derivative Liabilities
Balance, January 1, 2018	$2	-	$3	$79	$84	$5
Total realized/unrealized capital gains or losses:
Included in net (loss) income	(1)	-	-	13	12	1
Included in surplus	(1)	-	6	(44)	(39)	1
Purchases, issuances and settlements	12	75	1	21	109	(1)
Transfers into Level 3	17	-	-	-	17	-
Transfers out of Level 3	(15)	-	(7)	-	(22)	-
Balance, December 31, 2018	$14	75	$3	$69	$161	$6
Total realized/unrealized capital gains or losses:
Included in net (loss) income	-	-	(7)	(19)	(26)	12
Included in surplus	(1)	-	(1)	67	65	23
Purchases, issuances and settlements	(2)	-	2	40	40	(11)
Transfers into Level 3	15	-	23	-	38	-
Transfers out of Level 3	(25)	(75)	-	-	(100)	-
Balance, December 31, 2019	$1	-	$20	$157	$178	$30
Total realized/unrealized capital gains or losses:
Included in net (loss) income	(2)	-	-	88	86	44
Included in surplus	2	1	-	30	33	24
Purchases, issuances and settlements	(14)	-	(30)	(94)	(138)	(43)
Transfers into Level 3	39	1	10	-	50	-
Transfers out of Level 3	(14)	(2)	-	-	(16)	-
Balance, December 31, 2020	$12	-	$-	$181	$193	$55

Assets are transferred out of Level 3 when circumstances change such that significant inputs can be corroborated with market observable data or when the asset is no longer carried at fair value. This may be due to a significant increase in market activity for the asset, a specific event, one or more significant inputs becoming observable or when a long-term interest rate significant to a valuation becomes short-term and thus observable. Transfers out of level 3 can also occur due to favorable credit migration resulting in a higher NAIC designation. Securities are generally transferred into Level 3 due to a decrease in market transparency, downward credit migration and an overall increase in price disparity for certain individual security types. The Company’s policy is to recognize transfers in and out at the end of the reporting period, consistent with the date of the determination of fair value.

In both 2020 and 2019, there were no transfers between Level 1 and Level 2 securities and transfers between Level 2 and Level 3 securities were less than one million.

Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3 in the tables above. As a result, the unrealized capital gains (losses) on instruments held at December 31, 2020 and 2019 may include changes in fair value that were attributable to both observable and unobservable inputs.

Quantitative Information About Level 3 Fair Value Measurements

The Company had no quantitative information about level 3 fair value measurements to report at December 31, 2020.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Gross Basis Fair Value Measurements

The following table presents the Company’s derivative assets and liabilities measured at fair value, on a gross basis, before counterparty and cash collateral netting:

(in millions)	Level 1	Level 2	Level 3	Total
December 31, 2020
Derivative assets at fair value	$8	$7,628	$181	$7,817
Derivative liabilities at fair value	9	7,015	55	7,079

December 31, 2019
Derivative assets at fair value	$6	$4,964	$157	$5,127
Derivative liabilities at fair value	5	4,694	30	4,729

10. AGGREGATE POLICY RESERVES AND DEPOSIT FUND LIABILITIES

The following table presents the Company’s reserves by major category:

	Years ended December 31,
(in millions)	2020	2019
Life insurance	$39,829	$38,744
Annuities (excluding supplementary contracts with life contingencies)	80,859	78,030
Supplementary contracts with life contingencies	560	531
Accidental death benefits	17	18
Disability - active lives	34	32
Disability - disabled lives	237	247
Excess of VM-21 reserves over basic reserves	1,504	-
Excess of AG 43 reserves over basic reserves	-	1,291
Deficiency reserves	1,477	1,660
Other miscellaneous reserve	1,077	1,032
Gross life and annuity reserves	125,594	121,585
Reinsurance ceded	(24,330)	(23,953)
Net life and annuity reserves	101,264	97,632
Accident and health reserves
Unearned premium reserves	9	10
Present value of amounts not yet due on claims	215	230
Additional contract reserves	544	543
Gross accident and health reserves	768	783
Reinsurance ceded	(12)	(17)
Net accident and health reserves	756	766
Aggregate policy reserves	$102,020	$98,398

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the withdrawal characteristics of annuity actuarial reserves and deposit-type contract funds and other liabilities without life contingencies:

A. Individual Annuities:

	December 31, 2020

(in millions)	General account	Separate account with guarantees	Separate account nonguaranteed	Total	% of Total
(1) Subject to discretionary withdrawal :
a. With market value adjusted	$26,372	$1,962	$-	$28,334	26.16%
b. At book value less current surrender charge of 5% or more	10,368	-	-	10,368	9.57%
c. At fair value	-	47	30,098	30,145	27.83%
d. Total with market adjustment or at fair value	36,740	2,009	30,098	68,847	63.56%
e. At book value without adjustment (minimal or no charge or adjustment)	25,026	-	5	25,031	23.11%
(2) Not subject to discretionary withdrawal	14,362	16	61	14,439	13.33%
(3) Total (gross: direct + assumed)	$76,128	$2,025	$30,164	$108,317	100.00%
(4) Reinsurance ceded	264	-	-	264
(5) Total (net)* (3) - (4)	$75,864	$2,025	$30,164	$108,053
(6) Amount included in A(1)b above that will move to A(1)e in the year after statement date:	$1,430	$-	$-	$1,430
* Reconciliation of total annuity actuarial reserves and deposit fund liabilities.

B. Group Annuities:

	December 31, 2020

(in millions)	General account	Separate account with guarantees	Separate account nonguaranteed	Total	% of Total
(1) Subject to discretionary withdrawal :
a. With market value adjusted	$194	$67	$-	$261	0.85%
b. At book value less current surrender charge of 5% or more	48	-	-	48	0.16%
c. At fair value	-	-	18,764	18,764	61.39%
d. Total with market adjustment or at fair value	242	67	18,764	19,073	62.40%
e. At book value without adjustment (minimal or no charge or adjustment)	2,818	-	-	2,818	9.22%
(2) Not subject to discretionary withdrawal	2,231	6,443	-	8,674	28.38%
(3) Total (gross: direct + assumed)	$5,291	$6,510	$18,764	$30,565	100.00%
(4)Reinsurance ceded	66	-	-	66
(5) Total (net)* (3) - (4)	$5,225	$6,510	$18,764	$30,499
(6) Amount included in B(1)b above that will move to B(1)e in the year after statement date:	$5	$-	$-	$5
* Reconciliation of total annuity actuarial reserves and deposit fund liabilities.

C. Deposit-Type Contracts (no life contingencies):

	December 31, 2020

(in millions)	General account	Separate account with guarantees	Separate account nonguaranteed	Total	% of Total
(1) Subject to discretionary withdrawal :
a. With market value adjusted	$-	$-	$-	$-	-%
b. At book value less current surrender charge of 5% or more	-	-	-	-	-%
c. At fair value	-	-	-	-	-%
d. Total with market adjustment or at fair value	-	-	-	-	-%
e. At book value without adjustment (minimal or no charge or adjustment)	615	-	1	616	4.68%
(2) Not subject to discretionary withdrawal	12,436	-	107	12,543	95.32%
(3) Total (gross: direct + assumed)	$13,051	$-	$108	$13,159	100.00%
(4) Reinsurance ceded	17	-	-	17
(5) Total (net)* (3) - (4)	$13,034	$-	$108	$13,142
(6) Amount included in C(1)b above that will move to C(1)e in the year after statement date:	$-	$-	$-	$-
* Represents annuity reserves reported in separate accounts liabilities.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Withdrawal characteristics of Life Actuarial Reserves as of December 31, 2020:

	December 31, 2020
	General Account			Separate Account - Nonguaranteed
(in millions)	Account value	Cash value	Reserve	Account value	Cash value	Reserve
A Subject to discretionary withdrawal, surrender values, or policy loans:
(1) Term policies with cash value	$1	$416	$2,920	$-	$-	$-
(2) Universal life	6,058	5,939	6,737	-	-	-
(3) Universal life with secondary guarantees	1,758	1,466	6,832	-	-	-
(4) Indexed universal life	727	581	708	-	-	-
(5) Indexed universal life with secondary guarantees	985	640	1,112	-	-	-
(6) Indexed life	-	-	-	-	-	-
(7) Other permanent cash value life insurance	2,142	8,652	9,963	1,868	1,868	1,868
(8) Variable life	-	-	-	-	-	-
(9) Variable universal life	127	112	141	1,113	1,107	2,042
(10) Miscellaneous reserves	-	1	1	-	-	-
B Not subject to discretionary withdrawal or no cash values
(1) Term policies without cash value	XXX	XXX	$11,415	XXX	XXX	$-
(2) Accidental death benefits	XXX	XXX	17	XXX	XXX	-
(3) Disability - active lives	XXX	XXX	34	XXX	XXX	-
(4) Disability - disabled lives	XXX	XXX	237	XXX	XXX	-
(5) Miscellaneous reserves	XXX	XXX	2,398	XXX	XXX	-
C Total (gross: direct + assumed)	$11,798	$17,807	$42,515	$2,981	$2,975	$3,910
D Reinsurance ceded	6,370	9,392	23,983	-	-	-
E Total (net) (C) - (D)	$5,428	$8,415	$18,532	$2,981	$2,975	$3,910

11. SEPARATE ACCOUNTS

Separate Accounts

The separate accounts held by the Company consist primarily of variable life insurance policies and variable annuities. These contracts generally are non-guaranteed in nature such that the benefit is determined by the performance and/or market value of the investments held in the separate account. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative.

Certain other separate accounts relate to MVA fixed annuity contracts in which the assets are carried at amortized cost. These policies are required to be held in the Company’s separate account by certain states, including Texas.

Certain other separate accounts relate to flexible premium adjustable life insurance and terminal funding annuities in which the assets are carried at amortized cost. These contracts provide the greater of guaranteed interest returns defined in the policy or interest in excess of the guaranteed rate as defined by the Company.

The Company does not engage in securities lending transactions within the separate accounts.

In accordance with the products/transactions recorded within the separate account, some assets are considered legally insulated whereas others are not legally insulated from the general account. The legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account.

During 2019, AGL established an insulated subaccount CRT-1 of separate account CRT for a reinsurance transaction. Excluding the initial premium and after foreign exchange conversions, the aggregate amount transferred from the general account to the subaccount CRT-1 was $7 million during the fourth quarter of 2020 and $1 million on a cumulative basis. A reserve of $0 is maintained at December 31, 2020 in the general account related to subaccount CRT-1. The insulated separate account maintained a reserve of $197 million at December 31, 2020 for this subaccount CRT-1.

During 2020, AGL established an insulated subaccount CRT-2 of separate account CRT for a reinsurance transaction. Excluding the initial premium and after foreign exchange conversions, the aggregate amount transferred from the subaccount CRT-2 to the general account, was $18 million during the fourth quarter of 2020 and $4 million on a

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

cumulative basis. A reserve of $0 is maintained at December 31, 2020 in the general account related to subaccount CRT-2. The insulated separate account maintained a reserve of $539 million at December 31, 2020 for this subaccount CRT-2.

During 2020, AGL established an insulated subaccount CRT-3 of separate account CRT for a reinsurance transaction. Excluding the initial premium and after foreign exchange conversions, the aggregate amount transferred from the general account to the subaccount CRT-3 was $0 during the fourth quarter of 2020 and $12 million on a cumulative basis. A reserve of $0 is maintained at December 31, 2020 in the general account related to subaccount CRT-3. The insulated separate account maintained a reserve of $444 million at December 31, 2020 for this subaccount CRT-3.

The following table presents separate account assets by product or transaction:

	December 31, 2020		December 31, 2019
(in millions)	Legally Insulated Assets	Separate Accounts Assets (Not Legally Insulated)	Legally Insulated Assets	Separate Accounts Assets (Not Legally Insulated)
Variable annuities	$49,901	$-	$46,380	$-
Variable life	3,574	-	3,354	-
Bank-owned life insurance – hybrid	464	-	444	-
Deferred annuities with MVA features	452	-	491	-
Terminal funding	6,897	-	4,988	-
Stable value wrap	57	-	51	-
Annuities with MVA features	-	1,727	-	1,616
Fixed annuities excess interest adjustment features	-	23	-	206
Total	$61,345	$1,750	$55,708	$1,822

Some separate account liabilities are guaranteed by the general account. To compensate the general account for the risks taken, the separate accounts pay risk charges to the general account.

If claims were filed on all contracts, the current total maximum guarantee the general account would provide to the separate account as of December 31, 2020 and 2019 is $6.2 billion and $5.5 billion, respectively.

There was no separate account business seed money at December 31, for both 2020 and 2019.

The following table presents the risk charges paid by the separate accounts and the guarantees paid by the general account:

(in millions)	Risk Charge paid by the Separate Account	Guarantees Paid by the General Account
2020	$450	$43
2019	383	35
2018	324	41
2017	292	40
2016	330	52

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents information regarding the separate accounts:

(in millions)	Indexed	Non- indexed Guarantee less than or equal to 4%	Non- indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total
December 31, 2020
Premiums, considerations or deposits	$287	$-	$15	$4,263	$4,565
Reserves for accounts with assets at:
Market value	$-	$-	$-	$52,439	$52,439
Amortized costs	1,542	6,988	404	-	8,934
Total reserves	$1,542	$6,988	$404	$52,439	$61,373
By withdrawal characteristics:
Subject to discretionary withdrawal with MVA	$1,542	$5,360	$404	$-	$7,306
At market value	-	-	-	52,324	52,324
Subtotal	1,542	5,360	404	52,324	59,630
Not subject to discretionary withdrawal	-	1,628	-	114	1,742
Total reserves	$1,542	$6,988	$404	$52,438	$61,372
December 31, 2019
Premiums, considerations or deposits	$397	$-	$16	$3,693	$4,106
Reserves for accounts with assets at:
Market value	$-	$-	$-	$48,744	$48,744
Amortized costs	1,258	5,178	422	-	6,858
Total reserves	$1,258	$5,178	$422	$48,744	$55,602
By withdrawal characteristics:
Subject to discretionary withdrawal with MVA	$1,258	$3,567	$422	$-	$5,247
At market value	-	-	-	48,639	48,639
Subtotal	1,258	3,567	422	48,639	53,886
Not subject to discretionary withdrawal	-	1,611	-	105	1,716
Total reserves	$1,258	$5,178	$422	$48,744	$55,602
December 31, 2018
Premiums, considerations or deposits	$241	$-	$43	$3,090	$3,374
Reserves for accounts with assets at:
Market value	$-	$-	$-	$42,885	$42,885
Amortized costs	958	3,769	415	-	5,142
Total reserves	$958	$3,769	$415	$42,885	$48,027
By withdrawal characteristics:
Subject to discretionary withdrawal with MVA	$958	$2,199	$415	$-	$3,572
At market value	-	-	-	42,802	42,802
Subtotal	958	2,199	415	42,802	46,374
Not subject to discretionary withdrawal	-	1,570	-	83	1,653
Total reserves	$958	$3,769	$415	$42,885	$48,027

Reconciliation of Net Transfers to or from Separate Accounts

The following table presents a reconciliation of the net transfers to (from) separate accounts:

	Years ended December 31,
(in millions)	2020	2019	2018
Transfers to separate accounts	$4,553	$4,106	$3,373
Transfers from separate accounts	(4,280)	(4,298)	(4,147)
Net transfers to (from) separate accounts	273	(192)	(774)
Reconciling adjustments:
Deposit-type contracts	-	-	-
Total reconciling adjustments	-	-	-
Transfers as reported in the Statutory Statements of Operations	$273	$(192)	$(774)

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

12. RESERVES FOR GUARANTEED POLICY BENEFITS AND ENHANCEMENTS

Variable annuity contracts may include certain contractually guaranteed benefits to the contract holder. These guaranteed features include GMDB that are payable in the event of death, and living benefits that are payable in the event of annuitization, or, in other instances, at specified dates during the accumulation period. Living benefits include guaranteed minimum withdrawal benefits (GMWB) and, to a lesser extent, guaranteed minimum accumulation benefits (GMAB), which are no longer offered. A variable annuity contract may include more than one type of guaranteed benefit feature; for example, it may have both a GMDB and a GMWB. However, a policyholder generally can only receive payout from one guaranteed feature on a contract containing a death benefit and a living benefit, i.e. the features are mutually exclusive. A policyholder cannot purchase more than one living benefit on one contract. The net amount at risk for each feature is calculated irrespective of the existence of other features; as a result, the net amount at risk for each feature is not additive to that of other features.

Reserves for GMDB, GMIB and GMWB were included in the VACARVM reserves. Total reserves in excess of basic reserves were $1.5 billion at December 31, 2020 and 2019. The Company chose to record reserves in excess of VM-21 minimum reserves in December 31, 2020 and AG 43 in 2019, such that the reserves in both periods equal the C3 Phase II Total Asset Requirement level.

GMDB and GMIB

Depending on the product, the GMDB feature may provide a death benefit of either (a) total deposits made to the contract less any partial withdrawals plus a minimum return or (b) the highest contract value attained, typically on any anniversary date minus any subsequent withdrawals following the contract anniversary. GMIB guarantees a minimum level of periodic income payments upon annuitization. GMDB is the Company’s most widely offered benefit; variable annuity contracts may also include GMIB to a lesser extent, which is no longer offered.

The net amount at risk, which represents the guaranteed benefit exposure in excess of the current account value if death claims were filed on all contracts related to GMDB, was $0.8 billion and $0.9 billion at December 31, 2020 and 2019, respectively.

GMWB

Certain of the Company’s variable annuity contracts offer optional GMWB. With a GMWB, the contract holder can monetize the excess of the guaranteed amount over the account value of the contract only through a series of withdrawals that do not exceed a specific percentage per year of the guaranteed amount. If, after the series of withdrawals, the account value is exhausted, the contract holder will receive a series of annuity payments equal to the remaining guaranteed amount, and, for lifetime GMWB products, the annuity payments continue as long as the covered person(s) are living.

The net amount at risk for GMWB represents the present value of minimum guaranteed withdrawal payments, in accordance with contract terms, in excess of account value. The net amount at risk related to these guarantees was $995 million and $281 million at December 31, 2020 and 2019, respectively. The Company uses derivative instruments and other financial instruments to mitigate a portion of the exposure that arises from GMWB.

13. PARTICIPATING POLICY CONTRACTS

Participating policy contracts entitle a policyholder to share in earnings through dividend payments. These contracts represented less than 1.0 percent of gross insurance in-force at December 31, 2020, 2019 and 2018. Policyholder dividends for the years ended December 31, 2020, 2019 and 2018 were $5 million, $4 million, and $(13) million, respectively.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

14. PREMIUM AND ANNUITY CONSIDERATION DEFERRED AND UNCOLLECTED

The following table presents the deferred and uncollected insurance premiums and annuity consideration (before deduction for amounts non-admitted):

	December 31, 2020		December 31, 2019
(in millions)	Gross	Net of Loading	Gross	Net of Loading
Ordinary new business	$19	$19	$(18)	$(18)
Ordinary renewal	(360)	212	(336)	170
Group life	1	1	1	1
Total	$(340)	$232	$(353)	$153

15. REINSURANCE

In the ordinary course of business, the Company utilizes internal and third-party reinsurance relationships to manage insurance risks and to facilitate capital management strategies. Long-duration reinsurance is effected principally under yearly renewable term treaties. Pools of highly-rated third party reinsurers are utilized to manage net amounts at risk in excess of retention limits. Reinsurance agreements do not relieve the Company of its direct obligations from its beneficiaries. Thus, a credit exposure exists with respect to reinsurance ceded to the extent that any reinsurer fails to meet the obligations assumed under any reinsurance agreement. In addition, the Company assumes reinsurance from other insurance companies.

Effective December 31, 2019, the Company entered into an excess of loss reinsurance agreement providing coverage for aggregate claims incurred during the agreement term associated with guaranteed minimum withdrawal benefits on certain fixed index annuities generally issued prior to April 2019 (“Block 1”) exceeding an attachment point defined in the treaty. Effective October 1, 2020, the Company entered into an additional excess of loss reinsurance agreement covering certain fixed indexed annuities with guaranteed living benefits issued in April 2019 or later, including certain new business issued after the effective date (“Block 2”). The Company did not recognize any reserve credits associated with these treaties, but did recognize an asset related to a permitted practice, associated with the notional value of coverage defined in the treaties. Please see Note 2 for further details regarding the permitted practice.

Reinsurance premiums assumed in 2020, 2019 and 2018 were $1.0 billion, $238 million and $26 million, respectively. Reinsurance premiums ceded in 2020, 2019 and 2018 were $3.3 billion, $2.9 billion and $25.2 billion, respectively. Additionally, reserves on reinsurance assumed were $2.6 billion at December 31, 2020 and $1.6 billion at both December 31, 2019 and 2018. The reserve credit taken on reinsurance ceded was $24.4 billion, $24.0 billion and $23.3 billion at December 31, 2020, 2019 and 2018, respectively. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At December 31, 2020 and 2019, the Company’s reinsurance recoverables were $364 million and $366 million, respectively.

The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits. The Company has no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total revenue collected under the reinsured policies.

The NAIC Model Regulation “Valuation of Life Insurance Policies” (Regulation XXX) requires U.S. life insurers to establish additional statutory reserves for term life insurance policies with long-term premium guarantees and universal life policies with secondary guarantees (ULSGs). In addition, NAIC Actuarial Guideline 38 (Guideline AXXX) clarifies the application of Regulation XXX as to these guarantees, including certain ULSGs. Prior to 2016, the Company managed the capital impact of statutory reserve requirements under Regulation XXX and Guideline AXXX through intercompany reinsurance transactions. Regulation XXX and Guideline AXXX reserves related to new and in-force business (term and universal life) were ceded to the Parent under a coinsurance/modified coinsurance agreement effective January 1, 2011 (the AGC Life Co/ModCo Agreement), prior to the recapture of in-force business effective December 31, 2016. New business is still ceded under this treaty. Concurrent with the recapture of this in-force business, the reserves were ceded to an unaffiliated reinsurer via amendment to a treaty effective July 1, 2016.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

In 2020, the AGC Life Co/ModCo Agreement increased the Company’s pre-tax earnings by $337 million, while in 2019, the AGC Life Co/ModCo Agreement increased pre-tax earnings by $520 million. In 2018, the AGC Life Co/ModCo Agreement increased pre-tax earnings by $382 million.

In February 2018, the Company and its U.S. life insurance company affiliates, Variable Annuity Life Insurance Company and The United States Life Insurance Company in the City of New York, each executed their respective Modified Coinsurance (ModCo) Agreements (The Agreements) with Fortitude Reinsurance Company, Ltd (FRL), (formerly DSA Reinsurance Company Limited), at the time a wholly owned AIG subsidiary and registered Class 4 and Class E reinsurer in Bermuda. The Agreements were effective as of January 1, 2017 in respect of certain closed blocks of business (including structured settlements and single premium immediate annuities). Fortitude Group Holdings, LLC (Fortitude Holdings) was formed by AIG to act as a holding company for FRL.

The initial consideration represented the book value of ModCo Assets held by the Company on behalf of FRL and was equal to the ModCo Reserves ceded at the effective date. While there was no net impact from the initial accounting as of the effective date, there was a significant offsetting impact on certain individual line items in the Summary of Operations.

Total returns on the ModCo Assets subsequent to the effective date inure to the benefit of FRL and are reported with the ModCo reserve adjustments. The Company did not receive a ceding commission at contract inception.

The Company completed its initial settlement with FRL in June 2018 and settles all payable or receivable balances quarterly. The fourth quarter settlement of $145 million was paid in March 2021.

On November 13, 2018, AIG completed the sale of a 19.9 percent ownership interest in Fortitude Holdings to TC Group Cayman Investment Holdings, L.P. (TCG), an affiliate of The Carlyle Group L.P. Subsequent to this sale, Fortitude Holdings owns 100 percent of the outstanding common shares of FRL and AIG has an 80.1 percent ownership interest in Fortitude Holdings.

On November 25, 2019, AIG entered into a membership interest purchase agreement with Fortitude Holdings, The Carlyle Group L.P. (Carlyle), Carlyle FRL, L.P., an investment fund advised by an affiliate of Carlyle (Carlyle FRL), T&D United Capital Co., Ltd. (T&D) and T&D Holdings, Inc., pursuant to which, subject to the satisfaction or waiver of certain conditions set forth therein, Carlyle FRL will purchase from AIG a 51.6 percent ownership interest in Fortitude Holdings and T&D will purchase from AIG a 25 percent ownership interest in Fortitude Holdings. Upon closing of the Fortitude Sale, AIG will have a 3.5 percent ownership interest in Fortitude Holdings. Additional information about this transaction is set forth in AIG’s Parent 10-K for year ending December 31, 2019.

On June 2, 2020, AIG Parent completed the sale of a majority of the interests in Fortitude Group Holdings, LLC (Fortitude Holdings) to Carlyle FRL, L.P. (Carlyle FRL), an investment fund advised by an affiliate of The Carlyle Group Inc. (Carlyle), and T&D United Capital Co., Ltd. (T&D), a subsidiary of T&D Holdings, Inc., under the terms of a membership interest purchase agreement entered into on November 25, 2019 by and among AIG Parent, Fortitude Holdings, Carlyle FRL, Carlyle, T&D and T&D Holdings, Inc. (the Majority Interest Fortitude Sale). AIG Parent established Fortitude Reinsurance Company Ltd. (Fortitude Re), a wholly owned subsidiary of Fortitude Holdings, in 2018 in a series of reinsurance transactions related to AIG Parent’s Legacy Portfolio. As of December 31, 2020, approximately $30.5 billion of reserves from AIG’s Parent’s Legacy Life and Retirement Run-Off Lines and approximately $4.1 billion of reserves from AIG’ Parent’s Legacy General Insurance Run-Off Lines, related to business written by multiple wholly-owned AIG subsidiaries, had been ceded to Fortitude Re under these reinsurance transactions. As of closing of the Majority Interest Fortitude Sale, these reinsurance transactions are no longer considered affiliated transactions and Fortitude Re is the reinsurer of the majority of AIG Parent’s Legacy Portfolio. As these reinsurance transactions are structured as modified coinsurance and loss portfolio transfers with funds withheld, following the closing of the Majority Interest Fortitude Sale, AIG Parent continues to reflect the invested assets, which consist mostly of available for sale securities, supporting Fortitude Re’s obligations, in AIG’ Parent’s financial statements.

Following closing, AIG contributed $700 million of the proceeds of the Majority Interest Fortitude Sale to certain of its General Insurance subsidiaries and $135 million of the proceeds of the Majority Interest Fortitude Sale to The United States Life Insurance Company in the City of New York. AIG retained $615 million of the proceeds it had previously

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

expected to contribute to certain of its Life and Retirement subsidiaries; as a result of the lower contribution, AIG received reduced dividend distributions from its Life and Retirement subsidiaries in 2020 compared to its original plan.

Effective as of July 1, 2020, the Company executed a First Amendment to the Amended and Restated Modified Coinsurance Agreement (the “Amended ModCo”) with Fortitude Reinsurance Company, Ltd. (“Fortitude”) pursuant to which certain business ceded under the Amended ModCo was recaptured by AGL from Fortitude and certain additional business was ceded by the Company to Fortitude.

The table below presents the impact of the execution of the ModCo Agreement in February 2018 with an effective date of January 1, 2017, by line item in the Company’s statements of assets, liabilities, surplus and other funds and on the summary of operations:

				Balance as of December 31, 2020
Statutory Statements of Assets, Liabilities and Capital and
Funds withheld				$145

Increase (Decrease) (in millions)	Initial Accounting	As of the Years Ended December 31, 2019, 2018 and 2017	Total Reported at December 31, 2019	As of and Year Ended December 31, 2020
Statutory Statement of Operations
Premiums and annuity considerations	$(22,152)	$(882)	$(23,035)	$(574)
Commissions and expense allowances	-	162	162	63
Reserve adjustments on reinsurance ceded	22,152	(5,027)	17,126	(1,644)
Total revenues	-	(5,747)	(5,747)	(2,155)
Death benefits	-	(770)	(770)	(259)
Annuity benefits	-	(3,077)	(3,077)	(991)
Surrender benefits	-	(388)	(388)	(123)
Other benefits	-	(781)	(781)	(208)
Other expenses	-	(1)	(1)	-
Total benefits and expenses	-	(5,017)	(5,017)	(1,581)
Net gain from operations before dividends to policyholders and federal income taxes	-	(730)	(730)	(574)
Dividends to policyholders	-	(38)	(38)	(10)
Net gain from operations after dividends to policyholders and before federal income	$-	$(692)	$(692)	$(564)

During 2020, the Company did not commute any treaties with non-affiliated reinsurers. In 2019 and 2018, the Company commuted reinsurance treaties with non-affiliated reinsurers, which resulted in increases in the Company’s pre-tax earnings of less than a million dollars.

The Company has an annuity Co/ModCo agreement with an affiliate, AIG Life of Bermuda, Ltd. (AIGB), in which AIGB reinsures certain deferred annuity contracts issued between 2003 and 2007. The agreement is such that the Company retains and controls assets held in relation to the related reserve. As of December 31, 2020 and 2019, the assets and liabilities resulting from the agreement and recorded in the accompanying financial statements were $6.0 billion and $6.5 billion, respectively. In 2020, 2019 and 2018, the Agreement decreased the Company’s pre-tax earnings by $1 million.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

16. FEDERAL INCOME TAXES

Recent U.S. Tax Law Changes

On December 22, 2017, the United States enacted Public Law 115-97, known as the Tax Cuts and Jobs Act (“the Tax Act”). The Tax Act reduced the statutory rate of U.S. federal corporate income tax to 21 percent and enacted numerous other changes impacting the Company.

The Tax Act includes provisions for Global Intangible Low-Taxed Income (“GILTI”), under which taxes on foreign income are imposed on the excess of a deemed return on tangible assets of foreign corporations and for Base Erosion and Anti-Abuse Tax (“BEAT”), under which taxes are imposed on certain base eroding payments to affiliated foreign companies. While the U.S. tax authorities issued formal guidance, including recently issued proposed and final regulations for BEAT and other provisions of the Tax Act, there are still certain aspects of the Tax Act that remain unclear and subject to substantial uncertainties. Additional guidance is expected in future periods. Such guidance may result in changes to the interpretations and assumptions the Company made and actions the Company may take, which may impact amounts recorded with respect to international provisions of the Tax Act, possibly materially. Consistent with accounting guidance, the Company treats BEAT as a period tax charge in the period the tax is incurred and has made an accounting policy election to treat GILTI taxes in a similar manner. No provision for income tax related to GILTI or BEAT was recorded as of December 31, 2020.

On March 27, 2020, the U.S. enacted the Coronavirus Aid, Relief, and Economic Security (“CARES”) Act to mitigate the economic impacts of the COVID-19 crisis. The tax provisions of the CARES Act have not had and are currently not expected to have a material impact on the Company’s U.S. federal tax liabilities.

The following table presents the components of the net deferred tax assets and liabilities:

	December 31, 2020			December 31, 2019			Change

(in millions)	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross DTA	$2,694	$1,968	$4,662	$2,353	$1,540	$3,893	$341	$428	$769
Statutory valuation allowance adjustment	-	-	-	-	-	-	-	-	-
Adjusted gross DTA	2,694	1,968	4,662	2,353	1,540	3,893	341	428	769
DTA non-admitted	1,505	1,968	3,473	1,348	1,540	2,888	157	428	585
Net admitted DTA	1,189	-	1,189	1,005	-	1,005	184	-	184
DTL	430	-	430	387	-	387	43	-	43
Total	$759	$-	$759	$618	$-	$618	$141	$-	$141

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the ordinary and capital DTA admitted assets as the result of the application of SSAP 101:

	December 31, 2020			December 31, 2019			Change

(in millions)	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Admission calculation components
SSAP 101
Federal income taxes paid in prior years recoverable through loss carry backs	$-	$-	$-	$-	$-	$-	$-	$-	$-
Adjusted gross DTA expected to be realized (excluding amount of DTA from above) after application of the threshold limitation	759	-	759	618	-	618	141	-	141
1. Adjusted gross DTA expected to be realized following the reporting date	759	-	759	618	-	618	141	-	141
2. Adjusted gross DTA allowed per limitation threshold	-	-	1,329	-	-	1,145	-	-	184
Adjusted gross DTA (excluding the amount of DTA from above) offset by gross DTL	430	-	430	387	-	387	43	-	43
DTA admitted as the result of application of SSAP 101	$1,189	$-	$1,189	$1,005	$-	$1,005	$184	$-	$184

The following table presents the ratio percentage and amount of adjusted capital to determine the recovery period and threshold limitation amount:

	Years ended December 31,
($ in millions)	2020	2019
Ratio percentage used to determine recovery period and threshold limitation amount	777%	724%

Amount of adjusted capital and surplus used to determine recovery period and threshold limitation amount	$8,857	$7,636

The Company has no tax planning strategies used in the determination of adjusted gross DTA’s or net admitted DTA’s.

The Company’s planning strategy does not include the use of reinsurance.

The Company is not aware of any significant DTLs that are not recognized in the statutory financial statements.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following tables present the major components of the current income tax expense and net deferred tax assets (liabilities):

	Years Ended December 31,
(in millions)	2020	2019	2018
Current income tax expense
Federal	$961	$760	$513
Foreign	-	-	-
Subtotal	961	760	513
Federal income tax on net capital gains (losses)	316	81	(88)
Federal income tax incurred	$1,277	$841	$425

	Years Ended December 31,
(in millions)	2020	2019	Change
Deferred tax assets:
Ordinary:
Policyholder reserves	$1,255	$1,068	$187
Investments	14	27	(13)
Deferred acquisition costs	817	658	159
Fixed assets	407	377	30
Compensation and benefits accrual	42	48	(6)
Tax credit carryforward	123	141	(18)
Other (including items less than 5% of total ordinary tax assets)	36	34	2
Subtotal	2,694	2,353	341
Non-admitted	1,505	1,348	157
Admitted ordinary deferred tax assets	1,189	1,005	184
Capital:
Investments	1,968	1,540	428
Subtotal	1,968	1,540	428
Non-admitted	1,968	1,540	428
Admitted capital deferred tax assets	-	-	-
Admitted deferred tax assets	1,189	1,005	184
Deferred tax liabilities:
Ordinary:
Deferred and uncollected premium	104	92	12
Policyholder reserves	250	231	19
General expense	76	64	12
Subtotal	430	387	43
Capital:
Other (including items less than 5% of total capital tax liabilities)	-	-	-
Subtotal	-	-	-
Deferred tax liabilities	430	387	43
Net deferred tax assets	$759	$618	$141

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The change in net deferred income taxes is comprised of the following (this analysis is exclusive of non-admitted assets as the change in non-admitted assets and the change in net deferred income taxes are reported in separate components of capital and surplus):

	Years Ended December 31,
(in millions)	2020	2019	Change
Total adjusted deferred tax assets	$4,662	$3,893	$769
Total deferred tax liabilities	430	387	43
Net adjusted deferred tax assets	$4,232	$3,506	726
Tax effect of unrealized gains (losses)			124
Change in net deferred income tax			$850

The provision for incurred federal taxes is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The following table presents the significant items causing this difference:

	December 31, 2020		December 31, 2019		December 31, 2018
(in millions)	Amount	Effective Tax Rate	Amount	Effective Tax Rate	Amount	Effective Tax Rate
Income tax expense at applicable rate	$262	21.0%	$196	21.0%	$208	21.0%
Change in valuation adjustment	-	-	(220)	(23.6)	220	22.2
Amortization of interest maintenance reserve	111	8.9	71	7.6	(30)	(3.0)
Prior year return true-ups and adjustments	7	0.5	(60)	(6.4)	7	0.7
Surplus adjustments	62	5.1	(44)	(4.6)	8	0.8
Dividends received deduction	(20)	(1.6)	(29)	(3.1)	(20)	(2.1)
Other permanent adjustments	3	0.2	12	1.2	1	0.1
Disregarded entities	7	0.6	10	1.1	20	2.1
Change in non-admitted assets	(13)	(1.0)	4	0.4	(13)	(1.3)
LTIP Shortfall Deduction	7	0.6	-	-	-	-
Statutory income tax expense (benefit)	$426	34.3%	$(60)	(6.4)%	$401	40.5%

Federal income taxes incurred	$1,277	102.5%	$841	90.2%	$425	42.9%
Change in net deferred income taxes	(851)	(68.2)	(901)	(96.6)	(24)	(2.4)
Statutory income tax expense (benefit)	$426	34.3%	$(60)	(6.4)%	$401	40.5%

At December 31, 2020, the Company had the following foreign tax credits carryforwards:

(in millions)
Year Expires	Amount
2021	$8
2022	7
2023	1
2024	1
2025	-
Total	$17

At December 31, 2020, the Company had no operating loss carryforwards or capital loss carryforwards.

At December 31, 2020, the Company had an alternative minimum tax credit of $1 million.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

At December 31, 2020, the Company had the following general business credit carryforwards:

(in millions)
Year Expires	Amount
2025	$3
2026	6
2027	10
2028	13
2029	19
2030	38
2031	7
2032	8
Total	$104

At December 31, 2020, the Company had charitable contribution carryforwards less than a million dollars, which expire in 2021.

The following table presents income tax incurred that is available for recoupment in the event of future net losses:

(in millions)
December 31,	Capital
2018	$15
2019	183
2020	430
Total	$628

In general, realization of DTAs depends on a company’s ability to generate sufficient taxable income of the appropriate character within the carryforward periods in the jurisdictions in which the net operating losses and deductible temporary differences were incurred. In accordance with the requirements established in SSAP 101, the Company assessed its ability to realize DTAs of $4.7 billion and concluded that no valuation allowance was required at December 31, 2020. Similarly, the Company concluded that no valuation allowance was required on the DTAs of $3.9 billion at December 31, 2019.

The Company had no deposits admitted under Internal Revenue Code Section 6603.

The following table presents a reconciliation of the beginning and ending balances of the total amounts of gross unrecognized tax benefits, excluding interest and penalties:

	Years Ended December 31,
(in millions)	2020	2019
Gross unrecognized tax benefits at beginning of year	$17	$17
Increases in tax position for prior years	-	-
Decreases in tax position for prior years	-	-
Gross unrecognized tax benefits at end of year	$17	$17

As of December 31, 2020 and 2019, the amounts of unrecognized tax benefits that, if recognized, would favorably affect the effective tax rate were $17 million and $17 million respectively.

Interest and penalties related to unrecognized tax benefits are recognized in income tax expense. At December 31, 2020 and 2019, the Company had accrued liabilities of $7.2 million and $6.5 million, respectively, for the payment of interest (net of the federal benefit) and penalties. In 2020, 2019 and 2018, the Company recognized expense of less than $1 million interest (net of the federal benefit) and penalties.

The Company regularly evaluates proposed adjustments by taxing authorities. At December 31, 2020, such proposed adjustments would not have resulted in a material change to the Company’s financial condition, although it is possible that the effect could be material to the Company’s results of operations for an individual reporting period. Although it is reasonably possible that a change in the balance of unrecognized tax benefits may occur within the next twelve months,

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

based on the information currently available, the Company does not expect any change to be material to its financial condition.

The Company is currently under Internal Revenue Service (IRS) examinations for the taxable years 2007 - 2013. Although the final outcome of possible issues raised in any future examination are uncertain, the Company believes that the ultimate liability, including interest, will not materially exceed amounts recorded in the financial statements. The Company’s taxable years 2007 - 2020 remain subject to examination by major tax jurisdictions.

The Company is not subject to the repatriation transition tax for the year ended December 31, 2020.

Alternative Minimum Tax Credit

(in thousands)	2020
(1) Gross AMT Credit Recognized as:
a. Current year recoverable	$2
b. Deferred tax asset (DTA)	1

(2) Beginning balance of AMT credit carryforward	$3
(3) Amounts recovered	2
(4) Adjustments	-
(5) Ending Balance of AMT credit carryforward (5=2-3-4)	1
(6) Reduction for sequestration	-
(7) Nonadmitted by reporting entity	1
(8) Reporting entity ending balance (8=5-6-7)	$-

The Company joins in the filing of a consolidated federal income tax return with AIG Parent.

The Company has a written agreement with AIG Parent under which each subsidiary agrees to pay AIG Parent an amount equal to the consolidated federal income tax expense multiplied by the ratio that the subsidiary’s separate return tax liability bears to the consolidated tax liability, plus one hundred percent of the excess of the subsidiary’s separate return tax liability over the allocated consolidated tax liability. AIG Parent agrees to pay each subsidiary for the tax benefits, if any, of net operating losses, net capital losses and tax credits which are not usable by the subsidiary but which are used by other members of the consolidated group.

The following table lists those companies that form part of the 2020 AIG consolidated federal tax return:

Company	Company	Company	Company	Company
A.I. Credit Corp.	AGC Life Insurance Company	AGL Loan Investments Corporation	AGLIC Investments Bermuda Limited	AH SLP 1094 San Lucas, LLC
AH SubGP 1000 Woodwind Lakes, LLC	AH SubGP 1007 Highland Meadow, LLC	AH SubGP 1020 Collingham, LLC	AH SubGP 1045 Montgomery, LLC	AH SubGP 1098 Green Pines, LLC

AH SubGP 1158 Flat Iron, LLC	AH SubGP 1170 Palms at Vero Beach, LLC	AH SubGP 1212 Painted Desert, LLC	AH SubGP 1248 North Vista, LLC	AH SubGP 1263 West Virginia, LLC

AH SubGP 1384 Woodglen, LLC	AH SubGP 1433 Magnolia, LLC	AH SubGP 1450 Timber, LLC	AH SubGP 1470 Palmetto, LLC	AH SubGP 1480 Eastmont Senior, LLC

AH SubGP 1535 Hunter’s Run, LLC	AH SubGP 1548 Walnut, LLC	AH SubGP 1551 Spanish Creek, LLC	AH SubGP 1597 Broadmoor, LLC	AH SubGP 1600 Rainer, LLC

AH SubGP 1631 Broadway, LLC	AH SubGP 1694 Sonoma, LLC	AH SubGP 245 Garland, LLC	AH SubGP 479 Sunrise, LLC	AH SubGP 516 Merrilltown, LLC

AH SubGP 641 McKinney Apartments, LLC	AH SubGP 665 Salinas Bay, LLC	AH SubGP 693 Parkland Pointe, LLC	AH SubGP 716 Villas of Mission Bend, LLC	AH SubGP 759 Parker Commons, LLC

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Company	Company	Company	Company	Company
AH SubGP 785 Mayfield, LLC	AH SubGP 787 North Knoll, LLC	AH SubGP 835 Whispering, LLC	AH SubGP 842 Huebner, LLC	AH SubGP 911 Mainland, LLC

AH SubGP 929 Collinwood, LLC	AH SubGP 936 Emmaus, LLC	AH SubGP 997 Maxey, LLC	AH SubGP Crestview Duplexes, LLC	AH SubGP GAG Gandolf, LLC

AH SubGP MDL, LLC	AIG Aerospace Adjustment Services, Inc.	AIG Aerospace Insurance Services, Inc.	AIG Asset Management (U.S.), LLC	AIG Asset Management EU CLO, LLC

AIG Assurance Company	AIG BG Holdings LLC	AIG Capital Corporation	AIG Capital Services, Inc.	AIG Claims, Inc.

AIG Commercial Equipment Finance, Inc.	AIG Consumer Finance Group, Inc.	AIG Credit (Europe) Corporation	AIG Credit Corp.	AIG Direct Insurance Services, Inc.

AIG Employee Services, Inc.	AIG FCOE, Inc.	AIG Federal Savings Bank	AIG Financial Products Corp.	AIG Fund Services, Inc.

AIG G5, Inc.	AIG Global Asset Management Holdings Corp.	AIG Global Capital Markets Securities, LLC	AIG Global Real Estate Investment Corp.	AIG Insurance Management Services, Inc.

AIG International Inc.	AIG Kirkwood, Inc.	AIG Korean Real Estate Development YH	AIG Life Holdings, Inc.	AIG Life of Bermuda, Ltd.

AIG Markets, Inc.	AIG Matched Funding Corp.	AIG Mortgage Capital, LLC	AIG North America, Inc.	AIG Partnership Holdings Corp.

AIG PC Global Services Inc.	AIG Procurement Services, Inc.	AIG Property Casualty Company	AIG Property Casualty U.S., Inc.	AIG Property Casualty, Inc.

AIG Realty, Inc.	AIG Securities Lending Corp.	AIG Shared Services	AIG Shared Services Corporation	AIG Specialty Insurance Company

AIG Spring Ridge I, Inc.	AIG Technologies, Inc.	AIG Technologies, Inc. (U.K. branch)	AIG Travel, Inc.	AIG Warranty Services of Florida, Inc.

AIG Warranty Services, Inc.	AIG WarrantyGuard, Inc.	AIG.COM, Inc.	AIG-FP Capital Preservation Corp.	AIG-FP Matched Funding Corp.

AIG-FP Pinestead Holdings Corp.	AIGGRE Dakota Springs Investor LLC	AIGGRE DC Ballpark Investor, LLC	AIGGRE Europe Real Estate Fund I	AIGGRE Livermore Longfellow Investor LLC

AIGGRE Market Street II LLC	AIGGRE North Getty Investor LLC	AIGGRE U.S. Real Estate Fund I	AIGGRE U.S. Real Estate Fund II	AIGGRE U.S. Real Estate Fund II GP, LLC

AIGGRE U.S. Real Estate Fund III	AIGGRE VISTA, LLC	AIGT Inc. Hong Kong Branch	AIU Insurance Company	Akita, Inc.

Alabaster Capital LLC	AlphaCat Capital Inc.	AM Holdings LLC	American Athletic Club, Inc.	American General Annuity Service Corporation

American General Assignment	American General Assignment Corporation	American General Insurance Agency, Inc.	American General Life Insurance Company	American General Life Services Company, LLC

American General Realty	American Home Assurance Company	American International Facilities Management	American International Group, Inc.	American International Realty Corporation

American International Reinsurance	Applewood Funding Corp.	Arthur J. Glatfelter Agency, Inc.	Barnegat Funding Corp.	Blackboard Customer Care Insurance Services

Blackboard Insurance Company	Blackboard Services, LLC	Blackboard Specialty Insurance Company	Blackboard U.S. Holdings, Inc.	CAP Investor 1, LLC

CAP Investor 2, LLC	CAP Investor 4, LLC	CAP Investor 5, LLC	CAP Investor 8, LLC	CAP Investor 10, LLC

CAP Investor 14, LLC	Charleston Bay SAHP Corp.	Commerce and Industry Insurance Company	Connective Mortgage Advisory Company	Crop Risk Services, Inc.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Company	Company	Company	Company	Company

Crossings SAHP Corp.	Design Professionals Association	DIL/SAHP Corp.	DSA P&C Solutions, Inc.	Eaglestone Reinsurance Company
Eastgreen, Inc.	First Principles Capital Management, LLC	Forest SAHP Corp.	Fortitude Group Holdings, LLC	Fortitude Group Services, Inc.
Fortitude Life & Annuity Solutions, Inc.	Fortitude Re Investments, LLC	Fortitude Reinsurance Company, Ltd.	Foundry Insurance Agency, Inc.	GIG of Missouri, Inc.
GIG Reinsurance Company, Ltd.	Glatfelter Claims Management, Inc.	Glatfelter Properties, LLC	Glatfelter Underwriting Services, Inc.	Grand Savannah SAHP Corp.
Granite State Insurance Company	Health Direct, Inc.	Illinois National Insurance Co.	Integrated Manufacturing Companies, Inc.	Knickerbocker Corporation

LBMA Equipment Services, Inc.	Lexington Insurance Company	Lexington Specialty Insurance Agency, Inc.	Livetravel, Inc.	LSTREET I, LLC
LSTREET II, LLC	MG Reinsurance Limited	MIP Mezzanine, LLC	MIP PE Holdings, LLC	Morefar Marketing, Inc.
Mt. Mansfield Company, Inc.	National Union Fire Insurance	National Union Fire Insurance Company	New Hampshire Insurance Company	PCG 2019 Corporate Member Limited
Pearce & Pearce, Inc.	Pine Street Real Estate Holdings Corp.	Prairie SAHP Corp.	Raptor Funding Corp.	Rialto Melbourne Investor LLC
Risk Specialists Companies	SA Affordable Housing, LLC	SA Investment Group, Inc.	SA SubGP 1000 Woodwind Lakes, LLC	SAAHP GP Corp.
SAFG Retirement Services, Inc.	SAHP GA III - SC LLC	SAI Deferred Compensation Holdings, Inc.	Sandstone (2016) Ltd.	SCSP Corp.

Service Net Solutions of Florida, LLC	Service Net Warranty, LLC	SLP Housing GPDNAC, LLC	SNW Insurance Agency, LLC	Spruce Peak Realty, LLC
Stowe Mountain Holdings, Inc.	Stratford Insurance Company	SubGen NT, Inc.	SunAmerica Affordable Housing Partners, Inc.	SunAmerica Asset Management, LLC
SunAmerica Fund Assets 104, LLC	SunAmerica Fund Assets 110, LLC	SunAmerica Fund Assets 112, LLC	SunAmerica Fund Assets 119, LLC	SunAmerica Fund Assets 150, LLC
SunAmerica Fund Assets 163, LLC	SunAmerica Fund Assets, LLC	SunAmerica Life Reinsurance Company	SunAmerica Retirement Markets, Inc.	Susquehanna Agents Alliance, LLC

The Glatfelter Agency, Inc.	The Insurance Company of the State of Pennsylvania	The United States Life Insurance Company of the City of New York	The Variable Annuity Life Insurance Company	Travel Guard Group, Inc.
Tudor Insurance Company	U G Corporation	VALIC Financial Advisors, Inc.	VALIC Retirement Services Company	Validus America, Inc.
Validus Re Americas (New Jersey), Inc.	Validus Reaseguros, Inc.	Validus Services, Inc.	Validus Specialty Underwriting Services, Inc.	Validus Specialty, LLC

Volunteer Firemen’s Insurance Services, Inc.	Webatuck Corp.	Westco Claims Management Services, Inc.	Westco Insurance Managers, Inc.	Western World Insurance Company
Western World Insurance Group, Inc.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

17. CAPITAL AND SURPLUS

RBC standards are designed to measure the adequacy of an insurer’s statutory capital and surplus in relation to the risks inherent in its business. The RBC standards consist of formulas that establish capital requirements relating to asset, insurance, business and interest rate risks. The standards are intended to help identify companies that are under-capitalized, and require specific regulatory actions in the event an insurer’s RBC is deficient. The RBC formula develops a risk-adjusted target level of adjusted statutory capital and surplus by applying certain factors to various asset, premium and reserve items. Higher factors are applied to more risky items and lower factors are applied to less risky items. Thus, the target level of statutory surplus varies not only because of the insurer’s size, but also on the risk profile of the insurer’s operations. At December 31, 2020, the Company exceeded RBC requirements that would require any regulatory action.

Dividends that the Company may pay to the Parent in any year without prior approval of the TDI are limited by statute. The maximum amount of dividends in a 12-month period, measured retrospectively from the date of payment, which the Company can pay without the Company obtaining the prior approval of the TDI is limited to the greater of: (1) 10 percent of the Company’s statutory surplus as regards to policyholders at the preceding December 31; or (2) the preceding year’s statutory net gain from operations. Additionally, unless prior approval of the TDI is obtained, dividends can only be paid out of the Company’s unassigned surplus. Subject to the TDI requirements, the maximum dividend payout that may be made in 2021 without prior approval of the TDI is $751 million. Dividend payments in excess of positive retained earnings are classified and reported as a return of capital.

Dividends are paid as determined by the Board of Directors and are noncumulative. The following table presents the dividends paid by the Company during 2020, 2019 and 2018:

Date	Type	Cash or Non-cash	Amount (in millions)
2019
March 28, 2019	Extraordinary	Cash	$330
June 26, 2019	Extraordinary	Cash	330
September 25, 2019	Ordinary	Cash	230
2018
March 27, 2018	Extraordinary	Cash	$337
June 26, 2018	Extraordinary	Cash	680
September 24, 2018	Extraordinary	Cash	680

The Company’s cumulative preferred stock has an $80 dividend rate and is redeemable at $1,000 per share. The holder of this stock, the Parent, is entitled to one vote per share. The company paid no dividends to its parent in 2020.

18. RETIREMENT PLANS AND SHARE-BASED AND DEFERRED COMPENSATION PLANS

The Company does not directly sponsor any defined benefit or defined contribution plans and does not participate in any multi-employer plans.

Employee Retirement Plan

The Company’s employees participate in various AIG Parent-sponsored defined benefit pension and postretirement plans. AIG Parent, as sponsor, is ultimately responsible for the maintenance of these plans in compliance with applicable laws. The Company is not directly liable for obligations under these plans; its obligation results from AIG Parent’s allocation of the Company’s share of expenses from the plans based on participants’ earnings for the pension plans and on estimated claims less contributions from participants for the postretirement plans.

Effective January 1, 2016, the U.S. defined benefit pension plans were frozen. Consequently, these plans are closed to new participants and current participants no longer earn benefits. However, interest credits continue to accrue on the

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

existing cash balance accounts and participants are continuing to accrue years of service for purposes of vesting and early retirement eligibility and subsidies as they continue to be employed by AIG Parent and its subsidiaries.

The following table presents information about employee-related costs (expense credits) allocated to the Company:

	Years ended December 31,
(in millions)	2020	2019	2018
Defined benefit plans	$(10)	$(2)	$(12)
Postretirement medical and life insurance plans	1	1	1
Total	$(9)	$(1)	$(11)

Defined Contribution Plan

AIG Parent sponsors a 401(k) plan which provides for pre-tax salary reduction contributions by its U.S. employees. The Company made matching contributions of 100 percent of the first six percent of participant contributions, subject to IRS-imposed limitations.

Effective January 1, 2016, AIG Parent provides participants in the plan an additional fully vested, non-elective, non-discretionary employer contribution equal to three percent of the participant’s annual base compensation for the plan year, paid each pay period regardless of whether the participant currently contributes to the plan, and subject to the IRS-imposed limitations.

The Company’s pre-tax expense associated with this plan was $27 million, $28 million and $27 million in 2020, 2019 and 2018, respectively.

Share-based and Deferred Compensation Plans

AIG sponsors Long Term Incentive Plans (“LTIP”) that provide for annual awards to certain employees, including senior executive officers and other highly compensated employees that may be a combination of one or more of the following units: performance share units (“PSUs”), restricted stock units (“RSUs”), or stock options.

The number of PSUs issued on the grant date (the target) provides the opportunity for the LTIP participant to receive shares of AIG Common Stock based on AIG achieving specified performance goals at the end of a three-year performance period. These performance goals are pre-established by AIG’s Compensation and Management Resources Committee for each annual grant and may differ from year to year. The actual number of PSUs earned can vary from zero to 200 percent of the target for the 2020, 2019 and 2018 awards, depending on AIG’s performance relative to a specified peer group and/or the outcome of pre-established financial goals, as applicable. RSUs and stock options are earned based on continued service by the participant.

Vesting occurs on January 1 of the year immediately following the end of the three-year performance period. For awards granted prior to 2017, vesting occurs in three equal installments beginning on January 1 of the year immediately following the end of a performance period and January 1 of each of the next two years. Recipients must be employed at each vesting date to be entitled to share delivery, except upon the occurrence of an accelerated vesting event, such as an involuntary termination without cause, disability, retirement eligibility or death during the vesting period.

LTI awards accrue dividend equivalent units (“DEUs”) in the form of additional PSUs and/or RSUs whenever a cash dividend is declared on shares of AIG Common Stock; the DEUs are subject to the same vesting terms and conditions as the underlying unit.

The Company receives an allocation from AIG for these expenses. The Company recognized compensation expenses of $22 million, $27 million and $28 million as of December 31, 2020, 2019 and 2018, respectively, based on the value of AIG’s common stock on the date of grant of which all was recharged to related parties.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Modification of LTI Awards

During the third quarter of 2019, the Company added a modifier to the 2019 performance share units awarded to certain senior executives to cap payout at 100 percent of target if our total shareholder return for the three-year performance period is below peer median. The Company did not recognize any incremental compensation expense as a result of this modification. During the third quarter of 2020, the Company reduced the performance goals from three to two metrics for the 2018 LTI and 2019 LTI awards for certain PSU recipients.

19. DEBT

The Company is a member of the Federal Home Loan Bank (FHLB) of Dallas. The Company’s interest in the stock of FHLB of San Francisco was redeemed on March 24, 2016.

Membership with the FHLB provides the Company with collateralized borrowing opportunities, primarily as an additional source of liquidity or for other uses deemed appropriate by management. The Company’s ownership in the FHLB stock is reported as common stock. Pursuant to the membership terms, the Company elected to pledge such stock to the FHLB as collateral for the Company’s obligations under agreements entered into with the FHLB.

Cash advances obtained from the FHLB are reported in and accounted for as borrowed money. The Company may periodically obtain cash advances on a same-day basis, up to a limit determined by management and applicable laws. The Company is required to pledge certain mortgage-backed securities, government and agency securities and other qualifying assets to secure advances obtained from the FHLB. To provide adequate collateral for potential advances, the Company has pledged securities to the FHLB in excess of outstanding borrowings. Upon any event of default by the Company, the recovery by the FHLB would generally be limited to the amount of the Company’s liability under advances borrowed. The Company’s net borrowing capacity as of December 31, 2020 is $1.4 billion.

The following table presents the aggregate carrying value of stock held with the FHLB of Dallas and the classification of the stock:

	December 31,
(in millions)	2020	2019
Membership stock - Class B	$7	$7
Activity stock	129	129
Excess stock	2	6
Total	$138	$142

Actual or estimated borrowing capacity as determined by the insurer	$4,560	$5,296

The Company did not hold any Class A at December 31, 2020 or 2019.

The following table presents the amount of collateral pledged, including FHLB common stock held, to secure advances from the FHLB:

	December 31, 2020		December 31, 2019
(in millions)	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Amount pledged	$3,570	$3,810	$3,697	$3,812

Maximum amount pledged during reporting period	4,398	4,609	3,908	3,928

The Company’s borrowing capacity determined quarterly based upon the borrowing limit imposed by statute in the state of domicile.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the outstanding funding agreements and maximum borrowings from the FHLB:

	December 31,
(in millions)	2020	2019
Amount outstanding	$3,148	$3,148

Maximum amount borrowed during reporting period	$3,148	$3,148

While the funding agreements are presented herein to show all amounts received from FHLB, the funding agreements are treated as deposit-type contracts, consistent with the other funding agreements for which the Company’s intent is to earn a spread and not to fund operations. The Company had no debt outstanding with the FHLB at December 31, 2020 or 2019.

The following table reflects the principal amounts of the funding agreements issued to the FHLB:

(in millions)
Funding Agreements	Date Issued	Amounts
10-year floating rate	February 15, 2018	$1,148
10-year floating rate	February 15, 2018	1,277
10-year floating rate	February 15, 2018	175
10-year floating rate	February 6, 2018	87
10-year floating rate	January 25, 2018	31
10-year floating rate	January 13, 2017	57
10-year floating rate	February 1, 2017	67
7-year floating rate	May 24, 2017	52
10-year floating rate	June 15, 2016	254

20. COMMITMENTS AND CONTINGENCIES

Commitments

The Company had commitments to provide funding to various limited partnerships totaling $2.9 billion and $3.1 billion at December 31, 2020 and 2019, respectively. The commitments to invest in limited partnerships and other funds may be called at the discretion of each fund, as needed and subject to the provisions of such fund’s governing documents, for funding new investments, follow-on investments and/or fees and other expenses of the fund. Of the total commitments at December 31, 2020, $1.2 billion are currently expected to expire in 2021, and the remainder by 2023 based on the expected life cycle of the related funds and the Company’s historical funding trends for such commitments.

At December 31, 2020 and 2019, the Company had $1.8 billion and $1.8 billion, respectively, of outstanding commitments related to various funding obligations associated with its investments in commercial mortgage loans. Of the total current commitments, $472 million are expected to expire in 2021 and the remainder by 2050, based on the expected life cycle of the related loans and the Company’s historical funding trends for such commitments.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The Company has various long-term, noncancelable operating leases, primarily for office space and equipment, which expire at various dates over the next several years. At December 31, 2020, the future minimum lease payments under the operating leases are as follows:

(in millions)
2021	$17
2022	16
2023	13
2024	7
2025	6
Remaining years after 2025	6
Total	$65

Rent expense was $19 million, $18 million and $17 million in 2020, 2019 and 2018, respectively.

Contingencies

Legal Matters

Various lawsuits against the Company have arisen in the ordinary course of business. The Company believes it is unlikely that contingent liabilities arising from such lawsuits will have a material adverse effect on the Company’s financial position, results of operations or cash flows.

Regulatory Matters

All fifty states and the District of Columbia have laws requiring solvent life insurance companies, through participation in guaranty associations, to pay assessments to protect the interests of policyholders of insolvent life insurance companies. These state insurance guaranty associations generally levy assessments, up to prescribed limits, on member insurers in a particular state based on the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer is engaged. Such assessments are used to pay certain contractual insurance benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. The Company accrues liabilities for guaranty fund assessments when an assessment is probable and can be reasonably estimated. The Company estimates the liability using the latest information available from the National Organization of Life and Health Insurance Guaranty Associations. While the Company cannot predict the amount and timing of any future guaranty fund assessments, the Company has established reserves it believes are adequate for assessments relating to insurance companies that are currently subject to insolvency proceedings.

The Company accrued $41 million and $41 million for these guarantee fund assessments at December 31, 2020 and 2019, respectively. The Company has recorded receivables of $31 million and $33 million at December 31, 2020 and 2019, respectively, for expected recoveries against the payment of future premium taxes.

During 1997 and 1998, the Company participated in a workers’ compensation underwriting pool with a third party insurance company. Both companies share equally in the pool. Collectively, the workers’ compensation business is assumed from over 50 ceding companies and retro-ceded to 15 programs. The business covers risks primarily from the 1997 and 1998 underwriting years but also includes risk from the 1996 underwriting year. There were no reinsurance recoverables on claim liabilities and reserves included in these financial statements related to the workers’ compensation business at both December 31, 2020 and 2019. While not included in these statutory financial statements, the Company is contingently liable for losses incurred by its 50 percent pool participant should that third party become insolvent or otherwise unable to meet its obligations under the pool agreement.

At December 31, 2020 and 2019, the Company had admitted assets of $234 million and $156 million, respectively, in premiums receivable due from policyholders (or agents). The Company routinely evaluates the collectability of these

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

receivables. Based upon Company experience, the potential for any loss is not believed to be material to the Company’s financial condition.

During 2020 and 2019, the Company wrote accident and health insurance premiums that were subject to the risk-sharing provisions of the Affordable Care Act (ACA). However, the Company had no balances for the risk corridors program due to exclusion from the program. There was no financial impact of risk-sharing provisions on assets, liabilities or operations, related to the Permanent ACA Risk Adjustment Program. In addition, there was no financial impact of risk-sharing provisions on assets and liabilities related to the Transitional ACA Reinsurance Program. Under this program, the Company has recorded an insignificant amount in reinsurance recoveries due to ACA Reinsurance payments.

Various federal, state or other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, subpoenas, investigations, market conduct exams or other regulatory inquiries. Based on the current status of pending regulatory examinations, investigations, and inquiries involving the Company, the Company believes it is not likely that these regulatory examinations, investigations, or inquiries will have a material adverse effect on the financial position, results of operations or cash flows of the Company.

The Company provides products and services that are subject to the Employee Retirement Income Security Act of 1974, as amended (ERISA), or the Internal Revenue Code of 1986, as amended (the Internal Revenue Code). Plans subject to ERISA include certain pension and profit sharing plans and welfare plans, including health, life and disability plans. As a result, the Company’s activities are subject to the restrictions imposed by ERISA and the Internal Revenue Code, including the requirement under ERISA that fiduciaries must perform their duties solely in the interests of ERISA plan participants and beneficiaries, and that, fiduciaries may not cause a covered plan to engage in certain prohibited transactions. The applicable provisions of ERISA and the Internal Revenue Code are subject to enforcement by the DOL, the Internal Revenue Service (IRS) and the Pension Benefit Guaranty Corporation.

The Company and its distributors are subject to laws and regulations regarding the standard of care applicable to sales of its products and the provision of advice to its customers. In recent years, many of these laws and regulations have been revised or reexamined while others have been newly adopted. The Company continues to closely follow these legislative and regulatory activities. Changes in standard of care requirements or new standards issued by governmental authorities, such as the DOL, the SEC, the NAIC or state regulators and/or legislators, may affect the Company’s businesses, results of operations and financial condition. While the Company cannot predict the long-term impact of these legislative and regulatory developments on the Company’s business, the Company believes its diverse product offerings and distribution relationships position the Company to compete effectively in this evolving marketplace.

The SECURE Act (Setting Every Community Up for a Retirement Enhancement Act) includes a number of provisions aimed at increasing retirement savings, including repealing the maximum age for traditional IRA contributions, increasing the age for required minimum distributions from retirement accounts and incentivizing small businesses to start new retirement plans for employees. SECURE Act was signed into law as part of broader federal legislation on December 20, 2019, with many provisions effective January 1, 2020. Some of the changes in law made by the SECURE Act are complex and still require further regulatory guidance. We have implemented new processes and procedures, where needed, designed to comply with the new requirements.

Business Interruption Insurance Recoveries

The Company did not receive any business interruption insurance recoveries during the periods covered by this statement.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

21. RELATED PARTY TRANSACTIONS

Events Related to AIG Parent

On October 26, 2020, AIG announced its intention to separate its Life & Retirement business from AIG. No decisions have yet been made regarding the structure of the proposed initial disposition of up to a 19.9% interest in the Life and Retirement business. In addition, any separation transaction will be subject to the satisfaction of various conditions and approvals, including approval by the AIG Board of Directors, receipt of insurance and other required regulatory approvals, and satisfaction of any applicable requirements of the Securities and Exchange Commission. No assurance can be given regarding the form that a separation transaction may take or the specific terms or timing thereof, or that a separation will in fact occur. For further information regarding AIG’s announcement, please refer to AIG’s Form 10-K for the year ended December 31, 2020.

AIG Parent continues to execute initiatives focused on organizational simplification, operational efficiency, and business rationalization. In keeping with AIG’s broad and ongoing efforts to transform for long-term competitiveness, AIG Parent recognized restructuring costs of $435 million, $218 million and $395 million of pre-tax restructuring and other costs in 2020, 2019 and 2018, respectively, primarily comprised of employee severance charges.

CARES Act

On March 27, 2020, the U.S. enacted the Coronavirus Aid, Relief, and Economic Security (CARES) Act to mitigate the economic impacts of the COVID-19 crisis. This legislation contains multiple provisions, including some that provide greater access to assets held in tax-qualified retirement plans and IRAs for qualifying individuals, which have relevance to the products and services offered by the Company. The relief provided in the CARES Act includes, among others, temporary liberalization of access to distributions and loans, and loan repayment suspension, for eligible individuals in many defined contribution retirement plans; a waiver of the 10% additional tax on qualifying distributions which otherwise applies to early distributions (generally, prior to age 59 1⁄2) from retirement plans and IRAs; and a temporary waiver of required minimum distributions due to be taken in 2020 from retirement plans and IRAs. The Company has implemented an array of forms, processes and procedures to assist in making these provisions available to plan sponsors, plan participants and IRA owners. All of these temporary provisions expired by the end of 2020. Any additional liberalization would require enactment of new legislation.

COVID-19

The impact of COVID-19 crisis is evolving rapidly and will depend upon the scope and duration of the crisis as well as the actions taken by governments, regulators and other third parties in response, all of which are highly uncertain at this time. Please refer to AIG’s Form 10-K for the year ended December 31, 2020, for additional information regarding the impact of this event on AIG and its businesses.

Specific to AIG’s Life & Retirement segment, which includes the Company’s businesses, the most significant impacts relating to COVID-19 have been the impact of interest rate and equity market levels on spread and fee income, and adverse mortality. Additionally, we have a diverse investment portfolio with material exposures to various forms of credit risk. Because of the far reaching economic impacts of COVID-19, it is likely that there will be continued impact on the value of the portfolio; however, at this point in time, uncertainty surrounding the duration and severity of the COVID-19 crisis make the short-term or long-term financial impact difficult to quantify. Our management is actively monitoring the Company’s claims activity and evaluating the potential direct and indirect impacts that COVID-19 may have on the Company’s businesses, operations and investments (including resulting from accommodations if any we may provide to our clients during this crisis).

Additional information on AIG Parent is publicly available in AIG Parent’s regulatory filings with the SEC, which can be found at www.sec.gov. Information regarding AIG Parent as described herein is qualified by regulatory filings AIG Parent files from time to time with the SEC.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Selkirk Transactions

During 2013 and 2014, the Company entered into securitization transactions in which portfolios of the Company’s commercial mortgage loans were transferred to special purpose entities, with the Company retaining a significant beneficial interest in the securitized loans. As consideration for the transferred loans, the Company received beneficial interests in certain special purpose entities and cash proceeds from the securitized notes issued to third party investors by other special purpose entities. The transfer was accounted for as a sale and the Company derecognized the commercial mortgage loans transferred. The beneficial interests in loan-backed and structured securities and equity interests received by the Company were initially recognized at fair value as unaffiliated investments, as these securities are non-recourse to the issuer, and interest and principal payments are dependent upon the cash flows from the underlying unaffiliated mortgage loans.

Lighthouse VI

During 2013, the Company, along with an affiliate, executed three transactions in which a portfolio of securities was, in each transaction, transferred into a newly established Common Trust Fund (CTF) in exchange for proportionate interests in all assets within each CTF as evidenced by specific securities controlled by and included within the Company’s Representative Security Account (RSA).

In each transaction, a portion of the Company’s securities were transferred to the RSA of the affiliate, VALIC, in exchange for other VALIC securities.

During 2015, the Company transferred securities to two separate CTFs, of which 20% were then transferred to the RSA of VALIC. The transfer was accounted for as a sale by the Company to VALIC. The remaining 80% of the securities were transferred to the Company’s RSA.

Ambrose

During 2013 and 2014, the Company entered into securitization transactions in which the Company transferred portfolios of high grade corporate securities, and structured securities acquired from AIG, to newly formed special purpose entities (the Ambrose entities). As consideration for the transferred securities, the Company received beneficial interests in tranches of structured securities issued by each Ambrose entity. These structured securities were designed to closely replicate the interest and principal amortization payments of the transferred securities.

The Ambrose entities received capital commitments from a non-U.S. subsidiary of AIG, which are guaranteed by AIG. Pursuant to these capital commitments, the promissor will contribute funds to the respective Ambrose entity upon demand.

These capital commitments received by the Ambrose entities range from $300 million to $400 million per entity.

American Home and National Union Guarantees

The Company has a General Guarantee Agreement with American Home Assurance Company (American Home), an indirect wholly owned subsidiary of AIG Parent. Pursuant to the terms of this agreement, American Home has unconditionally and irrevocably guaranteed insurance policies the Company issued between March 3, 2003 and December 29, 2006.

The Company, as successor-in-interest to American General Life and Accident Insurance Company (AGLA) has a General Guarantee Agreement with American Home. Pursuant to the terms of this agreement, American Home has unconditionally and irrevocably guaranteed policies of insurance issued by AGLA between March 3, 2003 and September 30, 2010.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The Company, as successor-in-interest to SunAmerica Annuity and Life Assurance Company (SAAL) and SunAmerica Life Insurance Company (SALIC) has a General Guarantee Agreement with American Home. Pursuant to the terms of this agreement, American Home has unconditionally and irrevocably guaranteed policies of insurance issued by SAAL and SALIC between January 4, 1999 and December 29, 2006.

The Company, as successor-in-interest to American General Life Insurance Company of Delaware, formerly known as AIG Life Insurance Company (AIG Life), has a General Guarantee Agreement with National Union Fire Insurance Company of Pittsburg, Pa. (National Union), an indirect wholly owned subsidiary of AIG Parent. Pursuant to the terms of this agreement, National Union has unconditionally and irrevocably guaranteed insurance policies issued by AIG Life between July 13, 1998 and April 30, 2010.

American Home’s and National Union’s audited statutory financial statements are filed with the SEC in the Company’s registration statements for variable products that are subject to the Guarantees.

Cut-Through Agreement

The Company and AIG Life of Bermuda, Ltd. (“AIGB”) entered into a Cut-through Agreement in which insureds, their beneficiaries and owners were granted a direct right of action against the Company in the event AIGB becomes insolvent or otherwise cannot or refuses to perform its obligations under certain life insurance policies issued by AIGB. The Cut-through Agreement was approved by the TDI. The amount of the retained liability on AIGB’s books related to this agreement was approximately $330,000 at December 31, 2020 and 2019. The Company believes the probability of loss under this agreement is remote. No liability has been recognized in relation to this guarantee due to immateriality.

Affiliate Transactions

During the year ended December 31, 2020, the Company purchased or sold securities, at fair market value, from or to one or more of its affiliates in the ordinary course of business. For additional information regarding purchase and sale transactions involving the Company with an affiliate, please refer to the Company’s Annual Registration Statement and monthly amendments filed with the TDI.

Effective January 1, 2011, AGL entered into a Reinsurance Agreement (AGL-1101) with AGC Life pursuant to which certain blocks of life business issued by AGL were ceded to AGCL. The Reinsurance Agreement was non-disapproved by the TDI and Missouri Department of Insurance. Amendment 29 to the reinsurance agreement was approved by the TDI and MDOI effective December 31, 2020 to add certain term and universal life policies issued by AGL on or after January 1, 2020 to the reinsurance agreement. Amendment 29 will be closed to new business as of December 31, 2021.

On June 2, 2020, in connection with AIG Parent’s completion of the sale of a majority of the interests in Fortitude Group Holdings, LLC, the Company executed an Amended and Restated Modified Coinsurance Agreement (the “Amended and Restated ModCo”) with Fortitude Reinsurance Company, Ltd. (“Fortitude”) with an effective date of June 1, 2020. Fortitude is a wholly owned subsidiary of Fortitude Group Holdings, LLC. The Amended and Restated ModCo amends and restates the Modified Coinsurance Agreement previously executed by the Company with Fortitude in February 2018. Following AIG Parent’s completion of the aforementioned sale, Fortitude is no longer an affiliate of the Company.

On January 2, 2020, AGL sold its Houston Campus properties to an affiliate, 2929 REH, a newly formed limited liability company incorporated in the state of Texas. 2929 REH is owned by AIG Life Holdings, Inc. and Knickerbocker Corporation, a Texas corporation wholly owned by AIG Life Holdings, Inc. The sale of the properties is treated as a sale and leaseback transaction pursuant to SSAP 22R. The gain on sale of $253 million was recognized directly to special surplus funds and will be subsequently amortized to unassigned surplus over a 10 year period. Amortization for the period ending December 31, 2020 was $25 million.

AIG Life Holdings, Inc. issued two senior promissory notes to AGL in the amount of $150 million and $200 million (“2019 Promissory Notes”), respectively in exchange for cash. Each of the promissory notes was supported by a guarantee issued by AIG Parent for the benefit of AGL, with maturity dates of five and four years respectively and interest rates of

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

2.52% and 2.40% per year respectively. On December 30, 2019, the TDI issued a letter allowing AGL to record the total amounts due under each promissory note as an admitted asset for the period ending March 31, 2020 and in each subsequent quarter thereafter subject to certain conditions and in accordance with applicable provisions of SSAP 25.

In January 2019, AGL and several of its U.S. insurance company affiliates established AIGGRE U.S. Real Estate Fund III, LP (“U.S. Fund III”), a real estate investment fund managed by AIGGRE. At the closing of U.S. Fund III on January 2, 2019, the Company made a capital commitment to the fund of up to $655 million, which represents approximately 43.7% equity interests in the fund. In connection with the closing of U.S. Fund III, the Company contributed to the fund its interests in certain real estate equity investments with an aggregate fair value of approximately $142.5 million and received a cash payment of approximately $39 million. In December 2020, AGL and several of its U.S. insurance company affiliates sold a portion of their equity interests in U.S. Fund III to third parties. AGL sold equity interests in the fund representing approximately 9.2% of U.S. Fund III to the third parties for a purchase price of approximately $73.2 million. At the close of the sale to the third parties, a portion of the purchase price was paid in cash and the remainder is being paid based on the terms of loan agreements between AGL and the third parties. As of December 31, 2020, after the sale to third parties, the Company’s unfunded capital commitment to U.S. Fund III was approximately $128 million.

In March 2019, the Company and several of its U.S. insurance company affiliates established AIGGRE Europe Real Estate Fund II, LP (“Europe Fund II), a real estate investment fund managed by AIGGRE. In connection with the closing of Europe Fund II, the Company made a capital commitment to the fund of up to $223.4 million (representing an approximately 48.3% equity interest therein), and contributed to the fund a combination of the Company’s interests in certain real estate equity investments (with an aggregate fair value of approximately $6.8 million) and cash (approximately $10.6 million). The Company’s unfunded capital commitment to Europe Fund II upon closing of the fund was approximately $206 million.

In 2018, AGLIC Investments Bermuda Limited, a Bermuda corporation (“AGLIC Bermuda”) was formed by the Company as an investment subsidiary under Texas Insurance Code Section 823.255. The Company made capital contributions of $320 million, $297 million and $105 million in 2020, 2019 and 2018, respectively. AGLIC Bermuda made distributions to the Company of $8 million in 2020 and $0 for 2019 and 2018.

In 2018, the Company and several of its U.S. insurance company affiliates restructured their respective ownership interests in certain real estate equity investments previously originated by an affiliate, AIG Global Real Estate Investment Corp. (including its investment management affiliates, “AIGGRE”), by contributing such interests to three separate real estate investment funds managed by AIGGRE: AIGGRE U.S. Real Estate Fund I, LP (“U.S. Fund I”), AIGGRE U.S. Real Estate Fund II, LP (“U.S. Fund II” and, together with U.S. Fund I, the “U.S. Funds”), and AIGGRE Europe Real Estate Fund I S.C.SP (“Europe Fund I”). The U.S. Funds each closed on November 1, 2018. In connection with the closing of U.S. Fund I, the Company made a capital commitment to the fund of up to $288 million (representing an approximately 24% equity interest therein), and contributed to the fund a combination of the Company’s interests in certain real estate equity investments (with an aggregate fair value of approximately $150.8 million) and cash (approximately $41.7 million). In connection with the closing of U.S. Fund II, the Company made a capital commitment to the fund of up to $675 million (representing approximately 25% equity interest therein), and contributed to the fund the Company’s interests in certain real estate equity investments with an aggregate fair value of approximately $527.4 million and received a cash payment from the fund of approximately $7.4 million. Further, Europe Fund I closed on November 2, 2018. In connection with the closing of Europe Fund I, the Company made a capital commitment to the fund of up to $189.1 million (representing an approximately 29% equity interest therein) and contributed to the fund the Company’s interests in certain real estate equity investments with an aggregate fair value of approximately $143 million and received a cash payment from the fund of approximately $18.9 million.

As a result of these transactions, the Company received equity in the Funds equaling the fair value of the assets transferred. The transfer is accounted for at fair value with any gain deferred until permanence of transfer of risk and rewards can be established. Any loss is recognized immediately, if any. The difference between the carrying value of the assets transferred and consideration received is recorded as a basis difference, which will be admitted subject to applicable limits and amortized over the duration of the Funds.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

At December 31, 2020, the Company’s unfunded capital commitment to U.S. Fund I, U.S. Fund II, U.S Fund III, Europe Fund I and Europe Fund II were approximately $90.7 million, $93.2 million, $128 million, $57.9 million and $229.9 million, respectively.

At December 31, 2019, the Company’s unfunded capital commitment to U.S. Fund I, U.S. Fund II, U.S Fund III, Europe Fund I and Europe Fund II were approximately $93.9 million, $104.3 million, $396.9 million, $52.7 million and $249.9 million, respectively.

At December 31, 2018, the Company’s unfunded capital commitment to U.S. Fund I, U.S. Fund II and Europe Fund I were approximately $94.9 million, $145.5 million and $86 million, respectively.

In February 2018, the Company executed a Modified Coinsurance (ModCo) Agreement with Fortitude Reinsurance Company, Ltd (FRL), (formerly DSA Reinsurance Company Limited), an AIG subsidiary and registered Class 4 and Class E reinsurer in Bermuda. See Note 15 for additional information regarding this reinsurance transaction.

In October 2017, the Company’s subsidiary, AIG Home Loan 2, transferred a portfolio of U.S. residential mortgage loans with a carrying value of $410 million to a newly formed special purpose vehicle. The transaction involved securitization of the transferred loans and the special purpose vehicle issued residential mortgage-backed securities. The residential mortgage-backed securities purchased by the Company from the special purpose vehicle are accounted for as non-affiliated securities and are valued and reported in accordance with the designation assigned by the NAIC Securities Valuation Office and SSAP 43 - Revised – Loan-Backed and Structured Securities.

In May 2017, the Company’s wholly owned subsidiary, AIG Home Loan 2, LLC, transferred certain residential mortgage loans (RMLs) to the Company as a return of capital distribution. The RMLs were recorded by the Company in the amount of $1.5 billion, which was the loans’ adjusted carrying value at the time of transfer. Prior to the transfer, the RMLs were indirectly owned by the Company through its investment in AIG Home Loan 2, LLC, which was reported on Schedule BA. After the transfer, the RMLs are directly owned by the Company and reported as Schedule B assets.

In February 2017, the Company purchased commercial mortgage loans from certain affiliated AIG domestic property casualty insurance companies for initial cash consideration totaling approximately $843 million, based on the outstanding principal balance of each loan, which was ultimately trued up to fair value based on underlying property appraisals and valuations.

In January and February 2017, the Company purchased investment grade private placement bonds from certain affiliated AIG domestic property casualty insurance companies, at fair market value, for cash consideration totaling approximately $425 million.

Financing Agreements

On January 1, 2015, the Company and certain of its affiliates entered into a revolving loan facility with AIG Parent, in which the Company and each such affiliate can borrow monies from AIG Parent subject to certain terms and conditions. Principal amounts borrowed under this facility may be repaid and re-borrowed, in whole or in part, from time to time, without penalty. However, the total aggregate amount of loans borrowed by all borrowers under the facility cannot exceed $500 million. The loan facility also sets forth individual borrowing limits for each borrower, with the Company’s maximum borrowing limit being $500 million.

At both December 31, 2020 and 2019, the Company did not have notes payable balance outstanding under this facility.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Investments in Subsidiary, Controlled and Affiliated

The following table presents information regarding the Company’s investments in non-insurance SCA entities as of December 31, 2020:

(in millions)	Gross Amount	Non-admitted Amount	Admitted Asset Amount	Date of NAIC Filing
AIG Inc	$4	$-	$4	June 16, 2020
AGLIC INVESTMENTS BERMUDA LTD.	719	-	719	October 13, 2020
AGL LOAN INVESTMENTS CORPORATION	80	-	80	May 7, 2020
AIG Direct - SER B	4	4	-	NA
AIG Direct - SER A	4	4	-	NA
AIG Direct - NON VOTING	1	1	-	NA
UG Corp COM	2	2	-	NA
AIG LIFE FUNDS HLDGS LTD	22	-	22	December 17, 2020
Sunamerica Affordable Housing LLC	71	71	-	NA
SunAmerica Asset Management LLC	786	-	786	NA
Selkirk No. 1 Investments	9	-	9	NA
Selkirk No. 3A Investments	3	-	3	NA
AIGGRE U.S. Real Estate Fund II, LP	272	-	272	NA
AIGGRE U.S. Real Estate Fund III, LP	292	-	292	NA
AIGGRE Europe Real Estate Fund I S.C.SP	65	-	65	NA
AIGGRE U.S. Real Estate Fund I, LP	64	-	64	NA
AIGGRE Europe Real Estate Fund II LR Feeder, LLC	86	-	86	NA
Total	$2,484	$82	$2,402

Operating Agreements

The Company has investments in a Liquidity Pool in which funds are managed by an affiliate, AIG Parent Capital Management Corporation, in the amount of $823 million and $446 million at December 31, 2020 and 2019, respectively. These funds were reclassified in 2020 to cash equivalents from short-term investments per NAIC guidelines.

Pursuant to service and expense agreements, AIG and affiliates provide, or cause to be provided, administrative, marketing, investment management, accounting, occupancy, and data processing services to the Company. The allocation of costs for services is based generally on estimated levels of usage, transactions or time incurred in providing the respective services. Generally, these agreements provide for the allocation of costs upon either the specific identification basis or a proportional cost allocation basis which management believes to be reasonable. In all cases, billed amounts pursuant to these agreements do not exceed the cost to AIG or the affiliate providing the service. The Company was charged $100 million and $88 million, as part of the cost sharing expenses attributed to the Company but incurred by AIG and affiliates in 2020 and 2019, respectively. The Company is also party to several other service and/or cost sharing agreements with its affiliates. The Company was charged $43 million, $86 million and $106 million under such agreements for expenses attributed to the Company but incurred by affiliates in 2020, 2019 and 2018, respectively.

Pursuant to an amended and restated investment advisory agreement, the majority of the Company’s invested assets are managed by an affiliate. The investment management fees incurred were $119 million in 2020, $111 million in 2019 and $104 million in 2018, respectively.

The majority of the Company’s Swap agreements are entered into with an affiliated counterparty, AIG Markets, Inc. (See Note 7).

Other

The Company engages in structured settlement transactions, certain of which involve affiliated property and casualty insurance companies that are subsidiaries of AIG Parent. In a structured settlement arrangement, a property and

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

casualty insurance policy claimant has agreed to settle a casualty insurance claim in exchange for fixed payments over either a fixed determinable period of time or a life contingent period. In such claim settlement arrangements, a casualty insurance claim payment provides the funding for the purchase of a single premium immediate annuity issued by the Company for the ultimate benefit of the claimant. In certain structured settlement arrangements, the affiliated property and casualty insurance company remains contingently liable for the payments to the claimant.

22. SUBSEQUENT EVENTS

Management considers events or transactions that occur after the reporting date, but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that require additional disclosures. The Company has evaluated subsequent events through April 23, 2021, the date the financial statements were issued.

On February 8, 2021, AIG Life and Retirement announced that SunAmerica Asset Management, LLC (“SAAMCo”) , a subsidiary of the Company, entered into a definitive agreement with Touchstone Investments (“Touchstone”), an indirect wholly-owned subsidiary of Western & Southern Financial Group, to sell certain assets of SAAMCo’s Retail Mutual Funds business. SAAMCO’s Mutual Funds business manages $7.8 billion in assets across eighteen funds as of December 31, 2020, of which twelve funds with $7.5 billion in assets would be proposed to be merged into Touchstone funds in the transaction. The closing is subject to customary approvals and is targeted for mid-2021.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

23. LOAN-BACKED AND STRUCTURED SECURITY IMPAIRMENTS AND STRUCTURED NOTES HOLDINGS

LBaSS

The following table presents the LBaSS held by the Company at December 31, 2020 for which it had recognized non-interest related OTTI subsequent to the adoption of SSAP 43R:

(in thousands)
CUSIP	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Date of Financial Statement Where Reported
61748HJY8	$3,823	$3,626	$197	$3,626	$3,363	03/31/2020
073873AA9	1,006	999	7	999	954	03/31/2020
81744AAA6	576	559	17	559	539	03/31/2020
32051GTX3	1,599	1,591	8	1,591	1,592	03/31/2020
885220HM8	3,754	3,662	92	3,662	3,330	03/31/2020
007036UQ7	1,153	946	207	946	998	03/31/2020
05952DAB4	3,705	3,573	132	3,573	3,434	03/31/2020
00703QAD4	11,308	10,871	437	10,871	10,449	03/31/2020
45254TSM7	11,383	9,327	2,056	9,327	7,880	03/31/2020
92922F8M3	2,026	1,713	313	1,713	1,867	03/31/2020
5899295L8	282	276	6	276	269	03/31/2020
251510CV3	3,107	3,046	61	3,046	2,948	03/31/2020
45254NNP8	3,102	3,036	66	3,036	3,053	03/31/2020
36297TAE2	674	668	6	668	670	03/31/2020
92922FQ43	8,302	7,198	1,104	7,198	7,376	03/31/2020
362341FR5	727	715	12	715	631	03/31/2020
86361WAA9	7,290	7,155	135	7,155	7,272	03/31/2020
45254NML8	1,997	1,936	61	1,936	1,911	03/31/2020
466247TQ6	1,856	1,743	113	1,743	1,771	03/31/2020
12544MAA7	5,522	5,439	83	5,439	5,450	03/31/2020
74923JAE7	5,839	4,512	1,327	4,512	5,564	03/31/2020
35729PPX2	8,466	8,274	192	8,274	7,767	03/31/2020
61744CXM3	9,110	7,462	1,648	7,462	8,516	03/31/2020
86359AET6	3,323	3,208	115	3,208	3,006	03/31/2020
86360QAE5	11,091	10,901	190	10,901	10,762	03/31/2020
74922MAC5	7,097	6,704	393	6,704	6,164	03/31/2020
94984GAD9	679	652	27	652	571	03/31/2020
46630GAH8	5,940	5,817	123	5,817	5,815	03/31/2020
12489WQX5	13,430	13,109	321	13,109	13,213	03/31/2020
68389FHT4	3,768	3,703	65	3,703	3,673	03/31/2020
93364FAD3	4,428	4,208	220	4,208	4,017	03/31/2020
25150WAA2	23,499	22,750	749	22,750	21,361	03/31/2020
04542BGW6	224	222	2	222	221	03/31/2020
12489WHZ0	440	434	6	434	425	03/31/2020
81375WAL0	466	462	4	462	454	03/31/2020
94986DAA0	1,315	1,268	47	1,268	1,089	03/31/2020
92927XAH7	8,679	8,239	440	8,239	8,375	03/31/2020
761118HA9	2,341	2,074	267	2,074	2,043	03/31/2020
74923CAE2	10,432	7,148	3,284	7,148	9,893	03/31/2020
65538PAC2	4,641	2,849	1,792	2,849	4,406	03/31/2020
362290AM0	257	249	8	249	255	03/31/2020
32051GJ48	1,444	1,374	70	1,374	1,314	03/31/2020
466286AA9	5,978	5,740	238	5,740	5,408	03/31/2020
32051GJ55	1,830	1,809	21	1,809	1,626	03/31/2020
55028BAA5	2,699	2,660	39	2,660	2,616	03/31/2020

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

(in thousands)
CUSIP	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Date of Financial Statement Where Reported
456610AA2	$7,607	$7,261	$346	$7,261	$6,760	03/31/2020
78473WAE3	7,682	7,218	464	7,218	6,984	03/31/2020
007037AB0	7,907	7,765	142	7,765	7,227	03/31/2020
45667QAC5	4,139	4,091	48	4,091	3,980	03/31/2020
61748HLA7	2,528	2,347	181	2,347	2,384	03/31/2020
65537KAX8	4,327	3,862	465	3,862	4,141	03/31/2020
456680AE7	7,855	7,819	36	7,819	7,799	03/31/2020
05539TAQ8	104	71	33	71	86	03/31/2020
881561VZ4	334	332	2	332	329	03/31/2020
84751PBL2	147	146	1	146	144	03/31/2020
92990GAA1	1,085	1,068	17	1,068	1,004	03/31/2020
36228FZA7	727	707	20	707	661	03/31/2020
456680AC1	3,853	3,741	112	3,741	3,494	03/31/2020
466247EC3	639	603	36	603	553	03/31/2020
073879BA5	4,417	4,281	136	4,281	4,099	03/31/2020
881561RR7	1,878	1,741	137	1,741	1,774	03/31/2020
12669EF50	2,644	2,572	72	2,572	2,500	03/31/2020
04541GTN2	8,249	8,111	138	8,111	7,914	03/31/2020
805564PQ8	155	138	17	138	147	03/31/2020
073879CD8	1,398	1,365	33	1,365	1,345	03/31/2020
36185MDS8	678	678	-	678	676	03/31/2020
05949CRW8	1,681	1,595	86	1,595	1,595	03/31/2020
86359BWR8	1,011	988	23	988	914	03/31/2020
466247BE2	437	417	20	417	388	03/31/2020
36228FZB5	172	168	4	168	161	03/31/2020
466247CP6	1,924	1,886	38	1,886	1,615	03/31/2020
466247BG7	132	122	10	122	129	03/31/2020
94984MAB0	1,264	1,223	41	1,223	1,080	03/31/2020
362341ZV4	4,468	4,452	16	4,452	4,366	03/31/2020
36228F4S2	627	607	20	607	534	03/31/2020
68389FKQ6	6,216	6,083	133	6,083	6,136	03/31/2020
41161PSJ3	5,359	5,131	228	5,131	5,210	03/31/2020
007036HZ2	5,763	5,649	114	5,649	5,280	03/31/2020
576433QT6	2,380	2,331	49	2,331	2,267	03/31/2020
02660THY2	13,294	12,952	342	12,952	12,492	03/31/2020
02150TAD2	23,466	22,739	727	22,739	22,893	03/31/2020
02660VAG3	3,507	3,374	133	3,374	3,168	03/31/2020
81744FHV2	2,990	2,860	130	2,860	2,833	03/31/2020
75114GAA7	16,828	16,761	67	16,761	15,982	03/31/2020
93362FAK9	3,415	3,296	119	3,296	3,378	03/31/2020
52523MAC4	5,308	5,131	177	5,131	4,960	03/31/2020
5899297K8	6,497	6,286	211	6,286	6,066	03/31/2020
12669GXQ9	11,721	11,352	369	11,352	11,404	03/31/2020
17025TAR2	862	861	1	861	811	03/31/2020
94983JAG7	5,691	5,530	161	5,530	4,920	03/31/2020
542514SW5	8,316	8,129	187	8,129	8,033	03/31/2020
64352VPQ8	9,160	8,831	329	8,831	8,153	03/31/2020
542514SD7	4,756	4,654	102	4,654	4,067	03/31/2020
12559QAG7	49,491	47,231	2,260	47,231	42,382	03/31/2020
76112BN48	9,655	9,228	427	9,228	8,589	03/31/2020
74978AAE0	5,114	4,851	263	4,851	4,352	03/31/2020
59001FAQ4	3,395	3,328	67	3,328	3,241	03/31/2020
57643LHS8	24,870	23,947	923	23,947	21,943	03/31/2020

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

(in thousands)
CUSIP	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Date of Financial Statement Where Reported
89176EAC4	$5,111	$5,096	$15	$5,096	$4,488	03/31/2020
43739EBN6	3,745	3,586	159	3,586	3,290	03/31/2020
81745XCC9	3,735	3,691	44	3,691	3,364	03/31/2020
89178BAC8	30,572	30,208	364	30,208	23,789	03/31/2020
74922AAA5	7,802	7,522	280	7,522	7,526	03/31/2020
74922WAA7	7,271	6,964	307	6,964	6,929	03/31/2020
94983RAD6	2,566	2,502	64	2,502	2,532	03/31/2020
073871AA3	4,799	4,214	585	4,214	4,687	03/31/2020
86361GAC0	4,390	3,965	425	3,965	4,243	03/31/2020
83611MGV4	17,189	16,526	663	16,526	15,478	03/31/2020
45256VAA5	8,700	7,491	1,209	7,491	8,145	03/31/2020
45669BAA0	23,106	22,580	526	22,580	21,625	03/31/2020
362341EN5	1,693	1,686	7	1,686	1,686	03/31/2020
92922FQF8	305	301	4	301	302	03/31/2020
12667FFK6	4,625	4,598	27	4,598	4,594	03/31/2020
55027YAD0	917	898	19	898	868	03/31/2020
86358EFJ0	3,888	3,758	130	3,758	3,593	03/31/2020
59024NAA5	8,902	8,502	400	8,502	8,136	03/31/2020
45660NS22	3,301	3,179	122	3,179	2,889	03/31/2020
12667FYS8	370	368	2	368	367	03/31/2020
058928AN2	1,540	1,525	15	1,525	1,494	03/31/2020
881561XM1	1,111	1,102	9	1,102	1,099	03/31/2020
466247ED1	973	848	125	848	937	03/31/2020
466275AA2	1,099	1,085	14	1,085	1,059	03/31/2020
47631WAB3	310	-	310	-	214	03/31/2020
07387AEG6	1,082	1,076	6	1,076	1,047	03/31/2020
75114GAC3	4,749	4,618	131	4,618	4,379	03/31/2020
84751PBK4	2,185	2,123	62	2,123	2,083	03/31/2020
32053AAB2	1,452	1,261	191	1,261	1,283	03/31/2020
45254NRG4	2,783	2,700	83	2,700	2,694	03/31/2020
00764MCG0	1,140	1,087	53	1,087	1,049	03/31/2020
86361EAD3	299	294	5	294	295	03/31/2020
933634AA5	3,411	3,333	78	3,333	3,104	03/31/2020
617505AE2	2,978	2,144	834	2,144	2,699	03/31/2020
16162WMC0	4,839	4,834	5	4,834	4,556	03/31/2020
466247DF7	1,359	1,286	73	1,286	1,171	03/31/2020
59020UDT9	321	308	13	308	308	03/31/2020
32027NGD7	220	210	10	210	193	03/31/2020
45254NJP3	104	102	2	102	95	03/31/2020
126671Z58	1,475	1,463	12	1,463	1,453	03/31/2020
550279AA1	3,949	3,879	70	3,879	3,798	03/31/2020
52525FAC7	2,360	2,350	10	2,350	2,180	03/31/2020
12669ATP9	295	294	1	294	290	03/31/2020
59025JAA3	1,099	1,072	27	1,072	1,002	03/31/2020
125435AA5	1,360	1,323	37	1,323	1,264	03/31/2020
65535VMF2	6,188	6,124	64	6,124	6,005	03/31/2020
12667F4S1	1,394	1,391	3	1,391	1,377	03/31/2020
863579PD4	3,466	3,417	49	3,417	3,303	03/31/2020
12652CBE8	810	791	19	791	740	03/31/2020
693680BK5	252	246	6	246	160	03/31/2020
69374JBU4	166	157	9	157	105	03/31/2020
69372XBS0	274	265	9	265	220	03/31/2020
69372XBQ4	779	768	11	768	699	03/31/2020

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

(in thousands)
CUSIP	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Date of Financial Statement Where Reported
69372XBT8	$115	$107	$8	$107	$104	03/31/2020
69374XBQ2	696	683	13	683	589	03/31/2020
69374XBT6	95	88	7	88	81	03/31/2020
69375BBQ9	707	697	10	697	597	03/31/2020
69375BBT3	59	54	5	54	52	03/31/2020
693684BR2	891	873	18	873	743	03/31/2020
525221GM3	5,639	5,527	112	5,527	5,613	03/31/2020
02151RAB9	3,441	3,343	98	3,343	3,227	03/31/2020
Quarterly Total	$729,183	$694,300	$34,883	$694,300	$669,546
92927BAA0	$18,349	$18,201	$148	$18,201	$17,008	06/30/2020
39538WGJ1	10,709	10,590	119	10,590	10,066	06/30/2020
92925VAF7	18,617	18,311	306	18,311	17,575	06/30/2020
362341CU1	6,687	6,495	192	6,495	6,232	06/30/2020
94984MAP9	7,800	7,598	202	7,598	6,737	06/30/2020
23242GAD6	45,967	44,902	1,065	44,902	44,662	06/30/2020
126694H27	1,028	1,020	8	1,020	995	06/30/2020
36242D4W0	5,507	5,465	42	5,465	5,256	06/30/2020
07386HJT9	10,360	10,153	207	10,153	9,630	06/30/2020
41162DAD1	27,172	26,733	439	26,733	24,957	06/30/2020
761118MA3	6,632	6,570	62	6,570	5,978	06/30/2020
45662FAD2	3,930	3,852	78	3,852	3,893	06/30/2020
125439AA7	13,922	13,806	116	13,806	12,792	06/30/2020
94985JBP4	1,947	1,907	40	1,907	1,787	06/30/2020
02150AAF8	11,877	11,679	198	11,679	11,394	06/30/2020
126694LE6	924	912	12	912	871	06/30/2020
1266714M5	2,222	2,171	51	2,171	2,025	06/30/2020
07384MG71	4,663	4,591	72	4,591	4,319	06/30/2020
94981VAP2	1,899	1,555	344	1,555	1,585	06/30/2020
939336C92	623	604	19	604	602	06/30/2020
073879BB3	2,599	2,523	76	2,523	2,233	06/30/2020
45254NJN8	438	432	6	432	413	06/30/2020
12669FTC7	1,526	1,452	74	1,452	1,525	06/30/2020
126673XD9	37,629	36,533	1,096	36,533	33,216	06/30/2020
88522WAD5	7,841	7,451	390	7,451	7,108	06/30/2020
466247WT6	11,095	10,936	159	10,936	10,490	06/30/2020
05530VAB5	5,620	5,494	126	5,494	5,150	06/30/2020
12666BAE5	43,021	41,910	1,111	41,910	40,032	06/30/2020
45254NQF7	5,809	5,684	125	5,684	5,348	06/30/2020
23247LAD0	41,117	39,733	1,384	39,733	37,518	06/30/2020
466247PE7	12,132	11,738	394	11,738	11,206	06/30/2020
07401EAE9	13,170	13,033	137	13,033	12,795	06/30/2020
45254TTF1	15,434	14,986	448	14,986	8,697	06/30/2020
46630GBD6	15,723	15,430	293	15,430	14,366	06/30/2020
89175VAC7	26,467	26,389	78	26,389	24,593	06/30/2020
12667FCY9	8,709	8,506	203	8,506	7,984	06/30/2020
81748BCC4	9,512	9,442	70	9,442	8,138	06/30/2020
45254TRP1	1,166	1,149	17	1,149	1,082	06/30/2020
12628KAE2	2,717	2,623	94	2,623	2,593	06/30/2020
46630RAW1	6,468	6,097	371	6,097	4,987	06/30/2020
466247BF9	505	485	20	485	471	06/30/2020
437084AW6	89	88	1	88	82	06/30/2020
05948XTP6	353	317	36	317	310	06/30/2020
05946XJP9	2,033	1,975	58	1,975	2,024	06/30/2020

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

(in thousands)
CUSIP	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Date of Financial Statement Where Reported
12668BXF5	$2,558	$2,389	$169	$2,389	$2,422	06/30/2020
362669AS2	1,396	1,288	108	1,288	1,098	06/30/2020
225458FM5	4,227	4,116	111	4,116	4,224	06/30/2020
59023PAB9	3,676	3,580	96	3,580	3,441	06/30/2020
Quarterly Total	$483,865	$472,894	$10,971	$472,894	$441,910
3622MSAA0	$1,447	$1,416	$31	$1,416	$1,376	09/30/2020
45255RAB3	28,424	28,174	250	28,174	26,263	09/30/2020
61744CZD1	18,601	18,343	258	18,343	18,806	09/30/2020
16165TBB8	6,796	6,651	145	6,651	6,522	09/30/2020
17180HAA6	165	-	165	-	38	09/30/2020
949789AA9	1,721	1,681	40	1,681	1,545	09/30/2020
93364AAB8	12,688	12,606	82	12,606	11,718	09/30/2020
59020UAY1	826	765	61	765	733	09/30/2020
45660L6N4	15,058	14,409	649	14,409	10,234	09/30/2020
45660LEF2	9,371	9,173	198	9,173	8,889	09/30/2020
12669GW56	1,119	1,087	32	1,087	1,085	09/30/2020
12668BKA0	7,261	7,141	120	7,141	6,775	09/30/2020
12628LAE0	7,674	7,596	78	7,596	5,625	09/30/2020
761118WQ7	5,112	5,077	35	5,077	5,077	09/30/2020
93934FNJ7	45,648	45,295	353	45,295	41,688	09/30/2020
94986QAA1	41,923	40,411	1,512	40,411	37,622	09/30/2020
74928UBZ9	8,920	8,877	43	8,877	8,599	09/30/2020
92922FC22	15,000	14,622	378	14,622	13,284	09/30/2020
16158RAZ9	14,784	14,625	159	14,625	12,832	09/30/2020
16159GAZ2	28,257	28,134	123	28,134	24,651	09/30/2020
46628GAN9	763	744	19	744	722	09/30/2020
466247BW2	337	332	5	332	305	09/30/2020
07387BFZ1	363	48	315	48	50	09/30/2020
25151RAA2	11,065	10,969	96	10,969	10,191	09/30/2020
36242DYH0	1,135	1,041	94	1,041	913	09/30/2020
69372XBR2	1,141	1,127	14	1,127	1,026	09/30/2020
69374XBR0	1,453	1,437	16	1,437	1,202	09/30/2020
Quarterly Total	$287,052	$281,781	$5,271	$281,781	$257,771
88522NAA1	$17,874	$17,604	$270	$17,604	$17,257	12/31/2020
126694JS8	7,360	7,295	65	7,295	7,151	12/31/2020
69374XBS8	573	561	12	561	489	12/31/2020
69375BBS5	471	459	12	459	417	12/31/2020
69375BBR7	1,410	1,394	16	1,394	1,206	12/31/2020
693684BS0	2,044	2,033	11	2,033	1,698	12/31/2020
693684BT8	681	666	15	666	546	12/31/2020
693684BU5	314	305	9	305	300	12/31/2020
949831BJ9	21,219	21,121	98	21,121	20,233	12/31/2020
22544QAH2	286	128	158	128	238	12/31/2020
59022HLP5	254	128	126	128	133	12/31/2020
94984DAC8	221	149	72	149	220	12/31/2020
07384YPN0	42	39	3	39	40	12/31/2020
32051GJ89	115	91	24	91	115	12/31/2020
466247GJ6	616	593	23	593	612	12/31/2020
362341WZ8	4,005	3,971	34	3,971	3,949	12/31/2020
16163LAA0	958	943	15	943	905	12/31/2020
5899296S2	922	905	17	905	861	12/31/2020
94986KAA4	9,568	9,471	97	9,471	8,642	12/31/2020
41161PJX2	3,920	3,594	326	3,594	3,599	12/31/2020

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

(in thousands)
CUSIP	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Date of Financial Statement Where Reported
31359UPW9	$1,301	$1,093	$208	$1,093	$878	12/31/2020
92922FEC8	2,878	2,841	37	2,841	2,830	12/31/2020
07383UGB5	8,829	8,305	524	8,305	8,270	12/31/2020
2254W0JD8	995	928	67	928	760	12/31/2020
126673XB3	169	168	1	168	168	12/31/2020
22541QR79	9,480	9,435	45	9,435	8,853	12/31/2020
5899296T0	597	565	32	565	518	12/31/2020
59020UEZ4	2,718	2,679	39	2,679	2,413	12/31/2020
02149QAA8	55,272	53,414	1,858	53,414	52,224	12/31/2020
74160MCZ3	351	348	3	348	347	12/31/2020
466247KL6	229	99	130	99	225	12/31/2020
59549RAG9	2,233	2,223	10	2,223	2,450	12/31/2020
004421MW0	15,175	15,064	111	15,064	14,843	12/31/2020
05946XMG5	1,084	972	112	972	1,211	12/31/2020
126380AU8	4,070	3,524	546	3,524	2,454	12/31/2020
25157GBB7	42,069	41,009	1,060	41,009	40,249	12/31/2020
03215PCV9	469	466	3	466	467	12/31/2020
22541SGR3	883	878	5	878	905	12/31/2020
74160MHE5	308	306	2	306	314	12/31/2020
69371VBH9	1,233	1,220	13	1,220	1,463	12/31/2020
Quarterly Total	$223,196	$216,987	$6,209	$216,987	$210,453
		Year-end total	$57,334

None of the structured notes held by the Company are defined as a Mortgage-Referenced Security by the IAO.

Supplemental Information

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL SCHEDULE OF ASSETS AND LIABILITIES

(in millions)	December 31, 2020
Investment income earned:
Government bonds	$87
Other bonds (unaffiliated)	4,754
Bonds of affiliates	9
Preferred stocks (unaffiliated)	9
Common stocks (unaffiliated)	4
Common stocks of affiliates	6
Cash and short-term investments	34
Mortgage loans	901
Real estate	5
Contract loans	78
Other invested assets	288
Derivative instruments	90
Miscellaneous income	6
Gross investment income	$6,271

Real estate owned - book value less encumbrances	$9

Mortgage loans - book value:
Commercial mortgages	$20,451
Residential mortgages	762
Mezzanine loans	355
Affiliated commercial mortgages	84
Total mortgage loans	$21,652

Mortgage loans by standing - book value:
Good standing	$21,386
Good standing with restructured terms	229
Interest overdue more than 90 days, not in foreclosure	36
Foreclosure in process	1
Total mortgage loans	$21,652

Partnerships - statement value	$5,295

Bonds and stocks of parents, subsidiaries and affiliates - statement value:
Bonds	$350
Common stocks	825

Bonds, short-term and cash equivalent bond investments by class and maturity:
Bonds, short-term and cash equivalent bond investments by maturity - statement value:
Due within one year or less	$7,265
Over 1 year through 5 years	23,862
Over 5 years through 10 years	25,805
Over 10 years through 20 years	16,010
Over 20 years	32,253
Total maturity	$105,195

Bonds, short-term and cash equivalent bond investments by class - statement value:
Class 1	$59,270
Class 2	38,253
Class 3	4,729
Class 4	2,259
Class 5	575
Class 6	109
Total by class	$105,195

Total bonds, short-term and cash equivalent bond investments publicly traded	$63,821
Total bonds, short-term and cash equivalent bond investments privately placed	41,374

Preferred stocks - statement value	$85
Common stocks - market value	1,019
Short-term investments - book value	168
Cash equivalents - book value	961
Options, caps and floors owned - statement value	866
Collar, swap and forward agreements open - statement value	(128)
Futures contracts open - current value	(1)
Cash on deposit	(70)

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL SCHEDULE OF ASSETS AND LIABILITIES (Continued)

(in millions)	December 31, 2020
Life insurance in-force:
Industrial	$757
Ordinary	78,784
Credit	-
Group	4,161

Amount of accidental death insurance in-force under ordinary policies	4,930,682

Life insurance policies with disability provisions in-force:
Industrial	205
Ordinary	40,179
Group life	42

Supplementary contracts in-force:
Ordinary - not involving life contingencies:
Amount on deposit	735
Income payable	381

Ordinary - involving life contingencies:
Amount on deposit	248
Income payable	81

Group - not involving life contingencies:
Amount on deposit	1
Annuities:
Ordinary:
Immediate - amount of income payable	$1,380
Deferred, fully paid - account balance	56,393
Deferred, not fully paid - account balance	36,758

Group:
Amount of income payable	470
Fully paid - account balance	569
Not fully paid - account balance	21,446

Accident and health insurance - premiums in-force:
Other	$84
Group	-
Credit	-
Deposit funds and dividend accumulations:
Deposit funds - account balance	$7,844
Dividend accumulations - account balance	537

Claim payments in 2020:
Group accident & health:
2020	$65
2019	111
2018	612
2017	25,891
2016	102,394
Prior	330,647

Other accident & health:
2020	(98,877)
2019	(36,642)
2018	25,003
2017	125,078
2016	257,559
Prior	640,044

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES

DECEMBER 31, 2020

(in millions)

1.  The Company’s total admitted assets as of December 31, 2020 are $205.2 billion.

The Company’s total admitted assets, excluding separate accounts, as of December 31, 2020 are $142.1 billion.

2.  Following are the 10 largest exposures to a single issuer/borrower/investment, by investment category, excluding: (i) U.S. Government, U.S. Government agency securities and those U.S. Government money market funds listed in the Appendix to the IAO Practices and Procedures Manual as exempt, (ii) property occupied by the Company, and (iii) policy loans:

	Issuer	Description of Exposure	Amount	Percentage of Total Admitted Assets
a.	Senior Direct Lending Program LLC	BONDS	$847	0.60%
b.	AIG Global Real Estate Investment Corp	OIA RE	808	0.60
c.	SUNAMERICA INVESTMENT INC.	OIA	786	0.60
d.	Carlyle Group	OIA	725	0.50
e.	Duke Energy Corporation	BONDS	584	0.40
f.	Oracle Corporation	BONDS	581	0.40
g.	CVS Health Corporation	BONDS	569	0.40
h.	Microsoft Corporation	BONDS	555	0.40
i.	Exelon Corporation	BONDS	538	0.40
j.	Anheuser-Busch InBev NV/SA	BONDS	518	0.40

3.  The Company’s total admitted assets held in bonds and preferred stocks, by NAIC rating, are:

Bonds and Short-Term Investments			Preferred Stocks
NAIC Rating	Amount	Percentage of Total Admitted Assets	NAIC Rating	Amount	Percentage of Total Admitted Assets
NAIC - 1	$59,270	41.70%	P/RP - 1	$68	-%
NAIC - 2	38,253	26.90	P/RP - 2	14	-
NAIC - 3	4,729	3.30	P/RP - 3	-	-
NAIC - 4	2,259	1.60	P/RP - 4	-	-
NAIC - 5	575	0.40	P/RP - 5	3	-
NAIC - 6	109	0.10	P/RP - 6	-	-

4.  Assets held in foreign investments:

		Amount	Percentage of Total Admitted Assets
a.	Total admitted assets held in foreign investments	$25,842	18.20%
b.	Foreign currency denominated investments	8,727	6.10
c.	Insurance liabilities denominated in that same foreign currency	-	-

5.  Aggregate foreign investment exposure categorized by NAIC sovereign rating:

		Amount	Percentage of Total Admitted Assets
a.	Countries rated NAIC - 1	$22,914	16.10%
b.	Countries rated NAIC - 2	2,140	1.50
c.	Countries rated NAIC - 3 or below	788	0.60

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (CONTINUED)

DECEMBER 31, 2020

(in millions)

6. Two largest foreign investment exposures to a single country, categorized by the country’s NAIC sovereign rating:

	Amount	Percentage of Total Admitted Assets
a. Countries rated NAIC - 1
Country 1: United Kingdom	$7,232	5.10%
Country 2: Cayman Islands	2,652	1.90
b. Countries rated NAIC - 2
Country 1: Mexico	579	0.40
Country 2: Peru	320	0.20
c. Countries rated NAIC - 3 or below
Country 1: Turkey	116	0.10
Country 2: South Africa	79	0.10

7. Aggregate unhedged foreign currency exposure:

	Amount	Percentage of Total Admitted Assets
Aggregate unhedged foreign currency exposure	$8,727	6.10%

8. Aggregate unhedged foreign currency exposure categorized by NAIC sovereign rating:

	Amount	Percentage of Total Admitted Assets
a. Countries rated NAIC - 1	$8,716	6.10%
b. Countries rated NAIC - 2	5	-
c. Countries rated NAIC - 3 or below	6	-

9. Two largest unhedged foreign currency exposures to a single country, categorized by the country’s NAIC sovereign rating:

	Amount	Percentage of Total Admitted Assets
a. Countries rated NAIC - 1
Country 1: United Kingdom	$4,971	3.50%
Country 2: Ireland	1,367	1.00
b. Countries rated NAIC - 2
Country 1: Peru	3	-
Country 2: Mexico	2	-
c. Countries rated NAIC - 3 or below
Country 1: Turkey	2	-
Country 2: South Africa	2	-

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (CONTINUED)

DECEMBER 31, 2020

(in millions)

10.  Ten largest non-sovereign (i.e. non-governmental) foreign issues:

		NAIC Rating	Amount	Percentage of Total Admitted Assets
a.	5555180 DK Resi Holdco I ApS	Mortgage Loan	$361	0.30%
b.	5555207 BAILEY ACQUISITIONS LIMITED	Mortgage Loan	350	0.20
c.	5555143 GS LONDON PORTFOLIO II UNIT TRUST	Mortgage Loan	286	0.20
d.	5555161 Atlantic Estates Limited	Mortgage Loan	274	0.20
e.	5555184 The Arch Company Properties L.P.	Mortgage Loan	273	0.20
f.	5555093 The Blanchardstown Fund, a sub fund of BRE Ireland Retail Fu	Mortgage Loan	255	0.20
g.	Banco Santander, S.A.	NAIC 1 & 2	244	0.20
h.	5555187 GET LIVING LONDON EV HOLDCO LIMITED	Mortgage Loan	237	0.20
i.	5555164 BASILDON PROPERTIES LIMITED	Mortgage Loan	235	0.20
j.	5555138 Victory House (2017) Limited	Mortgage Loan	234	0.20

11.  Assets held in Canadian investments are less than 2.5% of the reporting entity’s total admitted assets.

12.  Assets held in investments with contractual sales restrictions are less than 2.5 percent of the Company’s total admitted assets.

13.  The Company’s admitted assets held in the ten largest equity interests (including investments in the shares of mutual funds, preferred stocks, publicly traded equity securities, and other equity securities and excluding money market and bond mutual funds listed in the Appendix to the SVO Practices and Procedures Manual as exempt or Class 1) are:

		Amount	Percentage of Total Admitted Assets
a.	AIG Global Real Estate Investment Corp	$786	0.60%
b.	Sunamerica Investment Inc.	786	0.60
c.	Carlyle Group	725	0.50
d.	Think Investments LLC	197	0.10
e.	MS Term Facility	195	0.10
f.	Teachers Insurance and Annuity Association of America	190	0.10
g.	AIG Home Loan	140	0.10
h.	Federal Home Loan Banks	139	0.10
i.	Northwestern Mutual Life Insurance Company, The	124	0.10
j.	Marina	119	0.10

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (CONTINUED)

DECEMBER 31, 2020

(in millions)

14.  Assets held in nonaffiliated, privately placed equities:

		Amount	Percentage of Total Admitted Assets
Aggregate statement value of investment held in nonaffiliated, privately placed equities:		$1,564	1.10%

Largest three investments held in nonaffiliated, privately placed equities:
a.	Carlyle Alternative Opportunities Fund L.P.	$270	0.20
b.	Think Investments Fund LP	197	0.10
c.	MS Term Facility	195	0.10

Ten largest fund managers:

Fund Manager		Total Invested	Diversified	Non- diversified
a.	AIG Global Real Estate Investment Corp	$808	$-	$808
b.	SUNAMERICA INVESTMENT INC.	786	-	786
c.	Carlyle Group	725	725	-
d.	Think Investments LLC	197	197	-
e.	MS Term Facility	195	195	-
f.	TEACHERS INSUR & ANNUITY	190	190	-
g.	AIG Home Loan	140	-	140
h.	NORTHWESTERN MUTUAL LIFE	124	124	-
i.	Marina	119	119	-
j.	NATIONWIDE MUTUAL INSURA	107	107	-

15.  Assets held in general partnership interests are less than 2.5 percent of the Company’s total admitted assets.

16.  Mortgage loans reported in Schedule B, include the following ten largest aggregate mortgage interests. The aggregate mortgage interest represents the combined value of all mortgages secured by the same property or same group of properties:

		Amount	Percentage of Total Admitted Assets
a.	COMMERCIAL MORTGAGE LOAN, Loan No. 8002341, NY	$366	0.30%
b.	COMMERCIAL MORTGAGE LOAN, Loan No. 5555180, DK	361	0.30
c.	COMMERCIAL MORTGAGE LOAN, Loan No. 5555207, GBR	350	0.20
d.	COMMERCIAL MORTGAGE LOAN, Loan No. 5555143, GBR	286	0.20
e.	COMMERCIAL MORTGAGE LOAN, Loan No. 5555161, GBR	274	0.20
f.	COMMERCIAL MORTGAGE LOAN, Loan No. 5555184, GBR	273	0.20
g.	COMMERCIAL MORTGAGE LOAN, Loan No. 8002711, NJ	265	0.20
h.	COMMERCIAL MORTGAGE LOAN, Loan No. 5555093, IRL	255	0.20
i.	COMMERCIAL MORTGAGE LOAN, Loan No. 8002507, NY	255	0.20
j.	COMMERCIAL MORTGAGE LOAN, Loan No. 5555187, GBR	237	0.20

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (CONTINUED)

DECEMBER 31, 2020

(in millions)

Amount and percentage of the reporting entity’s total admitted assets held in the following categories of mortgage loans:

		Amount	Percentage of Total Admitted Assets
a.	Construction loans	$1,365	1.00%
b.	Mortgage loans over 90 days past due	36	-
c.	Mortgage loans in the process of foreclosure	1	-
d.	Mortgage loans foreclosed	-	-
e.	Restructured mortgage loans	229	0.20

17. Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

		Residential		Commercial		Agricultural
Loan-to-Value		Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets
a.	above 95%	$2	-%	$204	0.10%	$-	-%
b.	91% to 95%	9	-	45	-	-	-
c.	81% to 90%	46	-	270	0.20	-	-
d.	71% to 80%	200	0.10	777	0.50	-	-
e.	below 70%	504	0.40	19,321	13.60	-	-

18. Assets held in each of the five largest investments in one parcel or group of contiguous parcels of real estate reported in Schedule A are less than 2.5 percent of the Company’s total admitted assets.

19. Assets held in mezzanine real estate loans are less than 2.5 percent of the Company’s total admitted assets.

20. The Company’s total admitted assets subject to the following types of agreements as of the following dates:

Unaudited At End of Each Quarter
		At Year-End		1st Quarter	2nd Quarter	3rd Quarter
		Amount	Percentage of Total Admitted Assets	Amount	Amount	Amount
a.	Securities lending (do not include assets
	held as collateral for such transactions)	$1,320	0.90%	$1,198	$1,355	$1,275
b.	Repurchase agreements	114	0.10	88	156	408
c.	Reverse repurchase agreements	-	-	-	-	-
d.	Dollar repurchase agreements	-	-	-	-	-
e.	Dollar reverse repurchase agreements	-	-	-	-	-

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (CONTINUED)

DECEMBER 31, 2020

(in millions)

21. The Company’s potential exposure to warrants not attached to other financial instruments, options, caps, and floors:

	Owned		Written
	Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets
a. Hedging	$-	-%	$-	-%
b. Income generation	-	-	-	-
c. Other	-	-	-	-

22. The Company’s potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for collars, swaps, and forwards as of the following dates:

Unaudited At End of Each Quarter
	At Year-End		1st Quarter	2nd Quarter	3rd Quarter
	Amount	Percentage of Total Admitted Assets	Amount	Amount	Amount
a. Hedging	$830	0.60%	$570	$687	$758
b. Income generation	-	-	-	-	-
c. Replications	-	-	-	-	-
d. Other	-	-	-	-	-

23. The Company’s potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for futures contracts as of the following dates:

Unaudited At End of Each Quarter
	At Year-End		1st Quarter	2nd Quarter	3rd Quarter
	Amount	Percentage of Total Admitted Assets	Amount	Amount	Amount
a. Hedging	$205	0.10%	$147	$228	$176
b. Income generation	-	-	-	-	-
c. Replications	-	-	-	-	-
d. Other	-	-	-	-	-

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL SUMMARY INVESTMENT SCHEDULE

DECEMBER 31, 2020

(in millions)	Gross Investment Holdings		Admitted Assets as Reported in the Annual Statement

Investment Categories	Amount	Percentage	Amount	Securities Lending Reinvested Collateral Amount	Total Amount	Percentage
Bonds:
U.S. governments	$1,576	1.1%	$1,576	$-	$1,576	1.1%
All other governments	3,007	2.2	3,007	-	3,007	2.2
U.S. states, territories and possessions, etc. guaranteed	379	0.3	379	-	379	0.3
U.S. political subdivisions of states, territories, and possessions, guaranteed	338	0.2	338	-	338	0.2
U.S. special revenue and special assessment obligations, etc. non-guaranteed	8,300	6.0	8,300	-	8,300	6.0
Industrial and miscellaneous	87,640	63.5	87,640	-	87,640	63.5
Hybrid securities	582	0.4	582	-	582	0.4
Parent, subsidiaries and affiliates	350	0.3	350	-	350	0.3
SVO identified funds	-	-	-	-	-	-
Unaffiliated Bank loans	2,848	2.1	2,848	-	2,848	2.1
Total long-term bonds	105,020	76.1	105,020	-	105,020	76.1
Preferred stocks:
Industrial and miscellaneous (Unaffiliated)	85	0.1	85	-	85	0.1
Parent, subsidiaries and affiliates	-	-	-	-	-	-
Total preferred stocks	85	0.1	85	-	85	0.1
Common stocks:
Industrial and miscellaneous Publicly traded (Unaffiliated)	5	-	5	-	5	-
Industrial and miscellaneous Other (Unaffiliated)	139	0.1	139	-	139	0.1
Parent, subsidiaries and affiliates Publicly traded	4	-	4	-	4	-
Parent, subsidiaries and affiliates Other	832	0.6	821	-	821	0.6
Mutual funds	50	-	50	-	50	-
Total common stocks	1,030	0.7	1,019	-	1,019	0.7
Mortgage loans:
Farm mortgages	-	-	-	-	-	-
Residential mortgages	762	0.6	762	-	762	0.6
Commercial mortgages	20,535	14.9	20,535	-	20,535	14.9
Mezzanine real estate loans	355	0.3	355	-	355	0.3
Total valuation allowance	(274)	(0.2)	(274)	-	(274)	(0.2)
Total mortgage loans	21,378	15.6	21,378	-	21,378	15.6
Real estate:
Properties occupied by company	6	-	6	-	6	-
Properties held for production of income	3	-	3	-	3	-
Properties held for sale	-	-	-	-	-	-
Total real estate	9	-	9	-	9	-
Cash, cash equivalents and short-term investments:
Cash	(70)	(0.1)	(70)	1,295	1,225	0.9
Cash equivalents	961	0.7	961	397	1,358	1.0
Short-term investments	168	0.1	168	-	168	0.1
Total cash, cash equivalents and short-term investments	1,059	0.7	1,059	1,692	2,751	2.0
Contract loans	1,254	0.9	1,235	-	1,235	0.9

Derivatives	975	0.7	975	-	975	0.7

Other invested assets	5,410	3.9	5,295	-	5,295	3.8

Receivables for securities	106	0.1	106	-	106	0.1

Securities Lending	1,692	1.2	1,692	XXX	XXX	XXX

Other invested assets	55	-	55	-	55	-

Total invested assets	$138,073	100.0%	$137,928	$1,692	$137,928	100%

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL SCHEDULE OF REINSURANCE DISCLOSURES

DECEMBER 31, 2020

The following information regarding reinsurance contracts is presented to satisfy the disclosure requirements in SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance, which apply to reinsurance contracts entered into, renewed or amended on or after January 1, 1996.

1.

Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is subject to Appendix A-791, Life and Health Reinsurance Agreements, and includes a provision that limits the reinsurer’s assumption of significant risks identified in Appendix A-791?

Yes [ ] No [ X ]

If yes, indicate the number of reinsurance contracts to which such provisions apply:             ________

If yes, indicate if deposit accounting was applied for all contracts subject to Appendix A-791 that limit significant risks.

Yes [ ] No [ ] N/A [ X ]

2.

Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is not subject to Appendix A-791, for which reinsurance accounting was applied and includes a provision that limits the reinsurer’s assumption of risk?

Yes [ ] No [ X ]

If yes, indicate the number of reinsurance contracts to which such provisions apply:             ________

If yes, indicate whether the reinsurance credit was reduced for the risk-limiting features.

Yes [ ] No [ ] N/A [ X ]

3.

Does the Company have any reinsurance contracts (other than reinsurance contracts with a federal or state facility) that contain one or more of the following features which may result in delays in payment in form or in fact:

(a)	Provisions that permit the reporting of losses to be made less frequently than quarterly;

(b)	Provisions that permit settlements to be made less frequently than quarterly;

(c)	Provisions that permit payments due from the reinsurer to not be made in cash within ninety (90) days of the settlement date (unless there is no activity during the period); or

(d)	The existence of payment schedules, accumulating retentions from multiple years, or any features inherently designed to delay timing of the reimbursement to the ceding entity.

Yes [ ] No [ X ]

4.

Has the Company reflected reinsurance accounting credit for any contracts that are not subject to Appendix A-791 and not yearly renewable term reinsurance, which meet the risk transfer requirements of SSAP No. 61R?

Type of contract:	Response:	Identify reinsurance contract(s):	Has the insured event(s) triggering contract coverage been recognized?
Assumption reinsurance – new for the reporting period	Yes [ ] No [ X ]		N/A
Non-proportional reinsurance, which does not result in significant surplus relief	Yes [ X ] No [ ]		No

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL SCHEDULE OF REINSURANCE DISCLOSURES

DECEMBER 31, 2020

5.

Has the Company ceded any risk, which is not subject to Appendix A-791 and not yearly renewable term reinsurance, under any reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) during the period covered by the financial statements, and either:

(a) Accounted for that contract as reinsurance under statutory accounting principles (SAP) and as a deposit under generally accepted accounting principles (GAAP); or

Yes [ ] No [ X ] N/A [ ]

(b) Accounted for that contract as reinsurance under GAAP and as a deposit under SAP?

Yes [ ] No [ X ] N/A [ ]

If the answer to item (a) or item (b) is yes, include relevant information regarding GAAP to SAP differences from the accounting policy footnote to the audited statutory-basis financial statements to explain why the contract(s) is treated differently for GAAP and SAP below: